PRELIMINARY COPY

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 2)


Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

 |X|   Preliminary Proxy Statement         |_|  Confidential for Use of the Com-
                                                mission Only (as permitted by
                                                Rule 14a-6(e)(2))


 |_|  Definitive Proxy Statement

 |_|  Definitive Additional Materials

 |_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            SHARED TECHNOLOGIES INC.
                (Name of Registrant as Specified in Its Charter)

 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 |_|    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
        or 14a-6(i)(2) or Item 22(a) of Schedule 14A.

 |_| $500 per  each  party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6(i)(3).

 |X| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1)       Title of each class of securities to which transaction applies:
             Common Stock, Cumulative Convertible Preferred Stock, Special Preferred Stock.

   (2)       Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     Common stock (6,000,000 shares at $3.44 per share*)             =       $20,640,000
     ------------------------------------------------- ---------------------------------

     Cumulative Convertible Preferred Stock                          =       $25,000,000 (liquidation value)
     -------------------------------------------------------------------------------------------------------

     Special Preferred Stock                                         =       $20,000,000 (liquidation value)

     Payment for preferred stock and assumed debt                    =      $223,500,000
     -----------------------------------------------------------------------------------

        (4)       Proposed maximum aggregate value of transaction:
                                            $289,140,000

        (5)       Total fee paid:

                                            $57,828.00

 |X|    Fee paid previously with preliminary materials.

 |X| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)       Amount Previously Paid:

                                            $57,828.00

        (2)       Form, Schedule or Registration Statement No.:

                                            Schedule 14A

        (3)       Filing Party:

                                            Shared Technologies Inc.

        (4)       Date Filed:

                                            December 1, 1995


         This Proxy Statement is being furnished to holders of Common Stock, par value $.004 per share ("Common Stock"), of Shared Technologies Inc., a Delaware corporation ("STI"), in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting of Stockholders (the "Meeting") to be held on February 28, 1996, at the offices of S.G. Warburg & Co., Inc., 277 Park Avenue, New York, New York, commencing at 2:00 p.m., local time, and at any adjournment or postponement thereof.

         This Proxy Statement and the accompanying form of proxy are intended to be mailed to stockholders of STI on or about February 7, 1996.

         The date of this Proxy Statement is February 7, 1996.

--------
* Average of the high ($3.62) and low ($3.25) prices as reported on November 24, 1995, a date which is within five (5) business days prior to the date of filing.

                            SHARED TECHNOLOGIES INC.

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                         February 28, 1996 at 2:00 p.m.

         Notice is hereby given that a Special Meeting of Stockholders of Shared Technologies Inc. ("STI") will be held on February 28, 1996, at 2:00 p.m., at the offices of S.G. Warburg & Co., Inc., 277 Park Avenue, New York, New York (the "Meeting"), to consider and act upon the following matter:

         Approval of Merger and Amendments to Restated Certificate of Incorporation. Approval of (i) the merger of Fairchild Industries, Inc. ("FII") with and into STI with STI as the surviving corporation (the "Merger") pursuant to the terms of an Agreement and Plan of Merger, dated as of November 9, 1995, as amended pursuant to that certain Amendment dated February 2, 1996 (the "Merger Agreement"), as a result of which STI will issue to RHI Holdings, Inc., the sole holder of FII common stock ("RHI"), upon delivery to STI by RHI of its stock certificates evidencing the common stock of FII 6,000,000 shares of Common Stock and shares of STI Cumulative Convertible Preferred Stock and Special Preferred Stock having an aggregate initial liquidation preference of $45,000,000 (together the "Preferred Stock") and holders of preferred stock of FII will be paid approximately $40,000,000 (the terms of the Merger Agreement and Preferred Stock are described in, and a copy of the Merger Agreement is attached as Exhibit A to, the attached Proxy Statement, which the Board of Directors of STI encourages each stockholder to review carefully), and (ii) amendments to the Restated Certificate of Incorporation of STI as required by the Merger Agreement as a condition to the Merger to:


a) increase the authorized Common Stock, $.004 par value per share of STI from 20,000,000 to 50,000,000 shares;

b) increase the authorized shares of preferred stock, $.01 par value per share from 10,000,000 to 25,000,000; and

c)     change the name of STI to "Shared Technologies Fairchild Inc."


         Only holders of record of Common Stock at the close of business on February 1, 1996, are entitled to notice of and to vote at the Meeting.


                                                 By Order of the
                                                 Board of Directors,


                                                 Kenneth M. Dorros, Secretary

Dated:  February 7, 1996

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON. YOU MAY REVOKE YOUR PROXY AT ANYTIME BEFORE IT IS VOTED. PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" THE MERGER AND THE AMENDMENTS TO THE RESTATED CERTIFICATE OF INCORPORATION. STOCKHOLDERS WHO VOTE AGAINST OR DO NOT VOTE FOR THE MERGER WILL HAVE NO APPRAISAL RIGHTS IF THE MERGER IS APPROVED AND CONSUMMATED.

                                PRELIMINARY COPY


                            SHARED TECHNOLOGIES INC.
                              100 Great Meadow Road
                             Wethersfield, CT 06109


                      PROXY STATEMENT FOR A SPECIAL MEETING
                                 OF STOCKHOLDERS

                        TO BE HELD ON February 28, 1996.


                                  INTRODUCTION


         This Proxy Statement is being furnished on behalf of Shared Technologies Inc., a Delaware corporation ("STI"), in connection with the solicitation of proxies to be voted at a Special Meeting (together with any adjournment(s) thereof, the "Meeting") of Stockholders of STI (the "Stockholders"). The Meeting is to be held at 2:00 p.m., Eastern Time, on February 28, 1996, at the offices of S.G. Warburg & Co., Inc., 277 Park Avenue, New York, New York. This Proxy Statement and the Proxy are first being mailed to Stockholders on or about February 7, 1996.

         The Board of Directors of STI (the "Board") is soliciting the proxies of the Stockholders who were known on STI's records as holders of issued and outstanding shares of common stock, par value $.004 per share (the "Common Stock") of STI as of the close of business on December 22, 1995 (the "Record Date") to consider and vote upon approval of a merger by and between STI and Fairchild Industries, Inc., a Delaware corporation ("FII") with STI as the
Surviving Corporation (the "Merger"), pursuant to an Agreement and Plan of Merger dated as of November 9, 1995, as amended pursuant to that certain Amendment dated February 2, 1996 (the "Merger Agreement") and, as required by the Merger Agreement as a condition of the Merger, amendments to the Restated
Certificate of Incorporation to (a) increase the authorized Common Stock to 50,000,000 shares, (b) increase the authorized preferred stock to 25,000,000 shares and (c) change the name of STI to "Shared Technologies Fairchild Inc." (the "Amendments").


         The Merger will be effected subject to the terms and conditions of the Merger Agreement which are summarized in this Proxy Statement. A copy of the Merger Agreement is attached as Exhibit A to this Proxy Statement. All Stockholders are encouraged to review the Merger Agreement in its entirety.

         Upon consummation of the Merger, the Amendments will become effective and RHI Holdings, Inc. ("RHI"), the sole holder of all outstanding shares of FII common stock, will receive, (i) 6,000,000 shares of STI Common Stock, (ii) shares of STI Cumulative Convertible Preferred Stock bearing a six percent initial annual dividend and having an aggregate liquidation preference of $25,000,000 plus an amount equal to the total amount of dividends the holders would have received if dividends had been paid at the rate of ten percent, less the amount of dividends actually paid, and (iii) shares of STI Special Preferred Stock having an aggregate initial liquidation preference of $20,000,000 (the "Common Consideration"). In connection with the Merger, all shares of Series A Convertible Preferred Stock and Series C Cumulative Preferred Stock of FII will be cancelled in consideration of the payment of the full liquidation value thereof together with accrued dividends aggregating approximately $40,000,000 (the "Preferred Consideration"). All shares of Series B Preferred Stock of FII will be contributed to STI as the entity surviving the Merger (the "Surviving Corporation") and cancelled. See "Information about STI - Description of Securities".

         Upon consummation of the Merger, all shares of FII capital stock shall no longer be outstanding, shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate representing any shares of FII common stock and FII preferred stock shall cease to have any rights with respect thereto, except, as to holders of FII common stock, the right to receive the Common Consideration and, as to holders of FII preferred stock, the right to receive the Preferred Consideration, each upon the surrender of their respective stock certificates.


         In connection with the Merger, STI has agreed that it will be responsible for certain FII liabilities as hereinafter described. STI will, however, be indemnified by RHI and its parent, The Fairchild Corporation and certain other FII affiliates with respect to all non-telecommunications liabilities not specifically assumed (as described in the next paragraph). As the result of the structure of the transaction as a merger with FII, STI will become liable for all obligations arising out of FII's operations predating the Merger, including those which are unrelated to FII's telecommunications business. Prior to the Merger, FII and its affiliates will undergo a recapitalization designed to leave in FII only telecommunications assets and liabilities (and the liabilities specified in the next paragraph) and to divest FII of assets and liabilities associated with its Aerospace Fasteners and Industrial Products businesses and discontinued operations. See "Special Factors
- FII Recapitalization, Liabilities and Indemnification".

         STI intends to use funds obtained from bank loans and the sale of debt securities of the Surviving Corporation (the "Financing") (i) to pay the Preferred Consideration, (ii) to repay all principal and accrued interest owed to the holders of FII's outstanding 12 1/4% Senior Secured Notes Due 1999 (the "FII Senior Notes") to the extent that such holders elect to be repaid pursuant to a tender offer initiated by FII preceding the Merger ($125,000,000 outstanding; the aggregate amount so repaid is hereafter referred to as the "Note Purchase Amount"), (iii) to pay approximately $183,500,000 (less the Note Purchase Amount) in indebtedness of FII, (iv) to repay State Street Bank and Trust Company for all amounts outstanding as of the consummation of the Merger with respect to STI's current loan facility and (v) to fund fees and expenses incurred in connection with the Merger, and it is a condition to the consummation of the Merger that net proceeds from the financing be sufficient to pay all of the foregoing. STI and FII have retained CS First Boston Corporation to raise the required funds and have received a "highly confident" letter from CS First Boston Corporation with respect to its ability to secure $260,000,000 in debt, which includes a $25,000,000 working capital line of credit. See "Special Factors - Required Financing and Effects Thereof".


         Approval of the Merger and Amendments will require the favorable vote of the holders of a majority of all outstanding shares of Common Stock. As of the Record Date, there were 8,506,448 issued and outstanding shares of Common Stock held of record and beneficially by 1,879 Stockholders. As of the Record Date, the members of the Board and the executive officers of STI owned an aggregate of 2,220,236 shares (approximately 23.6% of the total shares of Common Stock outstanding). Anthony D. Autorino, Chief Executive Officer, President and Chairman of STI and owner of 13.6% of the outstanding shares of Common Stock has delivered an irrevocable proxy to FII in favor of the Merger and Amendments. For additional information concerning the beneficial ownership of shares of Common Stock, see "Information About STI - Security Ownership of Certain Beneficial Owners and Management."

    The Board believes that the Merger is fair to the Stockholders and in the best interest of STI and its Stockholders, and the Board of Directors recommends that the Stockholders vote for approval of the Merger and Amendments. In making this recommendation, the Board is relying upon, among other things, the opinion of S.G. Warburg & Co. Inc. ("S.G. Warburg"), which STI retained to determine the fairness, from a financial point of view, of the consideration offered by STI in the Merger. See "Special Factors - Board of Directors Determination of Fairness of the Proposal" and "Special Factors - Opinion of S.G. Warburg."

         No persons have been authorized to give any information or to make any representation other than those contained in this Proxy Statement in connection with the solicitation of proxies and, if given or made, such information or representation must not be relied upon as having been authorized by STI, FII or any other person. This Proxy Statement does not constitute the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such solicitation in such jurisdiction. The delivery of this Proxy Statement shall not under any circumstances create an implication that there has been no change in the affairs of STI or FII since the date hereof or that the information herein is correct as of any time subsequent to its date.


                              AVAILABLE INFORMATION

         STI  is  subject  to the  information  requirements  of the  Securities
Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, files periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information can be inspected and copied at the Commission's public reference facilities located at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 and the public reference facilities in the Commission's New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048 and Chicago Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549.

         A COPY OF STI'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1994 MAY BE OBTAINED WITHOUT CHARGE TO ANY STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, SHARED TECHNOLOGIES INC., 100 GREAT MEADOW ROAD, WETHERSFIELD, CONNECTICUT 06109.

         THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


                 The date of this Proxy Statement is February 7,1996.

                            SHARED TECHNOLOGIES INC.

                                PROXY STATEMENT

                               Table of Contents


INTRODUCTION.................................................................. 1

AVAILABLE INFORMATION......................................................... 3

SUMMARY OF PROXY STATEMENT.................................................... 6
       Business of the Companies.............................................. 6
       The Meeting and Proxy Information...................................... 7
       The Merger and Amendments.............................................. 7
       Security Ownership of Management and Certain Other Persons.............11
       Special Factors........................................................11
       Interests of Certain Persons In the Merger.............................11
       No Appraisal Rights for Stockholders...................................11
       Material Federal Income Tax Consequences...............................12
       Regulatory Requirements................................................12
       Summary Financial Information - STI....................................13
       Summary Financial Information - FII....................................14
       Summary Pro Forma Financial Information
         - STI and FII Combined...............................................15

THE MEETING...................................................................16
       General................................................................16
       Matters To Be Considered at the Meeting................................16
       Board of Directors Recommendation......................................16
       Voting at the Meeting; Record Date.....................................16
       Proxies................................................................17

SPECIAL FACTORS...............................................................18
       Background of the Merger...............................................18
       Reasons for the Merger and Amendments; Recommendations
         of the Board of Directors............................................23
       Required Financing and Effects Thereof.................................24
       Opinion of S.G. Warburg................................................24
       The Proposed Merger....................................................26
       Pro Forma Impact Analysis..............................................28
       FII Recapitalization, Liabilities and Indemnification..................30
       Material Federal Income Tax Consequences...............................31
       Accounting Treatment of the Merger.....................................32
       Interests of Certain Persons in the Merger.............................32
       Effect if the Merger and Amendments are Not Approved...................33

PROPOSAL TO APPROVE THE MERGER AND AMENDMENTS.................................34
       General................................................................34
       Certain Effects Of The Merger..........................................34
       Effective Time.........................................................35
       Other Terms and Conditions.............................................36
       Additional Agreements..................................................36

       Changes to Bylaws......................................................38
       Rights of Dissenting Stockholders......................................38
       Fees and Expenses......................................................38
       Regulatory Requirements................................................39
       Amendment; Termination ................................................39

PRO FORMA FINANCIAL INFORMATION...............................................41
       Pro Forma Combined Balance Sheet
         September 30, 1995...................................................42
       Pro Forma Combined Statement of Operations
         for the nine months September 30, 1995...............................44
       Pro Forma Combined Statement of
         Operations for the year ended December 31, 1994......................45
       Notes to Pro Forma
         Combined Financial Statements........................................46
       STI Unaudited Pro Forma Consolidated
         Financial Statements.................................................50
       STI Pro Forma Consolidated Balance Sheet
         September 30, 1995...................................................51
       STI Pro Forma Consolidated Statement
         of Operations for the nine months ended September 30, 1995...........52
       STI Pro Forma Consolidated Statement
         of Operations for the year ended December 31, 1994...................53
       STI Notes to Pro Forma Consolidated Financial Statements...............54
       FII Unaudited Pro Forma Consolidated
         Financial Statements.................................................56
       FII Pro Forma Consolidated Balance Sheet
         September 30, 1995...................................................57
       FII Pro Forma Consolidated Statement
         of Operations for the nine months ended September 30, 1995...........58
       FII Pro Forma Consolidated Statement
         of Operations for the year ended December 31, 1994...................59
       FII Notes to Pro Forma Consolidated Financial Statements...............60


INFORMATION ABOUT STI.........................................................61
       Business...............................................................61
       Price Range of Common Stock............................................61
       Selected Financial Data................................................62
       Management's Discussion and Analysis of Financial
         Condition and Results of Operations..................................64
       Liquidity Capital Resources............................................67
       Experts................................................................68
       Description of Securities..............................................68
       Security Ownership of Certain Beneficial Owners
         and Management.......................................................72

INFORMATION ABOUT FII.........................................................75
       Formation, Historical Operations and Recapitalization..................75
       Communications Services Business.......................................76
       FII Senior Notes.......................................................76
       Legal Matters..........................................................76
       Selected Financial Data................................................77
       Management's Discussion and Analysis of Financial

         Condition and Results of Operations................................. 79
       Experts............................................................... 83

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS OF STI............................F-1

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS OF FII...........................F-37

EXHIBITS
       Merger Agreement......................................................  A

       First Amendment to Agreement and Plan of Merger.......................A-1

       Opinion of S.G. Warburg & Co., Inc....................................  B

                           SUMMARY OF PROXY STATEMENT

         The following is a summary of certain information contained elsewhere in this Proxy Statement. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in this Proxy Statement and the Exhibits hereto. Unless otherwise defined herein, capitalized terms used in this summary have the respective meaning ascribed to them elsewhere in this Proxy Statement. Stockholders are urged to read carefully this Proxy Statement and the Exhibits hereto in their entirety.

Business of the Companies

Shared Technologies
 Inc. ("STI").......        STI  was  originally  incorporated  in  Delaware  on
                            January 30, 1986.  By a Plan and Agreement of Merger
                            dated March 8, 1988, STI effected a statutory merger
                            with and into Balcon,  Inc., a Delaware  corporation
                            (incorporated  September 23, 1987),  which  survived
                            the   merger   and   changed   its  name  to  Shared
                            Technologies  Inc.  Since such time,  STI's  primary
                            business   has  been  to   provide   shared   tenant
                            telecommunications  services  to  tenants of modern,
                            multi-tenant   office   buildings.   The   principal
                            executive offices of STI are located at 100 Great
                            Meadow Road, Wethersfield, Connecticut 06109.

Fairchild Industries,
Inc. ("FII")..........      FII is incorporated in Delaware and is the successor
                            corporation   to  Fairchild   Industries,   Inc.,  a
                            corporation   incorporated   in  Maryland  in  1936,
                            pursuant to a merger  effective on May 4, 1987.  FII
                            has  historically  operated  a number of  businesses
                            which  have  been   discontinued  but  is  currently
                            operating  through its wholly owned  subsidiary  VSI
                            Corporation  ("VSI") in its three business segments:
                            Aerospace   Fasteners,   Industrial   Products   and
                            Communications    Services,   the   latter   through
                            Fairchild  Communications Services Company. Prior to
                            and  as a  condition  of  the  Merger  which  is the
                            subject of this Proxy Statement,  FII, VSI and FII's
                            parent,  RHI, will undergo a  recapitalization  (the
                            "FII Recapitalization") to transfer from FII and VSI
                            to RHI all assets  other  than those  related to its
                            Communications  Services  business  which  furnishes
                            telecommunications services and equipment to tenants
                            of commercial  office  buildings.  All references to
                            FII in this Proxy  Statement,  unless  stated to the
                            contrary,    are   to   FII    following   the   FII
                            Recapitalization. The principal executive offices of
                            FII are located at 300 West Service Road, Chantilly,
                            Virginia  22021-0804.  See "Information  About FII -
                            Formation,       Historical      Operations      and
                            Recapitalization."

The Meeting and Proxy Information


Time, Date and Place....    The Meeting will be held on February  28,  1996,  at
                            the offices of S.G.  Warburg & Co.,  Inc.,  277 Park
                            Avenue, New York, New York, commencing at 2:00 p.m., local time, and at any adjournment or postponement thereof.

Record Date; Shares

 Entitled to Vote.......    Holders  of record of shares of Common  Stock on the
                            close of business on February 1, 1996, are entitled to notice of and to vote at the Meeting. At such date, there were 8,506,448 shares of Common Stock outstanding, each of which will be entitled to one vote on each matter to be acted upon or which may properly come before the Meeting.

Vote Required..........     The  approval  of the  Merger  and  Amendments  will
                            require the affirmative vote of the holders of a majority of the shares of Common Stock outstanding as of the record date for the Meeting and entitled to vote.

                            The proxy set forth on the proxy card which is enclosed with this Proxy Statement contains a space where each Stockholder may indicate whether such Stockholder chooses to vote such Stockholder's shares of Common Stock in favor of or against the Merger and Amendments or to abstain from voting. If the proxy is duly completed and returned to the Transfer Agent, the proxy will be voted in accordance with the instructions thereon. If a Stockholder returns the proxy duly executed, but does not indicate the manner in which the proxy will be voted, the proxy will be voted FOR the Merger and Amendments.

The Merger and Amendments

Purpose of the Meeting;

 The Merger............     The purpose of the  Meeting is to consider  and vote
                            upon approval of (i) a merger (the  "Merger") by and
                            between STI and FII,  pursuant to an  Agreement  and
                            Plan of Merger  dated as of  November  9,  1995,  as
                            amended  pursuant to that  certain  Amendment  dated
                            February  2,  1996  (the  "Merger  Agreement")  as a
                            result of which RHI,  the sole  holder of FII common
                            stock,   will  receive  "Common   Consideration"  of
                            6,000,000  shares  of  Common  Stock  and  shares of
                            Cumulative  Convertible  Preferred Stock and Special
                            Preferred Stock (together hereinafter referred to as
                            the  "Preferred  Stock")  and  holders of  preferred
                            stock  of  FII   will  be  paid  in  the   aggregate
                            "Preferred     Consideration"    of    approximately
                            $40,000,000  (the terms of the Merger  Agreement and
                            Preferred  Stock are described in, and a copy of the
                            Merger  Agreement  is attached as Exhibit A to, this
                            Proxy Statement, which the Board of Directors of STI
                            encourages  each  Stockholder to review  carefully),
                            and,  (ii) as required by the Merger  Agreement as a
                            condition   of  the   Merger,   amendments   to  the
                            Certificate of  Incorporation of STI to (a) increase
                            the  authorized  Common  Stock  from  20,000,000  to
                            50,000,000   shares,  (b)  increase  the  authorized
                            preferred  stock
                            from  10,000,000  to  25,000,000  and (c) change the
                            name of STI to "Shared  Technologies  FairchildInc."
                            (the "Amendments").

Certain Effects of
 the Merger and

 Amendments...........      Upon  issuance  of  the  Common  Consideration,   an
                            additional  6,000,000 shares of Common Stock will be
                            outstanding and based upon the capitalization of STI
                            as of January 1, 1996,  the sole common  stockholder
                            of  FII,  RHI,  will  own  approximately  41% of the
                            outstanding  shares of STI Common Stock  immediately
                            following   consummation  of  the  Merger,  and  the
                            holders of  currently  outstanding  shares of Common
                            Stock will decrease their ownership position to 59%.
                            The Cumulative  Convertible  Preferred  Stock,  also
                            issued as part of the Common Consideration, will be,
                            at the time of issuance,  convertible into 3,921,568
                            shares of Common  Stock.  On a fully  diluted  basis
                            (assuming  the  issuance and exercise of all options
                            reserved   (1,500,000)   under   STI's  1996  Equity
                            Incentive Plan), RHI will own approximately 39% and all other holders will own approximately 61%. If any officer or director of RHI is issued any options under the 1996 Equity Incentive Plan, RHI's and such individuals' aggregate beneficial ownership position could be increased. The Merger in and of itself, therefore, will not result in RHI having voting control of the Surviving Corporation. The fact that RHI does not attain voting control notwithstanding, RHI will nevertheless be able to exert considerable control over the Surviving Corporation in light of the fact that it will own 41% of the outstanding shares of Common Stock, and in light of the terms of the Shareholders' Agreement as described below.

                            The Cumulative Convertible Preferred Stock pays dividends of 6% annually and will have an aggregate liquidation preference (and a mandatory redemption price at the end of 12 years) of $25,000,000 plus an amount equal to the total amount of dividends the holders would have received if dividends had been paid at the rate of 10%, less the amount of dividends actually paid. The Special Preferred Stock pays no dividends but has an initial liquidation preference of $20,000,000 which increases by $1,000,000 each year to a maximum of $30,000,000.
                            The rights of the Preferred Stock will be junior to the rights of the Series C Preferred Stock of STI and on parity with the rights of all other outstanding preferred stock of STI. See "Proposal to Approve the Merger Agreement and Amendments - General", "Proposal to Approve the Merger and Amendments - Additional Agreements" and "Information about STI - Description of Securities".


                            In connection with the Merger, STI has agreed to indemnify FII for losses incurred by FII in connection with a breach of STI's representations and warranties as set forth in the Merger Agreement. In the event of any such breach and liability by STI therefor, STI has the option, in lieu of paying cash, to issue shares of Common Stock to RHI equal in value to the amount of any such loss. If STI should choose to issue shares of Common Stock to satisfy its indemnification obligations for a breach, such issuance will result in a dilution of the interests of the STI Stockholders.


                            As a result of the Merger, the Surviving Corporation shall repay an aggregate of approximately $183,500,000 in indebtedness of FII and shall become liable for other liabilities of FII's telecommunications business and potentially, as a matter of law, liabilities of FII's former businesses and pre-Merger tax liabilities of FII and VSI. RHI and TFC will indemnify STI for pre-Merger tax liabilities of FII and VSI. See "Special Factors
                            - FII Recapitalization, Liabilities and Indemnification". STI intends to use funds obtained from bank financing and the private placement of debt securities of the Surviving Corporation (the "Financing") (i) to pay the Preferred Consideration,
                            (ii) to repay the $183,500,000 of indebtedness of FII, (iii) to refinance STI's current loan facilities and (iv) to pay the fees and expenses incurred in connection with the Merger, and it is a condition to the consummation of the Merger that net proceeds from the Financing be sufficient to pay all of the foregoing. STI and FII have retained CS First Boston Corporation to raise the needed funds and to secure a $25,000,000 working capital line of credit and have received a "highly confident" letter from CS First Boston Corporation, dated November 15, 1995 with respect to its ability to secure $260,000,000 in debt, which includes the $25,000,000 line of credit. See "Special Factors - Required Financing and the Effects Thereof" and "FII Recapitalization, Liabilities and Indemnification".


                            Concurrently with the Merger, FII's Chief Operating Officer Mel D. Borer will become President, Chief Operating Officer and a Director of the Surviving Corporation and RHI shall have the right to nominate three additional members of the Board of Directors who shall then be elected to the Board, with Anthony
                            D. Autorino, STI's Chairman and Chief Executive Officer, having the right to nominate seven Board members. Additionally, if four consecutive dividend payments are missed with respect to the Cumulative Convertible Preferred Stock, FII shall have the right to nominate one additional director and if eight consecutive dividend payments are missed, FII shall have the right to nominate a second additional director (with such additional director(s) to be added in lieu of existing non-RHI directors). Mr. Autorino and RHI have agreed to vote all of their respective shares of Common Stock in favor of each other's nominees. See "Proposal to Approve the Merger and Amendments - Certain Effects of the Merger; Additional Agreements; Description of Securities; Changes to Bylaws".


                            FII has disclosed to STI that it has entered into two year employment agreements with 10 employees, each with annual base salaries exceeding $100,000 and with aggregate annual base salaries aggregating approximately $1,300,000. The Shareholders' Agreement to be entered into among STI, Mr. Autorino and RHI concurrently with the Merger provides that Jeffrey J. Steiner, Chairman of the Board, Chief Executive Officer and President of FII, RHI, and The Fairchild Corporation will be Vice Chairman of the Surviving Corporation. Effective with the Merger, Mr. Steiner and Mr. Borer will each enter into an employment agreement with the Surviving Corporation. Their respective salaries under such employment agreements will be $350,000 and $250,000. See "Proposal to Approve the Merger and Amendments - Interests of Certain Persons in the Merger".


Termination of the Merger
  Agreement; Amendments...  The Merger  Agreement  may be terminated at any time before or after action thereon by the Stockholders at the Meeting upon certain events. If the Merger Agreement is terminated due to action by a party's Board of Directors to withdraw, modify or amend in an adverse manner its recommendation of the Merger as a result of the exercise of its fiduciary duties, such party shall be required to pay the other $5,000,000. The Merger Agreement may be amended by a writing executed by all parties to the Merger Agreement. See "Proposal to Approve the Merger and Amendments - Amendment, Termination"; and "Fees and Expenses".

Opinion of the
Financial Advisor......     The Board of Directors retained the services of S.G.
                            Warburg & Co.,  Inc.  ("S.G.  Warburg") as financial
                            advisor  to  assist  in  the  consideration  of  and
                            negotiation  of the Merger and to deliver a fairness
                            opinion with respect to the Merger.  By letter dated
                            November 9, 1995,  and addressed to the Board,  S.G.
                            Warburg  rendered  its opinion that from a financial
                            point of view the financial consideration to be paid
                            by STI in the Merger  upon the terms and  conditions
                            set forth in the  Merger  Agreement  is fair to STI.
                            See  "Special  Factors - Opinion  of S.G.  Warburg".
                            S.G.   Warburg   did  not   address  the  matter  of
                            indemnification  to be  provided  to  STI  by  FII's
                            affiliates.    See    "Special    Factors    -   FII
                            Recapitalization, Liabilities and Indemnifications."

Reasons for the Merger...   The  Board of  Directors  of STI  believes  that the
                            terms of the  Merger  are  fair to,  and in the best
                            interests of, STI and its Stockholders.  STI's Board
                            of Directors believes that the business  combination
                            with  FII will  further  STI's  long-term  strategic
                            objective  of   increasing   shareholder   value  by
                            achieving economies of scale, expanding geographic coverage and adding products, thereby increasing its overall business base for further internal growth and acquisitions. See "The Meeting - Board of
                            Directors Recommendations; Special Factors - Reasons for the Merger and Amendments."

Reasons for the

Amendments............      The Merger  Agreement  requires that the  authorized
                            Common  Stock  be  increased  to   50,000,000   from
                            20,000,000 and that the authorized  preferred  stock
                            be increased to 25,000,000  from  10,000,000.  As of
                            the record date, STI had 8,506,448  shares of Common
                            Stock   outstanding   with  commitments  to  reserve
                            5,625,824  additional shares. As of the record date,
                            STI had  10,000,000  shares of authorized  preferred
                            stock and the Board has authorized series or classes
                            thereof  aggregating  6,700,000 shares. An aggregate
                            of  1,363,772  shares  of  preferred  stock  of  all
                            designated  series are issued and  outstanding.  The
                            Board has approved the increases in order to provide
                            for  the  issuance  of  the  Common   Consideration,
                            including the potential conversion of the Cumulative
                            Convertible  Preferred  Stock, to provide  available
                            Common Stock for the 1996 Equity Incentive Plan and to provide future flexibility in connection with acquisitions, stock options and capital raising. See
                            "Information about STI- Description of Securities".



Recommendation of the
  Board of Directors....    The   directors  of  STI  approved  the  Merger  and
                            Amendments  pursuant  to the Merger  Agreement  at a
                            meeting  on  November  9,  1995,   and  declared  it
                            advisable  and   recommended  a  vote  in  favor  of
                            approval by the holders of Common  Stock of STI. See
                            "Special  Factors  -  Reasons  for  the  Merger  and
                            Amendments;   Recommendations   of  the   Board   of
                            Directors."

 Security  Ownership of
 Management and Certain
 Other Persons...........   As of September  30, 1995,  directors  and executive
                            officers of STI and their  affiliates  may be deemed
                            to be beneficial  owners of  approximately  23.0% of
                            the outstanding shares of Common Stock at such date.
                            Anthony  D.  Autorino,   Chief  Executive   Officer,
                            President and Chairman of the Board of STI has delivered to FII his irrevocable proxy to vote in favor of the Merger. See "Information About STI -
                            Security  Ownership of Certain Beneficial Owners and
                            Management" and "The Meeting- Voting at the Meeting;
                            Record Date".



Special Factors........     STI stockholders should consider  carefully,  before
                            determining how to vote their shares at the Meeting, certain risks associated with merging with FII. See
                            "Special Factors - FII Recapitalization, Liabilities and Indemnification."

Interests of Certain Persons
  In the Merger.............In considering the recommendations of STI's Board of
                            Directors, Stockholders should be aware that certain members of management and the Board of Directors of STI have certain interests in the Merger that are in addition to the interests of Stockholders of STI generally. Prior to the Effective Time, the Surviving Corporation shall enter into a two-year employment agreement with Anthony D. Autorino as Chief Executive Officer and Chairman of the Surviving Corporation providing for an annual base salary of $500,000 and payments upon a change of control and shall enter into a two-year employment agreement with Vincent DiVincenzo as Senior Vice President and Chief Financial Officer of the
                            Surviving Corporation providing for an annual base salary of $150,000 and payments upon a change of control. Additionally, the Board has approved the adoption of the 1996 Equity Incentive Plan and has authorized and reserved 1,500,000 shares of Common Stock therefor. See "Special Factors - Interests of Certain Persons in the Merger".

No Appraisal Rights for
  Stockholders...........   Stockholders  of STI who are  opposed  to the Merger
                            and vote against or do not vote for the Merger at the Meeting will have no appraisal rights if the Merger is approved and consummated. See "Proposal to Approve the Merger and Amendments; Rights of Dissenting Stockholders".

Material Federal Income

 Tax Consequences.......    Assuming  that  (i)  the  Merger  is  structured  as
                            described in this Proxy  Statement,  (ii) RHI enters
                            into the Shareholders'  Agreement restricting resale
                            of the securities  received by RHI in the Merger and
                            (iii) RHI has no plan or  intention  of disposing of
                            the shares of Common  Stock and  Preferred  Stock of
                            STI  received  pursuant  to the  Merger,  the Merger
                            should be treated as a reorganization  under section
                            368(a)(1)(A)  of the Internal  Revenue Code of 1986,
                            as  amended  (the  "Code")  (a  so-called   "Type  A
                            reorganization"). If the Merger is treated as a Type
                            A reorganization, FII will not recognize any gain or
                            loss as a result of the Merger, and the tax basis of
                            the  assets  of FII in the  hands of STI will be the
                            same as the tax basis of such assets in the hands of
                            FII immediately prior to the Merger. Notwithstanding
                            whether   the   Merger  is   treated  as  a  Type  A
                            reorganization,   neither   STI  nor   the   current
                            shareholders of STI will recognize any gain or loss as a result of the Merger. RHI and TFC will indemnify the Surviving Corporation for pre-Merger tax liabilities of FII and VSI. See "Special Factors
                            - Material Federal Income Tax Consequences".


Regulatory
Requirements............    No federal or state filing requirements must be made
                            or regulatory  approvals obtained in connection with
                            the Merger and Amendments  other than (i) the filing
                            of  notification,  and the  receipt of  consents  or
                            approvals,  required by applicable provisions of the
                            Hart-Scott-Rodino   Antitrust  Improvements  Act  of
                            1976,  as  amended,   and  regulations   promulgated
                            pursuant  thereto  (which  pre-merger  approval  was
                            received   on   January   5,   1996)  and  (ii)  the
                            application for various state  regulatory  approvals
                            to transfer from Fairchild  Communications  Services
                            Company to the Surviving  Corporation the applicable
                            certificates of public convenience and necessity (or
                            similar  certificates)   authorizing  the  Surviving
                            Corporation to resell intrastate telecommunications services in such states. However, the Certificate of Merger including the Amendments will be required to be filed with the Secretary of State of Delaware in order for the Merger and Amendments to be effective and a Certificate of Designations, Preferences and Rights with respect to each of the Cumulative
                            Convertible  Preferred  Stock and Special  Preferred
                            Stock must be filed with the Secretary of State of Delaware to establish the Preferred Stock.

SUMMARY FINANCIAL INFORMATION - STI

The summary information set forth below is derived from, and should be read in conjunction with, the selected financial data and consolidated financial statements and notes thereto of STI and its subsidiaries appearing elsewhere in this Proxy Statement. (In thousands, except per share data.)

                                                                           For the nine months            For the nine months
                                     Fiscal year ended December 31         ended September 30, 1994       ended September 30, 1995
                             --------------------------------------------  ------------------------       ------------------------
                                   1992      1993        1994
                                   ----      ----        ----

Statements of
Operations Data:

Net revenues                  $  24,077   $  25,426    $ 45,367               $    31,514                    $    43,675
Net income                        2,724         140       2,286                     1,563                          2,074
Net income (loss)
 per common share                   .59       (.04)         .27                       .21                            .20
Weighted average
 common shares                4,062,710   5,132,296   6,792,277                 5,699,483                      8,698,207



                                          December 31
                                1992       1993        1994                       September 30, 1995
                                ----       ----        ----                       ------------------
                                                                                      (unaudited)
Balance Sheet Data:

Working capital (deficit)    $ (4,506)   $ (3,874)  $ (3,691)                          $(2,124)
Total assets                   18,752      20,601     37,925                            47,079
Long Term Debt                  2,282       1,777      2,886                             4,012
Stockholders' equity            6,034       9,302     20,881                            23,971


SUMMARY FINANCIAL INFORMATION - FII

         The summary information set forth below is derived from, and should be read in conjunction with, the selected financial data and consolidated financial statements and notes thereto of FII and its subsidiaries appearing elsewhere in this Proxy Statement.

                                                                                     (in thousands)
                                                 Year ended June 30                                  Three Months Ended
                                                --------------------                                -------------------
                                                                                                   October 2,   October 1,
                                                                                                      1994         1995
                                                                                                         (unaudited)
                                            1993          1994         1995
                                            ----          ----         ----

Statements of
Operations Data:


  Sales                                    68,639        74,897       109,741                        20,124       33,138
  Net loss after

     preferred dividends                  (16,130)      (37,889)      (16,261)                        (668)        (581)


Balance Sheet Data:

                                                       June 30                                         October 1, 1995
                                                      ---------                                        ---------------
                                          1993          1994         1995                                (unaudited)
                                          ----          ----         ----

  Working capital                         32,279       23,373       57,342                                  54,824
  Total assets                           368,084      331,318      351,309                                 352,326
  Total long-term
    debt and
    obligations
    under capital
    leases                               186,377      183,259      181,309                                 181,015
  Stockholders'
    equity                               126,855       93,175      102,347                                 104,128


         SUMMARY PRO FORMA FINANCIAL INFORMATION - STI AND FII COMBINED

         The following summary pro forma financial information is derived from, and should be read in conjunction with, the separate consolidated financial statements of each of STI and FII and the notes thereto and the more detailed pro forma financial information and notes thereto included elsewhere in this Proxy Statement. All figures are in thousands except for per share information.

Statements of Operations Data:

                                       Combined
                                      fiscal year                  Combined nine months
                                         ended                             ended
                                     Dec. 31, 1994                  September 30, 1995
                                     -------------                  ------------------

Revenues                                 $175,247                         $136,400

Net income
  (loss)                                   (9,783)                          (6,695)
Net income
  (loss) per
  common share                             $(1.08)                          $(0.31)

Weighted average
  common shares                            12,792                           14,698


Balance Sheet Data:

                                                          Combined
                                                       Sept. 30, 1995

Working capital deficit                                   $(2,885)

Total assets                                              373,217

Long-term debt                                            239,739


Stockholders'
  equity                                                   47,972



(1)   See Notes to Unaudited Pro forma Financial Statements.

                                   THE MEETING

GENERAL


         This Proxy Statement is being furnished to holders of Common Stock in connection with the solicitation of proxies by the STI Board of Directors for use at the Meeting to be held on February 28, 1996, at the offices of S.G. Warburg & Co., Inc., 277 Park Avenue, New York, New York, commencing at 2:00 p.m., local time, and at any adjournment or postponement thereof.

         This Proxy Statement and the accompanying form of proxy are first being mailed to Stockholders of STI on or about February 7, 1996.


MATTERS TO BE CONSIDERED AT THE MEETING


         At the Meeting, holders of STI Common Stock will consider and vote upon
(i) the merger of FII with and into STI, with STI as the surviving corporation (the "Merger") pursuant to the terms of an Agreement and Plan of Merger dated as of November 9, 1995, as amended pursuant to a certain Amendment dated February 2, 1996, as a result of which RHI Holdings, Inc., the sole holder of FII common stock, will receive 6,000,000 shares of STI Common Stock and shares of Cumulative Convertible Preferred Stock and Special Preferred Stock and (ii) amendments to the Certificate of Incorporation of STI as required by the Merger Agreement as a condition to the Merger to: a) increase the authorized Common Stock, $.004 par value per share of STI to 50,000,000 shares; b) increase the authorized shares of preferred stock, $.01 par value per share of STI to 25,000,000 shares; and c) change the name of STI to "Shared Technologies Fairchild Inc." (the "Amendments").


BOARD OF DIRECTORS RECOMMENDATION

         The directors of STI have approved the Merger Agreement and recommended a vote FOR approval of the Merger and Amendments.

VOTING AT THE MEETING; RECORD DATE


         The Board of Directors has fixed February 1, 1996 as the record date (the "Record Date") for the determination of the Stockholders entitled to notice of and to vote at the Meeting. Accordingly, only holders of record of Common Stock on the Record Date will be entitled to notice of and to vote at the Meeting. As of the Record Date there were 8,506,448 shares of Common Stock outstanding, and entitled to vote at the Meeting held of record and beneficially by 1,879 Stockholders. Each Stockholder on the Record Date is entitled to cast one vote per share on the approval of the Merger and Amendments, exercisable in person or by properly executed proxy, at the Meeting. On matters upon which the holders of shares of Common Stock vote, the presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting, is necessary to constitute a quorum at the Meeting.


         The affirmative vote of the holders of a majority of all outstanding shares of Common Stock and entitled to vote, is required to approve the Merger and Amendments.

         In certain circumstances, a stockholder will be considered to be present at the Meeting for quorum purposes but will not be deemed to have cast a vote on a matter. Such circumstances exist when a stockholder is present but specifically abstains from voting on a matter or when shares are represented at the Meeting by a proxy conferring authority to vote only on certain matters. In conformity with Delaware law, shares abstaining from voting or not voted on certain matters will not be treated as votes cast with respect to those matters, and therefore will not affect the outcome of any such matter.

         As of September 30, 1995, directors and executive officers of STI and their affiliates may be deemed to be beneficial owners of approximately 23.0% of the outstanding shares of STI Common Stock. Anthony D. Autorino, Chief Executive Officer, President and Chairman of the Board of STI has delivered to FII his irrevocable proxy to vote for the Merger.


         As of the date of this Proxy Statement, FII owned no outstanding shares of STI Common Stock.

PROXIES

         This Proxy Statement is being furnished to STI Stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of STI for use at the Meeting.

         All shares of STI Common Stock which are entitled to vote and are represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at such Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated, such proxies will be voted:

             FOR approval and adoption of the Merger and Amendments.

         If any other matters are properly presented at the Meeting for consideration, including, among other things, consideration of a motion to adjourn the Meeting to another time and/or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed form of proxy and acting thereunder will have discretion to vote on such matters in accordance with their best judgment insofar as they are not otherwise instructed and insofar as they are not voting proxies which have voted against the Merger to adjourn the Meeting for the purpose of soliciting additional proxies or otherwise in contravention of a vote against the Merger.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of STI, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy,
(ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of STI before the taking of the vote at the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Shared Technologies Inc., 100 Great Meadow Road, Wethersfield, CT 06109, Attention: Secretary, or hand delivered to the Secretary of STI before the taking of the vote at the Meeting.

         All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by STI. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of STI in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees and fiduciaries. STI will reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

         A representative of Rothstein, Kass & Company, P.C., STI's principal accountants for the current year and the most recently completed fiscal year, is expected to be present at the Meeting and to be available to respond to appropriate questions.

                                 SPECIAL FACTORS


BACKGROUND OF THE MERGER

         The terms of the Merger are set forth elsewhere in this Proxy Statement, and the following is a description only of the background and context of the Board's decision to approve the Merger Agreement. References to terms of the agreements in this context are not intended to be definitive and Stockholders should carefully study the particular terms of the Merger as set forth in other parts of this Proxy Statement.

         In June, 1994, the Board appointed an ad hoc committee consisting of Messrs. Autorino, DiVincenzo, Hutheesing and Decker as a Strategic Steering Committee to review, analyze and present to the Board strategic alternatives for STI. Mr. Oakes was subsequently appointed to the Steering Committee in May 1995. The Steering Committee was charged with reporting back to the Board with proposals to enhance shareholder value.


         The Steering Committee generally reviewed possible acquisition targets and possible acquirors of STI. STI representatives conducted discussions with respect to such possibilities with a competitive access provider between June, 1994 and September, 1995 and also with a long-distance telecommunications company between October, 1994 and March, 1995. These discussions, which were sporadic during such periods, did not result in any definitive offers by STI or other companies but provided the Steering Committee with the opportunity to learn more about other businesses in the industry.

         Upon recommendation of the Steering Committee, on July 11, 1995 Mr. Autorino and Mr. Hutheesing initiated contact with S.G. Warburg and on September 5, 1995 STI engaged S.G. Warburg to work with the Steering Committee in developing strategic alternatives. S.G. Warburg met with the management of STI and with members of the Steering Committee on August 4, September 13, and October 11, 1995 to discuss STI's business evolution, acquisition history, strategy and operational performance measures and objectives. As a result of these discussions, an analysis of recent telecommunications and shared tenant services industry trends (e.g., announced financial results and recent acquisitions by industry participants including MFS Communications Co. Inc., Frontier Corp. and WorldCom Inc.), and S.G. Warburg's experience in executing other acquisitions and strategic advisory assignments for telecommunications companies, S.G. Warburg and the Steering Committee proposed the following four alternative courses available to STI: 1) continue to build shareholder value through organic growth; 2) acquire an existing business for cash or stock or both; 3) seek a purchaser for STI; or 4) seek a business combination. S.G. Warburg presented these four alternative courses to the full Board on October 19-20, 1995. The proposed Merger between STI and FII was recommended by S.G. Warburg as the most viable alternative because: (a) it represented the most effective means to improve the share price performance of STI; (b) the Surviving Corporation would represent the largest player in the shared tenant services industry; (c) the proposed Merger would enhance the management depth of STI; and
(d) financial analysis indicated that, at the value range proposed by FII, the Merger could be expected to have a favorable financial impact on STI. S.G. Warburg further discussed the terms of a proposed business combination with FII and presented analyses, described below, to address the proposed amount of consideration put forth by FII.


         The Board determined that although STI did have the option to continue to grow organically in its core businesses, given the increasing competition in the telecommunications field by highly capitalized market participants, reliance on growth without acquisitions did not appear to be a practical way in an appropriate time frame to improve the valuation of STI in the marketplace. Any increase in the scale of business from organic growth was viewed as gradual and less certain than alternatives discussed below.

         The Board determined that the most direct way for STI to grow dramatically and constructively would be to acquire existing businesses. STI's management believed that this strategy was hampered by the current undervaluation of STI's shares in the market relative to companies in the industry and prices paid for comparable companies in acquisitions, which would make acquisitions strictly through issuance of shares more expensive. STI regularly uses its available cash for operations and investment in equipment for expansion of operations, leaving relatively little cash available for significant acquisitions. Another obstacle was the scarcity of available acquisition candidates of appropriate size and market position.

         Although a sale of STI's business or of STI itself would be an alternative in that STI's assets, experience, and market position are attractive to a range of communications companies for a variety of reasons, due to the deemed undervaluation of the shares of STI, and because other alternatives appeared to be more promising, the Steering Committee and the Board concluded that it would not be prudent in the interest of building shareholder value in the near term to pursue a sale of STI or its assets at this time.


         On September 20, 1995, The Fairchild Corporation ("TFC") made a public announcement that it was either going to sell the telecommunications business of FII or conduct an initial public offering of the stock of a newly reorganized FII consisting only of the telecommunications business. As a result of such announcement, STI's Chairman, Anthony D. Autorino initiated contact with Jeffrey
J. Steiner, Chairman of TFC, on September 29, 1995 regarding a possible acquisition by STI of the telecommunications business of FII and they agreed to hold a meeting on October 3, 1995. In addition to Mr. Autorino and Mr. Steiner, James Crystal of S.G. Warburg and Vincent DiVincenzo and Paul Barry of STI attended the October 3rd meeting. At such meeting, the parties discussed the acquisition of FII by STI. Mr. Steiner informed STI that FII was very shortly thereafter expected to file a registration statement in connection with its initial public offering, that the investment bankers handling the initial public offering had valued the telecommunications business at $300,000,000 and that a purchase price for the telecommunications business would have to approximate that amount. Additionally, due to the significant adverse tax impact on TFC of an outright sale of FII's communications assets, Mr. Steiner advised STI that the only acceptable approach to an acquisition by STI was a merger without recognition of gain by TFC for tax purposes.

         On October 5, 1995, Messrs. Autorino and Steiner met with Richard Ivers, Michael Johnson and Robin Rankin of CS First Boston Corporation ("First Boston") to discuss financing the transaction. First Boston concluded from such meeting that First Boston would examine whether it was willing to raise the financing for the transaction and whether it could provide a "highly confident" letter to STI in connection therewith.

         Between October 5 and October 10, 1995, Mr. Autorino and Mr. Steiner had numerous telephone conversations in which they discussed the potential synergies of the combined companies, the general structure of the merged entity and the consideration to be paid in the Merger. On October 10, 1995, Mr. Autorino, Vincent DiVincenzo and Paul Barry met with Richard Ivers and Michael Johnson of First Boston and S.G. Warburg to discuss deal structure, components of the purchase price and financing. Between October 10 and October 16, 1995, Mr. Autorino and Mr. DiVincenzo conducted numerous discussions with Messrs. Ivers and Johnson of First Boston and with David Cohen, James Stewart, John Schiavone and James Crystal of S.G. Warburg to work out more specific terms. On October 16, 1995, Mr. Autorino conversed with Mr. Steiner to finalize the specifics of the transaction for presentation to their respective Boards, at which time they agreed on the transaction structure and a payment structure involving the issuance of securities and the assumption of certain liabilities. Although the basic terms of the transaction were established as of such time, Messrs. Autorino and Steiner continued discussions and had meetings on October 26 and 30 and November 7, 1995 relative to addressing specific issues up to the time the Merger Agreement was executed. The issues discussed at the meetings on October 25, October 26, October 30, November 2, and November 7, 1995 were the composition of the equity components of the Merger consideration, including the terms of the proposed preferred stock, and the terms of the Shareholders' Agreement, specifically the standstill agreement, lockup periods and board of directors representation by FII. See "Proposal to Approve the Merger and Amendments Additional Agreements."


         At a special meeting of the Board held on October 19 and 20, 1995, S.G. Warburg presented a summary of strategic alternatives and an evaluation of the four courses examined by the Steering Committee as described above. For the reasons set forth above, S.G. Warburg recommended that STI attempt to pursue a merger with a strategically appropriate candidate. As part of its report to the Board, S.G. Warburg presented and analyzed the possible structure of a transaction in which STI could acquire the FII telecommunications business, an enterprise significantly larger than STI's own operations. Management believed that a combination with FII could circumvent, to some extent, the pricing issues created by the undervaluation of STI, due to FII's perceived willingness to remain a significant shareholder in STI and the perceived ability of the Surviving Corporation to leverage the combined operations to generate cash payable in the Merger. Therefore, the Board discussed with S.G. Warburg structuring an offer which included merger consideration of (i) Common Stock,
(ii) preferred stock with a conversion feature at a price in excess of STI's current trading price, (iii) cash to FII preferred stockholders and (iv) assumed debt, the latter two components to be funded by borrowings of the Surviving Corporation. In the course of the meeting, S.G. Warburg presented:

o   A review of the four alternatives described above.
o An overview of the nature of FII's business, its strategy and its recent financial performance.
o A preliminary valuation of FII consisting of an analysis of comparable companies, precedent transactions, and discounted cash flow.
o   An overview of the key elements of the Merger.
o An overview of the aggregate consideration of the Merger being provided to RHI at face value and at approximate trading value.
o   A summary of the sources of financing for the Merger.
o   An analysis of the pro forma impact of the Merger on STI's capital structure
o   A summary of the advantages and issues of the Merger.


         A merger with FII was discussed as a unique opportunity for STI. FII is the largest provider of shared telecommunications services in the country, with revenues nearly double those of STI. FII is in the same business as STI, located in 25 cities in the United States including many locations where STI has no presence. FII recently acquired JWP Telecom, Inc. with its complementary "systems" business, through which it sells and services telecommunications equipment, and this would give STI improved access to potential customers. In addition, a merger with FII would bring to STI a pool of experienced managers who could be instrumental in the growth of STI.


         Finally, according to the analysis conducted by STI, a combination with such a closely related business would result in significant economies of scale, or synergies, in terms of bulk purchasing of long distance services, sharing of infrastructure, management combinations and marketing efficiencies.

         In a merger, however, the surviving corporation, STI in this case, inherits all of the liabilities of the acquired company as well as its assets. STI thus reviewed the potential liabilities arising as a result of a merger, and identified three primary areas of concern. These are liabilities outside of FII's communications business for which STI would become legally responsible and include: (i) approximately $50,000,000 present value in unfunded post-retirement health benefits payable on behalf of former FII employees, (ii) a dispute with the United States Government under Government Contract Accounting rules concerning potential liability of FII arising out of the use of and accounting for approximately $50,000,000 in excess pension funds relating to certain government contracts in the discontinued aircraft production business of FII, and (iii) certain claims relating to remediation of environmental damage resulting from discontinued FII operations. Based on a review of engineering studies conducted for FII of claims for known contamination, STI estimates that it is reasonably possible that the costs resulting from such claims could range from $8,000,000 to $30,000,000, although further investigation could result in either a lower or higher estimated cost level. There may be off-sets from third-party claims or insurance recoveries which would reduce potential liability. STI's estimates did not include any claims for unknown liabilities for properties not yet surveyed for environmental contamination which could have occurred as long ago as thirty years.


         A principal subject of negotiations between STI and FII was the matter of handling the liabilities of FII arising from non-communications activities. The negotiated result, as described in further detail elsewhere in this Proxy Statement (see "FII Recapitalization, Liabilities and Indemnification"), was to have TFC and RHI indemnify STI for all such liabilities whether existing at the time of the Merger or arising thereafter pursuant to a certain Indemnification Agreement, which liabilities are any and all losses, liabilities and damages or actions or claims (or actions or proceedings, whether commenced or threatened) in respect thereof ("Losses") resulting from any liability or claims (including without limitation counsel fees and expenses of STI in the event RHI and TFC fail to assume the defense thereof) which related to the operations of FII or any of its subsidiaries prior to the consummation of the Merger except for Losses related to FII telecommunications business and the liabilities specifically assumed by STI pursuant to the Merger Agreement. In addition, two TFC affiliates are to indemnify STI indefinitely for liabilities arising out of the respective aircraft fasteners and industrial mold businesses pursuant to certain Indemnification Agreements, which liabilities are any and all Losses resulting from any liability or claims (including without limitation counsel fees and expenses of STI in the event the TFC affiliates fail to assume the defense thereof) which related to the aerospace and industrial fasteners business as previously owned and conducted by FII prior to the consummation of the Merger. Notwithstanding such Indemnification Agreements, STI will not be released from its obligations with respect to the Non-communications Liabilities as a matter of law. Accordingly, to the extent RHI is unable to meet its obligations under the Indemnification Agreement, STI will be required to satisfy in full any of the Non-communications Liabilities not satisfied by RHI. RHI is primarily a holding company and, therefore, any claim by STI pursuant to the Indemnification Agreement will be effectively subordinated to the creditors of RHI's subsidiaries. As further security, it was agreed that the Preferred Stock to be delivered as part of the Common Consideration for the Merger (excluding cumulative Convertible Preferred Stock with a face liquidation preference of $1,500,000) would be pledged by RHI as security for the indemnification agreements for not less than three years and until such time as TFC's audited balance sheet reflected a GAAP net worth of at least $225,000,000, including for such purpose the value of the Preferred Stock, and until such net worth had grown at least $25,000,000 from September 30, 1995, not including for such purpose any net worth attributable to investments in the Preferred Stock in STI. See "FII Recapitalization, Liabilities and Indemnification", "Proposal to
Approve the Merger and Amendments - Additional Agreements", and "Consolidated Financial Statements of FII" (Pre-FII Recapitalization).


         STI and FII representatives negotiated the terms of a merger agreement for presentation to the two companies' boards of directors during the period between October 19, 1995 and November 9, 1995. Contemporaneously, STI's management conferred with representatives of First Boston and engaged that firm to seek approximately $260,000,000 in debt financing to be incurred by the corporation which would survive the merger. The proceeds of the debt financing would be used primarily to issue cash consideration to the holders of preferred stock of FII, and to retire certain debt of FII, all as part of the Merger.

         On November 9, 1995, STI's Board of Directors held a meeting at which S.G. Warburg made a presentation updating its presentation to the Board on October 19, 1995. S.G. Warburg stated that the proposed Merger Agreement reflected in substance the transaction structure discussed at the October 19, 1995 meeting, and S.G. Warburg highlighted modifications concerning certain financial aspects which had been agreed between STI and FII and the financial implications of such modifications on the combined company. S.G. Warburg further stated that its continuing analysis, based on information provided by STI's management, had, in fact, increased the estimate of the financial benefits of the synergies arising from a merger with FII. In the period from the October 19-20 Board Meeting, the management of STI and FII continued to conduct a detailed review of personnel and rental office requirements, the terms of existing long-distance contracts of the two companies and consolidation of advertising/marketing and employee benefits programs. In connection with the combination of the STI and FII businesses, management believes the Company can eliminate in excess of $5,000,000 of costs within two years following the Merger, and, thereafter $3,000,000 of annual costs. Of these figures, approximately $1,000,000 relates to savings from the purchase of network services and the balance relates to SG&A cost reductions. The effect of this review, and a discussion of these revised estimates with the management, was to increase the previously-forecast estimated annual synergies included in S.G. Warburg's analysis by approximately $1 million per annum in the period 1997 through 2000. S.G. Warburg also presented its letter concluding that the consideration paid by STI for the Merger was fair from a financial point of view to STI. In addition to discussing the analysis conducted relative to the rendering of its fairness opinion, S.G. Warburg presented to the Board the following analyses for consideration by the Board:


         o An estimated pro forma combined income statement of the combined company for the five-year period following the consummation of the Merger.

         o A pro forma earnings per share dilution analysis for the combined company for the five-year period following the consummation of the Merger.

         o An analysis of pro forma cash flow for the combined company for the five-year period following the consummation of the Merger.

         o A pro forma EBITDA analysis (including projected synergies), income tax calculations (including projected utilization of net operating loss carry forwards) and a pro forma combined cash flow statement and a debt amortization schedule, all estimated for the five-year period following the consummation of the Merger.

         o An analysis of relative credit ratios including total debt to EBITDA, total debt and preferred stock to EBITDA, EBITDA to net interest, EBITDA to net interest and preferred dividends and EBITDA less capital expenditures to gross interest.

         o An analysis of the share ownership of STI by STI's management and shareholders and FII's shareholders, both on a stand-alone basis and pro forma giving effect to the Merger.

         o A pro forma debt paydown and interest expense table of the combined company, estimated for the five-year period following the consummation of the Merger and a pro forma balance sheet for the combined company.

         The Board of Directors discussed certain elements of the transaction, in particular the potential impact on the price of the shares of Common Stock and the scope of the exposure to pre-merger liabilities of FII. The Board then voted to approve the Merger Agreement and to recommend its approval to the Stockholders.

REASONS FOR THE MERGER AND AMENDMENTS; RECOMMENDATIONS OF THE BOARD OF DIRECTORS

         The Board of Directors of STI believes that the terms of the Merger Agreement are fair to, and in the best interests of, STI and its stockholders. Accordingly, the Board of Directors of STI has approved the Merger Agreement, declared it advisable and recommended the approval by STI Stockholders of the Merger and Amendments. STI's Board of Directors believes that the business combination with FII will further STI's long-term strategic objective to maximize shareholder value.

         In reaching its determinations and recommendations described above, the Board of Directors of STI considered the factors described below:

    (i)      The opinion of S.G. Warburg;

    (ii) Information with respect to the financial condition, business, operations and prospects of both STI and FII, on both an historical and prospective basis;

    (iii) Information with respect to the terms and structure of the Merger including the business, financial and tax aspects to STI;

    (iv) That significant benefits will inure to STI from the integration of the operations, management, capabilities and purchasing power of the operations of the two companies and the increase in the geographic scope of operations;

    (v) That STI would require significant infusions of capital or an affiliation with another entity to preserve and expand its current business and thereby increase its competitiveness and profitability;

    (vi) That after considering a range of possible alternative transactions, there was substantial uncertainty as to STI's ability to consummate an alternative transaction or series of transactions on satisfactory terms within a reasonable time; and

    (vii) That increasing the authorized Common Stock and preferred stock will provide the Surviving Corporation with an increased ability to consider and consummate acquisitions and to raise capital.

In view of the wide variety of factors considered by the STI Board of Directors in connection with its evaluation of the Merger and Amendments, the STI Board of Directors did not find it practicable to, and did not, quantify or otherwise assign relative values to the individual factors considered in reaching its determination and recommendation with respect to the Merger, although the factors identified in subsections (i), (ii), (iii) and (iv) above were particularly significant to the deliberations of the STI Board of Directors. Factor (i) was particularly significant to the Board's recommendation because of the intense level of analysis that S.G. Warburg performed with respect to the valuation of FII, the liabilities of FII and the prospective earnings that could be achieved by such a merger. Factors (ii), (iii) and (iv) were particularly significant because these were items that could directly affect shareholder value.

The STI Board believes that the terms of the Merger are fair to the STI stockholders, and THE STI BOARD OF DIRECTORS RECOMMENDS THAT STI STOCKHOLDERS APPROVE THE MERGER AND AMENDMENTS. The STI Board has authorized consummation of the Merger subject to the approval of the STI Stockholders and certain other conditions. See "Proposal to Approve the Merger and Amendments - Other Terms and Conditions."

REQUIRED FINANCING AND EFFECTS THEREOF


         In order to pay the Preferred Consideration (approximately $40,000,000), repay $125,000,000 in face principal amount of the FII Senior
Notes and interest and premiums thereon and pay an amount of bank and other indebtedness of FII equal to approximately $58,500,000 and to refinance STI's current borrowing facilities, STI plans to borrow the requisite funds through bank financing and the issuance of senior unsecured debt instruments concurrently with the Merger (the "Financing"). STI has received a letter from CS First Boston Corporation ("First Boston"), dated November 15, 1995 stating that it is "highly confident" that it can raise $260,000,000 in debt in connection with the Merger, which would include a $25,000,000 working capital line of credit. STI intends to raise the $260,000,000 through the private placement of debt securities, the closing of which will occur concurrently with the Merger, which is currently anticipated to take place mid to late February 1996. STI and FII have retained First Boston and have paid it $1,000,000 for the letter which is creditable against the $7,500,000 payable to First Boston upon consummation of the Financing in connection with the Merger. There can be no assurance that First Boston will be able to raise, or that STI will be able to borrow, sufficient funds to meet its obligations under the Merger on acceptable terms, in which case the Merger Agreement will be terminated. See "Proposal to Approve the Merger and Amendments - Fees and Expenses" and "Proposal to Approve the Merger and Amendments - Amendment, Termination."


         The terms of the Financing will contain a number of significant covenants that will, among other things, restrict the ability of STI to dispose of assets or merge, incur debt, pay dividends, repurchase or redeem capital stock and indebtedness, create liens, make capital expenditures and make certain investments or acquisitions and otherwise restrict corporate activities. The bank indebtedness will be secured primarily by the cash, cash equivalents, inventory, accounts receivable, equipment, intangibles (to the extent necessary to realize on such inventory and accounts receivable) and bank accounts of STI. In addition, the terms of the Financing will contain, among other covenants, requirements that STI maintain specified financial ratios, including maximum leverage and minimum interest coverage, and minimum working capital.

         The breach of any of these covenants would result in a default under the bank indebtedness. In the event of any such default, depending on the actions taken by the lenders, the lenders could elect to declare all amounts borrowed under the bank indebtedness, together with accrued interest and other fees, to be due and payable or apply all the available cash of STI to repay such borrowings or to collateralize letters of credit (in which event cash would not be available to STI for other purposes). If STI were unable to repay any such borrowings when due, the lenders could proceed against all the collateral.

OPINION OF S.G. WARBURG

         The Board of Directors of STI initially engaged S.G. Warburg & Co. Inc. ("S.G. Warburg") to act as financial advisor with respect to the examination of various strategic options available to STI. As part of that engagement, the Board of STI requested that S.G. Warburg assist it in preparing for, considering and negotiating a merger between STI and FII. S.G. Warburg has delivered its written opinion to the Board of Directors of STI that, as of November 9, 1995, the financial consideration to be paid upon the terms and conditions set forth in the Merger Agreement dated November 9, 1995 between STI and FII is fair, from a financial point of view, to STI. STI STOCKHOLDERS ARE URGED TO READ THIS OPINION IN ITS ENTIRETY FOR ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS OF REVIEW BY S.G. WARBURG. S.G. Warburg did not make or seek to obtain an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of STI or FII, nor did S.G. Warburg make any physical inspection of the properties or assets of STI or FII. STI discussed the liabilities of FII and the risks associated therewith with its legal and financial advisors. However, the opinion of S.G. Warburg does not address the indemnification to be provided to STI by TFC, RHI and their respective affiliates. See "Special Factors - FII Recapitalization, Liabilities and Indemnification" and "Reasons for the Merger and Amendments; Recommendations of the Board of Directors". No limitations were imposed by the STI Board upon S.G. Warburg with respect to the investigations made or procedures followed by it in rendering its opinion. S.G. Warburg has not been requested to update its opinion to the date of this Proxy Statement.

         THE FULL TEXT OF THE OPINION OF S.G. WARBURG, WHICH SETS FORTH ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN BY S.G. WARBURG, IS ALSO ATTACHED HERETO AS EXHIBIT B TO THIS PROXY STATEMENT. S.G. WARBURG'S OPINION IS DIRECTED ONLY TO THE FINANCIAL TERMS OF THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY STI STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE MEETING. THE SUMMARY OF THE OPINION OF S.G.
WARBURG SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.


         In arriving at its opinion, S.G. Warburg (i) reviewed the consolidated financial statements for the three years ended June 30, 1995 of The Fairchild Corporation and Fairchild Industries, Inc. as filed with the Securities and Exchange Commission; (ii) reviewed certain audited financial statements for STI for the three years ending December 31, 1994 and more recent unaudited financial information (including that for the six months ended June 30, 1995); (iii) reviewed certain internal financial statements relating to STI prepared by the management of STI and certain internal financial statements relating to FII prepared by the management of FII; (iv) reviewed financial projections prepared by the respective managements of STI and FII of revenue, gross profit, operating expenses, depreciation, capital expenditure, existing amortization, net operating loss utilization as well as estimated working capital measures (days' receivable, inventory turn, prepaid expenses, accrued expenses and days' payable); (v) discussed the past and current operations and financial condition and prospects of STI and FII with their respective senior management; (vi) analyzed the pro forma impact of the merger on STI; (vii) reviewed certain financial and stock market information of certain companies S.G. Warburg deemed appropriate in analyzing STI and FII, as well as the financial terms of certain other related transactions as described in detail below, See "The Proposed Merger, Valuation Analyses -- Introduction to Comparable Companies and Precedent Transaction Analysis"; "The Proposed Merger -- Valuation Analyses, Analysis of Public Trading Valuation of Selected Comparable Companies" and "The Proposed Merger -- Valuation Analyses, Analysis of Selected Precedent Transactions";
(viii) participated in selected discussions and negotiations among representatives of STI and FII and their respective advisors; (ix) reviewed the Merger Agreement, the Shareholders' Agreement, the Registration Rights Agreement and other relevant documentation concerning the transaction; and (x) performed a discounted cash flow analysis on the pro forma combined company's financial projections for the period 1995 through 2000 and calculated the expected rate of return which STI Shareholders might realize, assuming Management's projections for the pro forma combined company were achieved.


         In arriving at its opinion, S.G. Warburg relied, without independent verification, upon the accuracy and completeness of all financial and other information publicly available or furnished to or otherwise discussed with it, including information prepared by STI management. With respect to financial forecasts and other information provided to or otherwise discussed with it, S.G. Warburg assumed that such forecasts and other information were reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective senior managements of STI and FII as to the expected future financial performance of STI and FII. S.G. Warburg also relied upon the views of the management of STI and FII in assuming that certain long-term strategic benefits, both operational and financial, will result from the Merger. S.G. Warburg expressed no opinion as to the price at which the Common Stock and preferred stock of the Surviving Corporation will trade subsequent to the Merger. S.G. Warburg's opinion was based upon financial, stock market and other conditions and circumstances existing and disclosed to it as of the date of its opinion.

         In delivering its opinion and discussing the proposed transaction with the Board of Directors of STI, S.G. Warburg presented certain of the foregoing information in the form of analyses and valuation summaries to the Board. The initial meeting with the Board was held on October 19-20, 1995, and an update concerning the financial aspects relating to the Merger was provided to the Board on November 9, 1995.

October 19-20, 1995 STI Board Presentation

         At the October 19-20, 1995 meeting of the STI Board of Directors, S.G. Warburg presented information concerning discussions which had commenced between STI and FII and reviewed materials relating to the following matters: (i) the four strategic alternatives described above (See "Background of the Merger") available to STI, including the proposed Merger, (ii) a valuation of FII and potential synergies made possible by the proposed Merger, (iii) the pro forma impact to STI of the Merger, and (iv) quantitative analysis relating to the foregoing matters. At the October 19-20, 1995 meeting, S.G. Warburg recommended that STI attempt to pursue a merger with a strategically appropriate candidate. STI's Chairman, Anthony D. Autorino, had by that date engaged in preliminary discussions with Jeffrey J. Steiner, Chairman of The Fairchild Corporation, about a possible acquisition by STI of the telecommunications business of FII. This action was deemed by S.G. Warburg to be the most effective means to increase shareholder value and address issues concerning STI management depth. The proposed Merger between STI and FII was recommended by S.G. Warburg as the most viable alternative because: (a) it represented the most effective means to improve the share price performance of STI; (b) the Surviving Corporation would represent the largest player in the shared tenant services industry; (c) the proposed Merger would enhance the management depth of STI; and (d) financial analysis indicated that, at the value range proposed by FII, the Merger could be expected to have a favorable financial impact on STI.

November 9, 1995 STI Board Presentation

         At the November 9, 1995 meeting of the STI Board of Directors, S.G. Warburg made a presentation concerning material changes to the financial terms of the Merger since the October 19, 1995 meeting. S.G. Warburg also reviewed the conclusions of its fairness opinion as outlined below.

THE PROPOSED MERGER

         Valuation Analyses

         S.G. Warburg reviewed with the STI Board the analyses discussed below relating to the valuation of FII. Several valuation techniques were applied to determine value.

       Introduction to Comparable Companies and Precedent Transactions Analysis

         In the absence of companies publicly traded in directly comparable lines of business, S.G. Warburg analyzed the U.S. long-distance reseller industry and the U.S. business and government telecommunications systems industry.

       Analysis of Public Trading Valuation of Selected Comparable Companies

         The market multiples analysis which S.G. Warburg applied in its valuation performs two functions: (i) it compares how the selected comparable companies are valued by the stock market, and (ii) it calculates an implied value of the target company by assuming that the target trades in the public market with multiples similar to those of other publicly traded companies in its industry.

         S.G. Warburg presented to the STI Board an analysis of the public trading valuation of selected comparable companies, including share price, market value, adjusted market value, multiples of market value and multiples of adjusted market value. All earnings per share figures for the comparable companies were based on the consensus net income estimates of selected investment banking firms and all earnings per share estimates for STI were based on internal estimates.

         Such comparable companies that S.G. Warburg examined included: ACC Corp.; AmeriConnect, Inc.; Frontier Corp.; Incomnet, Inc.; LCI International, Inc.; MFS Communications Company, Inc.; Network Long Distance, Inc.; Phoenix Network, Inc.; Total-Tel USA Communications, Inc.; UStel, Inc.; U.S. Long Distance Corp.; US Wats, Inc.; WinStar Communications, Inc.; and WorldCom Inc.

         S.G. Warburg compared adjusted market capitalization to latest 12 months sales, earnings before interest, taxes, depreciation and amortization ("EBITDA"), the sum of (x) EBITDA and (y) selling, general and administrative ("SG&A") expenses, and earnings before interest and taxes ("EBIT") as well as market values as multiples to latest 12 months net income and estimated fiscal 1995 and 1996 net income for both industries. These were deemed to comprise all material comparable company valuation parameters. S.G. Warburg compared market values as multiples to latest 12 months and estimated fiscal 1995 and 1996 net income for comparable companies in both industries. The respective multiples of the long-distance reseller companies were between the following ranges: (i) latest 12 months net income: 6.3x to 63.3x (with a mean of 34.3x and a median of 30.6x) and (ii) estimated 1995 net income: 4.1x to 13.9x (with a mean of 10.5x and a median of 13.7x). The respective multiples of the telecommunications systems companies were between the following ranges: (i) latest 12 months net income: 15.6x to 61.4x (with a mean of 29.2x and a median of 20.0x); (ii) estimated 1995 net income: 15.9x to 24.7x (with a mean of 18.8x and a median of 17.3x); and (iii) estimated 1996 net income: 11.8x to 19.5x (with a mean of 14.9x and a median of 14.2x).

         S.G. Warburg compared adjusted market capitalization to latest twelve months revenues, EBITDA and the sum of (x) EBITDA and (y) SG&A expenses. The respective multiples of the long-distance reseller companies were between the following ranges: (i) latest 12 months net revenue: 0.60x to 1.26x (with a mean of 0.92x and a median of 0.81x); (ii) latest 12 months EBITDA: 6.7x to 49.0x (with a mean of 26.2x and a median of 24.4x); and (iii) latest twelve months EBITDA+SG&A: 0.6x to 6.4x (with a mean of 2.8x and a median of 2.6x). The respective multiples of the telecommunications systems companies were between the following ranges: (i) latest 12 months net revenue: 1.0x and 3.1x (with a mean of 1.7x and a median of 1.3x); (ii) latest 12 months EBITDA: 5.2x to 15.2x (with a mean of 8.8x and a median of 7.3x); and (iii) latest 12 months EBITDA+SG&A: 3.1x to 7.8x (with a mean of 4.7x and a median of 3.3x).

         S.G. Warburg also presented an analysis of operating statistics of the comparable companies including, among other things, operating margins (in relation to EBITDA, EBIT and net income) and estimated five-year earnings per share growth rates.

         The multiples applied to FII result in an implied enterprise value range, excluding any acquisition premium, of approximately $230,000,000 to $250,000,000.

         Analysis of Selected Precedent Transactions

         The precedent transactions analysis examines various financial multiples that were paid in selected merger and acquisition transactions involving companies in the same industry as the target. These multiples are then applied to the financial statistics of the target company to arrive at a value range for the target company in the context of an arms-length negotiated transaction.


         S.G. Warburg analyzed the implied multiples paid in relation to revenues, EBITDA, the sum of (x) EBITDA and (y) SG&A expenses of the selected mergers and acquisitions, EBIT and net income. S.G. Warburg compared these multiples with the implied multiples under the terms of the Merger.

S.G. Warburg deemed the only material precedent transaction valuation parameters to be implied multiples paid in relation to revenues, EBITDA and the sum of (x) EBITDA and (y) SG&A expenses.


         Among the precedent transactions that S.G. Warburg reviewed were the acquisition of ITC, Inc. by U.S. Long Distance Corp., the acquisition of Corporate Telemanagement Group by LCI International Inc., the acquisition of Enhanced Telemanagement, Inc. by Frontier Corp., the acquisition of WCT Communications, Inc. by Rochester Telephone Corp., the acquisition of RealCom Office Communications by MFS Communications Company, Inc., the acquisition of Centex Telemanagement Inc. by MFS Communications Company, Inc., the acquisition of Advanced Telecommunications Corp. by LDDS Communications Inc., and the acquisition of Telecom USA, Inc. by MCI Communications Corporation.

         The multiples of revenues, EBITDA, and EBITDA+SG&A were between the following ranges: (i) revenues: 0.7x to 2.2x (with a mean of 1.3x and a median of 1.2x); (ii) EBITDA: 9.3x to 13.0x (with a mean of 11.3x and a median of 11.6x); and (iii) EBITDA+SG&A: 1.6x to 4.8x (with a mean of 3.3x and a median of 3.3x).

         The multiples applied to FII result in an implied enterprise value range of approximately $245,000,000 to $300,000,000.

         No company, transaction or business used in the comparable company and selected merger and acquisition transactions analyses as a comparison is identical to STI or FII or the Merger. Accordingly, an analysis of the results of the foregoing is not entirely mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies being compared, macroeconomic factors and securities market performance at the time of valuation that can affect the acquisition or public trading value of the comparable companies or the business segment or company to which they are being compared.

         Discounted Cash Flow Analysis

         The discounted cash flow ("DCF") analysis performed by S.G. Warburg calculated the present value of the target company based on the combination of two components: (i) the present value of projected future cash flows from operations for the five-year period commencing in 1996, and (ii) the present value of an estimated terminal value based on a range of multiples of EBITDA at some future point in time.

         In its DCF analysis, S.G. Warburg applied discount rates ranging between 12% and 16%, and applied terminal value multiples ranging between 7.0x and 8.0x EBITDA. This analysis resulted in an implied enterprise value range of approximately $230,000,000 to $260,000,000.

         Additionally, S.G. Warburg discussed with the STI Board a DCF analysis including forecast increases in pro forma combined operating profit resulting from the combination of the businesses ("synergies") as estimated by the managements of STI and FII. Utilizing the same discount rate and terminal value multiples as above, this analysis resulted in an implied enterprise value range of approximately $255,000,000 to $290,000,000. Accordingly, on a DCF basis, this analysis resulted in an implied value range of the synergies of approximately $25,000,000 to $30,000,000.

PRO FORMA IMPACT ANALYSIS

         S.G. Warburg presented to the STI Board information concerning the pro forma impact of the Merger based upon the detailed quantitative analysis discussed below.

         S.G. Warburg presented to the STI Board an analysis of the transaction structure and Merger setting forth the kind and amount of securities to be issued and the sources and uses of funds in the Merger. S.G. Warburg also discussed the impact of the use of preferred stock as part of the consideration in the Merger.

         S.G. Warburg also presented an analysis of the pro forma impact of the Merger to STI on a stand-alone basis, including estimated revenue, EBITDA, cash flow and net income, as well as leverage, estimated earnings per share, cash flow per share and EBITDA per share for 1995 (pro forma for the transaction) and 1996. S.G. Warburg noted that the impact of the Merger for 1996 when compared against STI on a stand-alone basis is significantly dilutive as to estimated earnings per share but accretive as to both estimated cash flow per share and EBITDA per share. The pro forma analysis assumed a certain level of long-term strategic benefits which were based upon the views of STI's management.

         In arriving at its opinion, S.G. Warburg performed a variety of financial analyses, the material portions of which are summarized above. The summary set forth above does not purport to be a complete description of the analyses performed by S.G. Warburg. In addition, S.G. Warburg believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all such factors and analyses, could create a misleading view of the process underlying its analyses set forth in its opinion. The matters considered by S.G. Warburg in arriving at its opinion are based on numerous macroeconomic, operating and financial assumptions with respect to industry performance, general business and economic conditions and securities market performance at the time of the valuation, many of which are beyond STI's or FII's control. Any estimates incorporated in the analyses performed by S.G. Warburg are not necessarily indicative of actual past or future results or values, which may be significantly more or less favorable than such estimates. Estimated values do not purport to be appraisals and do not necessarily reflect the prices at which businesses or companies may be sold in the future, and such estimates are inherently subject to uncertainty. Arriving at a fairness opinion is a complex process, not necessarily susceptible to partial or summary description. No company utilized as a comparison is identical to STI or FII. Accordingly, an analysis of comparable companies and comparable business combinations resulting from the transactions is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the comparable companies and other factors that could affect the value of the comparable companies or company to which they are being compared.

         The STI Board selected S.G. Warburg as its financial advisor because it is an internationally recognized investment banking firm and S.G. Warburg has substantial experience in transactions similar to the Merger and is familiar with STI and its business. S.G. Warburg is an investment banking firm engaged, among other things, in the valuation of businesses and their securities in connection with mergers and acquisitions. Prior to its engagement to act as financial advisor with respect to the examination of various strategic options available to STI in July 1995, S.G. Warburg had not rendered any investment banking services to STI.

         Pursuant to the terms of an engagement letter amended November 8, 1995, STI has paid S.G. Warburg monthly retainers aggregating $150,000 in relation to the examination of various strategic options available to STI. Additionally, S.G. Warburg will receive a fee of $1,100,000 for acting as financial advisor in connection with the Merger, including rendering its opinion. In addition, STI has agreed to retain S.G. Warburg (and any successor firm) as its financial advisor for the next three years for which S.G. Warburg will receive an annual retainer of $250,000. Whether or not the Merger is consummated, STI has also agreed to reimburse S.G. Warburg for its reasonable out-of-pocket expenses, including all reasonable fees and disbursements of counsel, and to indemnify S.G. Warburg and certain related persons against certain liabilities relating to or arising out of its engagement, including certain liabilities under the federal securities laws.

FII RECAPITALIZATION, LIABILITIES AND INDEMNIFICATION

         In order to provide for favorable tax treatment to the FII stockholders, the transaction between STI and FII was structured as a merger. As a result of this structure, the Surviving Corporation will be liable for all liabilities of FII with respect to its operations prior to the Effective Time. Prior to the Merger, and as a precondition of the Merger, FII, its parent and RHI's parent, The Fairchild Corporation ("TFC") and certain other subsidiaries of TFC will undergo a recapitalization pursuant to which FII will divest itself of all assets unrelated to the communications business (the "Communications Business"). RHI will assume all liabilities of FII unrelated to the Communications Business, including but not limited to: (i) contingent liabilities related to the alleged failure by FII to comply with certain Federal Acquisition Regulations and Cost Accounting Standards in accounting for (x) the 1985 reversion to FII of certain assets of terminated defined benefit pension plans and (y) pension costs upon the closing of segments of FII's business; (ii) all environmental liabilities except those related to FII's Communications Business; (iii) approximately $50,000,000 (at June 30, 1995) of costs associated with post-retirement healthcare benefits; (iv) a secured note payable in an aggregate principal amount of approximately $3,300,000 at September 30, 1995; and (v) all other accrued liabilities and any and all other unasserted liabilities unrelated to FII's Communications Business (the "Non-communications Liabilities"). See "Special Factors - Background of the Merger" and "Information About FII - Legal Proceedings".

         In the Merger Agreement, TFC, RHI and FII make representations and warranties with respect to the Communications Business and the Merger Agreement provides that STI and TFC on the one hand and RHI on the other shall indemnify each other from losses arising out of any breaches of their respective representations and warranties in the Merger Agreement to the extent that losses to a party exceed $4,000,000. Each party's right to bring claims for indemnity under the Merger Agreement expires on March 31, 1997. STI may meet its indemnification obligations by issuing Common Stock having a fair market value equal to the loss to the party it must indemnify.


         While TFC and RHI, as a precondition to the Merger, will enter into a joint and several Indemnification Agreement with respect to all Non-communications Liabilities including but not limited to any tax liabilities of FII and VSI arising prior to the Merger, including all tax liabilities of FII and VSI arising out of the FII Recapitalization, TFC, RHI and Fairchild Holdings Corp., a company to be formed in the FII Recapitalization ("FHC"), will enter into an Indemnification Agreement with respect to the businesses formerly operated by FII and VSI, pursuant to which they will indemnify the Surviving Corporation for the aforesaid liabilities, as a matter of law the Surviving
Corporation will not be released from FII's obligations with respect to such liabilities whether arising before or after the Merger. Concurrently with the Merger, RHI and TFC will also enter into a Tax Sharing Agreement with the Surviving Corporation pursuant to which they will agree to indemnify the Surviving Corporation for all taxes payable by FII or VSI or their predecessors relative to periods prior to the Merger, including any tax liabilities of FII and VSI arising as a result of the FII Recapitalization. To the extent RHI, TFC and FHC are unable to meet their obligations under the Indemnification Agreements, or, as to TFC and RHI, under the Tax Sharing Agreement, STI will be required to satisfy in full any liabilities not satisfied by TFC, RHI or FHC. RHI is primarily a holding company and, therefore, any claim by STI pursuant to the Indemnification Agreement will be effectively subordinated to the creditors of RHI's subsidiaries. There is no expiration date with respect to the
Indemnification Agreements or Tax Sharing Agreement indemnification. All indemnification obligations under the Indemnification Agreements are secured by all of the shares of Cumulative Convertible Preferred Stock (other than an amount equal to $1,500,000 in initial liquidation preference) and the Special Preferred Stock issued to RHI in the Merger.

See FII's Consolidated Financial Statements (pre-FII Recapitalization) for a description of liabilities as of the dates thereof.


         While the pledge of shares of Preferred Stock permits the Surviving Corporation to foreclose upon and cancel such stock as to which the liquidation value equals the obligation of an indemnifying party, this right will not in fact provide the Surviving Corporation with cash reimbursement for liabilities paid. The Surviving Corporation may demand cash payment in lieu of foreclosing upon the Preferred Stock or for any amount owed in excess of the liquidation value of such Preferred Stock. The pledge of stock expires on that date which is the later to occur of the third anniversary of the pledge agreement and the date as of which the consolidated net worth of TFC is at least (x) $25,000,000 greater than such net worth at September 30, 1995 and (y) $225,000,000 (including the value of the Convertible Preferred Stock).

MATERIAL FEDERAL INCOME TAX CONSEQUENCES


         Neither STI nor its current Stockholders (the "Current Stockholders") will recognize any gain or loss as a result of the Merger. Assuming that (i) the Merger is structured as described in this Proxy Statement, (ii) RHI enters into the Shareholders' Agreement including a lock-up provision with respect to the resale of STI stock (as described below) and (iii) at the time of the Merger RHI will have no plan or intention of disposing of the shares of Common Stock and Preferred Stock of STI received pursuant to the Merger, the Merger should be treated as a reorganization under section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code") (a so-called "Type A reorganization"). If the Merger is treated as a Type A reorganization, FII will not recognize any gain or loss as a result of the Merger, and the tax basis of the assets of FII in the hands of STI will be the same as the tax basis of such assets in the hands of FII immediately prior to the Merger.


         The following is a summary of the material federal income tax consequences to STI and the Current Stockholders as a consequence of the Merger, based upon the advice of Gadsby & Hannah, as tax advisor to STI. This discussion is based upon the laws, regulations and reported rulings and decisions in effect as of the date of this Proxy Statement (or, in the case of certain regulations, proposed as of such date), all of which are subject to change, retroactively or prospectively, and to possibly differing interpretations.

         No ruling on the federal income tax consequences of the Merger has been or will be requested from the Internal Revenue Service or from any other tax authority. Moreover, this discussion does not address any foreign, state or local income or other tax consequences of the Merger.

         ACCORDINGLY, EACH CURRENT STOCKHOLDER IS STRONGLY URGED TO CONSULT SUCH CURRENT STOCKHOLDER'S OWN TAX ADVISOR REGARDING ANY SPECIFIC TAX CONSEQUENCES OF THE MERGER, INCLUDING THE FEDERAL, STATE, LOCAL, FOREIGN, INCOME AND OTHER TAX CONSEQUENCES OF THE MERGER AND POTENTIAL CHANGES IN APPLICABLE TAX LAWS.

         Federal Income Tax Consequences for STI and FII. STI will not recognize any gain or loss as a result of the Merger.

         The federal income tax consequences of the Merger for FII will depend upon whether or not the Merger is treated as a reorganization under section
368(a)(1)(A) of the Code (a so-called "Type A reorganization") for federal income tax purposes.


         In order to qualify as a Type A reorganization, the Merger must satisfy four requirements. First, the Merger must qualify as a merger or consolidation under state law. Second, the Merger must have a bona fide business purpose (other than tax avoidance). Third, after the Merger, STI must continue FII's communications business or use a significant portion of FII's "historic business assets" in its business. Fourth, the shareholders of FII immediately before the Merger must, in the aggregate, maintain a significant continuing equity interest in the Surviving Corporation after the Merger (the "Continuity of Interest Test"). It is the judgment of Gadsby & Hannah that the fact that RHI is the only pre-Merger FII shareholder that receives an equity interest in STI pursuant to the Merger notwithstanding, the Continuity of Interest Test will be met if the value of the Common Stock and Preferred Stock of STI received by RHI pursuant to the Merger has a value equal to at least 50 percent of the value (measured at the time of the Merger) of the total consideration paid by STI to the shareholders of FII, and RHI actually retains ownership of such stock for at least two years (assuming that at the time of the Merger, RHI has no plan or intention to dispose of the Common Stock and Preferred Stock of STI received by RHI in the Merger). Therefore, if (i) the Merger is structured as described in this Proxy Statement, (ii) RHI enters into a Shareholders' Agreement (as defined below) and (iii) at the time of the Merger RHI will have no plan or intention of disposing of the shares of Common Stock and Preferred Stock of STI, then the Merger should qualify as a Type A reorganization for federal income tax purposes.


         If the Merger qualifies as a Type A reorganization, FII will not recognize any gain or loss as a result of the Merger and the tax basis of the assets of FII in the hands of STI will be the same as the tax basis of such assets in the hands of FII immediately prior to the Merger. The holding period of the assets of FII received by STI will include the period during which such assets were held by FII.


         STI will succeed to all tax liabilities of FII and VSI, including any tax liabilities of FII and VSI as a result of the FII Recapitalization. TFC and RHI have indemnified STI for such tax liability pursuant to an Indemnification Agreement and the Tax Sharing Agreement. However, the Surviving Corporation will be required to satisfy any such tax liabilities which arise and which are not satisfied by the indemnifying parties.


         If the Merger does not qualify as a Type A reorganization, it most likely will be treated as a taxable exchange of FII's assets for shares of Common Stock and Preferred Stock of STI and cash, followed by a liquidation of FII in which the shareholders of FII immediately before the Merger receive the Merger consideration. Under such treatment, STI's tax basis of the assets of FII in the hands of STI would be the fair market value of the Merger consideration (which includes the value of the Common Stock and Preferred Stock of STI, the cash consideration and the amount of FII's liabilities assumed by STI), and the holding period of the assets of FII received by STI would begin on the date of the Merger.

         Federal Income Tax Consequences for the Current Stockholders. Whether or not the Merger qualifies as a Type A reorganization, the Current Stockholders will not recognize any gain or loss as a result of the Merger.

ACCOUNTING TREATMENT OF THE MERGER

         The Merger is intended to qualify as purchase accounting for financial reporting purposes. Under the purchase method of accounting, the assets and liabilities of FII will be recorded on the books of STI at their fair market values. STI will allocate the excess cost of purchasing FII over the fair value of FII's net tangible assets at acquisition to identifiable intangible assets to the extent possible. The residual will be treated as goodwill and will be amortized on a straight-line basis over 40 years.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

         In considering the recommendations of STI's Board of Directors, Stockholders should be aware that certain members of management and the Board of Directors of STI have certain interests in the Merger that are in addition to the interests of Stockholders of STI generally. Prior to the Effective Time, the Surviving Corporation shall enter into a two-year employment agreement with each of Mr.

Autorino and Mr. DiVincenzo as Chief Executive Officer and Chairman, and Senior Vice President and Chief Financial Officer, respectively, of the Surviving Corporation, providing for annual base salaries of $500,000 and $150,000, respectively, and payments upon a change of control. Neither Mr. Autorino nor Mr. DiVincenzo currently has an employment agreement but are paid annual salaries of $330,000 and $115,000, respectively. Additionally, the Board adopted the 1996 Equity Incentive Plan (the "1996 Plan") providing for issuance of options to employees and directors to purchase up to 1,500,000 shares of Common Stock as determined by the Compensation Committee. Although the Compensation Committee has not approved specific issuances under the 1996 Plan, the Compensation Committee could grant options to Mr. Autorino, Mr. Steiner and other directors and executive officers of the Surviving Corporation after the Effective Date of the Merger which could increase the ownership of such individuals.

EFFECT IF THE MERGER AND AMENDMENTS ARE NOT APPROVED

         If the Merger and Amendments are not approved as required by the Merger Agreement, each party bears its own fees and expenses and shares the $1,000,000 "highly confident" letter fee of First Boston. STI will most likely continue to pursue additional acquisitions or business combinations to further its long term objective to maximize shareholder value. See "Fees and Expenses".

                  PROPOSAL TO APPROVE THE MERGER AND AMENDMENTS


         The following information is not intended to be a complete description of all information relating to the Merger and Amendments and is qualified in its entirety by reference to more detailed information contained elsewhere in this Proxy Statement, including the Exhibits hereto. A copy of the Merger Agreement is attached as Exhibit A and is incorporated herein by reference. All of the material terms of the Merger Agreement have been described and/or summarized in this Proxy Statement and there are no other terms of the Merger or the Merger Agreement which have not been described in this Proxy Statement or the Exhibits hereto which are material to a Stockholder's understanding of the Merger.

GENERAL


         The Merger Agreement provides for the merger of FII with STI, with STI surviving the Merger with the new name "Shared Technologies Fairchild Inc." (hereinafter sometimes referred to as the "Surviving Corporation"). As a result of the Merger, RHI, the sole holder of FII common stock will receive (i) 6,000,000 shares of Common Stock, (ii) shares of Cumulative Convertible
Preferred Stock paying a 6% initial annual dividend and having an aggregate liquidation preference (and a mandatory redemption price at the end of 12 years) of $25,000,000 plus an amount equal to the total amount of dividends the holders would have received if dividends had been paid at the rate of 10% less the amount of dividends actually paid and (iii) shares of Special Preferred Stock having an initial aggregate liquidation preference of $20,000,000, which increases $1,000,000 each year after 1996 to a maximum liquidation preference of $30,000,000. The Special Preferred Stock also features certain mandatory redemption provisions. In the Merger, certain shares of preferred stock of FII owned by RHI will be canceled and all other holders of preferred stock of FII will be paid cash by STI aggregating approximately $40,000,000 (which equals the aggregate liquidation preference of such securities) plus dividends accrued to the date of payment. See "Information about STI - Description of Securities". Upon the filing of the Certificate of Merger the Amendments will become effective to cause the name change and to increase the authorized Common Stock, $.004 par value per share from 20,000,000 to 50,000,000 shares and to increase the authorized shares of preferred stock from 10,000,000 to 25,000,000. See "Information About STI - Description of Securities".


CERTAIN EFFECTS OF THE MERGER


         As a result of the Merger, the holders of the currently outstanding shares of Common Stock will decrease their ownership position from 100% to 59%. A single stockholder, RHI, will own 41% of the outstanding Common Stock of the Surviving Corporation. The Cumulative Convertible Preferred Stock, also issued as part of the Common Consideration, will be, at the time of issuance, convertible into 3,921,568 shares of Common Stock. On a fully diluted basis (assuming the issuance and exercise of all options reserved (1,500,000) under STI's 1996 Equity Incentive Plan), RHI will own approximately 39% and all other holders will own approximately 61%. If any officer or director of RHI is issued any options under the 1996 Equity Incentive Plan, RHI's and such individual's aggregate beneficial ownership position could be increased. The Merger in and of itself, therefore, will not result in RHI having voting control of the Surviving Corporation. The fact that RHI does not attain voting control notwithstanding, RHI will nevertheless be able to exert considerable control over the Surviving Corporation in light of the fact that it will own 41% of the outstanding shares of Common Stock, and in light of the terms of the Shareholders' Agreement. See "Additional Agreements" and "Interests of Certain Persons in the Merger".


         RHI, Mr. Autorino (who, upon the Merger will own 8.36% of the outstanding Common Stock of the Surviving Corporation) and STI shall, as a precondition to the Merger, enter into a Shareholders' Agreement pursuant to which they agree to cause the Board of Directors to consist at all times of eleven directors, with RHI having the ability to nominate three (four at such time as Mr. Borer is not also a director) and Mr. Autorino having the ability to nominate seven. Each party agrees to vote for the other party's nominees. The issuance of the Special Preferred Stock and Cumulative Convertible Preferred Stock will not have an effect on the voting rights of current holders of Common Stock, as each is non-voting, except as may be required by law, and except, in the case of the Cumulative Convertible Preferred Stock, certain rights to elect up to two directors as to which Mr. Autorino had nomination rights upon payment defaults as described below. See, "Information About STI - Description of Securities". By their respective terms, the Special Preferred Stock and Cumulative Convertible Preferred Stock will rank junior to the rights on liquidation and as to payment of dividends with respect to the Series C Preferred Stock, and on parity with each of the Series D and Series F classes of preferred stock.

         Concurrently with the Merger, FII's Chief Operating Officer Mel D. Borer will become President and a Director of the Surviving Corporation and FII shall have the right to nominate three additional members of the Board of Directors who shall then be elected to the Board, with Mr. Autorino having the right to nominate seven Board members. Additionally, if four consecutive dividend payments are missed with respect to the Convertible Preferred Stock, FII shall have the right to nominate one additional director and if eight consecutive dividend payments are missed, FII shall have the right to nominate a second additional director. See "Information About STI - Description of Securities". FII has disclosed to STI that it has entered into two year employment agreements with 10 employees, each with annual base salaries exceeding $100,000 and with aggregate annual base salaries aggregating approximately $1,300,000. The Shareholders' Agreement to be entered into among STI, Mr. Autorino and RHI concurrently with the Merger provides that Jeffrey J. Steiner, Chairman of the Board, Chief Executive Officer and President of FII, RHI and TFC will be Vice Chairman of the Surviving Corporation. Concurrently with the Merger, Mr. Steiner and Mr. Borer will enter into employment agreements with the Surviving Corporation. Their base salaries under the aforesaid employment agreements will be $350,000 and $250,000 respectively.

         In connection with the Merger, STI has agreed to indemnify FII for losses incurred by FII in connection with a breach of STI's representations and warranties as set forth in the Merger Agreement. In the event of any such breach and liability by STI therefor, STI has the option, in lieu of paying cash, to issue shares of Common Stock to RHI equal in value to the amount of any such loss. If STI should choose to issue shares of Common Stock to satisfy its indemnification obligations for a breach, such issuance will result in a dilution of the interests of the STI Stockholders.

         Upon consummation of the Merger and the issuance of 6,000,000 shares of Common Stock to RHI, the sole stockholder of FII, with a current market value of approximately $4.00 per share, the holders of the STI Series C Preferred Stock will be entitled to a downward adjustment in the applicable conversion price of the Series C Preferred Stock, which adjustment will entitle the such holders to approximately 75,000 additional shares of Common Stock upon conversion of the Series C Preferred Stock. Any such conversion of the Series C Preferred Stock will result in the further dilution of the interests of the STI Stockholders.

         In connection with the Merger, STI has granted to RHI certain demand and piggy-back registration rights with respect to the Common Stock and Preferred Stock issued to RHI (i) pursuant to the Merger Agreement, (ii) in the future to satisfy indemnification obligations, and (iii) issuable and issued upon conversion of shares of the Cumulative Convertible Preferred Stock. Any exercise of such registration rights may result in dilution of the interest of STI's stockholders, hinder STI's efforts to arrange future financings and/or have an adverse effect on the market price of the Common Stock.

EFFECTIVE TIME

         The Merger will be effective upon the issuance of a Certificate of Merger by the Secretary of State of Delaware (the "Effective Time").

OTHER TERMS AND CONDITIONS


         The respective obligations of STI and FII to consummate the Merger are subject to the fulfillment or written waiver of the following conditions: (i) approval of the Merger and Amendments by Stockholders of STI owning a majority of the outstanding Common Stock, (ii) the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Act shall have expired or been terminated (which waiting period has been terminated), (iii) the absence of any order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order prohibiting the consummation of the Merger and transactions contemplated by the Merger Agreement, (iv) all necessary consents of third parties shall have been obtained, (v) the FII Recapitalization shall have been effected, (vi) FII shall have made a cash tender offer to purchase all of the FII Senior Notes and in connection therewith shall have obtained the acceptance of such offer by Noteholders representing at least 51% of the outstanding principal amount of the FII Senior Notes and such Noteholders consent to the transfer by FII of all assets of FII (other than the stock of VSI) to RHI and to amend the indenture under which the FII Senior Notes were issued to remove all covenants which can be amended or deleted by majority vote and release all collateral held as security for the indebtedness under the FII Senior Notes,
(vii) the parties shall have received the opinion of Donaldson, Lufkin & Jenrette Securities Corporation or another investment banking firm of nationally recognized standing that the fair market value of the Preferred Stock is at least equal to the positive difference between $43,500,000 and the value of the Common Stock received as part of the Common Consideration (based upon the closing price thereof on the date preceding the Effective Time), (viii) Mel Borer shall have been offered an employment agreement acceptable to STI and FII,
(ix) there shall not have occurred since December 31, 1994 (as to STI) or June 30, 1995 (as to FII), any material adverse change in their respective businesses, operations, assets, financial condition or results of operations on a consolidated basis (it being understood that no such material adverse change shall be deemed to have occurred with respect to FII if the pro forma consolidated net worth of FII is at least $80,000,000, (x) STI's and FII's representations and warranties contained in the Merger Agreement shall be true in all material respects, (xi) Shared Technologies Cellular, Inc. shall have executed a non-competition agreement with STI acceptable to FII and (xii) the Indemnification Agreements, Shareholders' Agreement, Pledge Agreement and Tax Sharing Agreement shall have been executed and delivered.


         Any condition to consummation of the Merger, other than approval by the Stockholders of STI and any required regulatory approvals, may be waived in writing by the party to the Merger Agreement entitled to the benefit of the condition. See Exhibit A.

         The Merger Agreement provides that the Merger and Amendments will become effective upon the filing and recordation of the Certificate of Merger and Certificates of Designations, Preferences and Rights with respect to the Preferred Stock with the Secretary of State of the State of Delaware (i.e., the Effective Time). STI intends to make such filing promptly after the satisfaction or written waiver, where permissible, of the conditions contained in the Merger Agreement.

ADDITIONAL AGREEMENTS


         Shareholders' Agreement. The Merger Agreement provides that as a pre-condition to the Merger, Anthony D. Autorino, RHI and STI enter into a Shareholders' Agreement pursuant to which Mr. Autorino and RHI agree to certain restrictions with respect to the resale of securities of STI owned by them. Mr. Autorino and RHI will agree not to sell, within the two year period beginning with the date of the Merger, other than to affiliates or certain family members, more than 10% of their respective holdings as of the date of the Merger
Agreement in securities of STI without the consent of 80% of the Board of Directors. Following the two year "lock-up," each party may transfer the securities provided that such party grants the other party the first right to negotiate the purchase of such securities for a 30 day period. If either party to the Shareholders' Agreement desires to transfer more than 50% of his or its holdings to a single party or to an affiliated group (other than through underwriters in a public offering or otherwise in the securities markets generally), then such party must offer the other party "take-along" rights by which the other party shall have the right to sell a proportional amount of its shares to the same purchaser in the same transaction. Furthermore, if one of the parties receives an offer which it desires to accept from a person or related group of persons to purchase shares of STI securities representing 10% or more of the outstanding shares of STI, then such party shall offer the other party a right of first refusal to purchase such shares on the same terms and conditions before accepting such offer to purchase.

         The Shareholders' Agreement also subjects the parties to a voting agreement with respect to the election of Directors. Among other things, each party agrees to (i) vote for four nominees of RHI; provided, that so long as Mr. Borer shall be President of STI they agree that he shall be a member of the Board of Directors and RHI may only nominate three directors, and seven nominees of Mr. Autorino, (ii) vote for the nominees of the other and for Mr. Borer so long as he is President, and (iii) cause to be established an Executive Committee of the Board of Directors which may act by unanimous consent only, to consist of Mr. Autorino, who shall be Chairman and Chief Executive Officer of the Surviving Corporation, Mr. Borer, the President and Chief Operating Officer of the Surviving Corporation and Jeffrey J. Steiner (or another person designated by RHI), who shall be Vice-Chairman of the Surviving Corporation. The Shareholders' Agreement terminates at such time as either Mr. Autorino or RHI owns less than 25% of the shares of Common Stock owned respectively by such Stockholders on the date of the Merger.


         The reason for the Shareholders' Agreement is to achieve the resulting effects thereof which are to blend the perceived complementary talents of the two management groups for an extended period and to maintain the continued interest, through continuity of ownership, of RHI and its owners and Mr. Autorino in the operational and financial success of the Surviving Corporation. STI and FII managements believe that these results will assist in sustaining and improving shareholder value in the Surviving Corporation.

         Indemnification Agreements. Concurrently with the Merger TFC, RHI and certain affiliates will enter into Indemnification Agreements with respect to the historical non-telecommunications business liabilities of FII. See "Special Factors - FII Recapitalization, Liabilities and Indemnification".

         Pledge Agreement. As security for the obligations under the Indemnification Agreements, RHI will, concurrently with the Merger, pledge to the Surviving Corporation all shares of the Preferred Stock included in the Common Consideration issued to RHI in the Merger (other than Cumulative Convertible Preferred Stock having an aggregate face liquidation preference of $1,500,000), for not less than three years and until such time as TFC's audited balance sheet reflects a GAAP net worth of at least $225,000,000, including for such purpose the value of the Preferred Stock, and until such net worth has grown at least $25,000,000 from September 30, 1995, not including for such purpose any net worth attributable to investments in the Preferred Stock in STI.


         Tax Sharing Agreement. Concurrently with the Merger, STI and RHI shall enter into a Tax Sharing Agreement. Pursuant to the Tax Sharing Agreement, STI will pay to RHI fifty percent of any reduction of STI tax which results either from STI utilization of pre-Merger net operating loss carryforwards or tax credit carryforwards of FII and VSI or from STI payment of premiums, interest and deferred financing fees associated with retirement of FII's 12 1/4% Senior Notes and VSI's bank indebtedness existing at the time of the Merger. The Tax Sharing Agreement also will provide for payments between STI and RHI in the event that amended tax returns or audit adjustments shift FII income or deductions between the pre-Merger and post-Merger periods.


         Registration Rights Agreement. In connection with the Merger, the Surviving Corporation will enter into a Registration Rights Agreement with respect to the Common Stock, Cumulative Convertible Preferred Stock and Special Preferred Stock issued to RHI. RHI has agreed not to sell any such stock during the two year period following the date of the Merger. After such time, RHI may demand that STI register the sale of any or all of such stock on three separate occasions, and it may also elect to "piggyback" upon a registration otherwise effected by STI for its own account or the account of other Stockholders (subject to underwriter restrictions in the event of a registration for the account of STI and subject to the existing rights of such other Stockholders).

CHANGES TO BYLAWS


         The Merger Agreement provides for certain changes in the bylaws (the "Bylaw Amendments") of STI relative to (i) the requirement for a Stockholder meeting in any instance where Stockholder approval is required, (ii) rights to elect Board of Directors members consistent with the Shareholders' Agreement,
(iii) restrictions upon the issuance of options or other rights to acquire Common Stock without majority Stockholder approval, (iv) the establishment of an Executive Committee, (v) amending provisions relative to the Executive Officers of the Surviving Corporation, (vi) amending the provisions relative to amending the bylaws to require that in any instance where amendments are to be effected by the Board, and such amendments adversely affect the rights of TFC relative to the Bylaw Amendments, a vote of 80% of the Board be obtained, (vii) the requirement that for the issuance of any preferred or special class of shares which are entitled to more than one vote per share or the issuance of any additional shares of Series C Preferred Stock, a vote of 80% of the Board must be obtained, and (viii) to add the office of Vice Chairman.


RIGHTS OF DISSENTING STOCKHOLDERS

         Stockholders of STI who are opposed to the Merger and vote against or do not vote for the Merger at the Meeting will have no appraisal or similar rights if the Merger is approved and consummated.

FEES AND EXPENSES

         If the Merger is effected, the Merger Agreement requires that the Surviving Corporation pay 1) the fees and expenses incurred by FII in connection therewith up to a maximum of $800,000, 2) First Boston $7,500,000 ($1,000,000 of which, the "Letter Fee", in payment for the "highly confident" letter, has been paid $500,000 by each of FII and STI), and 3) approximately $1,500,000 of miscellaneous expenses and nonrecurring charges related to the Merger. STI has already paid fees of $150,000 to S.G. Warburg and is required to pay $1,100,000 for acting as financial advisor in connection with the Merger. See "Special Factors - Opinion of S.G. Warburg". If the Merger is not consummated due to no fault of either party, each party will pay its own fees in connection with the transaction and will share the Letter Fee. If the Merger Agreement is terminated because (i) the Stockholders fail to approve the Merger and Amendments, (ii) STI fails to perform in any material respect any of its obligations under the Merger Agreement, or (iii) STI's Board shall have withdrawn, modified or amended in an adverse manner its recommendation of the Merger as a result of the exercise of its fiduciary duties, STI shall reimburse FII for all of its expenses incurred in connection with the transaction and shall, if such termination is due to the event described in (iii), pay FII a fee of $5,000,000. If the Merger Agreement is terminated because (i) FII fails to perform in any material respect any of its obligations under the Merger Agreement or (ii) FII's Board of Directors shall have withdrawn, modified or amended in an adverse manner its recommendation of the Merger as a result of the exercise of its fiduciary duties, FII shall reimburse STI for all of its expenses incurred in connection with the transaction and shall, if such termination is due to the event described in (ii), pay STI a fee of $5,000,000.


         STI has also agreed to pay First Boston an engagement fee of $500,000 as an advisor on general financial matters for a period of one year following the Merger. In addition, STI has retained S.G. Warburg (and any successor firm) as its financial advisor for the next three years for which S.G. Warburg will receive an annual retainer of $250,000.

REGULATORY REQUIREMENTS

         No federal or state filing requirements must be made or regulatory approvals obtained in connection with the Merger and Amendments other than (i) the filing of notification, and the receipt of consents or approvals, required by applicable provisions of, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and regulations promulgated pursuant thereto and (ii) the application for various state regulatory approvals to transfer from Fairchild Communications Services Company to the Surviving Corporation the applicable certificates of public convenience and necessity (or similar certificates) authorizing the Surviving Corporation to resell intrastate telecommunications services in such states. However, the Certificate of Merger including the Amendments will be required to be filed with the Secretary of State of Delaware in order for the Merger and Amendments to be effective and a Certificate of Designations, Preferences and Rights with respect to each of the Cumulative Convertible Preferred Stock and Special Preferred Stock must be filed with the Secretary of State of Delaware to establish the Preferred Stock.

AMENDMENT, TERMINATION

         The Merger Agreement may be amended or supplemented at any time, before or after the Meeting, by an instrument in writing duly executed by the parties to the Merger Agreement. However, no change which materially and adversely affects the right of the STI Stockholders can be made after the Meeting without the approval of the STI Stockholders. If the conditions to the Merger set forth in the Merger Agreement are not met on or before January 31, 1996, the Merger Agreement may be terminated by FII or STI, unless due to the failure to receive the Tax Ruling or the failure of the Commission to give timely approval to the proxy materials of STI, in which case the applicable date is March 15, 1996. See "Proposal to Approve the Merger and Amendments - Other Terms and Conditions".

         The Merger Agreement may also be terminated, and the Merger abandoned, at any time before or after approval by either or both of the FII and STI stockholders and at any time prior to the closing under the Merger Agreement:


       (a)      By agreement of the Boards of Directors of FII and STI;

       (b)      By mutual written agreement of FII and STI;

       (c) By FII or STI if STI or FII, respectively, fails to perform in any material respect any of its obligations under the Merger Agreement;

       (d) By FII or STI if a court of competent jurisdiction or a governmental, regulatory or administrative agency or commission shall have issued an order, decree, or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transaction contemplated by the Merger Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

       (e) By STI if the Board shall have withdrawn, modified or amended in an adverse manner its recommendation of the Merger as a result of the exercise of its fiduci-ary duties;

       (f) By FII if its Board of Directors shall have withdrawn, modified or amended in an adverse manner its recommendation of the Merger as a result of the exercise of its fiduciary duties; or

       (g) By either STI or FII if either of their respective Boards of Directors reasonably determines that market conditions will not permit the completion of the financing required to effect the transactions contemplated by the Merger Agreement in a timely manner or on acceptable terms or it becomes obvious that the necessary marketing activities or filings necessary for such financing have not been completed in a timely manner necessary to complete the Merger.

         Upon termination, the Merger Agreement shall be void and have no effect, without any liability on the part of any party or its directors, officers or stockholders, except that the parties are not relieved of liability for any breach of the Merger Agreement. In certain instances a party shall be responsible for the fees of the other party and if the termination is due to paragraphs (e) and (f) above (unless such termination is later than February 28, 1996), the party terminating shall pay the other $5,000,000. See Exhibit A; see also "Proposal to Approve the Merger and Amendments Fees and Expenses."

                         PRO FORMA FINANCIAL INFORMATION


         The following unaudited pro forma condensed combined financial statements (the "Pro Forma Financial Statements") are based on the historical financial statements of STI and FII included elsewhere in this Proxy, adjusted to give effect to the following (collectively, the "Specified Events") (i) certain acquisitions by STI and FII since January 1, 1994 (the "Prior Acquisitions"), (ii) the reclassification of Shared Technologies Cellular, Inc. ("STC") in the financial statements of STI to an investment accounted for under the equity method, due to the issuance of its preferred stock in December 1995 and the resulting loss of voting control (the "STC Equity Adjustment") (iii) the Transactions, including (A) the FII Recapitalization (B) the Tender Offer, (C) the Merger, (D) borrowings under the Credit Facility in connection with the foregoing, and (E) the Offering. The Unaudited Pro Forma Combined Statements of Operations gives effect to the Specified Events as if they had occurred as of January 1, 1994, and the Unaudited Pro Forma Combined Balanced Sheet gives effect to the Specified Events (other than the Prior Acquisitions) as if they had occurred as of September 30, 1995. The Specified Events and the related adjustments are described in the accompanying notes. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The Pro Forma Financial Statements do not purport to represent what the Company's results of operations or financial condition would actually have been had the Specified Events in fact occurred on such dates or to project the Company's results of operations or financial condition for any future period or date. The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of STI and FII included elsewhere in this Proxy and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

         The Merger will be accounted for using the purchase method of accounting. After the Merger, the total purchase cost of the acquisition of FII will be allocated to the tangible and intangible assets and liabilities of FII based upon their respective fair values. The allocation of the aggregate purchase price included in the Pro Forma Financial Statements is preliminary as the Company believes further refinement is impractical to perform at this time. However, the Company does not expect the final allocation of the purchase price will materially differ from the preliminary allocation set forth herein.

Shared Technologies Fairchild Inc.

Pro Forma Combined Balance Sheet
September 30, 1995
(unaudited)

                                                                  Pro Forma        Pro Forma        Pro Forma         Combined
                                                                     STI    *         FII     **   Adjustments        Company
In thousands CURRENT ASSETS:
   Cash                                                       $       530       $       -         $     -               $530
   Accounts receivable, less allowance for doubtful accounts        9,347           23,036                            32,383
   Other current assets                                             1,415            2,773                             4,188
                                                                   ------           ------              -             ------
                  Total current assets                             11,292           25,809              -             37,101
                                                                  -------          -------             ---           -------

Equipment, at cost:
   Telecommunications equipment                                    28,186           77,289   A       (33,513)         71,962
   Office and data processing equipment                             5,692            7,234                -           12,926
                                                                   ------           ------               ---         -------
                                                                   33,878           84,523           (33,513)         84,888
   Less - Accumulated depreciation                                (17,471)         (33,513)  A        33,513         (17,471)
                                                                 ---------        ---------          -------        ---------
                                                                   16,407           51,010                -           67,417
                                                                  -------          -------               ---         -------
Other Assets                                                       11,007           37,694   A       (30,510)        265,796
                                                                                             A       240,105
                                                                                             B         7,500
Investment in STC                                                   2,903                -                             2,903
                                                                   ------           ------            ------          ------
         Total Assets                                            $ 41,609        $ 114,513       $   217,095       $ 373,217
                                                                 ========        =========       ===========       =========

CURRENT LIABILITIES:
   Notes payable and current portion of long-term
     debt and capital lease obligations                        $    2,431    $         514   B $      (1,600)      $   1,345
   Accounts payable                                                 6,894           14,068                            20,962
   Accrued expenses                                                 2,666            6,213   A         7,000          12,879
                                                                                             B         7,500
                                                                                             B       (10,500)
Advanced billings                                                   1,219            3,581                             4,800
                                                                   ------           ------                 -          ------
   Total current liabilities                                       13,210           24,376             2,400          39,986
                                                                  -------          -------            ------         -------

Long-Term Debt and Capital Lease Obligations,
   less current portion                                             4,011          180,501   B      (180,373)        239,739
                                                                                             B        (2,400)
                                                                                             B       100,000
                                                                                             B       138,000

Post retirement benefits                                                               104                               104
                                                                        -             ----                 -            ----

Redeemable Put Warrant                                                416                                                416
                                                                     ----                -                 -            ----

   FII Series C preferred stock                                                     24,015   B       (24,015)             -
   STFI cumulative preferred stock, 250,000 shares outstanding                               A        25,000          25,000
   STFI Special preferred stock, 20,000 shares outstanding                                   A        20,000          20,000


STOCKHOLDERS' EQUITY:
   FII Series A preferred stock                                                     19,112   B       (19,112)             -
   STI Series C preferred stock                                         9                                                  9
   STI Series D preferred stock                                         5                                                  5

   FII Series B preferred stock                                                    230,200   A      (230,200)             -

   Common Stock, 14,698 STFI shares outstanding                        34              140   A          (140)             58
                                                                                             A            24

----------------------------
*   See Unaudited Pro Forma Consolidated Financial Statements of STI.
**  See Unaudited Pro Forma Consolidated Financial Statements of FII.

                                      -43-

Additional paid-in capital                                         44,647            2,575   A        (2,575)         68,623
                                                                                             A        23,976
Accumulated deficit                                               (20,723)        (366,510)  A       366,510         (20,723)
                                                                 ---------       ----------         --------        ---------
         Total stockholders' equity                                23,972         (114,483)          138,483          47,972
                                                                  -------        ----------         --------         -------

         Total liabilities and stockholders' equity            $   41,609       $  114,513        $  217,095      $  373,217
                                                               ==========       ==========        ==========      ==========

                               See   accompanying   notes  to  these  pro  forma combined financial statements.



Shared Technologies Fairchild Inc.
Pro Forma Combined Statement of Operations
For the Nine Months Ended
September 30, 1995

(unaudited)                                                     Pro Forma         Pro Forma        Pro Forma         Combined
In thousands                                                      STI *              FII  **       Adjustments        Company

Revenues                                                         $ 36,472         $ 99,928              $ -        $136,400

Cost of Revenue                                                    22,330           54,039   F          (605)        75,764
                                                                  -------          -------           --------       -------

Gross Margin                                                       14,142           45,889               605         60,636

Selling, General & Administrative Expenses                         12,575           31,069   D         2,678         44,419
                                                                                             F        (1,835)
                                                                                             H           (68)

Operating Income (Loss)                                             1,567           14,820              (170)        16,217

Gain on sale of subsidiary stock                                    1,375                                             1,375
Equity in STC (Loss)                                                (1003)                                            (1003)
Interest Expense                                                     (774)         (16,064)  E        (2,895)       (20,424)
                                                                                             C          (691)
Interest Income                                                       128                                               128
                                                                     ----                -                 -           ----
Net Income (Loss)                                                   1,293           (1,244)           (3,756)        (3,707)

Preferred Stock Dividends                                            (299)          (2,925)  G           300         (2,924)
                                                                    ------         --------             ----       ---------

Net Income (Loss) Applicable to Common Stock                        $ 994         $ (4,169)         $ (3,456)      $ (6,631)
                                                                     ====         =========         =========      =========

Income (Loss) per Common Share                                       $0.11                                           ($0.45)
                                                                    ======                                          ========

Weighted Average Number of Common
   Shares Outstanding                                               8,698                              6,000         14,698
                                                                   ======                             ======        =======


                               See   accompanying   notes  to  these  pro  forma  combined financial statements.

----------------------------
* See Unaudited Pro Forma Consolidated Financial Statements of STI. ** See Unaudited Pro Forma Consolidated Financial Statements of FII.

Shared Technologies Fairchild Inc.
Pro Forma Combined Statement of Operations
For the Year Ended
December 31, 1994
(unaudited)                                                      Pro Forma         Pro Forma        Pro Forma         Combined
In thousands                                                      STI    *          FII     **      Adjustments        Company

Revenues                                                         $ 47,785        $ 127,462              $ -          $175,247

Cost of Revenue                                                    29,573           75,295   F          (806)         104,002
                                                                  -------          -------             ------        --------

Gross Margin                                                       18,212           52,167               806           71,185

Selling, General & Administrative Expenses                         16,642           36,593   D         4,011           54,742
                                                                                             F        (2,446)
                                                                                             H           (58)

Operating Income (Loss)                                             1,570           15,574              (701)          16,443

Minority interest in net income of subsidiary                         (43)                                                (43)
Equity in STC Income                                               (1,653)                                             (1,653)
Interest Expense                                                     (817)         (21,470)  E        (5,017)         (28,225)
                                                                                             C          (921)
Interest Income                                                       174                                                 174
                                                                     ----                -                 -             ----
Net Income (Loss) before taxes                                       (769)          (5,896)           (6,639)         (13,304)
Income tax credit                                                     550                                                 550
                                                                     ----              ----                -             ----
Net income (loss) before preferred dividends                          219           (5,896)           (6,639)         (12,754)

Preferred Stock Dividends                                            (538)          (3,902)  G           402           (4,038)
                                                                    ------         --------             ----         ---------

Net Income (Loss) Applicable to Common Stock                      $  (757)        $ (9,798)         $ (6,237)       $ (16,792)
                                                                   ======         =========         =========       ==========

Income (Loss) per Common Share                                      $0.11                                              ($1.31)
                                                                   ======                                             ========

Weighted Average Number of Common
   Shares Outstanding                                               6,792                              6,000            12,792
                                                                   ======                             ======           =======


                               See accompanying notes to these pro forma combined financial statements


----------------------
* See Unaudited Pro Forma Consolidated Financial Statements of STI. ** See Unaudited Pro Forma Consolidated Financial Statements of FII.

                       SHARED TECHNOLOGIES FAIRCHILD INC.

                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS


(A) The pro forma combined balance sheet gives effect to the proposed Merger of FII, after the FII Recapitalization, into STI by combining the respective balance sheets of the two companies at September 30, 1995. The Merger was accounted for using the "purchase" method of accounting in accordance with generally accepted accounting principles. Therefore the aggregate consideration paid in connection with the proposed merger will be allocated to FII's assets and liabilities based on their fair market values any excess treated as goodwill. The purchase was paid with the issuance of $69,000,000 in STI equity to the former shareholders of FII. The STI equity consisted of 6 million shares of Common Stock at an estimated market value of $4 per share, shares of 10% Cumulative Convertible Preferred Stock with a aggregate liquidation preference of $25,000,000, and shares of Special Preferred Stock with an aggregate liquidation preference of $20,000,000. Both issues of preferred stock have a mandatory redemption feature. The following schedule details the calculation of adjustments to record the transaction at fair market value (FMV), accrue acquisition costs, and record the issuance of $69,000,000 in STI equity.

                                               Historical Basis        FMV
                                                   Adjusted          Adjusted
In thousands                                        FII **             FII           Adjustment
                                                  ------------    ---------------    ------------
ASSETS:
  Cash

                                                     $      -           $      -        $      -
Accounts receivable, less allowance for
doubtful accounts                                      23,036             23,036               -
  Other current assets                                  2,773              2,773               -
  Telecommunications equipment                         77,289             43,776         (33,513)
  Office and data processing equipment                  7,234              7,234               -
  Accumulated depreciation                            (33,513)                 -          33,513
Other Assets                                           37,694              7,184         (30,510)
New Goodwill                                                             240,105         240,105
                                                  ------------    ---------------    ------------

                 Total assets                      $  114,513        $   324,108      $  209,595
                                                  ============    ===============    ============

LIABILITIES:
  Notes payable and current portion of long-term
      debt and capital lease obligations              $   514          $     514        $      -
  Accounts payable                                     14,068             14,068               -
  Accrued expenses                                      6,213              6,213
  Accrued acquisition costs                                                7,000           7,000
  Advanced billings                                     3,581              3,581               -
  Long-Term Debt and Capital Lease Obligations,
     less current portion                             180,501            180,501               -
  Post retirement benefits                                104                104               -
                                                  ------------    ---------------    ------------

                 Total liabilities                    204,981            211,981           7,000

  FII Series C preferred stock                         24,015             24,015               -
  STFI cumulative preferred stock                                         25,000          25,000
  STFI special preferred stock                                            20,000          20,000

STOCKHOLDERS'  EQUITY:
  FII Series A preferred stock                         19,112             19,112               -
  FII Series B preferred stock                        230,200                  -       (230,200)
  Common Stock                                            140                  -           (140)
  New Common Stock                                                            24              24
  Additional paid-in capital                            2,575                  -         (2,575)
  Additional paid-in capital                                              23,976          23,976
  Accumulated deficit                               (366,510)                  -         366,510
                                                  ------------    ---------------    ------------
              Total stockholders' equity            (114,483)             43,112         157,595
                                                  ------------    ---------------    ------------
                 Total liabilities and
                   stockholders' equity            $  114,513        $   324,108      $  209,595
                                                  ============    ===============    ============
**  See unaudited pro forma consolidated financial statements of FII

(B) An adjustment was recorded in the pro forma combined balance sheet to reflect the issuance of $238,000,000 in new debt; $100,000,000 in 13% zero coupon bonds and $138,000,000 in term loans from the Credit Facility. Proceeds from these borrowings are expected to be used as follows: (amounts in thousands)


         Repurchase of FII series A preferred stock                           $   19,112
         Repurchase of FII series C preferred stock                               24,015
         Retirement of 12 1/4 % Notes                                            125,000
         Estimated premium on retirement of 12 1/4% Notes                          9,500
         Retirement of FII indebtedness                                           45,873
         Retirement of current portion State Street debt                           1,600
         Retirement of long term portion State Street debt                         2,400
         Payment of bank finance fees                                              7,500
         Payment of certain acquisition costs                                      3,000
                                                                             -----------


                  Total proceeds                                               $ 238,000

                                                                               =========


The pro forma combined balance sheet assumes all these events will take place with the Merger. $7,000,000 in acquisition costs were accrued related to the Merger, $3,000,000 are expected to be paid immediately with the remaining $4,000,000 to be paid over the course of the first year of operations. All interest expense related to retired debt and all preferred stock dividends related to retired preferred stock were eliminated in the pro forma combined statements of operations. See footnotes (E) and (G).

Scheduled aggregate payments on long-term debt and capital lease obligations are as follows (amounts in thousands):

         Year Ending December 31

         1996                                                                     16,005
         1997                                                                     23,088
         1998                                                                     26,676
         1999                                                                     15,211
         2000                                                                     15,097
         Thereafter                                                              145,007
                                                                                 -------


                                                                                 241,084



(C) $7,500,000 in financing fees associated with the assumption of $238,000,000 in new debt were capitalized. See footnote (B). Additional interest expense was recorded for each period presented based on an amortization period of 10 years for $3,500,000 of the fees and 7 years for the remaining $4,000,000. The allocation of fees is based on the respective amounts of zero coupon bonds and bank debt issued and the respective lives of each. The adjustments resulted in additional interest expense of $921,000 and $691,000 for the year ended December 31, 1994 and the nine months ended September 30, 1995 respectively.

(D) The purchase accounting for the Merger resulted in $240,105,000 of goodwill which will be amortized over 40 years. See footnote (A). Certain intangible assets acquired from FII were given zero value and the corresponding goodwill amortization was eliminated from the pro forma combined statements of operations. The pro forma combined statements of operations reflect a net adjustment to goodwill amortization of $4,011,000 and $2,678,000 for the year ended December 31, 1994 and the nine months ended September 30, 1995 respectively. The following table details the calculation of the adjustment by period (amounts in thousands):

                                                                         1994             1995
                                                                         ----             ----

         New goodwill amortization                                     $ 6,000          $ 4,500
         FII goodwill amortization eliminated                           (1,989)          (1,822)
                                                                           -----------------

                  Net adjustment                                       $  4,011        $  2,678
                                                                       ========        ========


(E) Interest expense, in the pro forma combined statements of operations, has been adjusted to reflect the net effect of the change in outstanding debt described in Note (B) as if it had occurred on January 1, 1994. The following table details the calculation of the adjustment by period (amounts in thousands).

                                                                         1994             1995
                                                                         ----             ----

         $100 million in zero coupon bonds estimated 13% interest       $ 13,000         $ 9,750
         $138 million in bank debt estimated 9% interest                  12,420           9,315
         Retirement of 12 1/4% Notes                                     (15,312)        (11,484)
         Retirement of FII indebtedness                                  ( 4,975)       (  4,422)
         Retirement of STI indebtedness                                  (   110)       (    264)
                                                                         ---------      ----------

                  Net adjustment                                        $  5,017         $  2,895
                                                                       =========         ========

A 1/8% change in the estimated interest rates for the $100 million in zero coupon bonds and the $138 million in bank debt ($238 million in new debt) would result in a change in interest expense of $297,500 on a yearly basis.


(F) The pro forma combined statements of operations include the estimated effect of certain cost savings and increases associated with the consolidation of the operations of STI and FII. The following table details the components of the adjustment by period (amounts in thousands).

                                                                1994              1995
                                                                ----              ----

         Net S,G & A savings                                  $ 2,446           $ 1,835
         Network savings                                          806               605
                                                            ---------         ---------
                  Total adjustment                           $  3,252           $ 2,440
                                                             ========           =======


(G) Preferred stock dividends in the pro forma combined statements of operations were adjusted to reflect the change in outstanding preferred stock described in notes (A) and (B). The net effect was to decrease preferred stock dividends by approximately $402,000 and $300,000 for the year ended

December 31, 1994 and the nine months ended September 30, 1995 respectively. The following table details the components of the adjustment by period (amounts in thousands).


                                                                         1994             1995
                                                                         ----             ----

         Preferred stock dividends added (footnote A):

                  STFI cumulative preferred stock dividend              $ 2,500          $ 1,875
                  STFI special preferred stock dividends                  1,000              750

         Preferred stock dividends eliminated (footnote B)

                  FII series A preferred stock dividend                  (1,529)          (1,147)
                  FII series C preferred stock dividend                  (2,373)          (1,778)
                                                                       ---------        ---------

                    Total adjustment                                   $     402         $   300
                                                                       =========         =======


(H) STI incurred federal alternative minimum tax for both 1994 and 1995. Income tax expense was adjusted to eliminate the federal alternative minimum income tax as net losses before net operating loss carryforwards were generated for each of the pro forma combined statements of operations presented. The pro forma combined statements of operations have also been adjusted to reduce state income taxes to an estimated minimum required amount. This resulted in a reduction of income taxes of $58,000 and $68,000 for the year ended December 31, 1994 and the nine months ended September 30, 1995 respectively.

                            SHARED TECHNOLOGIES INC.
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma Shared Technologies Inc. consolidated financial statements give effect, on a purchase accounting basis, to the acquisitions of Office Telephone Management Inc. (OTM) and Access Telecommunications Group, L.P. and Access Telemanagement, Inc. (collectively "Access"). The unaudited pro forma Shared Technologies Inc.

financial statements also reflect the STC Equity Adjustment.

The unaudited pro forma Shared Technologies Inc. consolidated financial statements are not necessarily indicative of the results or financial position which actually would have occurred if the acquisitions of OTM and Access and the STC Equity Adjustment had been in effect since January 1, 1994, nor are they necessarily indicative of future results or financial position.

The unaudited pro forma Shared Technologies Inc. consolidated statements of operations gives effect to the acquisitions of OTM and Access and the STC Equity Adjustment as if they had occurred on January 1, 1994, and the unaudited pro forma Shared Technologies Inc. consolidated balance sheet gives effect to these items as if they had occurred on September 30, 1995 for the purpose of presenting the unaudited pro forma Shared Technologies Inc. consolidated financial statements.

Shared Technologies Inc.
Pro Forma Consolidated Balance Sheet
September 30, 1995
(unaudited)
In thousands                                                                          (1)
                                                                                   STC Equity       Pro Forma
                                                                     STI           Adjustment           STI

CURRENT ASSETS:
    Cash                                                       $    1,410       $     (880)     $        530
   Accounts receivable, less allowance for doubtful accounts       11,588           (2,241)            9,347
   Other current assets                                             1,895             (480)            1,415
                                                                   ------            ------           ------
                  Total current assets                             14,893           (3,601)           11,292
                                                                  -------          --------          -------

Equipment, at cost:
   Telecommunications equipment                                    29,500           (1,314)           28,186
   Office and data processing equipment                             6,132             (440)            5,692
                                                                   ------            ------           ------
                                                                   35,632           (1,754)           33,878
   Less - Accumulated depreciation                                (18,063)             592           (17,471)
                                                                 ---------            ----          ---------
                                                                   17,569           (1,162)           16,407
                                                                  -------          --------          -------

Other Assets                                                       14,617           (3,610)           11,007

Investment in STC                                                                    2,903             2,903
                                                                        -           ------            ------
         Total Assets                                            $ 47,079         $ (5,470)    $      41,609
                                                                 ========         =========    =============

CURRENT LIABILITIES:
   Notes payable and current portion of long-term
     debt and capital lease obligations                        $    2,438     $         (7)     $      2,431
   Accounts payable                                                10,664           (3,770)            6,894
   Accrued expenses                                                 2,666                              2,666
   Advanced billings                                                1,248              (29)            1,219
                                                                   ------             -----           ------
         Total current liabilities                                 17,016           (3,806)           13,210
                                                                  -------          --------          -------

Long-Term Debt and Capital Lease Obligations,
   less current portion                                             4,012               (1)            4,011
                                                                   ------              ----           ------

Minority Interest in Net Assets of subsidiaries                     1,663           (1,663)               -
                                                                   ------          --------              --

Redeemable Put Warrant                                                416                                416
                                                                     ----                -              ----

STOCKHOLDERS' EQUITY:
   STI Series C preferred stock                                         9                                  9
   STI Series D preferred stock                                         5                                  5

Common Stock                                                           34                                 34
Additional paid-in capital                                         44,647                             44,647
Accumulated deficit                                               (20,723)                           (20,723)
                                                                 ---------               -          ---------
         Total stockholders' equity                                23,972               -             23,972
                                                                  -------              ---           -------

         Total liabilities and stockholders' equity           $    47,079         $ (5,470)      $    41,609
                                                              ===========         =========      ===========

                      See  accompanying  notes to these pro  forma  consolidated financial statements.


Shared Technologies Inc.
Pro Forma Consolidated Statement of Operations
For the Nine Months Ended
September 30, 1995                                                (1)         (5)             (2)
                                                              STC Equity    Pending         OTM          Pro Forma        Pro Forma
In thousands                                        STI       Adjustment   Acquisition   Acquisition    Adjustments          STI
------------                                      --------    ----------   -----------   -----------    -----------       ------

Revenues                                           $ 43,674    $ (9,160)                    $ 1,958                        $ 36,472

Cost of Revenue                                      26,628      (5,531)                      1,233                          22,330
                                                    -------     --------            -        ------                -        -------

Gross Margin                                         17,046      (3,629)                        725                          14,142

Selling, General & Administrative Expenses           16,116      (4,231)                        626    (2)        64         12,575
                                                    -------     --------            -          ----              ---        -------

Operating Income (Loss)                                 930         602                          99              (64)         1,567

Minority interest in net income of subsidiaries         213        (213)
Gain on sale of subsidiary stock                      1,375                                                                   1,375
Equity in (loss) of STC                                            (411)         (544)                 (4)       (48)        (1,003)
Interest Expense                                       (574)         24                        (119)   (2)       (34)          (774)
                                                                                                       (2)       (71)

Interest Income                                         130          (2)                                                        128
                                                       ----         ----            -             -                -           ----
Net Income (Loss)                                     2,074          -           (544)          (20)            (217)         1,293

Preferred Stock Dividends                              (299)                                                                   (299)
                                                      ------          -             -             -                -          ------

Net Income (Loss) Applicable to Common Stock        $ 1,775        $ -         $ (544)        $ (20)          $ (217)         $ 994
                                                     ======        ====        =======        ======          =======         =====



                              See   accompanying   notes  to  these   pro  forma consolidated financial statements.


Shared Technologies Inc.
Pro Forma Consolidated Statement
of Operations
For the Year Ended
December 31, 1994                                     (1)        (5)             (2)            (3)
                                                  STC Equity    Pending        OTM          Access         Pro Forma      Pro Forma
In thousands                           STI        Adjustment  Acquisition   Acquisition   Acquisition     Adjustments         STI
------------                         --------     ----------  -----------   -----------   -----------     -----------        ------

Revenues                              $ 45,367    $ (10,217)                   $ 3,454       $ 9,181                      $  47,785

Cost of Revenue                         26,172       (5,293)                     2,254         6,384   (3)        56         29,573
                                       -------      --------         -          ------        ------             ---        -------

Gross Margin                            19,195       (4,924)                     1,200         2,797             (56)        18,212

Selling, General & Administrative
Expenses                                16,972       (4,274)                     1,214         2,496   (2)       128         16,642
                                                                                                       (3)       106
                                             -            -                          -             -            ----

Operating Income (Loss)                  2,223         (650)                       (14)          301            (290)         1,570

Minority interest in net income
 of subsidiaries                          (128)          85                                                                     (43)
Equity in earnings of STC                               517     (1,905)                                (4)      (265)        (1,653)
Interest Expense                          (522)          65                       (151)                (2)       (67)          (817)
                                                                                                       (2)      (142)
Interest Income                            163          (17)                                      28                            174
                                          ----         -----         -               -           ---               -           ----
Net Income (Loss) before taxes           1,736            -     (1,905)           (165)          329            (764)          (769)
Income tax credit                          550                                                                                  550
                                          ----            -          -               -             -               -           ----
Net Income (Loss) before preferred
 dividends                               2,286            -     (1,905)           (165)          329            (764)          (219)
                                                                                                                              ------
Preferred Stock Dividends                 (478)                                                        (3)       (60)           538
                                         ------           -          -               -             -            -----          ----
Net Income (Loss) Applicable to
Common Stock                           $ 1,808         $  -    $ (1.05)         $ (165)        $ 329          $ (824)        $ (757)
                                       =======         ====    ========         =======        =====          =======        =======



                              See   accompanying   notes  to  these   pro  forma consolidated financial statements.


                            SHARED TECHNOLOGIES INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


(1) STI owns 60.28% of the outstanding common stock of STC; formerly a consolidated subsidiary of STI. During December 1995 STC issued approximately $3,000,000 in voting preferred stock to third parties. While STI's ownership percentage did not change, the voting rights assigned to the voting preferred stock reduced STI's voting interest in STC to 42.7% which this resulted in a loss of voting control over STC operations. Consequently the pro forma consolidated balance sheet was adjusted to account for STC on the equity basis; all assets and liabilities of STC were eliminated and a non current asset of $2,903,000 was recorded to reflect STI's equity investment in STC at September 30, 1995. The pro forma consolidated statements of operations were adjusted to record STC's income or loss on the equity basis.


(2) In June 1995, STI purchased all the outstanding capital stock of OTM for an aggregate purchase price of $2,135,000. OTM provides telecommunications management services primarily to businesses located in executive office suites. The purchase was paid with $1,335,000 in cash and the issuance of a $800,000 note payable in quarterly installments of $30,000 including interest at 8.59% over ten years. The acquisition was recorded as a purchase and the unallocated purchase price over fair market value of assets acquired was $1,915,000 which is being amortized over 15 years. The unaudited pro forma consolidated statements of operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 include adjustments to record OTM operations for the periods prior to the acquisition in June 1995. Adjustments of $128,000 and $64,000 were recorded for additional goodwill amortization for the year ended December 31, 1994 and the nine months ended September 30, 1995 respectively. Adjustments for additional interest expense were recorded of $67,000 and $34,000 for the year ended December 31, 1994 and the nine months ended September 30, 1995 respectively related to the $800,000 note. Adjustments for additional interest expense were recorded of $142,000 and $71,000 for the year ended December 31, 1994 and the nine months ended September 30, 1995 respectively related to the estimated interest cost at 10.5% on additional borrowings of $1,355,000 required to obtain the cash paid to acquire OTM.



(3) In June 1994, STI acquired all of the partnership interests in Access. The purchase price was $9,252,000, of which $4,252,000 was paid in cash and the balance through the issuance of 400,000 shares of Series E Preferred Stock valued at $3.75 per share and 700,000 shares of Series F Preferred Stock valued at $5.00 per share. The acquisition was recorded as a purchase and the unallocated purchase price over fair market value of assets acquired was $8,500,000, which is being amortized over 40 years. The pro forma consolidated statements of operations for the year ended December 31, 1994 include an adjustment to record Access operations for the first six months of 1994. An adjustment of $106,000 was recorded to reflect additional goodwill amortization expense for the year ended December 31, 1994. Additional depreciation expense, related to fair market value of fixed assets acquired, of $56,000 was recorded for the year ended December 31, 1994. Additional preferred stock dividends of $60,000 was recorded to reflect an additional six months on 400,000 shares with an 8% coupon and a value of $3.75 per share for the year ended December 31, 1994.


(4) In May and June 1995 STI's subsidiary STC completed its purchase of Cellular Hotline Inc. for $617,000. The $617,000 was comprised of $367,000 in cash and the issuance of 50,000 shares of STC common stock. Adjustments were recorded to reflect the effect of this acquisition on the equity in earnings or loss for the year ended December 31, 1994 and the nine months ended September 30, 1995 respectively.

(5) In November 1995 STI's subsidiary STC completed its purchase of certain assets and liabilities of PTC Cellular Inc. Adjustments were recorded to reflect the effect of this "pending acquisition" on the equity in earnings or loss for the year ended December 31, 1994 and the nine months ended September 30, 1995 respectively.

                            FAIRCHILD INDUSTRIES INC.
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


The following unaudited pro forma Fairchild Industries Inc. consolidated financial statements give effect, on a purchase accounting basis, to the acquisition of JWP. The unaudited pro forma Fairchild Industries Inc. consolidated financial statements also reflect the adjustment to a December 31 year end basis from a June 30 year end basis and a recapitalization (the Recapitalization) which transfers certain non telecommunications assets to FII's parent company RHI prior to the Merger.

The unaudited pro forma Fairchild Industries Inc. financial statements are not necessarily indicative of the results or financial position which actually would have occurred if the JWP acquisition, the change to a December 31 year end and the Recapitalization been in effect since January 1, 1994 nor are they necessarily indicative of future results or financial position.


The unaudited pro forma Fairchild Industries Inc. consolidated statements of operations gives effect to the acquisition of JWP and the Recapitalization as if they had occurred on January 1, 1994, and the unaudited pro forma Fairchild Industries, Inc. consolidated balance sheet gives effect to these items as if they had occurred on September 30, 1995 for the purpose of presenting the unaudited pro forma Fairchild Industries Inc. consolidated financial statements.

Fairchild Industries, Inc.
Pro Forma Consolidated Balance Sheet
September 30, 1995
(unaudited)
                                                                                     (1)
                                                                                 Recapitalize       Pro Forma
In thousands                                                        FII              FII               FII

CURRENT ASSETS:
   Cash                                                       $      -          $     -         $       -
   Accounts receivable, less allowance for doubtful accounts       23,036                             23,036
   Other current assets                                             2,773                              2,773
   Net current assets of operations transferred to RHI             53,391          (53,391)               -
                                                                  -------         ---------              --
                  Total current assets                             79,200          (53,391)           25,809
                                                                  -------         ---------          -------

Equipment, at cost:
   Telecommunications equipment                                    77,289                             77,289
   Office and data processing equipment                             7,234                              7,234
                                                                   ------                -            ------
                                                                   84,523                             84,523
  Less - Accumulated depreciation                                 (33,513)                           (33,513)
                                                                 ---------               -          ---------
                                                                   51,010                -            51,010
                                                                  -------              ---           -------

Other Assets                                                       37,694                             37,694
Net non-current assets transferred to RHI                         184,422         (184,422)
                                                                 --------        ----------
         Total Assets                                           $ 352,326        ($237,813)        $ 114,513
                                                                =========       ===========        =========

CURRENT LIABILITIES:
   Notes payable and current portion of long-term
      debt and capital lease obligations                            $ 514       $       -              $ 514
   Accounts payable                                                14,068                             14,068
   Accrued expenses                                                 6,213                              6,213
   Advanced billings                                                3,581                              3,581
                                                                   ------                -            ------
         Total current liabilities                                 24,376               -             24,376
                                                                  -------              ---           -------

Long-Term Debt and Capital Lease Obligations,
   less current portion                                           180,501                            180,501
                                                                 --------                -          --------

Post retirement benefits                                              104                                104
                                                                     ----                -              ----

FII Series C preferred stock                                       24,015                             24,015

STOCKHOLDERS' EQUITY:
   FII Series A preferred stock                                    19,112                             19,112
   FII Series B preferred stock                                   230,200                            230,200

Common Stock                                                          140                                140
Additional paid-in capital                                          2,575                              2,575
Accumulated deficit                                              (128,697)        (237,813)         (366,510)
                                                                ----------       ----------        ----------
         Total stockholders' equity                               123,330         (237,813)         (114,483)
                                                                 --------        ----------        ----------
         Total liabilities and stockholders' equity             $ 352,326       $ (237,813)        $ 114,513
                                                                =========       ===========        =========

                         See accompanying notes to these pro forma consolidated financial statements


Fairchild Industries, Inc.
Pro Forma Consolidated Statement of Operations
For the Nine Months Ended
September 30, 1995

                                                         FII            (2)
(unaudited)                                         Three Months   Adjust FII to      Pro Forma        Pro Forma
In thousands                                        Ended 10/2/95  Calendar Year     Adjustments          FII

Revenues                                             $ 33,138         $ 66,790                          $ 99,928

Cost of Revenue                                        17,614           36,425                            54,039
                                                      -------          -------                           -------

Gross Margin                                           15,524           30,365                            45,889

Selling, General & Administrative Expenses             10,783           20,286                            31,069



Operating Income                                        4,741           10,079                            14,820

Interest Expense                                       (5,490)         (10,574)                          (16,064)
                                                      --------        ---------               -         ---------
Net income                                               (749)            (495)                           (1,244)

Operating results of operations
   transferred to RHI                                   1,143                      (1)   (1,143)            -

Preferred Stock Dividends                                (975)          (1,950)                           (2,925)
                                                        ------         --------               -          --------

Net Income Applicable to Common Stock                  $ (581)         $(2,445)         $(1,143)         $(4,169)
                                                       =======          =======         ========         ========




                         See accompanying notes to these pro forma consolidated financial statements


Fairchild Industries, Inc.
Pro Forma Consolidated Statement of Operations
For the Year Ended
December 31, 1994

                                                         FII            (2)              (3)
(unaudited)                                          Year Ended    Adjust FII to         JWP           Pro Forma          Pro Forma
In thousands                                           6/30/95     Calendar Year     Acquisition      Adjustments            FII

Revenues                                              109,741          (28,778)          46,499                           $127,462

Cost of Revenue                                        58,360          (17,468)          34,403                             75,295
                                                      -------         ---------         -------                -           -------

Gross Margin                                           51,381          (11,310)          12,096                             52,167

Selling, General & Administrative Expenses             33,128           (9,513)          12,636    (3)       282            36,593
                                                                                                   (3)        60


Operating Income                                       18,253           (1,797)            (540)            (342)           15,574

Interest Expense                                      (21,280)             617              101    (3)      (908)          (21,470)
                                                      --------            ----             ----            ------          --------
Net income                                             (3,027)          (1,180)            (439)          (1,250)           (5,896)

Operating results of operations
   transferred to RHI                                  (9,332)                                     (1)     9,332              -

Preferred Stock Dividends                              (3,902)                                                              (3,902)
                                                      --------               -                -                -           --------

Net Income Applicable to Common Stock                $(16,261)        $ (1,180)          $ (439)         $ 8,082          $ (9,798)
                                                     =========        =========          =======         =======          =========




                         See accompanying notes to these pro forma consolidated financial statements


                            FAIRCHILD INDUSTRIES INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(1) The unaudited pro forma Fairchild Industries Inc. consolidated financial statements were adjusted to reflect a recapitalization of FII prior to the Merger. Subsequent to June 30, 1995, FII and its immediate parent RHI announced plans to recapitalize FII in order to improve its financial and operating flexibility and strengthen its financial position. Concurrent with the Merger, and as part of the Recapitalization, FII is transferring to RHI, all of its assets and liabilities except those expressly related to FII's telecommunications business, $125,000,000 principal amount of 12 1/4% Senior Secured Notes Due 1999, the Series A and Series C Preferred Stock of FII, an estimated $9,500,000 in accrued premium on early retirement of the 12 1/4% Senior Secured Notes Due 1999 and approximately $45,873,000 of existing bank indebtedness.

(2) The FII historical consolidated statements of operations were based on a fiscal year ended June 30. The pro forma consolidated statements of operations were adjusted to present FII on a December 31 (calendar year) basis, in order to conform to STI's fiscal year.


(3) On November 28, 1994, FII completed the acquisition of substantially all of the telecommunications assets of JWP a telecommunications systems integrator, specializing in the distribution, installation and maintenance of voice and data communications equipment for approximately $11,000,000 plus the assumption of approximately $3,000,000 of liabilities. FII recorded $1,610,000 and $5,595,000 in identifiable intangibles and goodwill, respectively. The pro forma consolidated statement of operations for the year ended December 31, 1994 include an adjustment to record JWP operations for the first 11 months of 1994. An adjustment of $282,000 for additional amortization was recorded for the year ended December 31, 1994. Additional depreciation expense, related to fair market value of fixed assets acquired, of $60,000 was recorded for the year ended December 31, 1994. Additional interest expense of $908,000 was recorded to reflect the estimated interest cost at 9% on additional borrowings of $11,000,000 required to obtain the cash paid to acquire JWP.

                              INFORMATION ABOUT STI


BUSINESS

         STI was originally incorporated in Delaware on January 30, 1986. By a Plan and Agreement of Merger dated March 8, 1988, STI effected a statutory merger with and into Balcon, Inc., a Delaware corporation (incorporated September 23, 1987), which survived the merger and changed its name to Shared Technologies Inc. Since such time, STI's primary business has been to provide shared tenant telecommunications services to tenants of modern, multi-tenant office buildings. The principal executive offices of STI are located at 100 Great Meadow Road, Wethersfield, Connecticut 06109.


PRICE RANGE OF COMMON STOCK

         The Common Stock is included for quotation on the Nasdaq National Market under the symbol "STCH". On November 8, 1995, the date preceding the public announcement of the Merger, the high and low sale price of the Common Stock was $4.250 and $3.625, respectively, per share.

SELECTED FINANCIAL DATA

The following table sets forth the selected financial data of STI for each of the last five years and the nine months ended September 30, 1995 and 1994. Financial statements for 1991 and 1990 are not presented in this Proxy Statement. Such selected financial data were derived from audited consolidated financial statements not included herein. The selected financial data of STI should be read in conjunction with the Consolidated Financial Statements and related notes appearing elsewhere in this Proxy Statement. In September 1992 STI effected a one-for-four reverse stock split of common stock and increased the par value of common stock from $.001 to $.004 per share. Weighted average common shares outstanding and per share information have been retroactively adjusted to reflect this split. All amounts, except per share amounts, are in thousands.

                                                                                                             NINE MONTHS ENDED
                                                   FOR THE YEARS ENDED DECEMBER 31,                            SEPTEMBER 30,
Statement of Operations Data:       1994(1)        1993            1992           1991           1990       1995(2)        1994(1)
-------------------------------------------     -------         -------        -------        -------       -------        -------
Revenue                          $45,367        $25,426         $24,077        $23,172        $21,804       $43,675     $31,514
Gross margin                      19,195         10,912           9,254          6,358          5,786        17,046      13,524
Selling, general and
  administrative expenses         16,972         10,102           9,959         10,717         10,246        16,116      11,760
Operating income (loss)            2,223            810            (705)        (4,359)        (4,460)          930       1,764
Interest expense, net               (359)          (438)           (290)        (1,268)          (950)         (444)       (158)
Minority interest in net (income)
  losses of subsidiaries            (128)           (82)            (37)             4             29           213         (43)
Loss on settlement agreement           -              -               -              -           (489)            -           -
Gain on sale of subsidiary stock       -              -               -              -              -         1,375           -
Extraordinary Item -
  (Loss) gain on restructuring         -           (150)          3,756              -              -             -           -

Income tax benefits                  550              -               -              -              -             -           -

Net income (loss)                  2,286            140           2,724         (5,623)        (5,869)        2,074       1,563
Net income (loss) per common
  share before extraordinary item      -          (.01)            (.33)          -              -             -           -
Net income (loss) per
  common share                       .27             (.04)         .59           (1.59)         (1.63)        .20          .21
Weighted average common
  shares outstanding               6,792          5,132           4,063          3,730          3,601         8,698       5,699
Cash dividends declared
  per preferred share                .29            .32            .30             .30           -            .22          .22
Cash dividends paid
  per preferred share                .29            .32            .38             .18           -            .22          .22
Cash dividends declared or
  paid per common share                -              -               -              -              -             -           -

Balance Sheet Data:
Period End Balances

Working capital deficit           (3,691)      ($ 3,874)       ($ 4,506)      ($15,615)      ($ 5,751)      ($2,124)    ($2,199)
Total assets                      37,925         20,601          18,752         18,436         14,531        47,079      36,737
Notes payable, convertible
  promissory notes payable,
  other long-term debt (incl.
  current portion)                 4,727          3,719           4,745         10,030          6,927         6,450       5,305

Stockholders' equity (deficit)    20,881          9,302           6,034         (3,148)          (999)       23,971      20,414



(1) The 1994 results include the acquisition of Access Telecommunications Group, L.P. in June 1994 and the Acquisitions of Road and Show South in December 1993 and Road and Show East in October 1993.

(2) Includes a full period of the Access Telecommunications Group, L.P. acquisition in June 1994.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS AND FINANCIAL
 CONDITION

RESULTS OF OPERATIONS

         STI's revenues rose to $43,675,000 for the nine months ended September 30, 1995, an increase of $12,161,000 or 39% over the nine months ended September 30, 1994. Revenues rose to $15,965,000 for the three month period ended September 30, 1995 an increase of $1,471,000 or 9% over the three month period ended September 30, 1994. Each division continued to contribute significantly to the increase in revenue. Shared tenant services (STS) increased $4,798,000 or 23%, facility management services (FMS) grew $5,823,000 or 169% and cellular services (STC) rose $1,540,000 or 20% for the nine months ended September 30, 1995 over the nine months ended September 30, 1994. The majority of the growth in STS revenue was attributable to the June 1994 acquisition of Access Telecommunications Group, L.P. (Access). Growth in FMS revenue was attributable to the Access acquisition as well as the June 1995 acquisition of Office Telephone Management (OTM). $876,000 of the FMS revenue growth for the nine and three months ended September 30, 1995, was due to the addition of OTM. The growth in STC revenues was due to expanded operations through the opening of new locations and recent acquisitions.

         STI's revenues rose to a record $45,367,000 in 1994, an increase of $19,941,000 or 78% over 1993 revenues of $25,426,000. This was a substantial increase over the 6% and 4% increases in 1993 and 1992 respectively. Acquisitions were the major contributors to revenue growth in 1994 and 1993 respectively.

         $8,942,000 of the 1994 revenue increase was attributable to the June 1994 acquisition of Access Telecommunication Group, L.P. ("Access"). Another $8,017,000 was due to the expanded operations of the Cellular division. The Cellular division was dramatically expanded in the fourth quarter of 1993 through the acquisition of Road and Show East, Inc. and Road and Show South Ltd. nationwide rental phone businesses ("Road and Show"). STI also continued to expand operations at existing locations. The remaining revenue increase of $2,982,000 was achieved mainly at existing shared tenant services ("STS") locations.

         STI's  revenue of  $25,426,000  for the year ended  December  31,  1993 represented an increase of $1,349,000, or 6%, over the year ended December 31, 1992. Of this increase, $288,000 was due to an increase in STS revenue and $256,000 was due to an increase in FMS revenue. The remaining increase of $805,000 was attributable to the fourth quarter acquisitions of Road and Show.

         Gross margin dropped to 39% of revenue for the nine months ended September 30, 1995 from 43% for the nine months ended September 30, 1994. Gross margin decreased to 39% of revenue for the three months ended September 30, 1995 compared to 40% for the three months ended September 30, 1994.

         Changes in STI's gross margin were impacted by changes in sales mix and the Company's continued growth in 1995. STS accounted for 58% and 51% of total sales for the nine and three months ended September 30, 1995 compared to 65% and 56% for the same periods ended September 30, 1994. FMS accounted for 21% and 25% of total sales for the nine and three months ended September 30, 1995 compared to 11% and 19% for the same periods ended September 30, 1994. STC accounted for 21% and 24% of total sales for the nine and three months ended September 30, 1995 compared to 24% and 25% for the same periods ended September 30, 1994. For the nine months ended September 30, 1995, STS produced a 45% gross margin and FMS a 23% gross margin compared to 45% and 19% for the period ended September 30, 1994 For the three months ended September 30, 1995 STS produced a 47% gross margin and FMS a 26% gross margin compared to 42% and 21% for the period ended September 30, 1994. Several factors have impacted the swings in gross margin for these divisions. The purchase of Access in 1994 added significantly to the revenue bases of both divisions and caused STS gross margin to drop while FMS gross margin increased. In the last quarter management successfully increased STS margins through reduction in direct costs and culling non profitable business from their revenue base. FMS margins improved over the last three months mainly due to the addition of OTM which recorded gross margins of 35% for the third quarter. STC gross margin dropped to 40% and 37% for the nine and three months ended September 30, 1995 from 48% and 50% for the nine and three months ended September 30, 1994. This drop was mainly due to the acquisition of Cellular

Hotline, Inc. in May 1995, which produced lower gross margin than the core business and 1994 second quarter World Cup cellular rentals which produced unusually high gross margins.

         Gross margin dipped slightly in 1994 to 42.3% of revenues from 42.9% of revenues in 1993. This drop was the result of significant changes in the Company's revenue mix in 1994.

         The FMS and Cellular Service divisions grew dramatically in 1994 due to the acquisitions mentioned earlier. The FMS division revenues accounted for 14.3% of the total revenues in 1994 as compared to 6.0% in 1993, and the Cellular division revenues were responsible for 22.5% of total revenues in 1994 as compared to 8.7% in 1993. The STS division accounted for 63.2% of total revenues in 1994 as compared to 85.3% in 1993.

         Although the change in sales mix resulted in only a small change in overall gross margin, each division produced gross margin at a different rate. STS cost of revenues as a percentage of revenue increased slightly in 1994 resulting in gross margin of 45.2% versus gross margin of 46.4% in 1993. The main reason for the decrease was the addition of several STS buildings through the acquisition of Access. These buildings historically have achieved lower gross margins than those at existing STS locations. The FMS division produced a gross margin of 20.4% in 1994 which is up from 16.9% in 1993. The FMS division focuses on the sale of long distance services outside the STS buildings, and operates in a competitive environment which prevents high gross margin. Improved margin was achieved through increased sales volume and lower rates negotiated in 1994. The Cellular Division produced a gross margin of 48.2% in 1994, which is up from a 27.1% gross margin produced in 1993. The rental component of the Cellular division was greatly expanded through the acquisition of Road and Show in the fourth quarter of 1993. Cellular rental revenues produce gross margins near 50%.

         Gross margin increased to 42.9% of revenues for the year ended December 31, 1993 compared to 38.4% of revenues for the year ended December 31, 1992. This improvement was due almost entirely to the improved margin on long distance and local access services as a result of increased volume which enabled STI to negotiate better rates with its vendors.

         Selling, general and administrative expenses as a percentage of revenue were 37% and 38% for the nine and three months ended September 30, 1995 compared to 37% and 36% for the nine and three months ended September 30, 1994. The STS and FMS divisions have reduced cost as a percentage of revenue through synergies created with STI's overall growth. However this has been offset by STC which has added overhead costs related to aggressively growing the cellular business in the wake of its April 1995 public offering. As STC revenues grow, management expects to see a decrease in the percentage of selling, general and administration costs to revenue.

         Interest expense increased by $346,000 for the nine months ended September 30, 1995 over the nine months ended September 30, 1994 and $143,000 for the three months ended September 30, 1995 over the three months ended
September 30, 1994. This is attributable to the addition of $3,800,000 of interest bearing debt since June 1994. This debt was incurred as a result of STI's bank financing in May, 1994. The financing provides for a $4,000,000 secured revolving credit line, aggregate draws converted semi-annually to three year term loans with level monthly amortization and a $1,000,000 two year term loan, six month interest only, with quarterly amortization and a balloon payment of $700,000. These loans bear interest at the bank's prime rate plus 2% and are secured by STI's assets. STI has issued a warrant to the bank for shares equal to 2.25% of STI's outstanding common stock on a fully diluted basis. The weighted average debt for the nine-month period ended September 30, 1995 was approximately $5,348,000 at a weighted rate of 10.74%.

         In late April 1995 STI successfully completed a public offering of its cellular subsidiary's stock. Following the sale STI's percentage of ownership dropped from 86% to approximately 60%. The accounting treatment of the sale required STI to record a gain of approximately $1,375,000 for nine months ended September 30, 1995.

         Pretax income increased by $1,466,000 or 499% to a record $1,736,000 from $290,000 in 1993. This compares to a $1,322,000 increase in 1993 from a pretax loss of $1,032,000 in 1992.

         These increases were achieved through increased sales volume and reductions in selling, general and administrative expenses as a percentage of revenue. Selling, general and administrative expenses as a percentage of revenue continued to drop in 1994, down to 37% from 40% in 1993. This improvement was made through the synergies created with the acquisition of Access and management's ongoing efforts to contain overhead costs.


         Selling, general and administrative expenses as a percentage of revenue dropped to 40% in 1993 compared to 41% for the year ended December 31, 1992. The decrease was achieved despite the addition of 10 new STS buildings and the acquisition of Road and Show which added approximately $200,000 of selling, general and administrative expenses. The improvement was principally due to a decrease in consulting expenses associated with the settlement of certain obligations of STI, settlement of the Javits litigation for less than previously provided. The Javits claim of approximately $5,400,000 was filed against STI by the New York Convention Center Operating Corporation ("CCOC"). In November 1993, the litigation with CCOC was settled and provided for STI to pay $25,000 and issue a $550,000 note payable over five years, with no interest.


         During 1994 STI was successful in controlling interest expense despite the addition of $2,300,000 of new, interest bearing, debt. Interest expense decreased to $522,000 in 1994 from $529,000 in 1993. Interest expense, net of interest income, increased $148,000 in the year ended December 31, 1993 compared to the year ended December 31, 1992 due to approximately $292,000 accrued related to estimated interest and penalty payments to taxing authorities that may arise from late payments.

         Effective January 1, 1993, STI implemented Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes", (SFAS 109). This Statement requires the adoption of an asset and liability approach to accounting for income taxes. STI's income tax provision is substantially less than the amount derived by applying the federal statutory rates to pre-tax income, principally due to the availability of net operating loss carryforwards from prior years. As discussed in the Notes to STI's financial statements, for the year ended December 31, 1994, STI had recorded a tax benefit of $550,000, and reserved the balance of approximately $7,357,000 through a valuation allowance.

         SFAS No. 109, requires that STI record a valuation allowance when it is "more likely than not that some portion or all of the deferred tax asset will not be realized". The ultimate realization of this deferred tax asset depends on the ability to generate sufficient taxable income in the future. While management believes that the total deferred tax asset may be fully realized by future operating results, together with tax planning opportunities, the losses in recent years and the desire to be more conservative makes it appropriate to record a valuation allowance.

         STI restated its 1993 financial statements to reflect the write-off of certain startup costs of approximately $120,000, previously capitalized, related to certain cellular telephone operations..

         In 1992 STI settled certain obligations to its lenders and other creditors. This resulted in an extraordinary gain for the year ended December 31, 1992 of $5,162,000 before restructuring expenses of $1,361,000 and income taxes of $45,000 and an adjustment to the restructuring gain which resulted in an extraordinary loss for the year ended December 31, 1993 of $150,000.


PRO FORMA RESULTS OF OPERATIONS


         The pro forma consolidated statements of operations for the year ended December 31, 1994 result in revenues of $175,200,000, operating profit of $16,200,000 and a net loss of $14,400,000. The pro forma consolidated statements of operations for the nine months ended September 30, 1995 result in revenues of

$136,400,000,  operating profit of $16,100,000 and a net loss of $5,900,000. The losses are due to increases in debt and amortization of the goodwill resulting from the acquisition.


         On December 29, 1995, Shared Technologies Cellular, Inc. ("STC") sold 300,000 shares of Series A Convertible Preferred Stock to 26 purchasers. In the transaction, ICP Investments, Inc., ("ICP") the broker in the transaction, received a warrant to purchase 150,000 shares of common stock of STC at $2.50 per share. Mr. Ajit Hutheesing, a director of STI and STC, is a principal of ICP. The holders of Series A Convertible Preferred Stock vote together with the holders of common stock of STC, with each holder of Series A Convertible Preferred Stock entitled to vote as if such holder held four shares of common stock for each share of Series A Convertible Preferred Stock. As a result of the sale, STI's voting control of STC was decreased from 59.3% to 42.7%. The loss of voting control will result in the deconsolidation of STC for accounting purposes for all periods subsequent to the issuance of the Series A Convertible Preferred Stock.


LIQUIDITY AND CAPITAL RESOURCES

         STI's working capital deficit at September 30, 1995 was $2,124,000 compared to $3,691,00 at December 31, 1994. Stockholders' equity at September 30, 1995 was $23,971,000 compared to $20,881,000 at December 31, 1994.

         Net cash provided by operations decreased to $1,878,000 for the nine months ended September 30, 1995 versus $1,959,000 for the nine months ended September 30, 1994. STI continues to utilize cash from operations to manage its working capital deficit.

         STI continued to invest heavily in equipment at both new and existing locations. $3,099,000 was spent on capital expenditures for the nine months ended September 30, 1995 compared to $2,521,000 for the nine months ended September 30, 1994. STI has also continued to expand through acquisition investing $2,483,000 in 1995 to acquire Office Telephone Management Inc. and Cellular Hotline Inc. During 1994 $3,780,000 was invested to acquire Access Telecommunication Group, L.P. ("Access").

         Cash to finance this growth was provided mainly from financing activities. During the first nine months of 1995 $1,160,000 was raised from sales of new stock, $3,274,000 from an initial public offering of STI's cellular subsidiary, and $2,929,000 from new borrowings. A portion of these proceeds were used to repay $1,751,000 in principal debt and repurchase $375,00 in STC stock. During 1994 $4,785,000 was raised from financing activities, the majority of the proceeds came from sales of stock and new borrowings. These proceeds were used to purchase equipment, finance the purchase of Access and repay existing debt.

         STI plans to continue to manage the working capital deficit and to expand operations throughout 1995. This growth is expected to be financed with cash from operations and new borrowings from existing credit lines.


         During 1994 STI continued to effectively manage a working capital deficit and produce record earnings from operations. Net cash provided by operation reached a record $3,000,000 in 1994 compared to $2,700,000 in 1993 and $571,000 in 1992. This helped reduce the working capital deficit to $3,691,000 at December 31, 1994 compared to $3,874,000 for December 31, 1993.


         STI continued to focus investing activities on growth through acquisition and on upgrading telecommunication equipment at existing locations. Over the past three years Shared Technologies has invested $7,300,000 in equipment purchases to increase line counts and remain competitive. At the same time, the Company invested $4,200,000 to complete two major acquisitions; Access in June 1994 and Road and Show in the fourth quarter of 1993. Both companies have been integrated into STI's operations and have produced favorable results.

         Financing activities were focused primarily on raising capital to provide cash for investing activities. In 1994 STI entered an agreement with a bank to obtain a $1,000,000 term note and a $4,000,000 revolver.

During 1994 STI borrowed $1,300,000 against the revolver to help finance the current year's equipment purchases. In addition STI raised $4,600,000 from sales of common stock to help finance the acquisition of Access. During 1993 and 1992 approximately $7,500,000 was raised from sales of common and preferred stock to help STI fund operations. During the past three years, the Company has made $8,300,000 in repayments of notes payable, long term debt and capital lease obligations.

         Cash requirements for 1995 will include normal ongoing operations, and capital expenditures. STI plans to invest heavily in growth through the addition of several STS buildings and the expansion of the centrex component of the STS division. This growth will be financed through cash from operations and the bank agreement previously mentioned.


PRO FORMA LIQUIDITY AND CAPITAL RESOURCES

         The pro forma consolidated balance sheet as of September 30, 1995 has a working capital deficit of $2,885,000 and stockholders' equity of $47,972,000. It is the opinion of management that the Surviving Corporation will generate sufficient cash flow to sustain its operations for the foreseeable future.


EXPERTS

         The consolidated financial statements of Shared Technologies Inc. for the years ended December 31, 1993 and 1994 included in this Proxy Statement have been audited by Rothstein, Kass & Company, P.C., independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

         The consolidated financial statements of Shared Technologies Inc. for the year ended December 31, 1992 included in this Proxy Statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to said report which includes an explanatory paragraph that describes the litigation discussed in Note 14 to the consolidated financial statements.


         The financial statements of Road and Show South, Ltd. for the period March 15, 1992 to December 31, 1992 and for the eleven months ended November 30, 1993 included in this Proxy Statement have been audited by Rothstein, Kass & Company, P.C., independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

         The financial statements of Road and Show Cellular East, Inc. for the year ended December 31, 1992 and the nine months ended September 30, 1993 have been audited by Rothstein, Kass & Company, P. C., independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

         The financial statements of Access Telecommunications Group, L.P. for the years ended December 31, 1991, 1992 and 1993 included in this Proxy Statement have been audited by Ernst & Young, independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

         The financial statements of Cellular Hotline, Inc. for the years ended December 31, 1993 and 1994, included in this Proxy Statement have been audited by Rothstein, Kass & Company, P.C., independent public accountants, as indicated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.


DESCRIPTION OF SECURITIES

Common Stock

         STI's authorized capital stock includes 20,000,000 shares of Common Stock, $.004 par value. If the Merger and Amendments are approved, upon filing the Certificate of Merger with the Secretary of State of Delaware including therein the Amendments, the authorized Common Stock will increase to 50,000,000 shares. At September 30, 1995, there were 8,504,823 shares of Common Stock outstanding. Upon the Merger an additional 6,000,000 shares will be issued to RHI. The holders of STI Common Stock are entitled to one vote for each share on all matters submitted to a vote of stockholders and are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of legally available funds. The holders of Common Stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of Common Stock are, and the Common Stock to be issued in the Merger will be, when issued, fully paid and non-assessable.

         STI currently has reserved 5,625,824 shares of Common Stock for issuance upon the conversion or exercise of certain outstanding securities. Of the total of 6,845,555 shares of Common Stock reserved, (i) 1,200,000 shares have been reserved for issuance upon exercise of options granted under STI's 1987 Stock Option Plan, (ii) 2,958,120 shares have been reserved for issuance upon exercise of common stock purchase warrants, (iii) 596,664 shares have been reserved for issuance upon conversion of the Series C Preferred Stock, and (iv) 456,842 shares have been reserved for issuance upon conversion of the Series D Preferred Stock.

         In connection with the Merger, STI will be required to reserve an additional 3,921,568 shares of Common Stock (i) for issuance upon the conversion
of  the  Cumulative   Convertible  Preferred  Stock  and  (ii)  to
satisfy its indemnification obligations to FII in the event STI elects to pay in shares of Common Stock. See "Description of Securities - Preferred Stock" and "Certain - Effects of the Merger".

Preferred Stock

         STI currently has authorized 10,000,000 shares of "blank check" preferred stock with $.01 par value per share and has issued and outstanding two different series of preferred stock: (i) 906,930 shares of Series C Preferred Stock, $.01 par value per share and (ii) 456,842 shares of Series D Preferred Stock, $.01 par value per share.

CUMULATIVE CONVERTIBLE PREFERRED STOCK.

         In connection with the Merger, STI will issue $25,000,000 of Cumulative Convertible Preferred Stock (the "Cumulative Convertible Preferred Stock"). Dividends on the Cumulative Convertible Preferred Stock are payable quarterly at the rate of 6% per annum in cash. If for any reason a dividend is not paid in cash when scheduled, the amount of such dividend shall accrue interest at a rate of 12% per annum until paid.

LIQUIDATION PREFERENCE: The Cumulative Convertible Preferred Stock will have a liquidation preference of $25,000,000 in the aggregate plus an additional amount (the "Additional Amount") equal to the total amount of dividends the holder of the Cumulative Convertible Preferred Stock would have received if dividends were paid quarterly in cash at the rate of 10% per annum for the life of the issue minus the total amount of cash dividends actually paid (the "Liquidation Preference").

CONVERSION: Each share of Cumulative Convertible Preferred Stock is convertible at anytime at the option of the holder into such number of Common Shares as is determined by dividing the liquidation preference thereof by the conversion price of $6.3750. The conversion price is subject to adjustment upon occurrence of customary adjustment events including, but not limited to, stock dividends, stock subdivisions and reclassification or combinations.

OPTIONAL  REDEMPTION:   The  Cumulative   Convertible  Preferred  Stock  is  not
redeemable at STI's option during the first three years after issuance, but thereafter, upon 30 days' prior written notice, is redeemable at STI's option at a redemption price of 100% of the Liquidation Preference.

MANDATORY REDEMPTION: On the 12th anniversary date of original issuance of the Cumulative Convertible Preferred Stock, STI shall redeem 100% of the outstanding shares of Cumulative Convertible Preferred Stock for the Liquidation Preference.

RANKING: STI is not permitted to issue preferred stock ranking senior to the Cumulative Convertible Preferred Stock as to rights on liquidation and as to payment of dividends without the approval of the holders of at least two-thirds of the issued and outstanding shares of the Cumulative Convertible Preferred Stock. The Cumulative Convertible Preferred Stock will rank junior to the Series C Preferred Stock of STI and on a parity with each of the Series D preferred stock and the Special Preferred Stock with regard to the right to receive dividends and amounts distributable upon liquidation, dissolution or winding up of STI.

VOTING RIGHTS: RHI will be entitled to appoint two directors in the aggregate to the Board of Directors in addition to other directors to which RHI is entitled (with such additional director(s) to be added in lieu of existing non-RHI directors) in the following circumstances: in the event that STI fails to make four consecutive dividend payments on the Cumulative Convertible Preferred Stock, RHI will be entitled to elect one such additional director, and if eight consecutive such dividend payments fail to be made, RHI will be entitled to elect a second such additional director. The Convertible Preferred Stock has no other voting rights, except as required by law.

CERTAIN RESTRICTIONS: No dividends or distributions on junior or parity equity securities shall be permitted if STI has failed to pay in full all accrued dividends or failed to satisfy its mandatory redemption obligation at maturity with respect to the Cumulative Convertible Preferred Stock. No redemptions or repurchases of junior or parity equity securities (other than the Special Preferred Stock) shall be permitted while the Cumulative Convertible Preferred Stock is in arrears or in default. STI will not be permitted to create or permit to exist any contractual restriction which would restrict in any way its ability to make required payments on the Cumulative Convertible Preferred Stock or the Series C Preferred Stock of STI.

SPECIAL PREFERRED STOCK.

         In connection with the Merger, STI will issue Special Preferred Stock. The Special Preferred Stock will be issued in such denominations as is requested by RHI. There will be no dividends payable on the Special Preferred Stock.

LIQUIDATION PREFERENCE: The Special Preferred Stock will have a liquidation preference of $20,000,000 initially in the aggregate, increasing by $1,000,000 each year after 1996 to a maximum liquidation preference of $30,000,000 in 2007.

OPTIONAL REDEMPTION: The Special Preferred Stock is redeemable at STI's option at any time upon 30 days' prior written notice, at a redemption price of 100% of the liquidation preference.

MANDATORY REDEMPTION: All outstanding Special Preferred Stock will be mandatorily redeemable in its entirety at 100% of liquidation preference upon a Change of Control of STI and, in any event, in 2007. In addition, on March 31 of each year, commencing with March 31, 1997, STI shall mandatorily redeem at a price equal to 100% of the liquidation preference in effect from time to time an amount (the "Required Redemption Amount") of Special Preferred Stock equal to 50% of the amount, if any, by which the consolidated earnings before interest and taxes plus depreciation and amortization ("EBITDA") of STI and its
subsidiaries   exceeds  the  Threshold  Amount  (as  described  below)  for  the immediately preceding year ended on December 31. To the extent the Required Redemption Amount exceeds 50% of the sum (the "Income Limitation") of (i) the consolidated net income of STI and its subsidiaries for the immediately preceding year ended on December 31 (without deducting therefrom any amounts on account of dividends paid or payable on any preferred stock or redemptions of any preferred stock of STI, including the Cumulative Convertible Preferred Stock, Special Preferred Stock and Series C and Series D Classes of preferred stock) plus (ii) amounts attributable to the amortization of goodwill for such immediately preceding year, such excess amount shall be carried forward and be considered a Required Redemption Amount for the next succeeding year and for each year thereafter until paid.

                 The Threshold Amount for each year shall be as follows:


                              Year Ended               Threshold
                             December 31,               Amount* *


                             1996.................... $47,000,000
                             1997....................  53,000,000
                             1998....................  57,500,000
                             1999....................  60,500,000
                             2000....................  63,500,000
                             2001....................  66,500,000
                             2002....................  69,500,000
                             2003....................  72,500,000
                             2004....................  75,500,000
                             2005....................  78,500,000
                             2006....................  81,500,000

* In the event that STI or any subsidiary sells or disposes of any material asset or business, the Threshold Amount for each year thereafter shall be reduced by the amount of EBITDA attributable to such asset or business for the four fiscal quarters immediately preceding such sale or disposition.

RANKING: STI is not permitted to issue preferred stock ranking senior to the Special Preferred Stock as to rights on liquidation and as to payment of dividends without the approval of the holders of at least two-thirds of the issued and outstanding shares of the Special Preferred Stock. The Special Preferred Stock will rank junior to the Series C Preferred Stock of STI and on a parity with the Series D preferred stock and the Convertible Preferred Stock with regard to the right to receive dividends and amounts distributable upon liquidation, dissolution or winding up of STI.

VOTING RIGHTS: STI will be entitled to appoint two directors in the aggregate to the Board of Directors of the Company in addition to other directors to which STI is entitled (with such additional director(s) to be added in lieu of existing non-STI directors) in the following circumstances in the event that STI fails to make four consecutive dividend payments on the Cumulative Convertible Preferred Stock, STI will be entitled to elect one such additional director, and if eight consecutive such dividend payments fail to be made, STI will be entitled to elect a second such additional director. The Special Preferred Stock has no other voting rights, except as required by law.

CERTAIN RESTRICTIONS: No dividends, distributions, redemptions or repurchases on junior or parity equity securities shall be permitted if STI has failed to satisfy its mandatory redemption obligations with respect to the Special Preferred Stock. STI will not be permitted to create or permit to exist any contracted restriction which would restrict in any way STI's payment obligations with respect to the Special Preferred Stock or the Series C Preferred Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information as of September 30, 1995, with respect to STI's Common Stock owned by (1) each director of STI, (2) the executive officer whose total annual salary and bonus exceeded $100,000, (3) all directors and executive officers of STI as a group, and (4) each person who is known by STI to own beneficially more than five percent of STI's Common Stock. Unless otherwise indicated in the footnotes to the table, all stock is owned of record and beneficially by the persons listed in the table.

                                                                       Number                    Percentage
                                                                       of                        of
                                                                       Shares                    Common
                                                                       Beneficially              Stock
Names and Addresses(1)                                                 Owned(2)                  Outstanding

Directors and Executive Officers

Anthony D. Autorino............................................         1,213,169(3)                 13.8%
  Chairman, President and
  Chief Executive Officer
Ronald E. Scott................................................           309,023(4)                  3.6%
  Director, Executive Vice President
  and Chief Operating Officer
Vincent DiVincenzo.............................................            39,363(5)                  *
  Director, Senior Vice President -
  Administration and Finance, Treasurer
  and Chief Financial Officer
James D. Rivette...............................................            35,074(6)                  *
  Director and President, Shared Tenant
  Services Division
William A. DiBella.............................................            51,663(7)                  *
  Director
Herbert L. Oakes, Jr...........................................            27,886(8)                  *
  Director
Edward J. McCormack, Jr........................................           106,377(9)                  1.3%
  Director
Jo McKenzie....................................................             9,575(10)                 *
  Director
Thomas H. Decker...............................................            14,750(11)                 *
  Director
Lewis M. Rambo.................................................            12,800(12)                 *
  Director (Resigned as of October 10, 1995)
Ajit G. Hutheesing.............................................           316,957(13)                 3.6%
  Director
All directors and executive officers as
  a group (13 persons).........................................         2,160,236(14)                23.0%

                                      -73-

Principal Stockholders

Zesiger Capital Group LLC......................................         1,792,325(15)                21.1%
320 Park Avenue
New York, NY  10022

BEA Associates.................................................           845,150(16)                 5.0%
  153 East 53rd Street
  One Citicorp Center
  New York, NY 10022

Access Trust,
  Stuart M. Crow as Trustee....................................           498,867                     5.9%
  2001 Ross Avenue, Suite 3200
  Dallas, TX 75201

Wellington Management Company..................................           418,000                     4.9%
  75 State Street
  Boston, MA  02109

The Kaufmann Fund, Inc.........................................           400,324                     4.7%
  140 E. 45th Street, 43rd Floor
  New York, NY  10017

Wanger Asset Management, L.P...................................           500,000(17)                 5.9%
   227 West Monroe Street, Suite 3000
   Chicago, IL  60606

-------------------------------
 *           Less than 1%

(1) The address of each of STI's directors is c/o Shared Technologies Inc., 100 Great Meadow Road, Suite 104, Wethersfield, Connecticut 06109.
(2) Except as otherwise specifically noted, the number of shares stated as being owned beneficially includes shares believed to be held beneficially by spouses and minor children. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Each stockholder possesses sole voting and investment power with respect to the shares listed opposite such stockholder's name, except as otherwise indicated.
(3) Includes 214,584 shares currently issuable upon exercise of options exercisable as of, or within 60 days, after September 30, 1995. Also includes 98,750 shares owned of record by Mr. Autorino's spouse, as to which Mr. Autorino disclaims beneficial ownership. Also includes 5,827 shares owned by Mr. Autorino through STI's Savings and Retirement Plan. Also includes 11,579 shares of Series D Preferred Stock, which are convertible into 11,579 shares of Common Stock, and 11,500 Common Stock Purchase Warrants, which are convertible into an additional 11,500 shares of Common Stock. Also, includes 17,368 shares of Series D Preferred Stock owned of record by Mr. Autorino's spouse and 17,368 Common Stock Purchase Warrants also owned by her, as to which shares and warrants Mr. Autorino disclaims beneficial ownership.
(4) Includes Common Stock Purchase Warrants which are exercisable for 101,250 shares of Common Stock as of, or within 60 days after September 30, 1995. Includes 140,000 shares of Common Stock which were converted from Series F Preferred Stock, which such shares are subject to post-closing adjustments pursuant to STI's purchase of Access Telecommunication Group, L.P.
(5) Includes 36,667 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995. Also includes 2,244 shares owned by Mr. DiVincenzo through STI's Savings and Retirement Plan.

(6) Includes 30,833 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995. Also includes 1,000 shares owned by Mr. Rivette's spouse, as to which Mr. Rivette disclaims beneficial ownership. Also includes 2,470 shares owned by Mr. Rivette through STI's Savings and Retirement Plan.
(7) Includes 22,913 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995. Also includes 28,750 shares owned of record by Mr. DiBella's spouse, as to which Mr. DiBella disclaims beneficial ownership.
(8) Includes 14,575 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995. Also includes 2,625 shares owned of record by Overseas and Foreign Investors Inc., of which Mr. Oakes is an officer. Also includes 1,687 shares owned of record by L&H International, Inc., of which Mr. Oakes is an officer, director and stockholder and 2,187 shares owned of record by H.L. Oakes & Co., Inc., of which Mr. Oakes is an officer, director and principal. Also included are 6,812 shares owned of record by Overseas & Foreign Managers, Inc., of which Mr. Oakes is an officer.
(9) Includes 9,500 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995. Also includes 66,335 shares owned of record by Mr. McCormack's spouse, as to which Mr. McCormack disclaims beneficial ownership.
(10) Includes 9,575 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995.
(11) Includes 8,750 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995.
(12) Includes 8,000 shares currently issuable upon exercise of options exercisable as of, or within 60 days after, September 30, 1995.
(13) Includes 15,000 shares currently issuable upon exercise of options exercisable as of, or within, 60 days after September 30, 1995. Also includes a Common Stock Purchase Warrant which is convertible into 298,957 shares of Common Stock as of, or within 60 days, after September 30, 1995, which is owned of record by International Capital Partners, Inc., of which Mr. Hutheesing is the Chairman, Chief Executive Officer and a stockholder.
(14) Includes a total of 387,480 shares which officers and directors of STI have the right to acquire under outstanding stock options exercisable as of, or within 60 days after, September 30, 1995. Also includes 29,000 shares of Series D Preferred Stock currently convertible into 29,000 shares of Common Stock and 29,000 Common Stock Purchase
         Warrants, as set forth in footnote 3 above. Also includes 298,957 shares of Common Stock issuable upon conversion of a Common Stock Purchase Warrant, as set forth in footnote 13 above. Also includes 15,494 shares owned by officers and directors through STI's Savings and Retirement Plan.
(15) Includes warrants to purchase 746,325 sharesof Common Stock exercisable as of, or within 60 days after, September 30, 1995.

(16) Includes warrants to purchase 422,575 shares of Common Stock as of, or within 60 days after September 30, 1995.

(17) Wanger Asset Management, L.P. ("WAM") serves as investment advisors to Acorn Investment Trust, Series Designated Acorn Fund ("Acorn"). Includes 375,000 shares beneficially owned by Acorn. Wanger Asset Management Ltd. ("WAM LTD") is the general partner of WAM and Ralph Wanger is the principal stockholder of WAM LTD.

                              INFORMATION ABOUT FII


FORMATION, HISTORICAL OPERATIONS AND RECAPITALIZATION

         FII is a Delaware corporation and is the subsidiary of RHI Holdings, Inc. ("RHI"), which, in turn, is the wholly-owned subsidiary of The Fairchild Corporation ("TFC").

         FII is currently operating through its wholly owned subsidiary VSI Corporation ("VSI") in three business segments: Aerospace Fasteners, Industrial Products and Communications Services.

         The Aerospace Fasteners segment designs, manufactures and markets high performance, specialty fastening systems, primarily for aerospace applications. The Industrial Products segment includes (i) D-M-E Company ("DME") which designs, manufactures and markets tooling and electronic control systems for the plastic injection molding and die casting industries, (ii) Fairchild Data Corporation, a supplier of modems, (iii) Convac GmbH, a subsidiary acquired in June 1994, which is a leading European designer and manufacturer of wet processing tools, equipment and systems required for the manufacture of semiconductor chips and related products and for compact and optical storage disks and flat panel displays, and (iv) Scandinavian Bellyloading Company, acquired in September 1994, which designs and manufactures patented cargo loading systems which are installed in the cargo area of commercial aircraft.

         On November 13, 1995, FII and Cincinnati Milacron, Inc. ("CM") entered into a letter agreement setting forth the basic terms and conditions of a transaction pursuant to which CM will acquire the DME business for approximately $260,000,000.

         Prior to and as a precondition to the Merger which is the subject of this Proxy Statement, FII, VSI and FII's parent RHI Holdings, Inc. ("RHI") will undergo a recapitalization to transfer from FII and VSI to RHI all assets other than those related to the Communications Services business which furnishes communications services and equipment to tenants of commercial office buildings and sells, installs and maintains communications systems for business and government customers. The principal executive offices of FII are located at 300 West Service Road, Chantilly, Virginia 22021-0804.

         As part of the recapitalization, FII and VSI are transferring to FII's immediate parent, RHI, all of their assets and liabilities except for: (i) those expressly related to FII's telecommunications services and systems business;
(ii) FII's outstanding 12 1/4% Senior Secured Notes due 1999 with an aggregate face value of $125,000,000 (the "FII Senior Notes"); and (iii) approximately $55,373,000 of existing bank and other indebtedness. As a pre-condition to the Merger, FII must secure the consent of holders of a majority in interest of the FII Senior Notes to the recapitalization and to amend the indenture pursuant to which the FII Senior Notes were issued to delete all covenants which may be deleted by a majority. The successful completion of each element in the foregoing discussion are conditions to the consummation of the other components of the recapitalization and Merger. On December 22, 1995, FII commenced a tender offer for and consent solicitation with respect to, the FII Senior Notes.

         FII, through Fairchild Communications Services Company ("FCSC") (a partnership of which the partners are all wholly owned subsidiaries of VSI) provides telecommunications equipment and services to tenants of commercial office buildings, under the trade name Telecom 2000(R) Services. As a result of its acquisition of JWP Telecom, Inc. in the second fiscal quarter of fiscal 1995, FII also sells, installs, and maintains telecommunications systems for business and government customers, under the name Telecom 2000 Systems. Fairchild Communications is a distributor for Northern Telecom, NEC, Octel, Centigram and Active Voice, all leading manufacturers of telephone systems, voice mail systems and other equipment. As part of the recapitalization, FCSC will be merged into VSI.

         The Communications Business was founded as a start-up venture in 1985 and has grown rapidly through expansions and acquisitions. Sales have grown from $1,400,000 in Fiscal 1986 to $110,000,000 in

Fiscal 1995. Approximately $80,000,000 of such increase was attributable to acquisitions, primarily the acquisition of the telecommunications assets of Amerisystems and JWP Telecom. The JWP Telecom acquisition contributed sales of approximately $31,000,000 in Fiscal 1995.

COMMUNICATIONS SERVICES BUSINESS

         FII negotiates long-term telecommunications franchises with owners and developers of office buildings. Under these arrangements, FII installs switching equipment, cable and telephone equipment, and subsequently contracts directly with individual tenants in the buildings to provide multi-year, single-point-of-contact telecommunications services.

         Telecom 2000 Services include access to services provided by regulated communications companies including local, long distance, international and "800" telephone services. Fairchild Communications also provides telephone switching equipment and telephones as well as voice mail, telephone calling cards, local area networks and voice and data cable installation and customized billing services that assist customers in controlling their telecommunications expense. FII typically provides its services at rates equal to or below those which customers could otherwise obtain, in part due to discounts it can obtain as a high volume purchaser of telephone services.

         SYSTEMS: FII's Telecom 2000 Systems business sells telecommunications equipment directly to end-users and installs, services and maintains the equipment after the sale. Systems installations include PBX and key telephone systems, voice mail and automated call distribution systems and entire call centers. FII's systems business employs a staff of field and design engineers capable of assisting customers in planning and implementation of all of their telecommunications plant needs. Customer service options range from basic business hour response to 24 hours a day, 365 days per year maintenance contracts. FII will also contract with customers to staff their facilities with dedicated service personnel under long term contracts.


         CUSTOMERS: Telecom 2000 Services' and Systems' customers consist of small to medium size businesses as well as larger organizations and governmental agencies. As of June 30, 1995, FII had offices in 15 cities serving over 10,000 customers. Contract terms with Telecom 2000 Services customers typically have a term of three to five years with provision for automatic renewal. Contracts with Telecom 2000 Systems customers for maintenance services typically have a term of one year with provision for automatic renewal.


FII SENIOR NOTES

         The FII Senior Notes, aggregate $125,000,000 in face amount bear annual interest of 12 1/4% payable semiannually in arrears, are payable in full on July 31, 1999, are secured by a pledge of the stock of VSI, FII's wholly owned subsidiary, and stock of FII and may be redeemed at any time after July 31, 1997, provided, however if redeemed during the period August 1, 1997 through July 31, 1998 redemption must be made at 102% of the face amount. In accordance with the Merger Agreement and the terms of the Indenture pursuant to which the FII Senior Notes were issued, FII will make a tender offer to purchase the FII Senior Notes, which sale would be consummated by the Surviving Corporation following the merger. As a condition to the tender offer FII must obtain the consent of holders of 51% of the FII Senior Notes to amend the terms of the FII Senior Notes to remove all covenants in the Indenture which may be removed with the consent of a majority of such holders and to release all collateral held as security. Such consent is a condition to the consummation to the Merger. If the merger is consummated, the Surviving Corporation will purchase any tendered FII Senior Notes and will remain liable to pay the remainder in accordance with their remaining terms.

LEGAL MATTERS

GOVERNMENT CLAIMS: The Corporate Administrative Contracting Officer (the "ACO"), based upon the advice of the United States Defense Contract Audit Agency, has made a determination that FII did not comply with

Federal Acquisition  Regulations and Cost Accounting Standards in accounting for
(i) the 1985 reversion to FII of certain assets of terminated defined benefit pension plans, and (ii) pension costs upon the closing of segments of FII's business. The ACO has directed FII to prepare a cost impact proposal relating to such plan terminations and segment closings and, following receipt of such cost impact proposal, may seek adjustments to contract prices. The ACO alleges that substantial amounts will be due if such adjustments are made. FII believes it has properly accounted for the asset reversions in accordance with applicable accounting standards. FII has had discussions with the government to attempt to resolve these pension accounting issues.

ENVIRONMENTAL MATTERS: FII and other aerospace fastener and industrial product manufacturers are subject to stringent Federal, state and local environmental laws and regulations concerning, among other things, the discharge of hazardous materials into the environment and generation, handling, storage, transportation and disposal of waste and hazardous materials. To date, such laws and regulations have not had a material effect on the financial conditions of FII, although FII has expended, and can be expected to expend in the future, significant amounts for investigation of environmental conditions, installation of environmental control facilities, remediation of environmental conditions and other similar matters, particularly in the Aerospace Fasteners segment.

         In connection with its plans to dispose of certain real estate, FII must investigate environmental conditions and may be required to take certain corrective action prior or pursuant to any such disposition. In addition, management has identified several areas of potential contamination at or from other facilities owned, or previously owned, by FII, that may require FII either to take corrective action or to contribute to a clean-up. FII is also a defendant in certain lawsuits and proceedings seeking to require FII to pay for investigation or remediation of environmental matters and has been alleged to be a potentially responsible party at various "Superfund" sites. Management of FII believes that it has recorded adequate reserves in its financial statements to complete such investigation and take any necessary corrective actions or make any necessary contributions. None of the amounts estimated for FII's environmental liabilities are related to the Communications Services segment. No amounts have been recorded as due from third parties, including insurers, or set off against, any liability of FII, unless such parties are contractually obligated to contribute and are not disputing such liability.

         As of June 30, 1995, the consolidated total recorded liabilities of FII for environmental matters referred to above totaled $8,601,000. As of June 30, 1995, the estimated probable exposures for these matters was $8,580,000. FII has reported that it is reasonably possible FII's total exposure for these matters could be approximately $15,778,000. Based on a review of engineering studies conducted for FII of claims for known contamination, STI estimates that it is reasonably possible that the costs resulting from such claims could range from $8,000,000 to $30,000,000, although further investigation could result in either a lower or higher estimated cost level. There may be off-sets from third-party claims or insurance recoveries which would reduce potential liability. STI's estimates did not include any claims for unknown liabilities for properties not yet surveyed for environmental contamination which could have occurred as long ago as thirty years.

OTHER MATTERS: FII is involved in various other claims and lawsuits incidental to its business, some of which involve substantial amounts. FII, either on its own or through its insurance carriers, is contesting these matters.


SELECTED FINANCIAL DATA

         The selected financial data for the fiscal years 1995, 1994, 1993, 1992 and 1991 were derived from FII's consolidated financial statements which were audited by Arthur Andersen LLP, independent auditors. The independent auditors' report related to fiscal years 1995, 1994 and 1993 is included elsewhere in this Proxy statement. The selected financial data for the three months ended October 1, 1995 and October 2, 1994 were derived from financial statements prepared by FII without audit. The financial statements include all adjustments which, in the opinion of FII Management, are required for a fair presentation of such financial statements.

         The selected financial data should be read in conjunction with "The Recapitalization," "Management's Discussion and Analysis of Financial Condition and Results of Operations," the audited financial statements and related notes thereto, and the unaudited pro forma financial statements and related notes thereto included elsewhere in this Proxy Statement.


                                              Fiscal Year Ended June 30                              Three Months Ended
                                             ---------------------------                            -------------------
                                                                                                   October 2,   October 1,
                             1991         1992          1993         1994         1995                1994         1995
                             ----         ----          ----         ----         ----                ----         ----
                                                          (dollars in thousands except per share amount)

Income Statement Data:
Sales                       $ 48,405     $ 58,662     $ 68,639     $ 74,897     $109,741           $ 20,124     $ 33,138
Operating Income               9,489       12,539       14,420       16,082       18,253              4,350        4,741
Interest expense              19,621       16,049       20,033       19,538       21,280              5,430        5,490
Loss from
   continuing operations     (10,132)      (3,510)      (5,613)      (3,456)      (3,027)            (1,080)        (749)
Net earnings (loss)           17,890       14,255      (12,257)     (33,987)     (12,359)               307          394
Preferred stock dividends      4,302        3,724        3,873        3,902        3,902                975          975
Net earnings (loss) after
   preferred stock dividends  13,588       10,531      (16,130)     (37,889)     (16,261)              (668)        (581)

                                                                                                       October 1, 1995

Balance Sheet Data
Working capital             $ 41,204     $ 67,334     $ 32,279     $ 23,373     $ 57,342                   $ 54,824
Total assets                 418,047      432,841      368,084      331,318      351,309                    352,326
Total long-term debt and
   capital lease obligations 192,858      189,577      186,377      183,259      181,309                    181,015
Series A redeemable
   preferred stock            50,848       44,238       19,112       19,112       19,112                     19,112
Series C cumulative
   preferred stock             -            -           24,015       24,015       24,015                     24,015
Total stockholders' equity   164,557      187,985      126,855       93,175      102,347                    104,128
-------------------------



                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS


GENERAL


         The communications division of FII was formed in 1985 as a provider of telecommunication services to commercial occupants of multitenant office buildings. Since then, FII has focused on a strategy of growth both internally and through acquisitions. From July 1986 to July 1994, FII completed 17 acquisitions in the telecommunications services business, which added approximately $48,000,000 of annual revenues. The largest acquisition during this period was the Amerisystems Partnership in September 1990. Amerisystems added approximately $23,000,000 of annual revenue to FII and enabled FII to enter ten additional metropolitan markets, including Chicago and Houston.


         In December 1992, FII acquired the assets of Office Networks, Inc., which added approximately $6,700,000 of annual revenue and enabled FII to enter the Indianapolis market. Shortly thereafter, FII completed two additional acquisitions in Indianapolis, making this metropolitan market one of FII's most profitable.

         In November 1994, FII entered the systems business by acquiring the assets of JWP Telecom, Inc. ("JWP Telecom"). The addition of telecommunications equipment will allow FII to achieve cost savings as FII's systems and services businesses continue to consolidate. FII feels that cross-marketing opportunities are particularly attractive in those metropolitan markets in which FII presently has an infrastructure in place for its systems business but currently does not provide services. These existing infrastructures provide FII a means of entering such systems markets with little or no incremental expense.


         Operating income as a percentage of revenues for FII's systems businesses is approximately 5% compared to over 20% for the services businesses. This lower percentage was anticipated by management prior to the JWP Telecom acquisition and was reflected in the purchase price. As FII is able to realize cost savings through consolidation of its services and systems business, management believes operating income as a percentage of revenues from the systems business will improve, but will never equal the percentage attained in the services business.


RESULTS OF OPERATIONS

         Set  forth  below  are  various   components  of  FII's  statements  of
operations for each of the First Quarters of fiscal years ended September 30, 1995 ("Q1, 1996"), and September 30, 1994 ("Q1, 1995").

                                                         Q1, 1996                  Q1, 1995
Sales                                                      100%                      100%
Cost of sales                                               76%                       71%
Gross Profit                                                24%                       29%
General & Administrative Expense                             9%                        7%
Goodwill Amortization                                        1%                        1%
Operating income                                            14%                       21%


         Set forth below are various components of FII's statements of operations for each of the fiscal years ended June 30, 1993 ("Fiscal 1993"), June 30, 1994 ("Fiscal 1994") and June 30, 1995 ("Fiscal 1995"), expressed as a percentage of sales.


                                                                                     1993     1994     1995
                                                                                     ----     ----     ----

Sales...........................................................................     100%     100%     100%
Cost of Sales...................................................................      71%      71%      74%
                                                                                     ----     ----     ----

Gross Profit....................................................................      29%      29%      26%
General and administrative expense..............................................       7%       7%       8%
Goodwill amortization...........................................................       1%       1%       1%

Operating Income................................................................      21%      21%      17%
                                                                                      ===      ===      ===

Q1, 1996 V. Q1, 1995:


         Revenues: Total revenues in Q1, 1996 increased 64.7% to $33,100,000 from $20,100,000 in Q1, 1995. This increase was mainly the result of an additional $13,000,000 in system revenues from the acquisition of JWP. Revenue remained stable from sales to tenants in newly-franchised office buildings, and sales to tenants in existing office buildings under franchise.


         Gross Profit: Gross profit in Q1, 1996 increased 39.2% to $8,100,000 from $5,800,000 in Q1, 1995. This increase was primarily due to increased revenues and economies of scale from increased volume resulting in part from the JWP acquisition. Gross profit as a percent of sales decreased 5% primarily due to the lower margins associated with the systems business acquired from JWP. This decline was anticipated by management at the time of acquisition.


         General and Administrative Expenses: General and Administrative expenses in Q1, 1996 increased 141.4% to $3,200,000 from $1,300,000 in Q1, 1995.
Approximately $1,400,000 of the increase was due to the acquisition of JWP. The remainder was due to wage, salary and other increases of $400,000 and increased amortization of intangible assets other than goodwill of $100,000.


         Interest Expense, Net: Interest expense in Q1, 1996 was approximately equivalent to interest expense in Q1, 1995. There were no significant changes in rates or borrowing between the two periods that are being compared.

         Depreciation and Amortization: Depreciation and amortization in Q1, 1996 increased 18.0% to $2,700,000 from $2,300,000n in Q1, 1995. The increase is due to the additional depreciation and amortization of approximately $300,000 from the JWP acquisition. In addition, depreciation increased another $100,000 because of significant capital investment in switching equipment installed in office buildings in the services business.

FISCAL 1995 V. FISCAL 1994:


         Revenues: Total revenues in Fiscal 1995 increased 46.5% to $109,700,000 from $74,900,000 in Fiscal 1994. The JWP acquisition represented the primary increase by contributing $31,000,000 in additional revenue for Fiscal Year 1995. The remaining increase was a result of an additional $1,700,000 in sales to tenants in newly-franchised office buildings, an increase of

$1,600,000 in sales to tenants in existing office buildings already under franchise and other revenue increases of $500,000 due to acquisitions.


         Gross Profit: Gross profit in Fiscal 1995 increased 28.5% to $28,100,000 from $21,900,000 in Fiscal 1994. This increase was primarily due to increased revenues above and economies of scale from increased volume resulting in part from the JWP Telecom acquisition. Gross profit as a percent of sales decreased 4% primarily due to the lower margins associated with the systems business acquired from JWP Telecom.


         General and Administrative Expenses: General and administrative expenses in Fiscal 1995 increased 77% to $9,200,000 from $5,200,000 in Fiscal 1994. Approximately $3,600,000 of the increase was due to the acquisition of JWP and the remainder was due to approximately $100,000 in wage, salary and other increases and increased amortization of intangible assets other than goodwill of $300,000.


         Interest Expense, Net: Interest expense in Fiscal 1995 increased 9.2% to $21,300,000 from $19,500,000 in Fiscal 1994. This increase was due primarily to higher intercompany interest expense and higher interest rates during the fiscal 1995 period.

         Depreciation and Amortization: Depreciation and amortization in Fiscal 1995 increased 15.5% to $10,300,000 from $8,900,000 in Fiscal 1994. This increase reflects increased depreciation and amortization of $700,000 associated with the JWP acquisition. In addition, depreciation increased by $700,000 because of significant capital investment in switching equipment installed in office buildings in the services business.

FISCAL 1994 V. FISCAL 1993:

         Revenues: Total revenues in Fiscal 1994 increased 9.1% to $74,900,000 from $68,600,000 in Fiscal 1993. This increase was due primarily to increased sales of $1,300,000 to customers in new buildings, $4,900,000 in additional sales in existing office buildings under franchise and other increases of $100,000 due to acquisitions.


         Gross Profit: Gross profit in Fiscal 1994 increased 11.7% to $21,900,000 from $19,600,000 in Fiscal 1993. The increase is due primarily to increased sales to customers in new and existing office buildings and economies of scale from increased volume.

         General and Administrative Expenses: General and administrative expenses in Fiscal 1994 increased 10.6% to $5,200,000 from $4,700,000 in Fiscal 1993. The increase was due primarily to $300,000 in additional wage and salary increases and increased amortization of intangible assets other than goodwill of $200,000 acquired in the last half of Fiscal 1992.

         Interest Expense, Net: Interest expense in fiscal 1994 decreased 16.3% to $19,500,000 from $20,000,000 in Fiscal 1993. The decrease was due primarily to lower rates on intercompany borrowings in fiscal 1994 compared to Fiscal 1993.


         Depreciation and Amortization: Depreciation and amortization in Fiscal 1994 increased 12.7% to $8,900,000 from $7,900,000 in Fiscal 1993. The increase was due to an acquisition made in the first half of Fiscal 1993 which contributed $300,000 in depreciation and amortization and because of significant capital investment in switching equipment installed in office buildings in the services business which resulted in an additional $700,000 in depreciation.

LIQUIDITY AND CAPITAL RESOURCES:

         Historically, the communications division of the Company has experienced rapid growth which has required substantial investment in capital expenditures and intangible assets from acquisitions. Cash requirements needed to fund these expenditures and assets has come from operating cash flow and contributions from the Company's parent corporation.

         Although the communications division of the Company has grown rapidly, cash requirements for working capital have been minimal. This is due primarily to the ability of the Company to negotiate favorable payment terms with its vendors. In addition, the Company maintains strict collections procedures to minimize working capital needs in accounts receivable.


         Net cash used by investing activities was $4,100,000 and $3,900,000 in Q1, 1996 and Q1, 1995 respectively. Cash used in acquisition was $600,000 in Q1, 1995 primarily for the purchase of assets from the Eaton and Lauth Telecom operations. Cash used primarily for purchasing telecommunication assets for office buildings was $2,200,000 and $1,800,000 in Q1, 1996 and Q1, 1995
respectively. Cash used in operations transferred to RHI was $1,900,000 and $1,500,000 in Q1, 1996 and Q1, 1995 respectively.

         Net cash provided by financing activities was $6,600,000 and $2,300,000 in Q1, 1996 and Q1, 1995 respectively. Proceeds from issuance of preferred stock in Q1, 1996 was $2,400,000 and in Q1, 1995 was $11,400,000. Cash used in financing activities for payment of dividends in Q1, 1996 was $1,000,000, and in Q1, 1995 was $1,000,000. Cash provided by operations transferred to RHI in Q1, 1996 was $5,200,000. Cash used in operations transferred to RHI in Q1, 1995 was $8,000,000. Capital lease repayments were $200,000 and $400,000 in Q1, 1996 and Q1, 1995 respectively.


         Net cash provided by operating activities was $17,748,000, $10,655,000, and $17,337,000 in Fiscal 1995, Fiscal 1994, and Fiscal 1993, respectively. The increase in cash provided by operations was primarily from increased depreciation and amortization ($1,400,000), and from changes in operations to be transferred to RHI ($7,900,000). Primarily because of the JWP Telecom acquisition, billed and unbilled receivables increased by $10,100,000 and inventory increased by $1,000,000 in Fiscal 1995, but was significantly offset by an $8,300,000 increase in accounts payable and accrued liabilities.


         Net cash used in investing activities was $27,600,000, $14,900,000, and $19,600,000 in Fiscal 1995, Fiscal 1994 and Fiscal 1993, respectively. Cash used in acquisitions was $11,600,000 in fiscal 1995 primarily for the JWP Telecom acquisition and $7,300,000 in Fiscal 1993 primarily for the Office Networks, Inc. acquisition. Cash used primarily for purchasing telecommunication assets for office buildings was $10,300,000, $7,800,000, and $5,800,000 in Fiscal 1995,
Fiscal 1994, and Fiscal 1993, respectively. Cash used in operations transferred to RHI was $5,800,000, $7,100,000 and $6,500,000 in Fiscal 1995, Fiscal 1994,
and Fiscal 1993, respectively.


         Net cash provided by financing activities was $11,258,000, $4,258,000 and $2,274,000 in Fiscal 1995, Fiscal 1994, and Fiscal 1993, respectively. Proceeds from issuances of preferred stock was $24,400,000, $4,000,000, and $29,000,000 in Fiscal 1995, Fiscal 1994, and Fiscal 1993, respectively. The purchase/exchange of preferred stock in Fiscal 1993 used $25,100,000 of cash provided by financing activities. Cash used in financing activities for payment of dividends was $3,900,000, $3,900,000 and $53,800,000 in Fiscal 1995, Fiscal
1994 and Fiscal 1993, respectively. Capital Lease repayments were $2,000,000, $3,100,000 and $3,200,000 for fiscal 1995, Fiscal 1994 and Fiscal 1993, respectively. Cash used in operations transferred to RHI was $8,800,000 in Fiscal 1995.

Cash provided by operations transferred to RHI was $6,100,000, and $59,100,000 in Fiscal 1994 and Fiscal 1993, respectively.


EXPERTS

         The consolidated financial statements of Fairchild Industries, Inc. included in this Proxy Statement to the extent and for the periods indicated in their reports have been audited by Arthur Andersen LLP, independent public accountants, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

have been executed. These charges were either incurred during the year shown or shortly after each year end. Other than a reduction in the Company's existing cost structure and manufacturing capacity, none of the restructuring charges resulted in future increases in earnings or represented an accrual of future costs. The costs included in restructuring were predominately non-recurring in nature and to a large degree non-cash charges.

(In thousands)

SIGNIFICANT COMPONENTS                                                        1993                   1994
----------------------                                                       ------                 ------
Write off of goodwill related to discontinued
     products lines                                                           $  --                $ 6,959
Write down of inventory to net realizable value
     related to discontinued product lines (a)                                   540                 2,634
Write down of fixed assets related to
     discontinued product lines                                                3,465                 3,000
Severance benefits for terminated employees
     (substantially all paid within twelve months)                             4,213                   471
Plant closings facility costs (b)                                              3,164                   851
Relocation of business from closed plant in
     New Jersey to California (c)                                              1,884                 1,795
Contract termination claims                                                       --                   128
Lease penalty for closed plant                                                   388                    --
Other (d)                                                                      1,815                 3,022
                                                                              ------                ------
                                                                             $15,469               $18,860

(a) Write down was required because product line was discontinued, otherwise inventory would have been sold at prices in excess of book value.

(b)  Includes  lease   settlements,   write  offs  of  leasehold   improvements,
maintenance, restorations and clean up costs.

(c) Principally consists of costs to move equipment, inventory, tooling and personnel.

(d) Includes  costs  associated  with a  requalification  of product  lines by a
customer,   nonrecurring   costs  of   cellularization   and   reengineering  of
manufacturing processes and methods.

11.      UNUSUAL ITEMS
         -------------

         On January 17, 1994, the Company's Chatsworth, California Aerospace Fasteners manufacturing facility suffered extensive damage from the Southern California earthquake. As a result, the Company relocated the Chatsworth manufacturing operations to its other Southern California facilities. This disruption caused increased costs and reduced revenues in Fiscal 1994, and negatively affected Fiscal 1995 as well. While the Company carries insurance for both business interruption and property damage caused by earthquakes, the policy has a 5% deductible. The Company recorded an unusual pretax loss of $4,000,000 in Fiscal 1994 in the Aerospace Fasteners segment to cover the estimated net cost of the damages and related business interruption caused by the earthquake. In addition, the Company recorded a write down of $2,000,000 in Fiscal 1994 relating to the damaged real estate which is included in net assets held for sale.

12.      RELATED PARTY TRANSACTIONS
         --------------------------

         The Company's corporate staff performs work for each of the three corporate entities. Corporate administrative expense incurred by the Company is invoiced to RHI and to TFC on a monthly basis and represents the estimated cost of services performed on behalf of such companies by the Company. The estimated cost is based primarily on estimated hours spent by corporate employees on functions related to RHI and to TFC. In addition, TFC bills the Company for services performed by TFC on behalf of the Company.

         The Company has entered into a tax sharing agreement with its parent whereby the Company is included in the consolidated federal income tax return of the parent. The Company makes payments to the parent based on the amounts of federal income taxes, if any, it would have paid had it filed a separate federal income tax return.

         The Aerospace Fasteners segment had sales to Banner Aerospace, Inc. a 47.2% affiliate of RHI, of $8,750,000, $5,680,000 and $5,494,000 for the years ended June 30, 1993, 1994 and 1995, respectively.

13.      COMMITMENTS AND CONTINGENCIES
         -----------------------------

         Leases
         ------

         The Company leases certain of its facilities and equipment under capital and operating leases. The following is an analysis of the assets under capital leases included in property, plant and equipment:

         (In thousands)
                                                                     June 30,
         Description                                                   1995
         -----------                                                   ------
         Buildings and improvements                                   $   422
         Machinery and equipment                                       12,688
         Furniture and fixtures                                           297
         Less:  Accumulated depreciation                              (7,167)
                                                                       ------
                                                                      $ 6,240
                                                                       ======

Future minimum lease payments:
                                                             Operating                    Capital
         (In thousands)                                       Leases                      Leases
                                                              ------                      ------
         1996                                                   $ 8,131                   $ 1,109
         1997                                                     7,302                       244
         1998                                                     7,278                         8
         1999                                                     6,771                       --
         2000                                                     7,253                       --
                                                                 ------                    ------
                                                                $36,735                     1,361
                                                                                           ======
         Less:  Amount representing interest                                                (108)
                                                                                           ------
         Present value of capital lease obligations             $ 1,253
                                                                                           ======

         Rental expense under all leases amounted to $9,575,000, $7,193,000 and $10,811,000 for the years ended June 30, 1993, 1994 and 1995, respectively.

         In connection with the sale of Metro Credit Corporation, the Company remained contingently liable as a guarantor of the payment and performance of obligations of third party lessees under aircraft leases, which call for aggregate annual base lease payments of approximately $3,094,000 in 1996, and approximately $7,942,000 over the remaining 4-year guaranty period. In each case, the Company has been indemnified by the purchasers and lessors from any losses related to such guaranties.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                               Page
Unaudited Financial Statements

         Consolidated Balance Sheets as of December 31, 1994 and
              September 30, 1995 (unaudited).................................................     F-2

         Consolidated Statements of Operations for the Nine Month
              Periods ended September 30, 1994 and 1995 (unaudited)..........................     F-4

         Consolidated Statements of Operations for the Three Month
              Periods ended September 30, 1994 and 1995 (unaudited)..........................     F-5

         Consolidated Statements of Cash Flows for the Nine Month
              Period ended September 30, 1994 and 1995 (unaudited)...........................     F-6

         Consolidated Statement of Stockholder Equity for the
              Period ended September 30, 1995 (unaudited)....................................     F-8

         Notes to Consolidated Financial Statements
              September 30, 1995 (unaudited).................................................    F-11

Audited Financial Statements

         Report of Rothstein, Kass & Company, P.C., Independent Auditors.....................    F-14

         Report of Arthur Andersen LLP, Independent Public Accountants.......................    F-15

         Consolidated Balance Sheets as of December 31, 1993 and 1994........................    F-16

         Consolidated Statements of Operations for the Years Ended
              December 31, 1992, 1993 and 1994...............................................    F-17

         Consolidated Statements of Stockholders' Equity for the
              Years Ended December 31, 1992, 1993 and 1994...................................    F-18

         Consolidated Statements of Cash Flows for the Years Ended
              December 31, 1992, 1993 and 1994...............................................    F-20

         Notes to Consolidated Financial Statements for the Years Ended
              December 31, 1992, 1993 and 1994...............................................    F-22


Historical Financial Statements of Significant Entities Acquired

Access Telecommunication Group, L.P.

Audited Financial Statements

         Report of Ernst & Young, Independent Auditors ..............................................F -

         Balance Sheets as of December 31, 1992 and 1991.............................................F -

         Statement of Operations for the Years
           Ended December 31, 1992 and 1991..........................................................F -

         Statements of Partners' (Deficit) Equity....................................................F -

         Statement of Cash Flows for Years Ended
           December 31, 1992 and 1991................................................................F -

         Notes to Financial Statements for the
           Years Ended December 31, 1992 and 1991....................................................F -

         Report of Ernst & Young, Independent Auditor................................................F -

         Balance Sheets as of December 31, 1993 and 1992.............................................F -

         Statements of Operations for Years Ended
           December 31, 1993 and 1992................................................................F -

         Statements of Partners' Equity (Deficit.....................................................F -

         Statements of Cash Flows for Years Ended
           December 31, 1993 and 1992................................................................F -

         Notes to Financial Statements...............................................................F -

Road and Show South, Ltd.

         Report of Rothstein, Kass & Company, P.C.,
           Independent Auditors......................................................................F -

         Audited Combined Balance Sheet of Road and Show
           South, Ltd. and Affiliates as of November 30, 1993........................................F -




         Audited Combined Statements of Operations of
           Road and Show South, Ltd. and Affiliates for the
           period from inception (March 15, 1992) through
           December 31, 1992 and the eleven months ended
           November 30, 1993.........................................................................F -

         Audited Combined Statements of Partners' Capital of
           Road and Show South, Ltd. and Affiliates for the
           period from inception (March 15, 1992) through
           December 31, 1992 and the eleven months ended
           November 30, 1993.........................................................................F -

         Audited Combined Statements of Cash Flows of
           Road and Show South, Ltd. and Affiliates for the
           period from inception (March 15, 1992) through
           December 31, 1992 and the eleven months ended
           November 30, 1993.........................................................................F -

         Notes to Combined Financial Statements......................................................F -

Road and Show Cellular East, Inc.

         Report of Rothstein, Kass & Company, P.C, Independent Auditors..............................F -

         Audited Statement of Net Assets acquired from
           Road and Show Cellular East, Inc. for the year
           ended December 31, 1992 and the nine months
           ended September 30, 1993..................................................................F -

         Notes to Financial Statements...............................................................F -

Cellular Hotline, Inc.

         Report of Rothstein, Kass & Company, P.C., Independent Auditors.............................F -

         Audited Balance Sheet of Cellular Hotline, Inc.
           as of December 31, 1994 and 1993..........................................................F -

         Audited Statements of Operations as of December 31, 1994 and 1993...........................F -

         Audited Stockholders' Deficit and Cash Flows
           for the periods ended April 30, 1995 and April 30, 1994...................................F -

         Notes to Financial Statements...............................................................F -


PTC Cellular, Inc.

         Unaudited  Balance  Sheets for the years  ended  December  31, 1994 and
           1993......................................................................................F -

         Unaudited Statements of Operation for the years ended December 31, 1994 and 1993 and for the period ended  December 31, 1992 from  inception, including the notes thereto...............................................................F -

         Unaudited  Statements of Changes in Stockholders'  (Deficit) Equity for
           the years ended  December  31, 1994 and 1993 and for the period ended
           December 31, 1992 from inception, including the notes thereto.............................F -

         Unaudited Statements of Cash Flow for the years ended December 31, 1994 and 1993 and the  period  ended  December  31,  1992 from  inception, including the notes thereto...............................................................F -

         Unaudited  Balance Sheets for the nine months ended  September 30, 1995 and 1994..................................................................................F -

         Unaudited  Statements of Operation for the nine months ended  September
           30, 1995 and 1994, including the notes thereto............................................F -

         Unaudited  Statements of Changes in Stockholders'  (Deficit) Equity for
           the nine months  ended  September  30, 1995 and 1994,  including  the notes thereto.............................................................................F -

         Unaudited  Statements of Cash Flow for the nine months ended  September
           30, 1995 and 1994, including the notes thereto............................................F -




Shared Technologies Inc.
Consolidated Balance Sheets
December 31, 1994 and September 30, 1995
(Unaudited)
(In Thousands)

                                                                  December 31,              September 30,
                                                                       1994                      1995
                                                                       ----                      ----
CURRENT ASSETS:

Cash                                                                        $172                    $1,410

Accounts receivable, less allowance
for doubtful accounts of $ 584
in 1995 and $914 in 1994                                                   8,533                    11,588
Other current assets                                                         727                     1,345
Deferred income taxes                                                        550                       550
                                                                       ---------                ----------
             Total current assets                                          9,982                    14,893
                                                                       ---------                ----------

Equipment, at cost:
     Telecommunications equipment                                         26,223                    29,500
     Office and data processing
     equipment                                                             4,995                     6,132
                                                                       ---------                ----------
                                                                          31,218                    35,632
  Less - Accumulated depreciation                                         15,473                    18,063
                                                                       ---------                ----------
                                                                          15,745                    17,569
                                                                       ---------                ----------

Other Assets                                                              12,198                    14,617
                                                                       ---------                ----------

                        Total Assets                                     $37,925                   $47,079
                                                                       =========                ==========

The  accompanying  notes are an integral  part of these  consolidated  financial statements.

Shared Technologies Inc.
Consolidated Balance Sheets
December 31, 1994 and September 30, 1995
(Unaudited)
(In Thousands)

                                                                                  December 31,         September 30,
                                                                                      1994                  1995
                                                                                      ----                  ----
CURRENT LIABILITIES:
 Notes payable and current portion of
  long-term debt and capital lease
  obligations                                                                           $1,840                $2,438
  Accounts payable                                                                       8,191                10,664
  Accrued expenses                                                                       2,382                 2,666
  Advance billings                                                                       1,260                 1,248
                                                                                      --------              --------
 Total current liabilities                                                              13,673                17,016
                                                                                      --------              --------

Long-Term Debt and Capital Lease Obligations less current portion                        2,886                 4,012
                                                                                      --------              --------

Minority Interest in Net Assets of Subsidiaries                                            102                 1,663
                                                                                      --------              --------

Redeemable Put Warrant                                                                     383                   416
                                                                                      --------              --------

STOCKHOLDERS' EQUITY:
 Preferred Stock, $.01 par value:

 Series C, authorized 1500 shares,
 outstanding 907 shares in 1994 and 1995                                                     9                     9

 Series D, authorized 1000 shares,
 outstanding 457 shares in 1994 and 1995                                                     5                     5

 Series E, authorized 400
 shares, outstanding no shares in
 1994 and 400 shares in 1995                                                                 4

 Series F, authorized 700
 shares, outstanding 700 shares in
 1994 and no shares in 1995                                                                 7

 Common Stock; $.004 par value, 20,000 shares authorized; 6,628 and 8,476 shares outstanding in 1994 and 1995
 respectively                                                                               27                    34
 Additional paid-in capital                                                             41,488                44,647
 Accumulated deficit                                                                  (22,465)              (20,723)
 Obligations to issue common stock                                                       1,806
                                                                                     ---------
         Total stockholders' equity                                                     20,881                23,972
                                                                                     ---------              --------

Total liabilities and stockholders' equity                                             $37,925               $47,079
                                                                                     =========              ========


The  accompanying  notes are an integral  part of these  consolidated  financial statements.

Shared Technologies Inc.
Consolidated Statements of Operations
For the Nine Months Ended
September 30, 1994 and 1995
(unaudited)
(in Thousands Except for Per Share Data)

                                                                               September 30,        September 30,
                                                                                  1994                    1995
                                                                                  ----                    ----
Revenue:
  Shared tenant services                                                         $20,450                 $25,248
  Facility management services                                                     3,444                   9,266
  Cellular services                                                                7,620                   9,160
                                                                                  ------                  ------

     Total Revenue                                                                31,514                  43,674
                                                                                 -------                  ------

Cost of Revenue:
  Shared tenant services                                                          11,224                  13,934
  Facility management services                                                     2,796                   7,164
  Cellular services                                                                3,970                   5,530
                                                                                 -------                 ------

     Total Cost of Revenue                                                        17,990                  26,628
                                                                                  ------                  ------

Gross Margin                                                                      13,524                  17,046

Selling, General & Administrative Expenses:
              Field                                                                8,701                  12,659
              Corporate                                                            3,059                   3,457
                                                                                  ------                  ------


Operating Income                                                                   1,764                     930

Gain on sale of subsidiary stock                                                       -                   1,375
Interest Expense                                                                    (228)                   (574)
Interest Income                                                                       70                     130
Minority Interest in Net (Income)
  Loss of Subsidiaries                                                               (43)                    213
                                                                                 -------                  ------

Net Income                                                                         1,563                   2,074

Preferred Stock Dividends                                                           (350)                   (299)
                                                                                --------                --------

Net Income Applicable to Common Stock                                             $1,213                  $1,775
                                                                                  ======                  ======

Net Income Per Common Share                                                        $0.21                   $0.20
                                                                                ========                ========


Weighted Average Shares Outstanding                                                5,699                   8,698
                                                                                 =======                  ======


The  accompanying  notes are an integral  part of these  consolidated  financial statements.

Shared Technologies Inc.
Consolidated Statements of Operations
For the Three Months Ended
September 1994 and 1995
(Unaudited)
(In Thousands)

                                                                     September 30, 1994        September 30, 1995
                                                                     ------------------        ------------------

Revenue:
  Shared tenant services                                                        $8,102                  $8,178
  Facility management services                                                   2,692                   3,917
  Cellular services                                                              3,699                   3,870
                                                                                ------                  ------

     Total Revenue                                                              14,493                  15,965
                                                                                ------                  ------

Cost of Revenue:
  Shared tenant services                                                         4,667                   4,354
  Facility management services                                                   2,138                   2,914
  Cellular services                                                              1,855                   2,452
                                                                                ------                  ------

     Total Cost of Revenue                                                       8,660                   9,720
                                                                                ------                  ------

Gross Margin                                                                     5,833                   6,245

Selling, General & Administrative Expenses:
             Field                                                               3,954                   4,678
             Corporate                                                           1,207                   1,314
                                                                                ------                  ------

Operating Income                                                                   672                     253

Interest Expense                                                                  (101)                   (245)
Interest Income                                                                     32                      59
Minority Interest in Net Loss of Subsidiaries                                                              125
                                                                                ------                  ------

Net Income                                                                         603                     192
                                                                                ------                  ------

Preferred Stock Dividends                                                        (131)                   (100)
                                                                                ------                  ------

Net Income Applicable to Common Stock                                             $472                     $92
                                                                                ======                  ======

Net Income Per Common Share                                                      $0.07                   $0.01
                                                                                ======                  ======

Weighted Average Shares Outstanding                                              6,550                   8,751
                                                                                ======                  ======



The  accompanying  notes are an integral  part of these  consolidated  financial statements.

Shared Technologies Inc.
Consolidated Statements of Cash Flows
For the Nine Months Ended
September 30, 1994 and 1995
(Unaudited)
(In Thousands)


                                                                     September 30, 1994        September 30, 1995
                                                                     ------------------        ------------------
Cash Flows Provided by Operating Activities
  Net Income                                                                   $1,563                     $2,074
 Adjustments:
  Gain on sale of subsidiary stock                                                                        (1,375)
  Depreciation & amortization                                                   2,294                      3,266
  Minority interest in net income
 (loss) of subsidiaries                                                            43                       (213)
  Change in Assets and Liabilities:
           Accounts receivable                                                 (2,126)                    (2,407)
           Other current assets                                                   (39)                      (593)
           Other assets                                                            44                       (310)
           Accounts payable                                                     1,047                      1,541
           Accrued expenses                                                      (884)                       (58)
           Advanced billings                                                       17                        (47)
                                                                              -------                   --------
Net cash provided by operating activities                                       1,959                      1,878
                                                                              -------                   --------

Cash Flows used in Investing Activities
  Acquisitions                                                                 (3,780)                    (2,483)
  Capital expenditures                                                         (2,521)                    (3,099)
                                                                              -------                   --------
  Net cash used in investing activities                                        (6,301)                    (5,582)
                                                                              -------                   --------

Cash Flows From Financing Activities:
  Preferred stock dividends                                                      (350)                      (299)
  Net proceeds from sale of subsidiary stock                                                               3,274
  Purchase of subsidiary treasury stock                                                                     (375)
  Proceeds from borrowings                                                      2,121                      2,929
  Repayments of notes payable, long-
  term debt and capital lease obligations                                      (1,698)                    (1,751)
  Net proceeds from sales of common and preferred stock                         4,712                      1,164
                                                                              -------                    -------
Net cash provided by financing activities                                       4,785                      4,942
                                                                              -------                    -------

Net increase in cash                                                              443                      1,238

Cash, Beginning of Period                                                         408                        172
                                                                              -------                    -------
Cash, End of Period                                                              $851                     $1,410
                                                                               ======                     ======

Shared Technologies Inc.
Consolidated Statements of Cash Flows
For the Nine Months Ended
September 30, 1994 and 1995
(Unaudited)
(In Thousands)

                                                                       September 30, 1994       September 30, 1995
                                                                       ------------------       ------------------

Supplemental Disclosures of Cash Flow  Information:
Cash paid during the period for -
     Interest                                                                     $228                      $569
                                                                           ===========                ==========
     Income taxes                                                                  $25                       $74
                                                                           ===========                ==========

Supplemental Disclosures of Noncash Investing and Financing
Activities:
Issuance of common stock in connection with acquisitions                       -                          $1,806
                                                                           ===========                ==========
Issuance of preferred stock in connection with acquisition                     $ 5,000                   -
                                                                           ===========                ==========
Dividend accretion on redeemable put warrant                                   -                             $33
                                                                           ===========                ==========
Issuance of common stock to settle accrued expenses                                $67                      $185
                                                                           ===========                ==========

The accompanying notes are an integral part of these financial statements.

Shared Technologies Inc.
Consolidated Statement of Stockholders' Equity
For the period ended September 30, 1995
(Unaudited)
(In Thousands)

                                      Series C Preferred       Series D Preferred       Series E Preferred       Series F Preferred
                                            Stock                    Stock                    Stock                    Stock
                                            -----                    -----                    -----                    -----


                                     Shares       Amount      Shares       Amount      Shares       Amount      Shares       Amount
                                     ------       ------      ------       ------      ------       ------      ------       ------

Balance, January 1, 1995               907          $9          457          $5          400          $4         700           $7

Issuance of Common Stock
 per obligation to issue                 -            -           -            -           -            -           -            -

Conversion of Preferred Stock            -            -           -            -        (400)        ($4)       (700)         ($7)

Sale of Common Stock                     -            -           -            -           -            -           -            -

Common stock issued in
lieu of compensation and other           -            -           -            -           -            -           -            -

Net income                               -            -           -            -           -            -           -            -

Dividend accretion of
 redeemable put warrant                  -            -           -            -           -            -           -            -

Preferred stock dividends                -            -           -            -           -            -           -            -
                                     ------       ------      ------       ------      ------       ------      ------       ------
Balance, September 30, 1995            907         $9          457           $5            0           $0          0            $0
                                     ======       ======      ======       ======      ======       ======      ======       ======


The  accompanying  notes are an integral  part of these  consolidated  financial statements.

Shared Technologies Inc.
Consolidated Statement of Stockholders' Equity
For the period ended September 30, 1995
(Unaudited)
(In Thousands)

                                                                 Common Stock
                                                                 ------------                      Additional
                                                                                                     Paid-in
                                                         Shares               Amount                 Capital
                                                         ------               ------                 -------

Balance, January 1, 1995                                   6,628                   $27                  $41,488

Issuance of Common Stock
 per obligation to issue                                     405                     2                    1,804

Conversion of Preferred                                    1,100                     4                        7
 Stock

Sale of Common Stock                                         316                                          1,229

Common stock issued in
 lieu of compensation and                                     27                     -                      119
 other

Net income                                                     -                     -                        -

Dividend accretion of
redeemable put warrant                                         -                     -                        -

Preferred stock dividends                                      -                     -                        -
                                                           -----                   ---                  -------
Balance, September 30, 1995                                8,476                   $33                  $44,647
                                                           =====                   ===                  =======


The  accompanying  notes are an integral  part of these  consolidated  financial statements.

Shared Technologies Inc.
Consolidated Statement of Stockholders' Equity
For the period September 30, 1995
(Unaudited)
(In Thousands)

                                                                                  Obligations                Total
                                                          Accumulated              to Issue              Stockholders'
                                                            Deficit              Common Stock                Equity
                                                            -------              ------------                ------
Balance, January 1, 1995                                     ($22,465)                 $1,806                  $20,881

Issuance of Common Stock
 per obligation to issue                                            -                  (1,806)                      (0)

Conversion of Preferred                                             -                       -                       (0)
 Stock

Sale of Common Stock                                                -                       -                    1,229

Common stock issued in
 lieu of compensation and                                           -                       -                      119
 other

Net income                                                      2,074                       -                    2,074

Dividend accretion of
 redeemable put warrant                                           (33)                      -                      (33)

Preferred stock dividends                                        (299)                      -                     (299)
                                                             ---------                   ----                  -------
Balance, September 30, 1995                                  ($20,723)                     $0                  $23,971
                                                             =========                   ====                  =======


The  accompanying  notes are an integral  part of these  consolidated  financial statements.

Shared Technologies Inc.
Notes to Consolidated Financial Statements
September 30, 1995
(Unaudited)

1. Basis of Presentation: The consolidated financial statements included herein have been prepared by Shared Technologies Inc. (the "Company") pursuant to the rules and regulations of the Securities and Exchange Commission and reflect all adjustments, consisting only of normal recurring adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for interim periods. Certain information and footnote disclosures have been omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these consolidated financial statements be read in conjunction with the consolidated financial statements and the notes thereto included in the Company's December 31, 1994 report on Form 10-K. Certain reclassifications to prior year financial statements were made in order to conform to the 1995 presentation.

2. Acquisitions: In June 1994, the Company acquired all of the partnership interests in Access Telecommunication Group, L.P. and Access Telemanagement, Inc. (collectively, "Access"). The purchase price was $9,252,000, of which $4,252,000 was paid in cash and the balance through the issuance of 400,000 shares of Series E Preferred Stock valued at $3.75 per share and 700,000 shares of Series F Preferred Stock valued at $5.00 per share.

On June 30, 1995 the Company purchased all of the outstanding capital stock of Office Telephone Management ("OTM"). OTM provides telecommunication management services primarily to businesses located in executive office suites. The purchase price is currently allocated as follows (In thousands):

Goodwill                                                               $1,915
Property, Plant & Equipment                                             1,400
Accounts Receivable, (net)                                                400
Other current assets                                                       20
Debt (current and long-term)                                             (545)
Accounts Payable                                                         (525)
Accrued Expense                                                          (530)
                                                                       ------
Net Purchase Price                                                     $2,135
                                                                       ======

The purchase price was paid with $1,335,000 of cash and the issuance of a $800,000 note.

In May and June 1995, the Company's cellular subsidiary Shared Technologies Cellular, Inc. ("STC") commenced management and subsequently completed its acquisition of the outstanding capital stock of Cellular Hotline, Inc. ("Hotline") for $617,000. The $617,000 was comprised of $367,000 in cash, paid at closing, and the issuance of 50,000 shares of STC common stock. At the discretion of the former Hotline stockholders, STC was required to repurchase all or a portion of the shares for $5.00 per share, at any time during the period commencing three months and ending six months after June 19, 1995. The former Hotline stockholders exercised their put option during that period. Additionally at closing, STC issued options to purchase 50,000 additional shares of STC common stock, exercisable at $7.50 per share for three years. The agreement provides for additional payments based upon attaining certain levels of activation revenues, as defined, over a one year period.

Unaudited proforma consolidated statements of operations for the nine-month period ended September 30, 1994 and 1995 as through the acquisitions of Access, OTM and Hotline had been made at January 1, 1994 are as follows (In thousands except for per share data):

                                            1994                  1995
                                        ---------             ---------
Revenues                                  $40,796               $46,401
Net Income                                  1,730                 1,697
Net Income Per Share                         0.23                  0.20
Weighted Average Shares                     7,488                 8,698

3. Gain on sale of subsidiary stock: In April, 1995, the Company's cellular subsidiary Shared Technologies Cellular, Inc. ("STC") completed its SB-2 filing with the Securities and Exchange Commission and became a public company. Prior to this date STC had been an approximately 86% owned subsidiary of the Company. STC sold 950,000 shares of common stock at $5.25 which generated net proceeds of approximately $3,274,000, after underwriters' commissions and offering expenses. These proceeds are intended to be used to finance marketing activities relating to STC's cellular telephone rental service ($1.15 million), repayment of indebtedness to the Company ($1.25 million), acquisition of telecommunication equipment, billing technology management information systems and centralized reservation systems ($.5 million) and the balance for working capital and general corporate purposes. The net effect on the consolidated financial statements for the second quarter was a gain of approximately $1,375,000.

4. Income Taxes: The Company and its subsidiaries file a consolidated federal income tax return but generally file separate state income tax returns. As of December 31, 1994, the Company has net operating loss carryforwards for federal income tax purposes of approximately $22.7 million, which expire, if unused, from 2001 to 2007.

5. Contingencies: While providing services at the Jacob K. Javits Convention Center in 1991, the Company licensed the right to provide certain public pay telephone services at the Center to Tel-A-Booth Communications, Ltd. In 1992, Tel-A-Booth filed a claim against the New York Convention Center Operating Corporation and its facilities manager, Ogden Allied Facility Management, and against the Company seeking $10,000,000 in damages for which no amounts have been provided in the accompanying consolidated financial statements. While any litigation contains an element of uncertainty, management is of the opinion based on the current status of the claim that the ultimate resolution of this matter should not have a material adverse effect upon either results of operations, cash flows or financial position of the Company.

The Company's subsidiary, Shared Technologies Cellular, Inc. (STC) has entered into an agreement for partial settlement of certain litigation arising in connection with its purchase of certain assets from Road and Show South, Ltd. ("Road and Show") Pursuant to the settlement, STC has been indemnified against a claim from a former employee of an affiliate of Road and Show, which claim was dismissed against STC on January 29, 1996. In August 1995, STC delivered 197,089 of the 272,764 shares issuable to Road and Show pursuant to the asset purchase agreement between Road and Show and STC, retaining 75,675 shares to secure the indemnification obligations of Road and Show with respect to the litigation. Final disposition of the dispute between STC and Road and Show shall determine whether such remaining shares shall be delivered to Road and Show. As between STC and Road and Show, certain claims exist, which the parties have agreed to attempt to settle through mediation or arbitration. The Company's management believes that in the event such claims are resolved against STC that they would not, in the aggregate, have a material adverse effect on the Company's financial condition, results of operations and cash flows.

In addition to the above matters, the Company is a party to various legal actions, the outcome of which, in the opinion of management, will not have a material adverse effect on the Company's financial condition, results of operations and cash flows.

6. Subsequent Events: In November 1995 the Company signed an agreement under which Fairchild Industries Inc. ("FII"), following a reorganization transferring all non-communications assets to its parent RHI Holding Inc., will merge into the Company. The company will be called Shared Technologies Fairchild Inc. Under the proposed merger agreement the Company will issue 6,000,000 shares of common stock, 1,000,000 shares of convertible preferred stock with a $25,000,000 liquidation preference and 1,000,000 shares of special preferred stock with an initial $20,000,000 liquidation preference and raise approximately $238,000,000 through senior debt from banks and subordinated debt from the capital markets. The Company has entered into financing arrangements with CS First Boston which include a highly confident letter for all of the debt financing for the transaction.

In November 1995 the Company's cellular subsidiary, STC, commenced management and subsequently completed its acquisition of certain assets of PTC Cellular, Inc. ("PTCC"). The purchase price was $3,800,000, comprised of $300,000 in cash, the assumption of $1,200,000 in assumed accounts payable, a 5-year promissory note in the principal amount of $2,000,000 and the issuance of 100,000 shares of STC common stock, $.01 par value. Additionally, the agreement allows for royalty payments in the amount of three percent (3%) of quarterly revenues generated from certain of the acquired assets not to exceed an aggregate of $2,500,000. Also, STC has committed to PTCC to obtain financing in the amount of $7,000,000 within six months of the acquisition date. Pro Forma financial information is not yet available.

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders and Board of Directors of Shared Technologies Inc.


We have audited the accompanying consolidated balance sheets of Shared Technologies Inc. and Subsidiaries as of December 31, 1993 and 1994 and the related consolidated statements of operations, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Shared Technologies Inc. and Subsidiaries as of December 31, 1993 and 1994, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.




                                             ROTHSTEIN, KASS & COMPANY, P.C.

                                             /s/ Rothstein, Kass & Company, P.C.




Roseland, New Jersey
March 24, 1995, except for Notes 7 and 11
 as to which the date is April 11, 1995

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
       ------------------------------------------------------------------

To Shared Technologies Inc.:

We have audited the accompanying consolidated statements of operations, stockholders' equity and cash flows of Shared Technologies Inc. (a Delaware corporation) and subsidiaries for the year ended December 31, 1992. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Shared Technologies Inc. and subsidiaries for the year ended December 31, 1992 in conformity with generally accepted accounting principles.

As discussed in Note 14 to the consolidated financial statements, the Company and others have been named in a lawsuit seeking damages of approximately $10 million, including $1.4 million for equipment purchased, for which no provision has been made in the accompanying consolidated financial statements. The Company has filed answers to this complaint denying the material allegations of the claim. Although the claim is being contested by the Company, the outcome of this matter is uncertain at this time.



                                                      ARTHUR ANDERSEN LLP

                                                     /s/ Arthur Andersen LLP


Hartford, Connecticut
March 23, 1993 (except with respect to the matter discussed in the second paragraph of Note 14, as to which the date is April 14, 1994)

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                           December 31, 1993 and 1994
                                 (In thousands)

                                                                                                    1993                1994
                                                                                             ----------------   ------------
                                                           ASSETS
CURRENT ASSETS:
  Cash                                                                                       $         409  $         172
  Accounts receivable, less allowance for doubtful accounts
   and discounts of $310 in 1993 and $584 in 1994                                                    4,614          8,533
  Other current assets                                                                                 545            727
  Deferred income taxes                                                                                               550
                                                                                             -------------  -------------
       Total current assets                                                                          5,568          9,982
                                                                                             -------------  -------------

EQUIPMENT:
  Telecommunications                                                                                21,298         26,223
  Office and data processing                                                                         4,358          4,995
                                                                                             -------------  -------------
                                                                                                    25,656         31,218
  Less accumulated depreciation and amortization                                                    13,545         15,473
                                                                                             -------------  -------------
                                                                                                    12,111         15,745
                                                                                             -------------  -------------

OTHER ASSETS:
  Intangible assets                                                                                  2,348         11,198
  Other                                                                                                574          1,000
                                                                                             -------------  -------------
                                                                                                     2,922         12,198
                                                                                             -------------  -------------
                                                                                             $      20,601  $      37,925
                                                                                             =============  =============

                                            LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
  Current portion of long-term debt and capital lease obligations                            $       1,942  $       1,840
  Accounts payable                                                                                   4,482          8,191
  Accrued expenses                                                                                   2,069          2,382
  Advance billings                                                                                     949          1,260
                                                                                             -------------  -------------
       Total current liabilities                                                                     9,442         13,673
                                                                                             -------------  -------------

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS,
 less current portion                                                                                1,777          2,886
                                                                                             -------------  -------------

MINORITY INTERESTS IN NET ASSETS OF SUBSIDIARIES                                                        79            102
                                                                                             -------------  -------------

REDEEMABLE PUT WARRANT                                                                                                383

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
  Preferred stock, $.01 par value:
   Series C, authorized 1,500 shares, outstanding
    988 shares in 1993 and 907 in 1994                                                                  10              9
   Series D, authorized 1,000 shares, outstanding
    453 shares in 1993 and 457 in 1994                                                                   5              5
   Series E, authorized no shares in 1993 and 400 shares
    in 1994, outstanding 400 shares in 1994                                                                             4
   Series F, authorized no shares in 1993 and 700 shares
    in 1994, outstanding 700 shares in 1994                                                                             7
  Common stock, $.004 par value, authorized 20,000
    shares, outstanding 5,190 shares in 1993 and
    6,628 in 1994                                                                                       21             27
  Capital in excess of par value                                                                    31,759         41,488
  Accumulated deficit                                                                              (24,248)       (22,465)
  Obligations to issue common stock                                                                  1,756          1,806
                                                                                             -------------  -------------
       Total stockholders' equity                                                                    9,303         20,881
                                                                                             -------------  -------------
                                                                                             $      20,601  $      37,925
                                                                                             =============  =============
                                See accompanying notes to consolidated financial statements.


                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES


                      CONSOLIDATED STATEMENTS OF OPERATIONS
                  Years Ended December 31, 1992, 1993 and 1994
                    (In Thousands Except for Per Share Data)

                                                                               1992             1993             1994
                                                                               ----             ----             ----

REVENUES:
  Shared tenant services                                                   $      21,395   $      21,683   $      28,667
  Facilities management services                                                   1,287           1,543           6,483
  Cellular services                                                                1,394           2,200          10,217
                                                                           -------------   -------------   -------------
       Total revenues                                                             24,076          25,426          45,367
                                                                           -------------   -------------   -------------

COST OF REVENUES:
  Shared tenant services                                                          12,728          11,628          15,717
  Facilities management services                                                   1,082           1,282           5,161
  Cellular services                                                                1,012           1,604           5,294
                                                                           -------------   -------------   -------------
       Total cost of revenues                                                     14,822          14,514          26,172
                                                                           -------------   -------------   -------------

GROSS MARGIN                                                                       9,254          10,912          19,195

OPERATING EXPENSES, selling, general and administrative                            9,959          10,102          16,972
                                                                           -------------   -------------   -------------

OPERATING INCOME (LOSS)                                                             (705)            810           2,223
                                                                           -------------   -------------   -------------

OTHER INCOME (EXPENSE):
  Interest expense                                                                  (411)           (530)           (522)
  Interest income                                                                    121              92             163
  Minority interests in net income of subsidiaries                                   (37)            (82)           (128)
                                                                           --------------  -------------   -------------
                                                                                    (327)           (520)           (487)
                                                                           --------------  -------------   -------------

INCOME (LOSS) BEFORE INCOME TAX CREDIT
 AND EXTRAORDINARY ITEM                                                           (1,032)            290           1,736

INCOME TAX  CREDIT                                                                                                   550
                                                                           --------------  -------------   -------------
INCOME (LOSS) BEFORE EXTRAORDINARY ITEM                                           (1,032)            290           2,286

EXTRAORDINARY  ITEM, (loss) gain on restructuring (in 1992, net of restructuring expenses of $1,361, and income taxes of $45, after extraordinary benefit of
 utilizing net operating loss carryforwards of $3,000                              3,756            (150)
                                                                           -------------   -------------   -------------

NET INCOME                                                                         2,724             140           2,286

PREFERRED STOCK DIVIDENDS                                                           (334)           (345)           (478)
                                                                           -------------   -------------   -------------

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK                               $       2,390   $        (205)  $       1,808
                                                                           =============   =============   =============

INCOME (LOSS) PER COMMON SHARE:
  Income (loss) before extraordinary item                                  $      (.33)    $        (.01)  $         .27
  Extraordinary item                                                              .92               (.03)
                                                                           ------------    -------------   -------------

  Net income (loss)                                                        $        .59    $        (.04)  $         .27
                                                                           ============    =============   =============

WEIGHTED AVERAGE NUMBER OF COMMON
 SHARES OUTSTANDING                                                               4,063            5,132           6,792
                                                                           ============    =============   =============

                                See accompanying notes to consolidated financial statements.


                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                    CONSOLIDATED STATEMENTS OF STOCKHOLDERS'
                      EQUITY Years Ended December 31, 1992,
                                  1993 and 1994
                                 (In Thousands)


                                                        Series B               Series C                  Series D
                                                     Preferred Stock        Preferred Stock          Preferred Stock
                                                     ---------------------------------------------------------------
                                                    Shares       Amount     Shares       Amount     Shares        Amount
                                                    --------------------------------------------------------------------

BALANCE, January 1, 1992                                 915   $       9        -     $     -            -      $     -
Dividends on preferred stock
Conversion of Series A Preferred Stock
 to Series C Preferred Stock                                                     110           1
Conversion of Series B Preferred Stock
 to Series C Preferred Stock                            (915)         (9)        915           9
Conversion of preferred stock dividends
 payable to Series C Preferred Stock                                              82           1
Proceeds from sale of common stock
 including subscriptions of $163
 collected subsequent to December 31,
 1992 and net of expenses of $470
Common stock issued in lieu of
 compensation and other
Exercise of common stock options
Exercise of common stock warrants
Net income                                         -----------------------------------------------------------------------
BALANCE, December 31, 1992                                                     1,107          11
Dividends on preferred stock
Proceeds from sale of Series D
 Preferred Stock, net of expenses
 of $412                                                                                                  453            5
Redemption of Series C Preferred
 Stock                                                                          (119)         (1)
Common stock to be issued
 for acquisitions
Common stock issued in lieu
 of compensation
Common stock issued in lieu
 of deferred financing fees
Exercise of common stock options
Net income                                         -----------------------------------------------------------------------
BALANCE, December 31, 1993                                                       988          10          453            5
Preferred stock dividends
Dividend accretion of redeemable put warrant
Exercise of common stock options
 and warrants
Proceeds from sale of Series D
 Preferred Stock                                                                                            4
Issuances for acquisitions
Proceeds from sale of common stock, net
 of expenses of $371
Common stock issued in lieu of
 compensation and conversion of
 Series C Preferred Stock and other                                              (81)         (1)
Net income                                        ------------------------------------------------------------------------
BALANCE, December 31, 1994                              -      $    -            907  $        9          457   $        5
                                                  ==========   =========   =========  ==========   ==========   ==========

                                       See  accompanying  notes to  consolidated financial statements.



                                                                                                    Obligations
      Series E            Series F                                    Capital in                    to Issue         Total
   Preferred Stock      Preferred Stock           Common Stock         Excess of     Accumulated       Common      Stockholders'
-------------------------------------------------------------------
   Shares      Amount    Shares     Amount     Shares       Amount     Par Value      Deficit          Stock        Equity
--------------------------------------------------------------------------------------------------------------------------

      -      $   -          -     $   -           3,741   $      16  $     23,261   $     (26,433)  $       -      $     (3,147)
                                                                                             (334)                         (334)

                                                                              439                                           440



                                                                              327                                           328



                                                  1,250           5         5,775                                         5,780

                                                     32                       128                                           128
                                                     54                       111                                           111
                                                     15                         6                                             6
                                                                                            2,724                         2,724
-------------------------------------------------------------------------------------------------------------------------------
                                                  5,092          21        30,047         (24,043)                        6,036
                                                                                             (345)                         (345)


                                                                            1,737                                         1,742

                                                                             (385)                                         (386)

                                                                                                           1,756          1,756

                                                     49                       228                                           228

                                                     14                        50                                            50
                                                     35                        82                                            82
                                                                                              140                           140
-------------------------------------------------------------------------------------------------------------------------------
                                                  5,190          21        31,759         (24,248)         1,756          9,303
                                                                                             (478)                         (478)
                                                                                              (25)                          (25)

                                                     26                        71                                            71

                                                                               (1)                                           (1)
   400,000          4    700,000         7                                  4,989                                         5,000

                                                  1,329           6         4,556                                         4,562


                                                     83                       114                             50            163
                                                                                            2,286                         2,286
-------------------------------------------------------------------------------------------------------------------------------
   400,000   $      4    700,000  $      7        6,628   $      27  $     41,488   $     (22,465)  $      1,806   $     20,881
==========   ========   ========  ========   ==========   =========  ============   =============   ============   ============

                                       See  accompanying  notes to  consolidated financial statements.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES


                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  Years Ended December 31, 1992, 1993 and 1994
                                 (In Thousands)


                                                                             1992                1993              1994
                                                                             ----                ----              ----

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                              $        2,724   $          140   $       2,286
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Loss (gain) on restructuring                                                  (5,162)             150
    Depreciation and amortization                                                  2,448            2,562           3,702
    Provision for doubtful accounts                                                                   253             413
    Common stock of subsidiary issued for services                                                                     16
    Stock options and common stock issued
     in lieu of compensation and other                                               128              278             114
    Minority interests                                                                37               82             128
    Gain on sale of franchise                                                                                        (202)
    Deferred income taxes                                                                                            (550)
    Amortization of discount on note                                                                                   52
    Change in assets and liabilities:
      Accounts receivable                                                           (469)            (990)         (2,147)
      Other current assets                                                           123              132            (179)
      Other assets                                                                                   (243)           (430)
      Accounts payable                                                             1,505              964           1,629
      Accrued expenses                                                              (784)          (1,212)         (1,707)
      Advance billings                                                                22               91             (67)
                                                                          --------------   --------------   -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                            572            2,207           3,058
                                                                          --------------   --------------   -------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of equipment                                                          (2,014)          (2,035)         (3,223)
  Acquisitions of Road and Show South and East                                                       (255)
  Acquisition of Access                                                                                            (3,948)
  Long-term deposits                                                                (297)              (2)
  Proceeds from restricted investments                                               852
  Other investments                                                                  (95)
                                                                          ---------------  --------------   -------------
NET CASH USED IN INVESTING ACTIVITIES                                             (1,554)          (2,292)         (7,171)
                                                                          --------------   --------------   -------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments of notes payable, long-term debt and
   capital lease obligations                                                      (3,963)          (1,895)         (2,409)
  Proceeds from borrowings                                                                                          2,315
  Proceeds from sales of common and preferred stock                                5,734            1,824           4,631
  Redemption of preferred stock                                                                      (386)
  Preferred stock dividends paid                                                     (88)            (345)           (478)
  Deferred registration costs                                                                                        (182)
                                                                          --------------   --------------   -------------
NET CASH PROVIDED BY (USED IN)
 FINANCING ACTIVITIES                                                              1,683             (802)          3,877
                                                                          --------------   --------------   -------------

NET INCREASE (DECREASE) IN CASH                                                      701             (887)           (236)

CASH, beginning of year                                                              595            1,296             408
                                                                          --------------   --------------   -------------

CASH, end of year                                                         $        1,296   $          408   $         172
                                                                          ==============   ==============   =============

                                       See  accompanying  notes to  consolidated financial statements.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                  Years Ended December 31, 1992, 1993 and 1994
                                 (In Thousands)



                                                                                 1992           1993              1994
                                                                                 ----           ----              ----

SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION, cash paid during the year for interest                      $          401   $          386   $         441
                                                                          ==============   ==============   =============


SUPPLEMENTAL DISCLOSURES OF NONCASH
 INVESTING AND FINANCING ACTIVITIES:
  Conversion of accrued expenses to note payable
   in connection with litigation settlement                               $        -       $          460   $      -
                                                                          ==============   ==============   =============

  Obligations to issue common stock in connection
   with acquisitions                                                      $        -       $        1,756   $          50
                                                                          ==============   ==============   =============

  Conversion of accounts payable to long-term debt                        $        3,288   $        -       $      -
                                                                          ==============   ==============   =============

  Conversion of preferred stock dividends payable
   to Series C Preferred Stock                                            $          328   $        -       $
                                                                          ==============   ==============   =============

  Issuance of preferred stock in connection with acquisition              $       -        $        -       $       5,000
                                                                          ==============   ==============   =============

  Redeemable put warrant issued in connection with
   bank financing                                                         $       -        $        -       $         358
                                                                          ==============   ==============   =============

  Capital lease obligation incurred for lease of new equipment            $       -        $        -       $          64
                                                                          ==============   ==============   =============

  Dividend accretion on redeemable put warrant                            $       -        $        -       $          25
                                                                          ==============   ==============   =============

  Costs of intangible assets included in accounts payable                 $       -        $        -       $         203
                                                                          ==============   ==============   =============

  Note received for sale of franchise                                     $       -        $        -       $         202
                                                                          ==============   ==============   =============


                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 1 -      BUSINESS AND ORGANIZATION:

              The Company is in the shared tenant services (STS) and facilities management services (FMS) industry, providing telecommunications and office automation services and equipment to tenants of office buildings. One of the Company's subsidiaries, Shared Technologies Cellular, Inc. (STC), is a provider of short-term portable cellular telephone services.

              The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned and majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated.

NOTE 2 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

              REVENUE RECOGNITION - Revenues are recognized as services are performed. The Company bills customers monthly in advance for equipment rentals and local telephone access service and defers recognition of these revenues until the service is provided. Enhanced office service revenues (included in both STS and FMS revenues), which consists primarily of product and equipment sales, is recognized at the time of shipment.

              CASH - The Company maintains its cash in bank deposit accounts, which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not subject to any significant credit risk on cash.

              EQUIPMENT  -  Equipment  is  stated  at  cost.   Depreciation  and
              amortization is provided using the straight-line method over the following estimated useful lives:

                Telecommunications equipment                            8 years
                Office and data processing equipment                  3-8 years

              Effective January 1, 1992, the Company prospectively changed the estimated depreciable life of telecommunications equipment purchased prior to January 1, 1991 from five to eight years. The change resulted in approximately $933,000 ($.23 per common share) less depreciation expense for the year ended December 31, 1992 than would have been recorded using the previous estimated depreciable life of five years. Excluding the impact of this change, the loss before extraordinary item per common share for 1992 would have been $.56.

              Major renewals and betterments are capitalized. The cost of maintenance and repairs which do not materially prolong the useful life of the assets are charged to expense as incurred.

              RENT - Certain leases require escalating base rents or provide for rent abatements for a period of time. The Company is expensing the rents on a straight-line basis over the terms of the leases.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 -      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

              Intangible Assets:

              Goodwill - Goodwill represents the excess of the purchase prices over the fair values of the net assets of businesses acquired. The Company monitors the profitability of the acquired businesses to assess whether any impairment of recorded goodwill has occurred. Goodwill is amortized over periods ranging from 5 years to 40 years.

              Deferred Startup Costs - Costs relating to the startup of operations in certain new locations have been deferred and amortized over one to two years upon commencement of the related operations.

              Software Development Costs - In connection with its cellular subsidiary (SafeCall) operations, the Company has incurred certain software development costs relating to the "privacy network" and are amortized over 5 years starting with the implementation of the related software.

              Other Intangible Assets - Other intangible assets are being amortized over 5 years.

              Deferred Registration Costs - The Company has deferred legal fees, other fees and costs incurred in connection with a proposed public offering of a subsidiary. These costs will be charged to operations if the offering is unsuccessful. At December 31, 1994, approximately $182,000 of these costs are included in other assets.

              INCOME TAXES - Effective January 1, 1993, the Company adopted Statement of Financial Accounting Standards (SFAS No. 109),
              "Accounting for Income Taxes", which requires an asset and liability approach to financial reporting for income taxes. Deferred income tax assets and liabilities are computed annually for differences between financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based on enacted tax laws and rates applicable to the periods in which the differences are expected to effect taxable income. Valuation allowances are established, when necessary, to reduce the deferred income tax assets to the amount expected to be realized. Prior to adopting SFAS No. 109, the Company accounted for income taxes using the deferral method as required by Accounting Principles Board Opinion No. 11. The adoption of SFAS 109 had no material impact on the Company's financial statements since the Company fully reserved for the tax benefits flowing from its net operating losses (Note 13).

              Income (Loss) Per Common Share - Primary income (loss) per common share is computed by deducting preferred stock dividends from net income in order to determine net income applicable to common stock, which is then divided by the weighted average number of common shares outstanding including obligations to issue common stock and preferred stock which is considered a common stock equivalent and the effect of options and warrants if dilutive.

              Fully diluted income (loss) per common share is computed by dividing net income applicable to common stock by the weighted average number of common and common equivalent shares and the effect of preferred stock conversions, if dilutive. Fully diluted income (loss) per common share is substantially the same as primary income (loss) per common share for the years ended December 31, 1992, 1993 and 1994.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

              RECLASSIFICATIONS - Certain reclassifications to prior years financial statements were made in order to conform to the 1994 presentation.

NOTE 3 -      RESTRUCTURING:

              During 1992, the Company completed a restructuring which resulted in recording a gain of $5,162,000 before related expenses of $1,361,000 and income taxes of $45,000. As a result of the restructuring, approximately $900,000 of vendor payables and
              $1,500,000  of  capital  lease   obligations   were  forgiven  and
              $3,300,000 of vendor payables were converted into three year non-interest bearing notes payable (Note 7). Additionally, an agreement was entered into with the Federal Deposit Insurance Corporation (FDIC), as receiver for the Company's principal lender, whereby the Company paid off its term and revolving credit loans for $2,450,000 and recognized a gain of approximately $2,700,000. Had interest been accrued, the gain on restructuring and interest expense would have each increased by approximately $440,000. In connection with settling his guarantee of these obligations, the Company's president issued to the FDIC a non-interest bearing promissory note for $675,000 due in 1997 and pledged 100,000 shares of his common stock and his options to purchase 25,000 shares of common stock of the Company as collateral.

              As of December 31, 1993, the Company was negotiating the settlement of a $600,000 promissory note (Note 7), which was settled in 1994 by issuance of a $750,000 promissory note. Accordingly, for the year ended December 31, 1993, the Company recorded, as an extraordinary item, an expense of $150,000 in connection with the completion of the restructuring.

              In connection with the restructuring, the Company sold common stock, resulting in net proceeds of approximately $5,780,000 (which included $163,000 of subscriptions receivable as of December 31, 1992) and entered into agreements with Series A and B Preferred stockholders to convert their holdings, including $327,920 of accrued dividends related thereto, into Series C Preferred Stock.

NOTE 4 -      ACQUISITIONS:

              In December and October 1993, the Company commenced management of, and subsequently acquired certain assets and assumed certain liabilities of Road and Show South, Ltd. (South) and Road and Show Cellular East, Inc. (East), respectively. The purchase price for South was $1,261,611, of which $46,111 was paid in cash and the balance through the issuance of 221,000 shares of the Company's common stock valued at $1,215,500. The purchase price for East was $750,245, of which $209,245 was paid in cash and the balance through the issuance, upon demand, of 108,200 shares of the Company's common stock valued at $541,000. Pursuant to the purchase agreements the number of shares of common stock related to these acquisitions was adjusted on December 1, 1994 based on the price of the Company's common stock at that date, for which an aggregate of 64,966 additional shares will be issued and had no effect on the purchase price of the net assets previously recorded. As of December 31, 1994, no shares of common stock had been issued for the East acquisition. The shares in connection with the South acquisition have been issued, but have not been delivered pending the outcome of certain claims against, and by, the former owners of South (Note 16).

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 4 -      ACQUISITIONS (CONTINUED):

              In June 1994, the Company acquired all of the partnership interests in Access Telecommunication Group, L.P. and Access Telemanagement, Inc. (collectively Access). The purchase price was $9,252,031, of which $4,252,031 was paid in cash and the balance through the issuance of 400,000 shares of Series E Preferred Stock valued at $3.75 per share and 700,000 shares of Series F Preferred Stock valued at $5.00 per share (Note 9).

              The acquisitions were accounted for as purchases, and the purchase prices were allocated on the basis of the relative fair market values of the net assets.

              The excess of costs over fair value of the net assets acquired is recorded as goodwill (aggregating approximately $10,289,000) in the accompanying consolidated financial statements. Amortization of goodwill approximated $15,000 and $181,000 in 1993 and 1994, respectively.

              Additional payments may be required for the East acquisition based upon the attainment of certain future revenues of the Company and will be charged to goodwill when they become earned.

              The following unaudited pro forma statements of operations for 1993 and 1994 give effect to the acquisitions, as if they occurred on January 1 in each year (In thousands except per share amounts):



                                                                                   1993                           1994
                                                                                   ----                           ----


                   Revenues                                                      $         47,480          $        54,548
                   Cost of revenues                                                        30,775                   32,613
                                                                                 ----------------          ---------------
                   Gross margin                                                            16,705                   21,935
                   Selling, general and administrative expenses                            16,846                   19,573
                                                                                 ----------------          ---------------
                   Operating income (loss)                                                   (141)                   2,362
                   Other expense, net                                                        (572)                    (459)
                                                                                 ----------------          ---------------
                   Income (loss) before income tax credit and
                    extraordinary item                                                       (713)                   1,903
                   Income tax credit                                                                                   550
                                                                                 ----------------          ---------------
                   Income (loss) before extraordinary item                                   (713)                   2,453
                   Extraordinary item                                                        (150)
                                                                                 ----------------          ---------------
                   Net income (loss)                                                         (863)                   2,453
                   Preferred stock dividends                                                 (464)                    (538)
                                                                                 ----------------          ---------------

                   Net income (loss) applicable to common stock                  $         (1,327)         $         1,915
                                                                                 ================          ===============

                   Net income (loss) per common share:
                     Income (loss) before extraordinary item                     $           (.21)         $          (.25)
                     Extraordinary item                                                      (.03)
                                                                                 -----------------         ---------------

                     Net income (loss)                                           $           (.24)         $           .25
                                                                                 ================          ===============

                   Weighted average number of common
                    shares outstanding                                                      5,526                    7,753
                                                                                 ================          ===============


                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 5 -      INTANGIBLE ASSETS:

              Intangible assets consist of the following at December 31, 1993 and 1994 (In thousands):

                                                                                     1993               1994
                                                                                     ----               ----


                   Goodwill                                                      $        2,308   $        11,186
                   Deferred startup costs                                                   172               491
                   Software development costs                                                68               186
                   Other                                                                    176               198
                                                                                 --------------   ---------------
                                                                                          2,724            12,061
                   Accumulated amortization                                                 376               863
                                                                                 --------------   ---------------
                                                                                 $        2,348   $        11,198
                                                                                 ==============   ===============

NOTE 6 -      ACCRUED EXPENSES:

              Accrued expenses at December 31, 1993 and 1994 consist of the following (In thousands):

                                                                                     1993                1994
                                                                                     ----                ----

                   State sales and excise taxes                                  $        1,195   $           861
                   Deferred lease obligations                                               154               150
                   Compensation                                                              77               417
                   Property taxes                                                            72               140
                   Concession fees                                                           65               102
                   Other                                                                    506               712
                                                                                 --------------   ---------------
                                                                                 $        2,069   $         2,382
                                                                                 ==============   ===============

NOTE 7 -      LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS:

              Long-term debt and capital lease obligations at December 31, 1993 and 1994 consist of the following (table amounts in thousands):

                                                                                    1993               1994
                                                                                    ----               ----

                   Revolving $4,000,000 credit line, due in monthly installments of approximately  $36,500  commencing March 1995 and bearing interest at 2% above prime rate (10.5% at
                    December 31, 1994) (Note 8)                                  $    -           $         1,009

                   Initial term loan, due in quarterly  installments  of $50,000 commencing November 24, 1994, with final payment of $700,000 due May 1996 and bearing
                    interest at 2% above prime rate                                                           950


                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 7 -      LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS (CONTINUED):

                                                                                    1993                1994
                                                                                    ----                ----

                   Notes payable to vendors, non-interest bearing
                    due in aggregate quarterly installments of
                    approximately $249,000 through June 1995                              1,615               498

                   Promissory note payable in semi-annual
                    installments through May 31, 1996 and
                    bearing interest at 10% per annum (see below)                           750               268

                   Promissory note,  $550,000 original face amount discounted at
                    7.75%, payable in quarterly  installments of $25,000 through
                    March  31,  1999,  collateralized  by  commitment  to  issue
                    106,250 shares of
                    Series C Preferred Stock                                                428               359

                   Promissory note, $450,000 original face amount,  non-interest
                    bearing,   payable  in  quarterly  installments  of  $16,071
                    through
                    June 30, 1999                                                           353               289

                   Capital lease obligations, collateralized
                    by related telecommunications and data
                    processing equipment and all of the assets
                    acquired from Access (Note 4)                                           573             1,353
                                                                                 --------------   ---------------
                                                                                          3,719             4,726
                   Less current portion                                                   1,942             1,840
                                                                                 --------------   ---------------

                                                                                 $        1,777   $         2,886
                                                                                 ==============   ===============

              In connection with the Company's 1992 restructuring (Note 3), approximately $3,300,000 of vendor payables were converted to non-interest bearing notes payable. As part of the restructuring, the Company also renegotiated the terms of a $450,000 promissory note. Prior to the restructuring, the note provided for interest at the prime rate plus 1% and was due in 1990. As of December 31, 1992, the Company was negotiating the settlement of a $600,000 promissory note, which was subsequently settled for a $750,000 promissory note, with interest at 10% per annum. In connection with the restructuring, approximately $1,500,000 of capital lease obligations was forgiven. As of December 31, 1992, one settlement requiring a cash payment of $588,000 had not been completed. A payment of $588,000 plus penalties and interest of $50,000 was made in 1993.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 7 -      LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS (CONTINUED):

              In May 1994, the Company entered into a $5,000,000 financing agreement with a bank. The agreement provides for a revolving credit line for a maximum, as defined, of $4,000,000 to be used for expansion in the shared tenant services business. Aggregate drawings on the line convert semi-annually, through May 1996, to three year term loans. In addition, the agreement provides for a $1,000,000 term loan. The loans are collateralized by certain assets of the Company. The agreement provides for, among other things, the Company to maintain certain financial covenants. As of December 31, 1994, the Company was in violation of certain of these covenants and on March 31, 1995 received a waiver of those covenants for the year ended December 31, 1994.

              Scheduled aggregate payments on long-term debt and capital lease obligations are as follows (In thousands):


                                                                                                   CAPITAL LEASE
                  YEAR ENDING DECEMBER 31:                                   LONG-TERM DEBT         OBLIGATIONS
                                                                             --------------         -----------

                          1995                                               $         1,344      $          596
                          1996                                                         1,280                 414
                          1997                                                           500                 333
                          1998                                                           193                 190
                          1999                                                            56                  28
                                                                             ---------------      --------------

                                                                             $         3,373               1,561
                                                                             ===============
                  Less amount representing interest                                                          207
                  Present value of future payments,
                   including current portion of $497                                              $        1,354
                                                                                                  ==============

              Telecommunications and data processing equipment includes assets acquired under capital leases with a net book value of approximately $514,000 and $1,534,000 as of December 31, 1993 and 1994, respectively.

NOTE 8 -      REDEEMABLE PUT WARRANT:

              In connection with the bank financing agreement, the Company issued the bank a redeemable put warrant for a number of common shares equal to 2.25% of the Company's outstanding common stock, subject to anti-dilution adjustments. The warrant is redeemable at the Company's option prior to May 1996, and at the bank's option at any time after May 1997. As defined in the agreement, the Company has guaranteed the bank a minimum of $500,000 upon redemption of the warrant, and therefore, has valued the warrant at the present value of the minimum guarantee discounted at 11.25%. The discount is being amortized on a straight-line basis over four years, the expected term of the loan.

NOTE 9 -      STOCKHOLDERS' EQUITY:

              The Company is authorized to issue 10,000,000 shares of preferred stock, issuable from time to time in one or more series with such rights, preferences, privileges and restrictions as determined by the directors. In 1994, the Company increased its authorized number of shares of common stock to 20,000,000.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 9 -      STOCKHOLDERS' EQUITY (CONTINUED):

              On August 28, 1992, the Board of Directors approved a one-for-four reverse stock split of common stock and the par value of common stock was increased from $.001 to $.004 per share. The applicable number of common share and per common share information herein have been retroactively restated to reflect the effect of the reverse split.

              In September 1992, the Company completed a private placement to sell to certain investors 1,250,000 shares of its common stock at $5 per share. The Company received $5,780,000, net of underwriters' commissions of $470,000 and including subscriptions totalling $162,980 collected subsequent to December 31, 1992. A commission of $446,750 was paid to a firm, one of whose principals is a director and stockholder of the Company.

              In connection with the 1992 restructuring (Note 3), all Series A and B Preferred Stock, including $327,920 of accrued dividends, were converted into Series C Preferred Stock. At that time, Series A and Series B Preferred Stock were eliminated. Series C Preferred Stock is entitled to a liquidation value of $4 per share and dividends of $.32 per share per annum payable quarterly in arrears, and the shares are non-voting. These shares are convertible into common stock, at the holder's option, on a one share of common stock for two shares of Series C Preferred Stock basis, at any time, subject to certain anti-dilution protection for the Preferred Stockholders. At the Company's option, the Series C Preferred Stock is redeemable, in whole or in part, at any time after June 30, 1993, at $6 per share plus all accrued dividends.

              In December 1993, the Company commenced a private placement to sell to certain investors units consisting of one share of Series D Preferred Stock and one warrant to purchase one share of common stock. As of December 31, 1994, the Company had sold 456,900 units for net proceeds of $1,739,659, after deducting expenses of $430,616. Series D Preferred Stock is entitled to dividends of 5% per annum payable quarterly and may be redeemed for $7 per share, plus all accrued dividends, at the option of the Company. The shares are non-voting and are convertible into shares of the Company's common stock on a one-for-one basis at the holder's option. The shares rank senior to all shares of the Company's common stock and junior to Series C Preferred Stock. The common stock purchase warrants are exercisable at a per share price of $5.75. In connection with the offering, the investment banking firm received warrants to purchase 15,600 shares of the Company's common stock at an exercise price of $5.75 per share. The Company has the right to require the holder to exercise the warrants, and if not exercised, they will expire in the event that the Company's common stock trades at or above $8.50 per share. As of December 31, 1994, no warrants had been exercised.

              In May and June 1994, the Company sold, through a private placement to certain investors, 1,328,700 shares of common stock and an equal number of warrants, for net proceeds of $4,511,558, after deducting expenses of $371,067. The warrants are exercisable prior to June 26, 1999 at a per share price of $4.25, subject to certain anti-dilution protection. As of December 31, 1994, no warrants had been exercised. The proceeds from this offering were used for the Access acquisition (Note 4).

              In June 1994, the Company issued 400,000 shares of Series E Preferred Stock, $.01 par value, and 700,000 shares of Series F
              Preferred Stock, $.01 par value, in connection with the Access acquisition.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE  9 -      STOCKHOLDERS' EQUITY (CONTINUED):

               Series E Preferred Stock is entitled to a liquidation value of $3.75 per share and dividends of $.30 per share per annum, payable cumulatively in the form of cash or the Company's common stock, and the shares are non-voting. The shares rank senior to common stock, junior to Series C Preferred Stock and on par with Series F Preferred Stock. The Series E Preferred Stock previously issued was converted into 400,000 shares of common stock in January 1995. In addition, upon conversion, the holders received warrants, which expire on December 31, 1999, to purchase 175,000 shares of common stock, at an exercise price of $4.25 per share, subject to certain anti-dilutive provisions.

               Series F Preferred Stock is entitled to a liquidation value of $5.00 per share and no dividends. The shares are senior to common stock and junior to Series C Preferred Stock. These shares are convertible on July 1, 1995 into common stock at the liquidation value, as adjusted and defined, and subject to certain anti-dilution adjustments.

               Additionally, the Company issued warrants to the sellers of Access to purchase 225,000 shares of the Company's common stock at an exercise price of $4.25 per share, subject to certain anti-dilution adjustments.

               The following table summarizes the number of common shares reserved for issuance as of December 31, 1994. There were no preferred shares reserved for issuance as of December 31, 1994.

                    Common stock purchase warrants                    2,935,223
                    Preferred stock                                   2,134,504
                                                                      ---------
                                                                      5,069,727
                                                                      =========

NOTE 10 -      RESTATEMENT OF 1993 FINANCIAL STATEMENTS:

               The Company has restated its 1993 consolidated financial statements to reflect the write-off of certain startup costs of approximately $120,000, previously capitalized, relating to certain cellular telephone operations (In thousands, except per share data).

                    Income before extraordinary item:
                      As previously reported                                                        $         410
                      As adjusted                                                                             290
                    Net income:
                      As previously reported                                                                  260
                      As adjusted                                                                             140
                    Net income  (loss) per  common  share  before  extraordinary item:
                      As previously reported                                                                  .01
                      As adjusted                                                                            (.01)
                    Net loss per common share:
                      As previously reported                                                                 (.02)
                      As adjusted                                                                            (.04)
                    Accumulated deficit:
                      As previously reported                                                               24,128
                      As adjusted                                                                          24,248

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES


                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 11 -      STOCK OPTION PLANS:

               The Company has non-qualified stock option plans which provide for the grant of common stock options to officers, directors, employees and certain advisors and consultants at the discretion of the Board of Directors (Committee). All options granted are exercisable at a minimum price equal to the fair market value of the Company's common stock at the date of grant, and are exercisable in accordance with vesting schedules set individually by the Committee. As of December 31, 1994, as amended on April 11, 1995, 1,157,146 shares of common stock are reserved for options, including options exercised to date, and the term of the options granted is from five to ten years. The April 11, 1995 amendment is awaiting stockholder approval. The activity in the plans was as follows:


                                                                                   Exercise Price Per Share
                                                                                   ------------------------
                                                                        Number of                               Weighted
                                                                        Options               Range             Average
                                                                        -------               -----             -------

                  Balance outstanding, January 1, 1992                    368,187       $    1.72-24.50         $    4.08
                    Granted                                                61,375            5.00                    5.00
                    Expired                                               (21,583)           2.84-24.50             17.09
                    Exercised                                             (53,938)           1.72- 2.84              2.06
                                                                     ------------

                  Balance outstanding, December 31, 1992                  354,041            1.72-12.00              3.77
                    Granted                                               173,500            4.00- 5.50              5.32
                    Expired                                               (28,780)           2.84-12.00             10.19
                    Exercised                                             (35,000)           1.72- 2.84              2.36
                                                                     ------------

                  Balance outstanding, December 31, 1993                  463,761            1.72-11.00              4.06
                    Granted                                               317,000            3.25-4.50               3.60
                    Expired                                               (59,062)           4.00-5.50               5.43
                    Exercised                                             (25,000)           2.84                    2.84
                                                                     ------------       -------------------     ---------

                  Balance outstanding, December 31, 1994                  696,699       $    1.72-11.00         $    3.78
                                                                     ============       ===============         =========

            At December 31, 1994, options to purchase 314,695 shares of common stock were exercisable.

            In September 1994, the Board of Directors adopted the 1994 Director Option Plan (the Director Plan) pursuant to which 250,000 shares of common stock are reserved for issuance upon the exercise of options to be granted to non-employee directors of the Company. Under the Director Plan, an eligible director will automatically receive non-statutory options to purchase 15,000 shares of common stock at an exercise price equal to the fair market value of such shares at the date of the grant. Each option shall vest over a three year period, but generally may not be exercised more than 90 days after the date an optionee ceases to serve as a director of the Company, and expires after ten years from date of grant. As of December 31, 1994, options to purchase 105,000 shares of common stock have been granted at an exercise price of $4.38. The Plan is awaiting stockholder approval.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 12 -      RETIREMENT AND SAVINGS PLAN:

               On March 3, 1989, the Company adopted the Shared Technologies Inc. Savings and Retirement Plan (the Plan). The Plan covers substantially all of the Company's employees and the Company is applying for compliance with section 401(k) of the Internal Revenue Code. Participants in the Plan may elect to make contributions up to a maximum of 20% of their compensation. For each participant, the Company will make a matching contribution of one-half of the participant's before and after tax contributions up to 5% of the participant's compensation. Matching contributions may be made in the form of the Company's common stock. Participants vest in the matching contributions at the rate of 33% per year. At December 31, 1993 and 1994, the Plan owned 51,720 and 93,430 shares of the Company's common stock, respectively.

NOTE 13 -      INCOME TAXES:

               For 1992, the Company recorded a provision for minimum federal and state income taxes of $45,000, after the benefit of utilizing net operating loss (NOL) carryforwards of approximately $3,000,000. At December 31, 1994, the Company's NOL carryforward for federal income tax return purposes is approximately $22,700,000 expiring between 2001 and 2007. NOL's available for state income tax purposes are less than those for federal purposes and generally expire earlier than the federal NOL's. Limitations will apply to the use of NOL's in the event certain changes in Company ownership occur in the future.

               For the years ended December 31, 1993 and 1994, taxes computed at the statutory federal rate differ from the Company's effective rate due primarily to the availability of NOL's.

               The components of deferred income tax assets (liabilities) as of December 31, 1993 and 1994 are as follows (In thousands):

                                                                                               1993        1994

                    Tax effect of net operating loss carryforwards                       $    9,789  $    9,011
                    Financial reserves not yet tax deductible                                   130         233
                    Equipment                                                                (1,114)     (1,200)
                    Goodwill                                                                               (107)
                                                                                         ----------  ----------
                    Deferred income tax asset                                                 8,805       7,937
                    Valuation allowance                                                      (8,805)     (7,387)
                                                                                         ----------  ----------

                    Net deferred tax asset                                               $    -      $      550
                                                                                         =========   ==========

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 13 -      INCOME TAXES (CONTINUED):

               At December 31, 1994, the Company's net operating losses of $22,700,000 are included in the gross deferred income tax asset of $7,937,000, of which $550,000 was recorded as a deferred tax asset, and the balance reserved through a valuation allowance of $7,387,000. The valuation allowance was decreased by $211,000 and $1,418,000, respectively, for the years ended December 31, 1993 and 1994.

               SFAS No. 109, requires that the Company record a valuation allowance when it is "more likely than not that some portion or all of the deferred tax asset will not be realized". The ultimate realization of this deferred tax asset depends on the ability to generate sufficient taxable income in the future. The Company has undergone substantial restructuring resulting in a lower and more competitive cost structure. While management believes that the total deferred tax asset will be fully realized by future operating results together with tax planning opportunities, the losses in recent years and a desire to be conservative make it appropriate to record a valuation allowance.

NOTE 14 -      COMMITMENTS AND CONTINGENCIES:

               Contingencies - The Company had been the provider of telecommunications services at the Jacob K. Javits Convention Center (the Center) in New York City. Effective January 1, 1992, as a result of a contractual dispute with the New York Convention Center Operating Corporation (CCOC), the Company no longer provided services at the Center. A claim for approximately $5,400,000 was filed against the Company by CCOC for damages. In November 1993, the litigation with CCOC was settled and provided for the Company to pay $25,000 and issue a $550,000 note payable over five years, with no interest. The present value of the note was accrued by the Company (Note 7).

               While providing services at the Center, the Company licensed the right to provide certain public pay telephone services at the Center to Tel-A-Booth Communications, Ltd. (Tel-A-Booth). Tel-A-Booth has filed a claim against the Company which seeks $10,000,000 in damages including $1,400,000 for equipment purchased, for which no amounts have been provided in the accompanying consolidated financial statements.

               Discovery was completed in early 1995 and revealed certain inconsistencies in plaintiff's claims, which cast in doubt the bona fides of plaintiff's demand for $10 million on each of its claims against the Company. Of the $10 million in claimed damages, all but $1.4 million represents plaintiff's estimation of lost profits as a result of the Company's alleged breach of contract. The remaining $1.4 million represents the cost of the 400 telephones which plaintiff purportedly purchased for installation at The Center, pursuant to the contract, but which were ultimately not installed.

               Furthermore, the Company has asserted that the pertinent contract between plaintiff and the Company bars plaintiff's recovery of lost profits. More specifically, the contract provides that "[n] either party hereto shall be liable, directly or through any indemnification provision herein, for consequential (including lost profits) or indirect damages arising in any way out of this Agreement." Although plaintiff has argued that the language surrounding this clause limits its application to claims brought by third parties and thus the clause was not intended to limit damage claims between plaintiff and the Company, management believes this is a further defense to the claim.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 14 -      COMMITMENTS AND CONTINGENCIES (CONTINUED):

               With  respect to the $1.4 million  damage  claim,  discovery  has revealed  that  plaintiff  borrowed  this  entire  amount  from a private lender, using the telephones to be purchased as collateral. Subsequent to plaintiff's termination at The Center, the lender took possession of the collateral (which was then sold) and forgave the entire indebtedness in exchange. Arguably, plaintiff suffered no direct damage from the alleged breach of contract since plaintiff was restored to its initial position following this transaction.

               While any litigation contains an element of uncertainty, management is of the opinion -based on the current status of the claim - that the ultimate resolution of this matter should not have a material adverse effect upon either results of operations, cash flows or financial position of the Company.

               The Company's sales and use tax returns in certain jurisdictions are currently under examination. Management believes these examinations will not result in a material change from liabilities provided.

               STC is a party to an employment claim which arose prior to STC's acquisition of South. STC is seeking indemnification from South (Note 16).

               In addition to the above matters, the Company is a party to various legal actions, the outcome of which, in the opinion of management, will not have a material adverse effect on the Company's financial condition, results of operations and cash flows.

               In November 1994, a subsidiary signed a letter of intent with an investment banking firm for the purpose of underwriting an initial public offering. If the public offering is successful and depending on the number of shares sold, the Company's investment in the subsidiary would be reduced from approximately 85% to approximately 60%.

               Commitments - The Company has entered into operating leases for the use of office facilities and equipment, which expire through October 2004. Certain of the leases are subject to escalations for increases in real estate taxes and other operating expenses. Rent expense amounted to approximately $1,676,000, $1,700,000 and $1,856,000 for the years ended December 31, 1992, 1993 and 1994, respectively.

               Aggregate approximate future minimum rental payments under these operating leases are as follows:

                    YEAR ENDING DECEMBER 31:

                            1995                            $   1,863,000
                            1996                                1,483,000
                            1997                                1,150,000
                            1998                                  988,000
                            1999                                  815,000
                    Thereafter                                  1,178,000
                                                            -------------
                                                            $   7,477,000
                                                            =============

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS




NOTE 14 -      COMMITMENTS AND CONTINGENCIES (CONTINUED):

               In January 1994, the Company entered into a consulting agreement for financial and marketing services, which expires in November 1996. The agreement provides for the following compensation; $30,000 upon signing, $3,000 per month retainer, and $150,000 upon the attainment of a specific financial ratio, which as of December 31, 1994 had not been attained. In addition, the consultant was issued a three year warrant to purchase 300,000 shares of the Company's common stock at a purchase price of $5.75 and a five year warrant to purchase 250,000 shares of the Company's common stock at a purchase price of $7.00 per share. The consultant may not compete with the Company during the term of this agreement and for two years thereafter.

               The consultant, through its affiliate, acquired from the Company approximately 1.5% (31,381 shares) of STC's common stock at a price of $.08 per share.

               In connection with the acquisition of East, STC entered into a three year consulting agreement, providing that during the first two years of the agreement the former owner is to be paid an annual consulting fee equal to 3% of STC's total cellular telephone rental revenues in excess of $4,000,000. In addition, an annual bonus of $100,000 is payable if total cellular telephone rental revenues exceed $5,000,000 per annum. The former owner may not engage in any business competing with STC, within a certain geographical area. For the year ended December 31, 1994, approximately $203,000 of fees relating to this agreement were incurred.

               In February 1994, the Company entered into a consulting agreement with a company controlled by the founder of Road and Show. The agreement, which was amended effective September 1, 1994 and expires December 31, 1996, provides for compensation of $205,000 and $200,000 for 1995 and 1996, respectively. In addition, the original agreement provided for the issuance of 31,381 shares of STC common stock, with a value ascribed thereto of $2,500 ($.08 per share). During the term of the agreement and for two years thereafter, the consultant may not compete with STC in the business of renting cellular telephones anywhere in the United States, Mexico and Canada. The consultant also received options to purchase 31,381 shares of STC's common stock at an exercise price, as amended, of $3.675 per share, pursuant to STC's stock option plan.

               In connection with the Access acquisition, the Company has entered into two employment agreements with former owners of Access. Each agreement is for three years expiring in June 1997. If terminated without cause, the Company shall pay all compensation due under the agreements for the lesser of eighteen months or the time remaining in the initial term. Aggregate minimum payments under the agreements during the years ending December 31, 1995, 1996 and 1997 are $330,000, $342,500 and
               $175,000, respectively. In addition, STI assumed a certain contract for telecommunication services requiring annual minimal usage of approximately $4.5 million through October 1998.

                    SHARED TECHNOLOGIES INC. AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS



NOTE 15 -      RELATED PARTY TRANSACTIONS:

               In 1992, the Company issued 12,500 shares of common stock to a Board of Directors member and former shareholder of a Company acquired (BTC). The shares were issued since the Company was unable to obtain the release of his guarantee of certain BTC obligations in connection with the 1992 restructuring (Note 3). The Company has also agreed to indemnify the individual for any future amounts incurred by him related to his guarantee. The fair value of the shares issued was recorded as an expense in 1992.

               As of December 31, 1993, approximately $288,000 had been paid for life insurance premiums made on behalf of the Company's president, which was to be repaid from the proceeds of a $2,500,000 face value life insurance policy which was owned by the president. In January 1994, the beneficiary on the policy was changed to the Company in order to reduce the premium payments required by the Company. As of December 31, 1994, the amount due to the Company for premiums paid exceeded the cash surrender value of the policy by approximately $135,000. Accordingly, the President has agreed to reimburse the Company for this amount.
               The receivable and cash surrender value are reflected in other assets in the accompanying consolidated balance sheets.

NOTE 16 -      SUBSEQUENT EVENTS:

               During January 1995, the Company commenced a private placement to sell to a certain investor 300,000 shares of common stock at $4.25 per share, pursuant to Regulation S of the Securities Act of 1933. In connection with this transaction, the underwriter received a commission of $120,000 and a five year common stock purchase warrant to acquire 30,000 shares of the Company's common stock for $5.00 per share.

               On January 17, 1995, STC filed a complaint against South (which includes its affiliates). The complaint alleges that the failure by South to disclose a certain claim constituted a breach of the asset purchase agreement. STC seeks damages and a declaratory judgement that the payment in the Company's common stock to South, pursuant to the agreement, should be reduced by the amount of any damages caused to the Company by such breach. In addition, the Company seeks indemnification from South, including requiring South to defend the Company from and against such claim.

               On January 27, 1995, South commenced an action against STC alleging, among other things, that STC's failure to deliver to South the Company's common stock under the asset purchase agreement constituted a breach of contract and fraud. South is seeking unspecified actual and punitive damages of not less than $10,000,000. STC sought a stay of this action and is considering depositing the Company's common stock with the Court. Although it has not received an opinion of counsel with regard to this matter, STC believes it has meritorious defenses to this action. In the event of an adverse outcome in this action, the Company does not believe that damages payable would be material unless the market value of the Company's common stock materially decreases prior to delivery thereof.

                         Report of Independent Auditors

The Partners
Access Telecommunications Group, L.P.
Dallas, Texas

We have audited the accompanying balance sheets of Access Telecommunication Group, L.P. (the Partnership) as of December 31, 1993 and 1992, and the related statements of operations, partners' equity (deficit), and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Access Telecommunication Group, L.P. at December 31, 1993 and 1992, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

                                                              /s/ ERNST & YOUNG

April 22, 1994

                      Access Telecommunication Group, L.P.

                                 Balance Sheets

                                                                                          December 31
                                                                                    1992              1991
                                                                                    ----------------------

Assets
Current assets:

     Cash                                                                       $  144,163        $  475,939
     Trade accounts receivable, net of allowance for
         doubtful accounts of $65,472 in 1992 and
         $138,285 in 1991                                                        2,958,048         3,171,114
     Current portion of investment in equipment
         leased to others (Note 4)                                                  63,090            68,789
     Inventories and prepaid expenses                                              948,126            19,275
                                                                                  --------           -------
Total current assets                                                             4,113,427         3,735,117

Investment in subsidiary (Note 1)                                                    1,000                -
Advances to affiliate, at cost (Note 7)                                                 -            142,997
Long-term portion of investment in equipment
     leased to others (Note 4)                                                     153,846           166,807

Furniture and equipment:
     Furniture and equipment (Note 2)                                            1,472,091         1,320,079
     Telecommunication equipment leased pursuant
         to capital leases (Note 3)                                              1,167,728           458,653
                                                                                ----------          --------
                                                                                 2,639,819         1,778,732

     Accumulated depreciation and amortization                                   1,372,319         1,016,203
                                                                                ----------         ---------
                                                                                 1,267,500           762,529
Organization costs, net of accumulated amortization
     of $23,090 in 1992 and $8,063 in 1991                                          62,721            67,070
                                                                                   -------           -------
Total assets                                                                   $ 5,598,494        $4,874,520
                                                                               ===========        ==========


                                                                                          December 31
                                                                                    1992              1991
                                                                                    ----------------------

Liabilities and Partners' (Deficit) Equity
     Current liabilities:

         Current portion of notes payable (Note 2)                              $  390,060        $    9,995
         Accounts payable and accrued liabilities                                4,051,077         3,896,968
         Deferred revenue                                                          169,291            83,968
         Current portion of capital lease obligations (Note 3)                     323,682           207,653
                                                                                  --------          --------
Total current liabilities                                                        4,934,110         4,198,584

Long-term portion of notes  payable (Note 2)                                        75,588                -
Long-term portion of capital lease obligations (Note 3)                            651,768           234,789


Commitments (Notes 3 and 6)

Partners' (deficit) equity:

     General partner                                                                    -           (110,260)
     Limited partners'                                                             (62,972)          551,407
                                                                                  ---------         --------
Total partners' (deficit) equity                                                   (62,972)          441,147


                                                                                  ---------         --------
Total liabilities and partners' (deficit) equity                                 $5,598,494       $4,874,520
                                                                                 ==========       ==========


See accompanying notes.

                      Access Telecommunication Group, L.P.

                             Statement of Operations

                                                                                    Year ended December 31
                                                                                    1992              1991
                                                                                    ----------------------
Revenues (Note 5):
     Shared tenant services and facilities management                          $ 5,920,864       $ 5,081,547
     System sales                                                                2,281,744         1,343,943
     Access plus                                                                 6,891,314         7,730,849
     Consulting and contract services                                              254,151           393,242
     Other operating revenue                                                        44,091            38,958
                                                                                   -------           -------
                                                                                15,392,164        14,588,539

Costs and expenses:
     Shared tenant services and facilities management                            4,019,838         3,777,222
     System sales                                                                1,917,938         1,160,950
     Access plus                                                                 5,561,111         6,226,008
     Consulting and contract services                                               25,248           149,969
     Selling, general, and administrative                                        3,991,345         3,305,532
     Depreciation and amortization                                                 369,773           273,830
                                                                                  --------          --------
                                                                                15,885,253        14,893,511

Other income (expense):
     Interest income                                                                30,428            13,417
     Other income                                                                   32,434            97,125
     Interest expense                                                              (73,892)          (44,705)
     Loss on investment in affiliate (Note 7)                                           -            (31,289)
                                                                                       ---          ---------
Net loss                                                                        $ (504,119)       $ (270,424)
                                                                                ===========       ===========


See accompanying notes.

                      Access Telecommunication Group, L.P.

                    Statements of Partners' (Deficit) Equity

                                              General          General           Limited      Limited      Limited

                                             Partner-1        Partner-2         Partner-1    Partner-2    Partner-3         Total
                                             ------------------------------------------------------------------------------------
Balance at December 31, 1990               $1,063,557              $ -         $ 6,017       $ 3,008           $ -      $1,072,672
     Reallocation adjustment to
         beginning balance                         -                 -             (30)           30             -              -
     Distributions                           (348,517)               -          (7,711)       (4,873)                     (361,101)
     Gross income allocation in
         accordance with partnership
         agreement                             (3,469)               -           1,634         1,835             -              -
     Net income throough
         September 30, 1991                    90,966                -              -             -              -          90,966
                                          ----------------------------------------------------------------------------------------
Balance at September 30, 1991                 802,537                -              -             -              -         802,537
     Transfer of interest from general
         partner to limited partner due
         to amendment of partnership
         agreement                           (802,537)               -              -             -         802,537             -
     Net loss for the period from
         October 1, 1991 through
         December 31, 1991                         -             (3,614)       (70,507)      (36,139)      (251,130)      (361,390)
     Reallocation of losses in
         accordance with partnership
         agreement                                 -           (106,646)        70,507        36,139             -              -
                                          ---------------------------------------------------------------------------------------
Balance at December 31, 1991                       -           (110,260)            -             -         551,407        441,147
     Gross income allocation in
         accordance with partnership
         agreement                                 -            110,260             -             -        (110,260)            -
     Net loss allocation in
         accordance with partnership
         agreement                                 -                 -         (45,000)      (30,000)      (429,119)      (504,119)
                                          -----------------------------------------------------------------------------------------
Balance at December 31, 1992                     $ -               $ -        $(45,000)     $(30,000)      $ 12,028      $ (62,972)
                                          =========================================================================================


See accompanying notes.

                                    Access Telecommunication Group, L.P.

                                           Statement of Cash Flows

                                                                                    Year ended December 31
                                                                                    1992              1991
                                                                                    ----------------------

Operating Activities
Net loss                                                                         $(504,119)       $ (270,424)
Adjustments to reconcile net loss to net cash
     provided by (used in) operating activities:
         Depreciation and amortization                                             369,773           273,830
         Provision for doubtful acounts                                            (72,813)           66,046
         Changes in operating assets and liabilities:
              Trade accounts receivable                                            285,879          (542,780)
              Inventories and prepaid expenses                                    (928,851)           53,452
              Accounts payable and accrued liabilities                             154,109         1,714,073
              Deferred revenue                                                      85,323            43,968
                                                                                ----------------------------
Net cash (used in) provided by operating activities                               (610,699)        1,338,165

Investing Activities
Proceeds from disposal of furniture and equipment                                  773,105           208,121
Purchases of furniture and equipment                                              (903,224)         (569,291)
Capitalization of organization costs                                               (10,678)          (75,133)
                                                                                -----------------------------
Net cash used in investing activities                                             (140,797)         (436,303)

Financing Activities
Investment in subsidiary                                                            (1,000)               -
Investment in and advances to affiliate                                            142,997           (24,200)
Payments received on sales-type leases                                              80,532            49,709
Net increase(decrease) in  notes payable                                           455,653            (4,227)
Payments of capital lease obligations                                             (258,462)         (164,331)
Partners' distributions                                                                 -           (361,101)
                                                                                -----------------------------
Net cash provided by (used in) financing activities                                419,720          (504,150)
                                                                                -----------------------------

Net decrease in cash                                                              (331,776)          397,712
Cash at beginning of year                                                          475,939            78,227
                                                                                ----------------------------
Cash at end of year                                                               $144,163          $475,939
                                                                                ============================

Supplemental Disclosure of Cash Flow Information

Interest paid during the year                                                     $ 68,438          $ 44,705
                                                                                ============================


See accompanying notes.

                      ACCESS TELECOMMUNICATION GROUP, L.P.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1992 AND 1991

1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION

Access Telecommunications Group, L.P. (Access or the Partnership) was formed January 1, 1990, as a Texas limited partnership. The formation of the Partnership originally resulted from the combination of Access Communication Management, a Texas partnership, and Martnet, Inc. (Martnet), a Texas corporation. This combination was accounted for in a manner similar to a pooling of interests, with Martnet serving as general partner and two officers of Access serving as limited partners. On October 1, 1991, the partnership agreement was amended and restated, with Access Telemanagement, Inc. serving as general partner, and a trust and two officers of Access serving as limited partners. On April 15, 1993, the partnership agreement was further amended, effective January 1, 1992 to provide for a change in the method of partnership allocations. The Partnership provides primarily telecommunication services to tenants of office buildings. Telecommunication services include provision of long distance, sales of telecommunication systems and equipment, and management of telecommunication facilities and equipment. The partnership transacts a significant volume of business with entities that are owned by the Trammel Crow Company, a related party.

INVESTMENT IN SUBSIDIARY

Access has formed a wholly owned subsidiary, Access Network Services, Inc., for the primary purpose of providing long distance telecommunication services.

INVESTMENT IN AFFILIATE

Access owns 50% of Access Distribution and Service (ADS), a partnership formed to obtain contracts to install telecommunications wiring in commercial facilities. Access accounts for its investment in ADS using the cost method of accounting.

ALLOCATION OF PROFITS AND LOSSES AND DISTRIBUTION OF CASH FLOW

The partnership agreement provides for the allocation of gross income to the general partner of an amount equal to a preferred return, which accrues at prime plus 1% on unreturned priority capital, as defined ($2,811,175 at December 31, 1992 and 1991). Further, an allocation of 80% of any remaining partnership income will be made until the aggregate amount so allocated equals $989,817. In accordance with the amendment of the partnership agreement, effective October 1, 1991, the rights to the above allocations were acquired by the trust when it became a limited partner. The remainder of the Partnership's

                      ACCESS TELECOMMUNICATION GROUP, L.P.

1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

profits or losses are allocated to the partners in proportion to their respective interests subject to certain limitations with respect to loss allocations.

The partnership agreement further provides for Access to distribute 80% of partnership cash flow, as defined, to the general partner or, after October 1, 1991, to the trust serving as limited partner, until both unpaid preferred returns and unreturned priority capital of $2,811,175 are paid. The remaining 20% of cash flow is to be distributed to the partners in proportion to their respective interests after target liquidity level, as defined, is achieved.

RISK CONCENTRATION

Financial instruments that potentially subject the Partnership to concentrations of credit risk are primarily trade accounts receivable. Concentrations of credit risk with respect to these receivables are limited because of the large number of customers in the Partnership's customer base and their dispersion across different geographic areas. The Company maintains an allowance for losses based upon the expected collectability of all trade accounts receivable.

INVENTORY

Inventory is carried at the lower of cost or market using the first-in, first-out (FIFO) method.

FURNITURE AND EQUIPMENT

Furniture and equipment include equipment leased under capital lease agreements and are recorded at cost. Depreciation and amortization are computed using the straight-line method over the lesser of the estimated useful lives of the assets or the terms of the leases, generally from three to five years.

REVENUE

Telecommunication revenues are recognized when customers use telecommunication services. Sales of telecommunication equipment are recognized upon delivery to the customer.

                      ACCESS TELECOMMUNICATION GROUP, L.P.

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

The results of operations of Access will be included in the income tax returns of the respective partners; accordingly, no provision for income taxes is recorded in the accompanying financial statements.

The Partnership's income tax returns are subject to examination by federal and state taxing authorities. If such examinations result in changes to the Partnership's income, the taxable income of the partners will be changed accordingly.

2.  NOTES PAYABLE

Notes payable consisted of notes to vendors and a lender with interest rates ranging from 6% to 14.44%. The notes are collateralized by telecommunications and computer equipment. Maturities of notes payable at December 31, 1992, are as follows:

                  1993                                                  $390,060
                  1994                                                    37,800
                  1995                                                    37,788
                                                                      ----------
                                                                        $465,648
                                                                      ==========

3.  LEASE COMMITMENTS

Access leases certain equipment pursuant to both noncancelable operating and capital lease agreements and leases office space pursuant to operating leases. The capital leases have terms from two to five years and provide for the purchase of equipment for a nominal amount or at fair market value at the end of the lease. The Partnership's operating leases are generally renewable at the end of the lease terms. The operating leases for equipment provide for the purchase of the equipment at the end of the lease terms.

Certain of Access' lease agreements for office space are with related parties. During 1992 and 1991, Access incurred rent expense totaling approximately $361,000 and $273,000, respectively, for leases with related parties.

                      ACCESS TELECOMMUNICATION GROUP, L.P.

3.  LEASE COMMITMENTS (CONTINUED)

Following is a schedule of future minimum lease payments under both capital and operating noncancelable leases as of December 31, 1992:

                                                               Capital              Operating
         1993                                                   $ 390,421             $ 553,870
         1994                                                     278,899               484,220
         1995                                                     216,080               372,266
         1996                                                     147,924               110,672
         1997                                                      79,325                13,993
                                                            -----------------------------------
                                                                1,112,649            $1,535,021
                                                                                     ==========
         Amount representing interest                            (137,199)
                                                            --------------
         Future minimum lease payments                          $ 975,450
                                                            ==============

Total rent expense for operating leases was $802,359 and $712,200 for the years ended December 31, 1992 and 1991, respectively. Amortization of leased assets is included in depreciation and amortization expense.

4.  NET INVESTMENT IN EQUIPMENT LEASED TO OTHERS

The partnership leases equipment to others under sales-type leases. Certain of these leases are with related parties. Future minimum lease payments due from related parties totaled $35,024 and $43,815 as of December 31, 1992 and 1991 respectively.

Following are the future minimum lease payments as of December 31, 1992:

         1993                                                $ 88,438
         1994                                                  75,342
         1995                                                  59,235
         1996                                                  46,880
         1997 and thereafter                                    6,372
                                                           ----------
                                                              276,267

         Amount representing interest                         (59,331)
                                                            ---------
         Net investment in equipment leased to others        $216,936
                                                           ==========

                      ACCESS TELECOMMUNICATION GROUP, L.P.

5.  RELATED PARTY TRANSACTIONS

The Partnership provides telecommunications services to certain related parties, including entities that are owned by the Trammell Crow Company. Revenues generated from all related parties during 1992 and 1991 totaled approximately $3,287,214 and $3,173,856, respectively. (Also, see Notes 1, 2, 3 and 4).

6.  COMMITMENT

Under the terms of the Partnership's agreements with some of its primary long distance usage providers, Access is committed to purchase certain minimum usage amounts each year from 1993 through 1997.

7.  INVESTMENT IN AND ADVANCES TO AFFILIATE

During 1991, the investment in ADS of $31,289 was written off since Access did not expect to recover its investment. The advances of $142,997 recorded as of December 1991 were realized during 1992.

8.  DEFINED CONTRIBUTION 401(K) PLAN

Access provides a 401(k) plan for all employees, once enrollment requirements for participation are met. Access matches employee contributions up to a defined maximum percentage. This plan was initiated during 1991. Approximately $26,433 and $8,700 represent employer matching contributions recognized as expense in 1992 and 1991, respectively.

                      Access Telecommunication Group, L.P.

                                 Balance Sheets

                                                                                   December 31
                                                                              1993             1992
                                                                              ---------------------
ASSETS
Current assets:

     Cash                                                             $       76,005     $    144,163
     Trade accounts receivable, net of allowance for
         doubtful accounts of $118,146 in 1993 and
         $65,472 in 1992                                                   3,178,635        2,958,048
     Current portion of investment in equipment
         leased to others (Note 4)                                           103,089           63,090
     Inventories and prepaid expenses                                         31,178          948,126
     Due from affiliate (Note 7)                                              14,455              --
                                                                             -------             ---
Total current assets                                                       3,403,362        4,113,427

Investment in subsidiary                                                       1,000            1,000
Long-term portion of investment in equipment
     leased to others (Note 4)                                               282,939          153,846

Furniture and equipment:
     Furniture and equipment                                               2,011,455        1,472,091
     Telecommunication equipment leased pursuant
         to capital leases (Note 3)                                        1,345,340        1,167,728
                                                                          ----------       ----------
                                                                           3,356,795        2,639,819

     Accumulated depreciation and amortization                             1,596,939        1,372,319
                                                                          ----------       ----------
                                                                           1,759,856        1,267,500

Organization costs, net of accumulated amortization
     of $40,252 in 1993 and $23,090 in 1992                                   55,659           62,721
                                                                             -------          -------
Total assets                                                            $  5,502,816     $  5,598,494
                                                                        ============     ============





                                                                                   December 31
                                                                              1993             1992
                                                                              ---------------------

LIABILITIES AND PARTNERS' EQUITY (DEFICIT)
Current liabilities:
     Current portion of notes payable (Note 2)                          $     75,000    $     390,060
     Accounts payable                                                      3,073,269        3,551,707
     Accrued liabilities                                                     111,572           71,085
     Taxes payable                                                           383,061          428,285
     Deferred revenue                                                        444,866          169,291
     Current portion of capital lease obligations (Note 3)                   451,241          323,682
                                                                            --------         --------
Total current liabilities                                                  4,539,009        4,934,110


Long-term portion of notes payable                                               --            75,588
Long-term portion of capital lease obligations (Note 3)                      896,269          651,768


Commitments (Notes 3 and 6)

Partners' equity (deficit):
     General partner                                                             --               --
     Limited partners'                                                        67,538          (62,972)
                                                                             -------         ---------
Total partners' equity (deficit)                                              67,538          (62,972)


                                                                             -------         ---------
Total liabilities and partners' equity (deficit)                         $ 5,502,816      $ 5,598,494
                                                                         ===========      ===========



See accompanying notes.

                      Access Telecommunication Group, L.P.

                            Statements of Operations

                                                                             Year ended December 31
                                                                              1993             1992
                                                                              ---------------------
Revenues (Note 5):
     Shared tenant services                                              $ 6,717,431      $ 5,097,984
     System sales                                                          3,918,585        2,334,766
     AccessPlus                                                            7,507,254        7,546,121
     Consulting and contract services                                        390,214          369,202
     Other operating revenue                                                 127,022           44,091
                                                                            --------          -------
                                                                          18,660,506       15,392,164

Costs and expenses:
     Shared tenant services                                                4,040,923        3,587,274
     Systems sales                                                         3,523,974        1,947,257
     AccessPlus                                                            6,061,141        5,952,501
     Consulting and contract services                                         41,730           37,103
     Selling, general, and administrative                                  4,216,811        3,991,345
     Depreciation and amortization                                           604,116          369,773
                                                                            --------         --------
                                                                          18,488,695       15,885,253

Other income (expense):
     Interest income                                                          38,758           30,428
     Other income                                                             85,019           32,434
     Interest expense                                                        (96,160)         (73,892)
     Loss on investment in affiliate (Note 7)                                (68,918)             --
                                                                            --------             ---
Net income (loss)                                                          $ 130,510       $ (504,119)
                                                                           =========       ==========


See accompanying notes.

                      Access Telecommunication Group, L.P.

                    Statements of Partners' Equity (Deficit)

                                         GENERAL        LIMITED         LIMITED       LIMITED

                                         PARTNER       PARTNER-1       PARTNER-2     PARTNER-3     TOTAL
                                         ---------------------------------------------------------------

Balance at December 31, 1991            $(110,260)         $ --            $ --    $  551,407   $  441,147
   Gross income allocation in
     accordance with partnership

     agreement                            110,260            --              --      (110,260)         --
   Net loss allocation in
     accordance with partnership

     agreement                                --         (45,000)        (30,000)    (429,119)    (504,119)
                                   ------------------------------------------------------------------------
Balance at December 31, 1992             --              (45,000)        (30,000)      12,028      (62,972)
   Net income allocation in
     accordance with partnership

     agreement                          --                   --              --       130,510      130,510
                                   -----------------------------------------------------------------------
Balance at December 31, 1993       $     --             $(45,000)       $(30,000)   $ 142,538    $  67,538
                                   =======================================================================


See accompanying notes.

                      Access Telecommunication Group, L.P.

                             Statement of Cash Flows

                                                                             YEAR ENDED DECEMBER 31

                                                                              1993             1992
                                                                      -----------------------------
OPERATING ACTIVITIES
Net income (loss)                                                      $     130,510    $    (504,119)
Adjustments to reconcile net income (loss) to net cash
     provided by (used in) operating activities:
         Depreciation and amortization                                       604,116          369,773
         Provision for doubtful accounts                                     138,000          183,607
         Changes in operating assets and liabilities:
              Trade accounts receivable                                     (358,587)          29,459
              Inventories and prepaid expenses                               916,948         (928,851)
              Due from affiliate                                             (14,455)             --
              Accounts payable and accrued liabilities                      (483,175)         154,109
              Deferred revenue                                               275,575           85,323
                                                                      -------------------------------
Net cash provided by (used in) operating activities                        1,208,932         (610,699)

INVESTING ACTIVITIES

Proceeds from disposals of furniture and equipment                           859,469          773,105
Purchases of furniture and equipment                                      (1,400,293)        (903,224)
Capitalization of organization costs                                         (10,100)         (10,678)
                                                                      --------------------------------
Net cash used in investing activities                                       (550,924)        (140,797)

FINANCING ACTIVITIES

Investment in subsidiary                                                         --            (1,000)
Investment in and advances to affiliate                                          --           142,997
Payments received on sales-type leases                                        93,041           80,532
Net (decrease) increase in notes payable                                    (390,648)         455,653
Payments of capital lease obligations                                       (428,559)        (258,462)
                                                                      --------------------------------
Net cash provided by (used in) financing activities                         (726,166)         419,720
                                                                      -------------------------------

Net decrease in cash                                                         (68,158)        (331,776)
Cash at beginning of year                                                    144,163          475,939
                                                                      -------------------------------
Cash at end of year                                                   $       76,005    $     144,163
                                                                      ===============================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Capital leases entered into during the year                           $      800,619    $     773,105
                                                                      ===============================

Interest paid during the year                                         $       96,585   $       68,438
                                                                      ===============================


See accompanying notes.

                      Access Telecommunication Group, L.P.

                          Notes to Financial Statements

                           December 31, 1993 and 1992

1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND BASIS OF PRESENTATION

Access  Telecommunication  Group,  L.P.  (Access or the  Partnership) was formed
January 1, 1990, as a Texas limited partnership. The formation of the Partnership originally resulted from the combination of Access Communication Management, a Texas partnership, and Martnet, Inc. (Martnet), a Texas corporation. This combination was accounted for in a manner similar to a pooling of interests, with Martnet serving as general partner and two officers of Access serving as limited partners. On October 1, 1991, the partnership agreement was amended and restated, with Access Telemanagement, Inc. serving as general partner, and a trust and two officers of Access serving as limited partners. On April 15, 1993, the partnership agreement was further amended, effective January 1, 1992 to provide for a change in the method of partnership allocations. The Partnership primarily provides telecommunication services to tenants of office buildings. Telecommunication services include provision of long distance, sales of telecommunication systems and equipment, and management of telecommunication facilities and equipment. The Partnership transacts a significant volume of business with entities that are owned by the Trammel Crow Company, a related party.

INVESTMENT IN SUBSIDIARY

Access has formed a wholly owned subsidiary, Access Network Services, Inc., for the primary purpose of providing long distance telecommunication services. This subsidiary has had no operating activity during 1993 and 1992.

INVESTMENT IN AFFILIATE

Access owns 50% of Access Distribution and Service (ADS), a partnership formed to obtain contracts to install telecommunications wiring in commercial facilities. Access accounts for its investment in ADS using the cost method of accounting (see Note 7).

ALLOCATION OF PROFITS AND LOSSES AND DISTRIBUTION OF CASH FLOW

The partnership agreement provides for the allocation of gross income to the general partner of an amount equal to a preferred return, which accrues interest at prime plus 1%, on unreturned priority capital, as defined ($2,788,486 plus accrued interest of approximately $477,000 and $282,000 at December 31, 1993 and 1992, respectively). Further, an allocation of 80% of any remaining partnership income will be made until the

                      Access Telecommunication Group, L.P.

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

aggregate amount so allocated equals $989,817. In accordance with the amendment of the partnership agreement, effective October 1, 1991, the rights to the above allocations were acquired by the trust when it became a limited partner. The remainder of the Partnership's profits or losses are allocated to the partners in proportion to their respective interests subject to certain limitations with respect to loss allocations.

The partnership agreement further provides for Access to distribute 80% of partnership cash flow, as defined, to the general partner or, after October 1, 1991, to the trust serving as limited partner, until both unpaid preferred returns and unreturned priority capital are paid. The remaining 20% of cash flow is to be distributed to the partners in proportion to their respective interests after a target liquidity level, as defined, is achieved.

RISK CONCENTRATION

Financial instruments that potentially subject the Partnership to concentrations of credit risk are primarily trade accounts receivable. Concentrations of credit risk with respect to these receivables are limited because of the large number of customers in the Partnership's customer base and their dispersion across different geographic areas. The Partnership maintains an allowance for losses based upon the expected collectibility of all trade accounts receivable.

INVENTORY

Inventory is carried at the lower of cost or market using the first-in, first-out (FIFO) method.

FURNITURE AND EQUIPMENT

Furniture and equipment include equipment leased under capital lease agreements and are recorded at cost. Depreciation and amortization are computed using the straight-line method over the lesser of the estimated useful lives of the assets or the terms of the leases, generally from three to five years.

REVENUE

Telecommunication revenues are recognized when customers use telecommunication services. Sales of telecommunication equipment are recognized upon delivery to the customer.

                      Access Telecommunication Group, L.P.

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INCOME TAXES

The results of operations of Access will be included in the income tax returns of the respective partners; accordingly, no provision for income taxes is recorded in the accompanying financial statements.

The Partnership's income tax returns are subject to examination by federal and state taxing authorities. If such examinations result in changes to the Partnership's income, the taxable income of the partners will be changed accordingly.

RECLASSIFICATIONS

Certain reclassifications were made to the 1992 financial statements in order to conform to the current year presentation.

2.   NOTES PAYABLE

At December 31, 1993, notes payable consisted of notes to two of the limited partners. These notes bear interest at 7% per annum and are due in full, with accrued interest, on July 1, 1994.

At December 31, 1992, notes payable consisted of notes to vendors and a lender with interest rates ranging from 6% to 14.44%. The notes are collateralized by telecommunication and computer equipment. During 1993, the vendor notes have been paid in full and the lender notes have been reclassified as capital lease obligations.

3.   LEASE COMMITMENTS

Access leases certain equipment pursuant to both noncancelable operating and capital lease agreements and lease office space pursuant to operating leases. Included in these commitments is financing provided through sale/leaseback arrangements. During 1993 and 1992, the Partnership sold equipment for approximately $858,000 and $773,000, respectively, and is leasing it back via capital leases. Any gains on these transactions have been deferred and are being recognized over the length of the lease agreements. The capital leases have terms from two to five years and provide for the purchase of equipment for a nominal amount or at fair market value at the end of the lease. The Partnership's operating leases are generally renewable at the end of the lease. terms. The operating leases for equipment provide for the purchase of the equipment at the end of the lease terms.

                      Access Telecommunication Group, L.P.

3.   LEASE COMMITMENTS (CONTINUED)

Certain of Access' lease agreements for office space are with related parties. During 1993 and 1992, Access incurred rent expense totaling approximately $357,000 and $361,000, respectively, for leases with related parties.

Following is a schedule of future minimum lease payments under both capital and operating noncancelable leases as of December 31, 1993:

                                             Capital              Operating

         1994                              $   543,449          $   484,220
         1995                                  427,643              372,266
         1996                                  275,397              110,673
         1997                                  206,798               13,993
         1998                                   90,905                  --
                                         ---------------------------------
                                             1,544,192        $     981,152
                                                              =============
         Amount representing interest         (196,682)
                                         --------------
         Future minimum lease payments   $   1,347,510
                                         =============

Total rent expense for operating leases was $624,608 and $802,359, for the years ended December 31, 1993 and 1992, respectively. Amortization of leased assets is included in depreciation and amortization expense.

4.   NET INVESTMENT IN EQUIPMENT LEASED TO OTHERS

The Partnership leases equipment to others under sales-type leases. Certain of these leases are with related parties. Future minimum lease payments due from related parties totaled $107,386 and $35,024, as of December 31, 1993 and 1992, respectively.

Following are the future minimum lease payments due to the Partnership as of December 31, 1993:

                  1994                                               $  146,358
                  1995                                                  127,562
                  1996                                                  110,876
                  1997                                                   70,367
                  1998 and thereafter                                    31,998
                                                                  -------------
                                                                        487,161

                  Amount representing interest                         (101,133)
                                                                  --------------
                  Net investment in equipment leased to others       $  386,028
                                                                  =============

                      Access Telecommunication Group, L.P.

5.   RELATED PARTY TRANSACTIONS

The Partnership provides telecommunications services to certain related parties, including entities that are owned by the Trammell Crow Company. Revenues generated from all related parties during 1993 and 1992 totaled approximately $4,260,536 and $3,287,214, respectively (see Notes 1, 2, 3, and 4).

6.   COMMITMENTS

Under the terms of the Partnership's agreements with certain of its primary long distance usage providers, Access is committed to purchase certain minimum usage amounts each year from 1994 through 1997.

7.   INVESTMENT IN AFFILIATE

The Partnership's investment in ADS was written off in 1991 since Access did not expect to recover its investment. ADS was inactive during 1992 and 1993. Access is negotiating with the other 50% partner for the settlement and liquidation of ADS. Accordingly, Access reported a loss and receivable resulting from the anticipated settlement and liquidation.

8.   DEFINED CONTRIBUTION 401(K) PLAN

Access provides a 401(k) plan for all employees, once enrollment requirements for participation are met. Access matches employee contributions up to a defined maximum percentage. This plan was initiated during 1991. Approximately $31,418 and $26,433 represent employer matching contributions recognized as expense in 1993 and 1992, respectively.

Access Communication
Balance Sheet
April 30, 1994

(Unaudited)

                  ASSETS                                             APR

CURRENT ASSETS

     Cash in Bank                                                  (252,880)
     Accounts Receivable                                          3,152,430
     Allowance for Bad Debt                                        (154,831)
     Lease Receivable                                               103,562
     Prepaid Expenses                                                 8,527
     Inventory                                                       28,007
     A/R - ADS                                                       14,455
                                                              -------------

     TOTAL CURRENT ASSETS                                         2,899,270

PROPERTY & EQUIPMENT

     Property & Equipment                                         3,538,471
     Accum. Depreciation                                         (1,807,470)
                                                              -------------

     NET PROPERTY & EQUIPMENT                                     1,731,001

OTHER ASSETS

     Investment in ANS                                                1,000
     Net Organization Costs                                          49,152
     Other Assets                                                     1,955
     LT Lease Receivable                                            248,792
                                                              -------------

     TOTAL ASSETS                                               $ 4,931,171
                                                              =============

                           LIABILITIES & EQUITY

CURRENT LIABILITIES

     Accounts Payable                                             1,629,467
     SDN Payable                                                     62,767
     Sprint Payable                                                  15,106
     VTNS Payable                                                   713,948
     Taxes Payable                                                  412,177
     Current Deferred Revenue                                       295,772
     Current Capital Lease Obligation                               468,075
                                                              -------------

     TOTAL CURRENT LIABILITIES                                    3,597,312

LONG TERM LIABILITIES

     LT Capital Lease                                               883,712
     LT Deferred Revenue                                             97,999
     Notes Payable                                                   79,755
                                                              -------------

TOTAL LONG TERM LIABILITIES                                       1,061,466

TOTAL LIABILITIES                                                 4,658,779

                  EQUITY

     Retained Earnings                                               67,538
     Current Year P&L                                               204,854
                                                              -------------

TOTAL EQUITY                                                        272,392

TOTAL LIABILITIES & EQUITY                                      $ 4,931,171
                                                              =============

Access Communication
Income Statement

For the Four Months Ending April 30, 1994
(Unaudited)

                                                                     YTD

OPERATING REVENUE

     STS                                                          2,532,515
     SYSTEM SALES                                                   768,948
     CONTRACT SERVICES                                              225,178
     ACCESSPLUS                                                   2,305,447
                                                              -------------

     TOTAL OPERATING REVENUE                                      5,832,088

COST OF SALES

     STS                                                          1,471,811
     SYSTEM SALES                                                   548,919
     CONTRACT SERVICES                                               38,089
     ACCESSPLUS                                                   1,827,450
     MISC COST OF SALES                                              10,796
                                                              -------------

     TOTAL COST OF SALES                                          3,897,065
                                                              -------------

     GROSS MARGIN                                                 1,935,024

     GROSS MARGIN %                                                  33.18%

     SALARIES & RELATED                                             821,239
     TRAVEL & RELATED                                                15,801
     GENERAL & ADMIN                                                643,657
     MISCELLANEOUS                                                  319,801
                                                              -------------

     TOTAL G&A EXPENSES                                           1,800,498
                                                              -------------

     TOTAL EXPENSES                                               5,697,563
                                                              -------------

     NON-OPERATING REVENUE                                           70,328
                                                              -------------

     NET INCOME (LOSS)                                             $204,854

     ADD D&A                                                        216,917

     ADD INTEREST EXPENSE                                            35,004

     LESS INTEREST INCOME                                           (18,161)
                                                              -------------

     EBITDA                                                        $438,613
                                                              =============

                                            ACCESS COMMUNICATION
                                           STATEMENT OF CASH FLOWS
                                  FOR THE FOUR MONTHS ENDED APRIL 30, 1994
                                                 (UNAUDITED)

Operating Activities

Net Income                                                                               $204,854

Adjustments  to  reconcile   net  income  to  net  cash  provided  by  operating
     activities:

         Depreciation & amortization                                                      216,917
         Provision for doubtful accounts                                                   40,000
         Changes in operating assets and liabilities:
         Decrease (Increase) in trade accounts receivable                                 141,036
         Decrease (Increase) in prepaid expenses and inventories                           (7,311)
         Increase (Decrease) in accounts payable and accrued liabilities                 (729,682)
         Increase(Decrease) in deferred revenue                                           (51,095)
                                                                                        ---------

Net cash provided by (used in) operating activities                                      (185,281)

Investing Activities

Proceeds from disposals of furniture and equipment                                        174,623
Purchases of furniture and equipment                                                     (199,139)
Capitalization of organization costs                                                          121
                                                                                        ---------

Net cash provided by (used in) investing activities                                       (24,395)

Financing Activities

Payments received on sales-type leases                                                     33,674
Payments on capital lease obligations                                                    (152,883)
                                                                                        ----------
Net cash provided by (used in) financing activities                                      (119,209)


Net increase (decrease) in cash                                                          (328,885)
Cash at beginning of year                                                                  76,005
                                                                                        ----------
Cash at end of month                                                                     (252,880)
                                                                                        ==========


          INDEPENDENT AUDITORS' REPORT


          To the Partners of
          Road and Show South, Ltd. and Affiliates


          We have audited the accompanying combined balance sheet of Road and Show South, Ltd. and Affiliates as of November 30, 1993 and the related combined statements of operations, partners' capital and cash flows from March 15, 1992 (date of inception) to December 31, 1992 and for the eleven months ended November 30, 1993. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Road and Show South, Ltd. and Affiliates as of November 30, 1993, and the results of its operations and its cash flows from March 15, 1992 (date of inception) to December 31, 1992 and for the eleven months ended November 30, 1993, in conformity with generally accepted accounting principles.


          Rothstein, Kass & Company, P.C.

          Roseland,  New Jersey
          October 7, 1994



          ROAD AND SHOW SOUTH, LTD. AND AFFILIATES
          COMBINED BALANCE SHEET
          NOVEMBER 30, 1993

          ASSETS

          Current assets
                          Cash                           $168,952
                          Accounts receivable, less
                          allowance
                          for doubtful accounts of
                          $8,246                           32,185
                          Lease receivable                 55,619
                          Prepaid expenses and
                          other current assets             14,792
                                                          -------

                                Total current                           $271,548
                           assets

                           Telecommunications and
                           office equipment,
                           less accumulated                              276,893
                           depreciation of
                           $176,206
          Other assets
                           Licensing fees, less
                           accumulated amortization
                           of $40,417                     459,583
                           Goodwill, less
                           accumulated amortization
                           of $4,979                       51,921
                           Deposits                    13,545
                                                     --------
                                                                         525,049
                                                                        --------

          LIABILITIES AND PARTNERS' CAPITAL                           $1,073,490
                                                                      ----------
                                                                      ----------

          Current liabilities
                           Accounts payable and
                           other current                 $255,163
                           liabilities
                           Note payable, related
                           party                           50,000
                           Due to affiliate                36,866
                                                          -------
                               Total current                            $342,029
                           liabilities
          Commitment

          Partners' capital                                              731,461
                                                                        --------
                                                                      $1,073,490
                                                                      ----------


          ROAD AND SHOW SOUTH, LTD. AND AFFILIATES
          COMBINED STATEMENTS OF OPERATIONS

                                            March 15, 1992
                                            (date of inception)  Eleven Months
                                            to December 31,      Ended November
                                            1992                 30, 1993
                                            -------------------  --------------
                                                                 -

          Revenues                                   $1,566,370       $2,081,553
          Cost of revenues                            1,038,721        1,074,405
                                                    -----------       ----------

          Gross margin                                  527,649        1,007,148

          Selling, general and
          administrative expenses                     1,863,040        1,597,905
                                                   ------------     ------------

          Loss from operations                      (1,335,391)        (590,757)

          Interest income (expense), net                 32,591           11,018
                                                       --------         --------

          Net loss                                 $(1,302,800)       $(579,739)
                                                 --------------     ------------


          ROAD AND SHOW SOUTH, LTD. AND AFFILIATES
          COMBINED STATEMENTS OF PARTNERS' CAPITAL

          Partners'  contributions,  March  15,  1992  through        $2,629,000
          December 31, 1992

          Net loss                                                   (1,302,800)
                                                                ----------------

          Partners' capital, December 31, 1992                         1,326,200

          Partners' contributions                                        100,000

          Partners' withdrawals                                        (115,000)

          Net loss                                                     (579,739)
                                                                ----------------

          Partners' capital, November 30, 1993                          $731,461
                                                                       ---------
                                                                       ---------


          ROAD AND SHOW SOUTH, LTD AND AFFILIATES
          COMBINED STATEMENTS OF CASH FLOWS

                                                     March 15,
                                                     1992 (date    Eleven
                                                     of            Months
                                                     inception)    Ended
                                                     to December   November
                                                     31, 1992      30, 1993
                                                     ------------  -----------
                                                     -             -
          Cash flows from operating activities
             Net loss                                 $(1,302,800)   $(579,739)
             Adjustments to reconcile net loss to
          net
             cash used in operating activities
                   Depreciation                            118,633      150,906
                   Amortization                             21,449       35,935
                   Provision for doubtful accounts          44,128       89,405
                   Increase (decrease) in cash
                   attributable to changes in
          assets
                   and liabilities
                   Accounts receivable                   (146,212)     (19,506)
                   Prepaid expenses and other             (59,057)       44,265
          current
                   assets
                   Accounts payable and other              427,318    (172,155)
          current                                         --------  -----------
                   liabilities
          Net cash used in operating activities          (896,541)    (450,889)
                                                         ---------   ----------

          Cash flows from investing activities
                   Purchases of equipment                (809,922)
                   Proceeds of assets disposed                          263,490
                   Purchases of intangible assets        (568,888)
                  (Purchase) maturity of                 (150,000)      150,000
          certificates
                   of deposit
                  Proceeds from (payments for)            (37,960)       24,415
                  deposits
                  Advance under financing lease          (500,000)
                  obligations
                  Collections under financing lease        251,892      192,489
                  obligations                             --------  -----------
          Net cash provided by (used in) investing     (1,814,878)      630,394
          activities                                   -----------   ----------

          Cash flows from financing activities
                  Proceeds from notes payable              150,000
                  Advances from affiliate                                36,866
                  Partners' withdrawals                               (115,000)
                                                                    -----------
                                                                              -
                  Partners' capital contributions        2,629,000
                                                       -----------
          Net cash provided by (used in) financing       2,779,000     (78,134)
          activities                                   -----------  -----------

          Net increase in cash                              67,581      101,371

          Cash, beginning of period                                      67,581
                                                                    -----------
                                                                              -

          Cash, end of period                              $67,581     $168,952
                                                         ---------    ---------

          Supplemental Schedule of Noncash
          Financing Activities
          Note payable to partner contributed
          to capital                                                   $100,000
                                                                     ----------

          Note 1
          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Principles of Combination
          The combined financial statements include the accounts of Road and Show South, Ltd. and its affiliates, Road and Show North, Ltd., Road and Show Denver, Ltd. and Road and Show Hawaii, Ltd. (collectively the Partnership). These partnerships are under common control and while their statements have been combined, the financial position, results of operations and cash flows presented herein, do not represent those of a single legal entity. All material intercompany accounts and transactions have been eliminated in combination.

          Line of Business
          -----------------
          The Partnership provides short-term portable cellular telephone services in certain regions in the United States.

          Telecommunications and Office Equipment
          ---------------------------------------
          Telecommunications and office equipment is  stated at cost.   The
          Partnership records depreciation on the straight line method over the estimated useful lives of the assets as follows:

          Telecommunications equipment       3 years
          Office equipment                   5 years

          Intangible Assets
          -----------------
          Goodwill represents the excess of cost over the net assets of an acquired business which is amortized over 20 years from the acquisition date. The Partnership monitors the profitability of the acquired operation to assess whether any impairment of recorded goodwill has occurred.

          Licensing fees relate to the costs of acquiring a license for short-term cellular telephone rental operations within certain regions of the United States. These costs are amortized over 20 years.

          Income Taxes
          ---------------
          Each partnership files separate income tax returns. The taxable income (loss) of each partnership, which may differ from income
          (loss) reported under generally accepted accounting principles, is includable in the tax returns of the individual partners.

          Note 2
          TELECOMMUNICATIONS AND OFFICE EQUIPMENT

          Telecommunications and office equipment consist of the following at November 30, 1993:

          Telecommunications equipment              $301,373
          Office equipment                           151,726
                                                    --------
                                                     453,099
          Accumulated depreciation                   176,206
                                                     -------
                                                    $276,893
                                                    --------

          Depreciation expense from March 15, 1992 (date of inception) to December 31, 1992 and for the eleven months ended November 30, 1993 was $118,633 and $150,906, respectively.

          Note 3
          LEASE RECEIVABLE

          Lease financing consists of direct financing leases. Income on direct financing leases is recognized by a method which provides a constant periodic rate of return on the outstanding investment in the lease.

          The Partnership leases cellular telephones  to a partner under  a
          lease which expires in February 1994.   Interest income for  1992
          and 1993 is approximately $30,000 and $15,000, respectively.

          Note 4
          NOTE PAYABLE, RELATED PARTY

          The note payable, to a related party, is due on demand, and bears interest at 10% per annum. The note was repaid in December 1993.

          Note 5
          DUE TO AFFILIATE

          Amounts due to affiliate are non-interest bearing advances payable on demand.

          Note 6
          COMMITMENT

          The Partnership leases office facilities in various locations. The leases expire in various years through May 1997. Future minimum aggregate annual rental payments as of November 30, 1993 are as follows:

          Years ending
          November 30,

          1994               $84,856
          1995                29,710
          1996                16,731
          1997                 8,070


          Rent expense from March 15, 1992 (date of inception) to December 31, 1992 and for the eleven months ended November 30, 1993 was $73,320 and $115,990, respectively.

          Note 7
          DEPENDENCE UPON KEY RELATIONSHIPS   MAJOR CUSTOMERS

          Approximately 43% of the Partnership's revenues for the eleven months ended November 30, 1993 were attributable to cellular telephone rentals made to customers of a national car rental company. The Partnership's agreement with the company is terminable on 90 days notice. The termination of this agreement would have a material adverse effect on the Partnership.

          Note 8
          SUBSEQUENT EVENT

          On December 1,  1993, the Partnership  sold substantially all  of
          its  assets  (excluding  cash)  less  liabilities  assumed,   for
          approximately $1,250,000 and ceased operations.

          INDEPENDENT AUDITORS' REPORT

          To the Board of Directors of
          Shared Technologies Cellular, Inc.


          We have audited the accompanying statement of net assets acquired from Road and Show Cellular East, Inc. as of October 1, 1993 and the related statements of revenues and direct expenses for the year ended December 31, 1992 and the nine months ended September 30, 1993. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets acquired from Road and Show Cellular East, Inc. as of October 1, 1993 and the statements of revenues and direct expenses for the year ended December 31, 1992 and the nine months ended September 30, 1993, in conformity with generally accepted accounting principals.


          Rothstein, Kass & Company, P.C.

          Roseland, New Jersey
          October 14, 1994


          SHARED TECHNOLOGIES CELLULAR, INC.
          STATEMENT OF  NET ASSETS  ACQUIRED FROM  ROAD AND  SHOW  CELLULAR
          EAST, INC.

          OCTOBER 1, 1993


          Assets acquired:
          Telecommunications equipment         $122,500
          Office equipment                      100,000
          Goodwill                              896,541
                                             ----------
                                             $1,119,041

          Liabilities assumed:
          Note payable                         86,250
          Capital leases payable              282,546
                                            ---------
                                              368,796


          Net Assets Acquired                 750,245
                                             ---------
                                             ---------


          See accompanying notes to financial statements


          SHARED TECHNOLOGIES CELLULAR, INC.
          STATEMENTS OF REVENUES AND DIRECT EXPENSES OF
          ROAD AND SHOW CELLULAR EAST, INC.
          YEAR ENDED DECEMBER 31, 1992 AND NINE MONTHS
          ENDED SEPTEMBER 30, 1993
                                                            1992        1993
        Revenues:
            Telephone usage and related revenue          $2,595,366  $1,311,855
            License sales                                   902,500
                                                           --------   ---------
                                                          3,497,866   1,311,855
        Cost of revenues:
            Telephone usage costs                         1,017,997     527,068
            Commissions                                     373,723     180,945
            Supplies                                         36,248      11,594
            Depreciation and amortization                   150,000      82,302
                                                          ---------    --------
                                                          1,577,968     801,909
        Gross Margin                                      1,919,898     509,946

        Selling, general and administrative expenses      1,544,727     661,390

        Operating income (loss)                             375,171   (151,444)

        Interest expense                                     51,189      22,185
                                                           --------     -------
        Income (loss) before income taxes                  $322,982  $(173,629)
                                                          ---------  ----------
                                                          ---------  ----------


          See accompanying notes to financial statement


          SHARED TECHNOLOGIES CELLULAR, INC.
          NOTES TO FINANCIAL STATEMENTS

          Note 1
          BASIS OF PRESENTATION

          On October 1, 1993, Shared Technologies Cellular, Inc. (STC) commenced management of and subsequently acquired the net assets and assumed certain liabilities of Road and Show Cellular East, Inc. (East). Prior to the sale of East to STC, East acquired certain assets of Road and Show Cellular, Inc. (Cellular). Cellular's accounting records were maintained together with a related entity, Road and Show Cars, Inc. The combined statements of revenues and direct expenses include only the revenues and direct expenses of Cellular and East for the year ended December 31, 1992 and the nine months ended September 30, 1993.

          The statements of revenues and direct expenses include an allocation of selling, general, and administrative expenses from Road and Show Cars, Inc., an affiliated company. Allocations of these expenses are based on the relevant revenues to total revenues, which management believes is a reasonable basis of allocation. The revenues and direct expenses specifically identified to businesses not acquired were not included in the statements of revenues and direct expenses.

          The operating results of Cellular do not include a provision for income taxes.

          No amortization of goodwill is included in the statements of revenues and direct expenses since the assets were acquired after September 30, 1993.

          Note 2
          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          Telecommunications and Office Equipment
          ---------------------------------------
          Telecommunications and office equipment is stated at cost. The Company records depreciation and amortization on the straight line method over the estimated useful lives of the assets as follows:

          Telecommunications equipment          3 years
          Office equipment                      3-5 years

          Intangible Assets
          -----------------

          Goodwill represents the excess of costs over the net assets of acquired businesses which is amortized over 20 years from the respective acquisition dates. The Company monitors the profitability of the acquired operations to assess whether any impairment of recorded goodwill has occurred.

          Revenue Recognition
          -------------------
          Revenues are recognized as services are performed. The Company invoices certain customers monthly, in advance, for line charges and defers recognition of these revenues until the service is provided. Initial license fee revenue is recognized once all material services or conditions relating to the sale have been substantially performed.

          Note 3
          NOTE PAYABLE

          The note payable was due to the former owner of East and was non-interest bearing. The note was repaid in 1994.

          Note 4
          OBLIGATIONS UNDER CAPITAL LEASES

          Obligations under capital leases are as follows:

          Office equipment leases due in monthly installments     $  84,334
          through December 1996

          Telecommunications equipment lease due in monthly         238,250
          installments through October 1994                        --------
                                                                    322,584

          Less amounts representing interest                         40,038
                                                                    -------

          Present value of minimum lease payments                  $282,546
                                                                  ---------
                                                                  ---------

          Future aggregate lease payments are as follows:

                             Years Ending
                             September 30,
                           1994     $267,600
                           1995        9,738
                           1996        5,208




          INDEPENDENT AUDITORS' REPORT


          Board of Directors
          Cellular Hotline, Inc.


          We have audited the accompanying balance sheets of Cellular Hotline, Inc. as of December 31, 1994 and 1993, and the related statements of operations and stockholders' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cellular Hotline, Inc. as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.


          Rothstein, Kass & Company, P.C.

          Roseland, New Jersey
          August 8, 1995


          BALANCE SHEETS

          December 31,                                     1994        1993
          -------------                                    ------      -------
          ASSETS

          Current assets
            Cash                                         $    10,525  $    3,089
            Accounts receivable                              138,785     118,029
            Carrier commissions receivable, less
            allowance for unearned income of $60,368 in
            1994 and $126,201 in 1993                        610,378   1,276,037
            License fees receivable                           28,950     300,000
            Other current assets                              23,720       9,079
                                                            --------    --------
                  Total current assets                       812,358   1,706,234

          Furniture, software and equipment, less
          accumulated depreciation and amortization of
          $249,046 in 1994 and $216,229 in 1993               50,461      64,602
          Other assets                                         8,344       8,344
                                                              ------     -------
                                                            $871,163  $1,779,180
                                                           =========  ==========

          LIABILITIES AND STOCKHOLDERS' DEFICIT

          Current liabilities
            Accounts payable                             $   133,360  $   58,378
            Accrued expenses and other current                72,776      46,626
            liabilities
            Carrier commissions payable                      656,354   1,453,300
            Notes payable                                    253,757     253,757
                                                           ---------    --------
                  Total current liabilities                1,116,247   1,812,061
                                                          ----------  ----------

          Commitments
          Stockholders' deficit
            Common stock, $1 par value, authorized
            30,000 shares,
            issued and outstanding 1,940 shares                1,940       1,940
            Capital in excess of par value                   186,900     186,900
            Accumulated deficit                            (433,924)   (221,721)
                                                           ---------   ---------
                  Total stockholders' deficit              (245,084)    (32,881)
                                                          ----------   ---------
                                                            $871,163  $1,779,180
                                                          ==========  ==========

                          See accompanying notes to financial statements


          STATEMENTS OF OPERATIONS
          Years Ended December 31,                            1994        1993





                                                          --------         -----
          Revenues                                     $ 3,294,957   $ 2,473,518

          Cost of revenues                               2,525,712     1,483,438

          Gross profit                                     769,245       990,080

          Expenses
             Payroll                                       495,012       468,962
             Selling                                        46,620        37,590
             General and administrative                    418,648       318,426
                    Total expenses                         960,280       824,978

          Income (loss) from operations                  (191,035)       165,102

          Interest expense                                  21,168        26,827

          Net income (loss)                            $ (212,203)  $    138,275

                   See accompanying notes to financial statements.


          STATEMENTS OF STOCKHOLDERS' DEFICIT


          Years Ended December 31, 1994 and 1993
                                                        Capital in
                                         Common Stock   Excess of   Accumulated
                                      Shares   Amount   Par Value   Deficit
          Balances, January 1, 1993    1,940  $ 1,940    $186,900  $(359,996)

          Net income
                                                                        138,275
                                       ------- -------   ----------     -------


          Balances, December 31, 1993   1,940   1,940      186,900    (221,721)

          Net loss                                                    (212,203)
                                       ------- -------   ----------  ----------

          Balances, December 31, 1994    1,940 $ 1,940     $186,900  $(433,924)
                                        ====== =======    =========  ==========

                  See accompanying notes to financial statements.

          STATEMENTS OF CASH FLOWS

          Years Ended December 31                               1994        1993
                                                             -------     -------

          Cash flows from operating activities           $ (212,203)  $  138,275
                                                         -----------  ----------
             Net income (loss)

              Adjustment to reconcile net income to net
              cash provided by (used in) operating
              activities:
              Depreciation                                    32,817      47,293
              Changes in operating assets and
              liabilities:
              Increase in accounts receivable               (20,756)     (3,460)
              Decrease (increase) in carrier
              commissions
               receivable                                    665,659     (8,927)
              Decrease (increase) in license fee             271,050    (62,480)
              receivable
              Increase in other current assets              (14,641)       (897)
              Increase in other assets                       (5,675)
              Increase (decrease) in accounts payable         74,982    (52,994)
              Increase (decrease) in accrued expenses
              and other current liabilities                   26,150    (57,488)
              Decrease in carrier commissions payable      (796,946)    (54,395)
                                                          ----------   ---------
                  Total adjustments                          238,315   (199,023)
                                                          ----------   ---------
          Net cash provided by (used in) operating            26,112    (60,748)
          activities                                       ---------  ----------

          Cash flows from investing activities,
          payments for furniture, software and
          equipment                                         (18,676)    (11,020)
                                                          ----------   ---------

          Net increase (decrease) in cash                      7,436    (71,768)

          Cash, beginning of year                              3,089      74,857
                                                            --------    --------

          Cash, end of year                                  $10,525      $3,089
                                                          ==========  ==========
                          See accompanying notes to financial statements.



          NOTES TO FINANCIAL STATEMENTS

          1  Business Summary      Cellular Hotline, Inc. (the Company)
                                   provides nationwide cellular phone
                                   activation services and designs software for the retail cellular phone industry for sale, or license to third parties.
          2  Summary of
             significant
              accounting policies  Revenue Recognition

                                   Revenues are recognized as services are
                                   performed. Revenues relating to license fees are recognized once all material services or conditions relating to the sale of a license have been substantially performed.

                                   Capitalized Software Development Costs

                                   Costs of producing product masters,
                                   including significant product enhancements incurred subsequent to establishing technological feasibility in the process of software production are capitalized according to the principles set forth in Statement No. 86 of the Financial Accounting Standards Board. Costs incurred prior to the establishment of technological feasibility are charged to research, product development, and support expenses. All costs incurred have been charged to operations, since any costs incurred subsequent to reaching technological feasibility were insignificant.

                                   Carrier Commissions Receivable

                                   Carrier commissions receivable represents amounts due from cellular carriers for commissions on new cellular phone line activations. The cellular commission is earned only after the cellular telephone user has remained on the cellular telephone network for a specified period of time. The Company records a provision for unearned income equal to 9% of the gross the carrier commissions receivable relating to the cancellations of cellular service by the user prior to the end of the aforementioned vesting period. Concurrently, the Company records a commission expense to the retailer.


                                   Furniture, Software and Equipment

                                   Furniture, software and equipment is stated at cost. The Company records depreciation and amortization on the straight-line method over the estimated useful lives of the assets ranging from 5 to 7 years.

                                   Income Taxes
                                   The Company adopted Statement of Financial
                                   Accounting Standards No. 109 (SFAS 109),
                                   "Accounting for Income Taxes", effective as of January 1, 1993. SFAS 109 requires an asset and liability approach to financial reporting for income taxes. The adoption of SFAS 109 had no cumulative effect on the financial statements for the year ended December 31, 1993. Deferred income tax assets and liabilities are computed annually for differences between financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to effect taxable income. Valuation allowances are established, when necessary, to reduce the deferred tax assets to the amount expected to be realized.

             3 Notes payable              The following is a summary of
                                          notes payable:

                                          Interest Rate         1994        1993
             Note payable to a
             stockholder requiring
             quarterly payments equal
             to a certain percentage of
             net cash flows, as
             defined. Payments are
             applied first to  reduce
             interest due, then to        Prime Plus
             reduce principal.                        1%     $75,000     $75,000
             Note payable to a
             stockholder requiring
             quarterly payments equal
             to a certain percentage of
             net cash  flows, as
             defined. Payments are
             applied first to reduce
             interest due, then to        Prime Plus
             reduce principal.                      1%        37,500      37,500

             Convertible note payable
             in quarterly payments
             through March 1994 equal
             to a certain percentage of
             net cash flows, as
             defined.  Payments are
             applied first to reduce
             interest due, then to
             reduce principal. The note
             is convertible, at the
             noteholder's option, to
             common stock at a price of   Prime Plus
             $647 per share.                        1%       141,257     141,257
                                                            $253,757    $253,757
                                                           =========  ==========
             4 Commitments         The Company leases its Office under a lease
                                   expiring in September 1996, providing for, among other items, minimum annual rent plus other operating expenses.

                                   Future minimum aggregate annual rental
                                   payments as of December 31, 1994 are as
                                   follows:

                                   Year ending December 31,
                                   1995                   $43,000
                                   1996                   32,000

                                   Rent expense for the years ended 1994 and 1993 amounted to $46,287 and $45,005, respectively.

          5  Related party
              transactions         The Company has received loans from
                                   stockholders including accrued interest for the years ended 1994 and 1993 amounting to approximately $138,500 and $129,000, respectively. Interest expense on these notes for the years ended 1994 and 1993 was approximately $9,000 and $8,000, respectively.

                                   The Company incurred expenses for the years ended December 31, 1994 and 1993 of approximately $78,000 and $63,000, respectively from an affiliate to a stockholder of the Company.

            6 Income taxes         The Company has recorded a deferred income
                                   tax asset aggregating approximately $200,000 and $110,000 for the years ended December
                                   31, 1994 and 1993, respectively, arising from the net operating loss carryforwards and a valuation allowance in the same amount, since it was more likely than not that the Company would not realize all of the tax benefits. At December 31, 1994, the Company has net operating loss carryforwards of approximately $540,000 for federal and state income tax purposes expiring through 2009.

           7  Subsequent event     In June 1995, the Company's stockholders
                                   sold all of their common stock of the
                                   Company to Shared Technologies Cellular,
                                   Inc.  In connection with the sale, the
                                   convertible note payable was repaid and the remaining notes payable were contributed to capital in excess of par value.


          Cellular Hotline, Inc.
          Balance Sheets
          April 30, 1995 and 1994
          (unaudited)
                                                         April 30,   April 30,
                                                           1995         1994
                                                       ------------ -----------
          ASSETS

          Current assets:

            Cash                                             $19,462    $61,966
            Accounts receivable                               40,472    236,582
            Carrier Commissions receivable, less
            allowance for unearned income of $46,000
            and $170,000 at April 30, 1995
            and April 30, 1994, respectively                 414,567  1,549,668
            Other current assets                              21,614      6,800

                        Total current assets                 496,115  1,855,016

          Furniture, software and equipment, less             49,274     64,261
          accumulated depreciation and amortization of

          $255,986 and $230,871 at April 30, 1995 and
          April 30, 1994, respectively

             Other assets                                      8,344      8,344

                           Total assets                     $553,733 $1,927,621

          LIABILITIES and STOCKHOLDERS'  DEFICIT

          Current liabilities:

             Accounts payable                                $85,948    $36,144
             Accrued expenses                                 79,841     64,067
             Carrier commissions payable                     527,602  1,753,131

                        Total current liabilities            693,391  1,853,342

          Notes payable                                      253,757    253,757

          Stockholders'  deficit
            Common Stock; $1 par value, authorized             1,940      1,940
          30,000 shares issued and outstanding 1,940
          shares
            Additional paid-in capital                       186,900    186,900
            Accumulated deficit                            (582,255)  (368,318)

                        Total stockholders' deficit        (393,415)  (179,478)

          Total liabilities and stockholders' deficit       $553,733 $1,927,621

          Cellular Hotline, Inc.
          Statements of Operations
          For the Four Months Ended
          April 30, 1995 and 1994
          (unaudited)
                                                         April 30,   April 30,
                                                           1995         1994
          Revenues                                         $925,922  $1,217,831

          Cost of revenues                                   767,490  1,011,931

          Gross profit                                       158,432    205,900

          Selling, general & administrative expenses:        298,212    343,238

          Operating loss                                   (139,780)  (137,338)

          Interest expense, net                              (8,551)    (9,259)

          Net loss                                        ($148,331) ($146,597)

          Cellular Hotline, Inc.
          Statements of Cash Flows
          For the Four Months Ended
          April 30, 1995 and 1994
          (unaudited)
                                                         April 30,   April 30,
                                                           1995         1994
          Cash Flows Provided by  Operating
          Activities:
            Net Loss                                      ($148,331) ($146,597)
            Adjustments:
          Depreciation and amortization                        6,940     13,668
          Change in Assets and Liabilities:
          Decrease in accounts receivable                    127,263    181,447
          Decrease (increase) in carrier commissions         195,811  (273,631)
          receivable
          Decrease in other current assets                     2,106      2,279
          Decrease in accounts payable                      (47,412)   (22,234)
          Increase in accrued expenses                         7,065     17,441
          Decrease (increase) in carrier commissions       (128,752)    299,831
          payable
          Net cash provided by  operating activities          14,690     72,204

          Cash Flows Used in Investing Activities:
             Increase in other assets                              0          0
             Capital expenditures                            (5,753)   (13,327)
            Net cash used in investing activities            (5,753)   (13,327)

          Net increase in cash                                 8,937     58,877

          Cash, Beginning of Period                           10,525      3,089
          Cash, End of Period                                $19,462    $61,966


          Cellular Hotline, Inc.

          Notes to Financial Statements

          April 30, 1995 and 1994
          (unaudited)


          1. Significant Accounting Policies
             -------------------------------

          Organization and Basis of Presentation
          --------------------------------------

          Cellular Hotline, Inc. (``Hotline'') was formed August 13, 1984, as a Missouri Corporation. Hotline provides nationwide cellular phone activation services and designs software for the retail cellular phone industry for sale or license to third parties.

          Revenue Recognition
          --------------------
          Revenues are recognized as services are performed. Revenues related to license fees are recognized once all material services or conditions relating to the sale of a license have been substantially performed.

          Carrier Commissions Receivable
          ------------------------------
          Carrier commissions receivable represents amounts due from cellular carriers for commissions on new cellular phone line activations. The cellular commission is earned only after the cellular telephone user has remained on the cellular telephone network for a specified period of time (vesting period). The Company records a provision for unearned income equal to 9% of the gross carrier commissions receivable relating to the cancellations of cellular service by the user prior to the end of the aforementioned vesting period. Concurrently, the Company records a commission expense to the retailer.

          Furniture, Software and Equipment
          ---------------------------------
          Furniture, software and equipment is stated at cost. The Company records depreciation and amortization on the straight-line method over the estimated useful lives of the assets ranging from 5 to 7 years.

          Income Taxes
          -------------
          The Company adopted Statement of Financial Accounting Standards No. 109 (SFAS 109), ``Accounting for Income Taxes'' effective as of January 1, 1993. SFAS 109 requires an asset and liability approach to financial reporting for income taxes.


          2. Notes Payable
          ---------------
          Notes payable consist of two notes to stockholders and one note from a major vendor of Hotline. These notes bear interest at prime plus 1% and require quarterly payments equal to 80% of net cash flows, as defined.

          3. Related Party Transactions
          ----------------------------
          Hotline has received loans from shareholders and a major vendor. In addition, Hotline incurred fulfillment fees to an affiliated company of a major shareholder. Fulfillment fees are expenses for storing, handling and shipping of cellular phones held on behalf of customers.

          4.Commitments
          --------------
          Hotline leases its office under a lease expiring September 1996, providing for, among other items, minimum annual rent plus other operating expenses.





                               PTC Cellular, Inc.

                              Financial Statements
                               December 31, 1994


                                                                               December 31
                                                                      1994                     1993
Assets
  Current assets:
  Cash and cash equivalents                                         $23,568                  $49,893
  Accounts receivable, net of allowance for doubtful
accounts of $285,917 and $246,813                                 1,185,518                1,067,046

  Prepaid expenses and other current assets                         195,010                   57,195
                                                                    -------                   ------
                Total current assets                              1,404,096                1,174,134

  Software and Smart Phone Development                            1,336,505                        -
  Property and equipment, net of $1,958,800 and $911,923
  accumulated depreciation                                        5,249,527                6,351,229
  Intangible assets, net of $602,262 and $239,935
  accumulated amortization                                        1,040,132                1,316,581
  Goodwill, net of $149,724 and $45,600 accumulated
  amortization                                                    1,778,691                1,908,089
  Deferred income taxes net of valuation allowance of
  $3,291,111 and $0                                                       -                1,113,041
  Other assets                                                      252,808                   43,907
                                                                    -------                   ------
  Total assets (pledged for parent company
  debt, see Note 5)                                             $11,061,759              $11,906,981
                                                                ===========              ===========

Liabilities and Shareholder's (Deficit) Equity

  Current  liabilities
  Accounts payable and accrued expenses                          $3,105,877               $3,061,009
                                                                 ----------               ----------
  Total current liabilities                                       3,105,877               $3,061,009
  Payable to Peoples Telephone Company, Inc.
                                                                 13,457,738                6,986,533
  Unearned income                                                    67,267                       --
                                                                     ------                 --------
                                                                 16,630,882               10,047,542
                                                            ---------------------- ----------------------

Commitments and contingencies                                             -                        -

  Shareholders' (deficit) equity:

  Common stock, $.01 par value, 25,000,000 shares
  authorized, 5,000,000 and 100 shares issued and
  outstanding as of December 31, 1994 and 1993                       50,000                        1
Capital in excess of par value                                    4,659,323                4,571,823
Accumulated deficit
                                                                (10,278,446)              (2,712,385)
                                                                ------------              -----------
Total shareholders' (deficit) equity
                                                                 (5,569,123)               1,859,439
                                                           ------------------------ ----------------------
Total liabilities and shareholders'
(deficit) equity                                                $11,061,759              $11,906,981
                                                               ============              ===========

   The accompanying notes are an integral part of these financial statements

PTC Cellular, Inc.
Statements of Operations and Accumulated Deficit
(Unaudited)

                                                                                                From inception,
                                               December 31,              December 31,           April 30, 1992 to
                                               1994                      1993                   December 31, 1992
Revenues
Cellular                                       $11,472,639               $5,992,594             $1,498,532
Service and other                                  107,981                   33,265                      -
                                                   -------                   ------               --------

Total revenues                                  11,580,620                6,025,859              1,498,532

Cost and expenses:
Telephone charges                                5,867,726                3,414,254                434,591
Commissions                                        766,815                  845,790                270,780
Cost of operations                               3,292,712                2,130,635                517,959
Depreciation and
amortization                                     2,470,362                1,114,830                 82,628
Selling, general and
administrative                                   1,639,910                1,110,097                483,464
Provision for bad
debts                                            1,842,929                  568,040                 14,034
Allocations from Peoples
Telephone Company, Inc.                                  -                  359,700                156,968
Interest on Payable to Peoples Telephone
Company, Inc.                                            -                  782,586                205,747
Telephone equipment write-down                   1,010,900                        -                      -
                                                ----------                  -------               --------
Total costs & expenses                          18,033,640                9,546,361              1,803,456
                                                ----------                ---------              ---------

Loss before taxes                              (6,453,020)              (3,520,502)               (304.924)

Income tax
 (provision)/benefit                            (1,113,041)               1,113,041                       -
                                                -----------               ---------                  ------
Net loss                                        (7,566,061)              (2,407,461)               (304,924)

Accumulated deficit,
beginning of period                             (2,712,385)                (304,924)                      -
                                                -----------                ---------                 ------

Accumulated deficit,
end of period                                 $(10,278,446)             $(2,712,385)              $(304,924)
                                              =============             ============              ==========



The accompanying notes are an integral part of these financial statements

PTC Cellular, Inc.
Statement of Changes in Shareholders' (Deficit) Equity
(Unaudited)

                                          Common Stock



                                                               Invested      Capital in        (Accumulated)
                                   Shares        Amount        Capital       Excess of Par     Deficit)            Total
Balance
at January
1, 1992                                -              -              -                   -                -            -
Invested Capital
from Peoples
Telephone
Company, Inc.                          -              -       $340,000                   -                      $340,000
Net loss                               -              -              -                   -        (304,924)     (304,924)
                                       ------------- -------------- ---------------- ---------------- ----------------

Balance at
December 31,
1992                                   -              -        340,000                   -        (304,924)       35,076
Issuance of
Common Stock                         100              1      (340,000)           3,969,470                -    3,629,471
Pushdown of purchase
of 25%
from Nationwide
by Peoples
Telephone
Company, Inc.                          -              -              -             602,353                -      602,353
Net loss                               -              -              -                   -       (2,407,461)  (2,407,461)
                                         ------------- -------------- ---------------- ---------------- ----------------
balance at December
31, 1993                             100              1              -           4,571,823       (2,712,385)   1,859,439
Issuance of additional shares
of Peoples telephone Company,.
Inc. for no consideration
                               4,499,900         44,999              -             (44,999)               -            -
Exercise of stock
options                          500,000          5,000              -             132,499                -      137,499
Net loss                               -              -             --                   -       (7,566,061)  (7,566,061)
                                         ------------- -------------- ---------------- ---------------- ----------------
Balance at December
31, 1994                       5,000,000         50,000              -           4,659,323      (10,278,446)  (5,569,123)
                              =============   ==============    ================    ================    ================


The accompanying notes are an integral part of these financial statements

PTC Cellular, Inc.
Statements of Cash Flows
(Unaudited)

                                                                For the year ended December 31,

                                                         1994                 1993                1992
Cash flows from operating
activities:
  Net loss                                        $(7,566,061)        $(2,407,461)           $(304,924)

Adjustments   to  reconcile  net  income
to  net  cash  provided  by  operating
activities:
  Depreciation of property
  and equipment                                        2,003,911             848,147               63,776
  Amortization of intangible
  assets                                                 362,327             221,083               18,852
  Amortization of goodwill                               104,124              45,600                    -
  Deferred income taxes                                1,113,041         (1,113,041)                    -
  Provision for telephone
  equipment losses                                     1,010,900                   -                    -
  Write-off capitalized fee                               40,000                   -                    -
  Changes in assets and liabilities:
  Increase in accounts
  receivable                                           (118,472)         (1,045,726)             (21,320)
  Increase in prepaid expenses
  and other current                                    (137,815)            (39,686)             (17,509)
  assets
  Increase in other assets                             (208,901)            (43,907)                    -
  Increase (decrease) in
  accounts payable and                                    44,868           2,938,966              122,043
  accrued expenses
  Increase in unearned
  income                                                  67,267                   -                    -
  Net cash used in operating
  activities                                         (3,284,811)           (596,025)            (139,082)
                                          -------------------- ------------------- --------------------

Cash flows from investing activities:
  Property and equipment additions                 (2,033,109)         (6,661,070)            (602,082)
  Software and Smart Phone development             (1,336,505)                   -                   -
  Intangible assets additions                         (85,878)         (1,381,516)            (175,000)
  Goodwill deletions (additions)                        25,274         (1,958,689)                   -
  Proceeds from sale of telephones                      80,000                   -                   -
                                          ----------------- ------------------- --------------------
  Net cash used in investing
  activities                                         (3,350,218)         (9,996,275)            (777,082)
                                          -------------------- ------------------- --------------------

Cash flow from financing activities:
  Invested capital                                          -                   -              340,000
  Issuance of common stock                            137,499           3,629,471                    -
  Capital in excess of par-goodwill, 25%,
  acquisition-PCC                                           -             602,353                    -
  Net borrowing from Peoples Telephone
  Company, I Inc.                                   6,471,205           6,384,432              602,101
                                         -------------------- ------------------- --------------------

Net cash provided by financing activities           6,608,704          10,616,256              942,101
                                         -------------------- ------------------- --------------------

  Net (decrease) increase in cash and cash
  equivalents                                        (26,325)              23,956               25,937
  Cash and cash equivalents at beginning
  of period                                            49,893              25,937                    -
                                         -------------------- ------------------- --------------------

  Cash and cash  equivalents at                        23,568              49,893               25,937
   end of period                         ==================== =================== ====================


The accompanying notes are an integral part of these financial statements

PTC Cellular, Inc.
Notes to Financial Statements
December 31, 1994

1. General

Description of business

     PTC Cellular, Inc. ("the Company") is a provider of in-car wireless telephone service to persons who rent cars from certain domestic cart rental companies. The Company is a 90% owned subsidiary of Peoples Telephone Company, Inc. ("Peoples"). The Company was developing new car phones known as "smart phones". It intended that these smart phones would periodically signal the Company. This signal would be expected to enable the Company to detect when phones are inoperable. With this change in technology the Company anticipates less down time for phones. With the use of smart phones the Company anticipates being able to change the cellular telephone number without physically being there.

As reflected in the accompanying financial statements, the Company has sustained losses from operations since inception. As a result, the Company depended substantially on Peoples for funding. In December 1994 the parent company approved the divestiture of the cellular telephone operations and reported this segment of the business as a discontinued operation in its consolidated financial statements. This was an effort on the part of Peoples to return its focus to its core public paytelephone business, which resulted in curtailed financing to the Company. The Company has concentrated its efforts on obtaining third party financing, and ultimately a purchaser, to sustain operations and to finance the development and production of the smart phone technology(See Note
10).

Acquisitions

The Company was incorporated on February 11, 1993 to acquire the assets of Portable Cellular Communications, Inc. ("PCC"). The Company also acquired from Peoples all of the assets of Carifone Cellular Phone Rentals, Inc. ("Carifone"). These assets were acquired by Peoples in 1992 for $340,000 in cash and the issuance of 7,500 shares of the Peoples outstanding common stock. This transaction was accounted for as a purchase as of April 30, 1992 (inception) and, accordingly, the results of operations of Carifone have been included in the consolidated financial statements of Peoples from the date of acquisition. When the Company was incorporated, the assets of Carifone were transferred to the Company's books.

During 1993 the Company acquired the assets of PCC, a majority owned subsidiary of Nationwide Cellular Services, Inc. ("Nationwide"), for $2.5 million in cash and the issuance of 25% of the Company's outstanding common stock. This transaction was accounted for as a purchase as of July 1, 1993 and, accordingly, the results of operations of the company acquired have been included in the consolidated financial statements of the Company from the date of acquisition.

In July 1994 Peoples acquired the 25% interest in the Company owned by Nationwide for $275,000. This transaction was pushed down to the Company by Peoples, resulting in a $602,353 charge to goodwill. Also, the Company issued additional stock. The Company originally had 100 shares issued and outstanding, and, subsequently, the Company issued 4,499,900 additional shares to Peoples for no additional consideration. Furthermore, the Company issued and sold 500,000 shares (a 10% interest in the Company) to its President for consideration of $87,500 and a note receivable of $50,000. The note bears interest at 7.5% per annum, and matures July 18,1995.

The following unaudited consolidated pro forma combined condensed statements of income for the years ended December 31, 1993 and 1992 have been prepared to reflect the Carifone and PCC acquisitions by the Company, as if they were consummated as of January 1, 1992, after giving effect to certain pro-forma adjustments as described below.

                                                             For the year ended December 31
                                                             1993                         1992

Total revenues                                               $8,027,975                   $5,484,246

(Loss) before extraordinary item                             (2,724,978)                  (1,082,287)

Net (loss)                                                   (2,724,978)                  (1,082,287)


Pro forma adjustments reflect depreciation of fixed assets, amortization of intangible assets acquired and accrual for income taxes. There is no adjustment for interest expense because these was no debt issued in relation to this purchase.

2. Summary of Significant Accounting Policies

Cash and Cash Equivalents

The Company defines cash and cash equivalents as those highly liquid investments purchased with an original maturity of three months or less.

Fair Value of Financial Instruments

The carrying amounts of cash and cash equivalents, accounts receivable, accounts payable, and the intercompany debt to the parent company approximate their fair values.

Software and Smart Phone Development

The smart phone development costs relate to the costs for outside companies to develop and test the smart phones technology.

The software is also being developed through the use of outside companies, as well as, consultants. This software will be used in conjunction with the smart phones to tract the phones both operationally and for usage.

All related costs are capitalized when incurred after feasibility has been reached. Management has assessed the software and smartphone development to be feasible. These costs will be amortized over the estimated useful lives once the smart phones are placed in service.

Property and Equipment

Property and equipment is recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful life of the assets commencing when the equipment is installed or placed in service. Installation, maintenance and repair costs are charged to expense.

Intangible Assets

Location contracts and intangible assets primarily result from business combinations and include owner contracts, agreements not to compete and other identifiable intangible assets. these assets are being amortized on the straight-line basis over the estimated life, assuming, in some instances, renewal of the underlying contracts (3 to 6 years). In 1992 Peoples acquired a n on-compete contract from the founder of Carifone for $175,000. An additional $214,500 was paid to the founder in 1993 to extend the non-compete agreement terms. In 1993 the

Company acquired from PCC location contracts with an estimated value of $556,392. Costs of $627,197 related to the acquisition start-up of PCC were capitalized. The Company paid an additional $69,305 for start-up costs in 1994 which were also capitalized. Amortization expense for 1994, 1993 and 1992 was $362,327, $221,083 and $18,852, respectively.

Goodwill

Goodwill primarily arising from the PCC acquisition during 1993 is being amortized on a straight-line basis over 10 years. Amortization expense for 1994 and 1993 was $104,124 and $45,600, respectively.

Revenue Recognition

Revenues are recognized when earned. The Company recognized revenue from the rental of cellular telephones monthly, as the calls are made.

Income Taxes

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109 (SFAS109),, Accounting for Income Taxes. SFAS 109 requires companies to record deferred tax liabilities or assets for the deferred tax consequences of all temporary differences and requires ongoing adjustments for enacted changed in tax rates and regulations. A valuation allowance reducing the deferred tax asset recognized must be recorded if it is determined it is more likely than not the asset will not be realized.

Accounts Receivable

Accounts receivable of $1,471,435 and $1,313,859 at December 31, 1994 and 1993, respectively, consists primarily of amounts due from billings in the ordinary course of business.

Use of Estimates

The preparation of financial statements in accordance with Generally Accepted Accounting Principles requires the use of management's estimates.

3. Property and Equipment

Property and equipment is summarized as follows:


                                                                                               Estimated useful
                                                             December 31,                      lives
                                                 1994                   1993                   (in years)
                                                 ----                   ----
Installed telephones and related equipment       $6,353,893             $6,613,183             3-5
Furniture, fixtures and office equipment         818,738                615,243                5
Other                                            35,651                 34,726                 5
                                                 ------                 ------
                                                 7,208,327              7,263,152

Less: Accumulated depreciation                   1,958,800              911,923
                                                 ---------              -------
                                                 $5,249,527             $6,351,229

Depreciation expense of $2,003,911, $818,147 and $63,776 was recognized for 1994, 1993 and 1992, respectively.

4. Accounts payable and Accrued Expenses

Accounts payable and accrued expenses consist of the following:


                                                                     December 31,
                                                         1994                          1993
                                                         ----------------------------------
Telecommunications Charges                               $1,041,546                    $970,680
Commissions                                              52,884                        87,927
Telephone Equipment Purchased                            762,910                       772,902
Bill Processing Services                                 370,803                       -
Other                                                    877,734                       1,229,500
                                                         -------                       ---------
                                                         $3,105,877                    $3,061,009

5. Commitments and Contingencies

Lease Commitments

The Company occupies space in Peoples Miami Florida offices and did not have a written lease agreement and as such has no lease commitment. The Company, however, is allocated expenses from the parent company, which includes the payment of rent (see Note 6).

Debt Guarantee

Under the terms of Peoples $125 million credit facility the Company acts as a guarantor and has pledged certain assets as collateral for this debt. During July 1995, Peoples completed the sale of $100 million of Senior Notes due 2002 (the "Senior Notes") and the issuance of 150,000 shares of Series C Cumulative Convertible Preferred Stock (the "Preferred Stock") for $15 million. The net proceeds of approximately $109.5 million from the Senior Notes and the Preferred Stock were used to repay the outstanding balance due under Peoples $125 million credit facility and certain other notes payable of approximately $105.1 million, in the aggregate. Simultaneously with the sale of the Senior Notes and the issuance of the Preferred Stock, Peoples executed the Fourth Amended and Restated Loan and Security Agreement (the "Loan Agreement") with Creditanstalt Bankverein (the "Bank"). The Loan Agreement provides for a new $40 million credit facility. The Loan Agreement is secured by substantially all of Peoples and the Company's assets and contains certain restrictive covenants.


Contingent Liabilities

"Cloning" is an industry term which describes the illegal programming of cellular telephone numbers into unauthorized telephones so that cloners can sell airtime which is billed to subscriber or customer of the cellular telephone and not the actual user of the cloned telephone. Carriers in general provide a credit for airtime attributable to a cloned telephone provided the Company complies with that carrier's policy on notification of a cloned telephone; therefore, the Company excludes the fraudulent calls from its payments to its carriers and claims a credit for such calls. As of December 31, 1994 the unrecorded liability for these unapproved credits taken by the Company amounted to approximately $2,110,000; $650,000 relates to McCaw Cellular Communications of Florida, Inc. (d/b/a Cellular One); $1,200,000 relates to L.A. Cellular, which was subsequently credited; and the remaining amount relates to NYNEX and various other carriers. In connection with cellular cloning fraud disputes involving Cellular One and NYNEX, Peoples has filed a claim. The insurance company has preliminarily denied coverage for this claim and Peoples intends to file suit against insurance company in connection with said denial.

Patent

QuickCall Corporation ("QuickCall") filed suit asserting claims of patent infringement, alleging that the Company infringed upon patented technology related to this operation of cellular phones, but without reference to time or place of that infringement or particular equipment. The Company has filed a response to QuickCall's Complaint in the form of a motion for more definite statement, due to the vague nature of QuickCall's allegations. That motion is still pending before the Court, together with a motion filed on behalf of Peoples to dismiss QuickCall'
claims for failure to state a claim. The Company anticipates that it will dispute the validity of the patents upon which QuickCall bases its action. QuickCall has not specified the amount of damages it claims to have incurred due to any conduct by the Company and has not tendered a settlement demand. Because of the preliminary nature of the litigation, management and the Company's outside counsel are unable to predict the outcome of such litigation. Accordingly, the financial statements do not include any adjustments that might result from this uncertainty.

Litigation

On March 24, 1995 the Company commenced a lawsuit against Ericsson GE Mobile Communications, Inc., arising from the purchase of mobile telephones. The Company alleges that Ericsson breached certain warranties given in connection with Ericsson's sale of mobile telephones to the Company. The Company has accrued, as of December 31, 1994, a liability for equipment received from Ericsson in the approximate amount of $664,000 and has not authorized payment of these invoices based on Ericsson's alleged breach of warranty and the resulting damages sustained by the Company. The amount of damages sought by the Company substantially exceeds the accrued liability.

On September 6, 1995 Peoples, the majority shareholder of the Company, commenced a lawsuit against Cellular One, a vendor which has provided cellular telephone services to the Company. The claim involves approximately $800,000 in fraudulent telephone charges incurred in connection with the Company's telephone rental operations. Cellular One has demanded payment of the full amount in dispute, despite the fact that all, or substantially all, of the charges were generated through unauthorized, improper cloning of the Company's cellular telephone numbers. In connection with this litigation Cellular One has countersued Peoples for this amount. The Company does not believe that it is liable for payment of the fraudulent cloning charges. At this juncture, management and the Company's outside counsel are unable to evaluate the likelihood of an unfavorable outcome in this matter.


6.  Related Party Transactions


The Company has been substantially dependent upon Peoples to provide sufficient funding to meet its cash requirements. The Company also relies on certain functions provided by Peoples such as legal, MIS, Finance and human resources. During 1994 and 1993 Peoples allocated to the Company administrative expenses of $359,700 and $156,968, respectively. The allocations to the Company were based on estimated usage. Employees who worked on Peoples and its subsidiaries were asked to segregate their estimated time, by division, for the month. These estimates were updated in mid-1994 and these allocations remained for the year ended December 31, 1994. Peoples also charges the Company rent expense of $25,000 per month. Charges by Peoples for provided services are not necessarily indicative of what would be negotiated with independent third parties.

The payable to Peoples for funding as of December 31, 1994 and 1993 was $13,457,738 and $6,986,533, respectively. Interest accrues on the intercompany balance plus overdrafts at a rate of one half percent above Peoples' borrowing rate (9.75% at December 31, 1994).

Employees of the Company are included in the savings plan under the provisions of section 401(k) of the Internal Revenue Code and the stock option plan for Peoples.

7.  Income Taxes

The Company has net operating losses of approximately $10 million for financial reporting purposes and approximately $9.4 million for tax purposes which are available to reduce future taxable income and income taxes, if any. These carryforwards expire commencing in 2008. The net operating loss carryforward for financial reporting purposes differs from the tax amount primarily due to differences in the treatment of reserves (inventory and bad debt) and depreciation.

A valuation allowance reducing the asset recognized must be recorded if it is determined that it is more likely than not that the asset will not be realized. In 1993, a deferred tax benefit of $1,113,041 was recorded. In 1994, due to the uncertainty surrounding realizability of future tax benefits arising from cumulative losses, a valuation allowance in the amount of $3,291,111, which represents the full amount of the future tax benefit associated with the cumulative net operating loss carryforwards, has been established. The result is a $1,113,041 net tax provision in 1994.

8.  Major Contracts

The Company utilizes one main channel of distribution, rental car companies. As such, the Company has agreements with rental car companies to install cellular phones in their rental cars.

The Company has a five year contract with Avis Rent A Car System, Inc. (Avis) effective March 1, 1995. This is an exclusive contract for Avis locations. Effective October 1995 the Company amended its Avis contract. Under this amended agreement, the Company must, among other things, have installed 10,000 Ericsson or smart phones by January 1, 1996 and replace all Ericsson phones so that 10,000 smart phones are installed by December 31, 1996. Additionally, the contract contains minimum commission payments. About 87% of the Company's revenues are currently generated through Avis locations.

The Company has a three-year exclusive agreement, effective January 23, 1995, for several major corporate Budget Rent-A-Car markets across the United States. The Company has agreed to install phones in 10% of the fleet specified by Budget in each market. Once a deployment schedule is established, the Company is obligated under the agreement to deploy the 10% minimum within six months. To date, no deployment schedule has been set and, therefore, the Company has not been required to meet the 10% minimum.

9.  Bank Loan

In May 1995 the Company signed an agreement with Creditanstalt Corporate Finance, Inc. for a one year loan for up to $2.5 million, with interest rate fluctuating daily, equal to the higher of the Creditanstalt prime rate or the Federal Funds Rate plus l/2 of 1%. This loan is guaranteed by Peoples and is collateralized by the smart phone.

10.  Sale of Certain Assets Subject to Certain Liabilities

On July 21, 1995 the Company sold certain portable cellular phone assets to Shared Technologies Cellular, Inc. ("STC") for $225,000. On November 13,1995, Peoples sold certain assets subject to certain liabilities as well as assigned certain contracts of the Company to Shared Technologies Cellular, Inc. ("STC") for approximately $6.1 million. Of the $6.1 million, $2.5 million represents consideration contingent upon future earnings which is not recognizable for financial reporting purposes at the time of the sale. Accordingly, recognizable consideration amounted to $3.6 million: $0.3 million in cash; a $2.0 million promissory note bearing interest at 8.0% per annum, with principal interest payable semiannually through 2000; STC will pay certain of the Company's liabilities, net of trade receivables as of November 1, 1995, for a total of $1.2 million; and 100,000 shares of STC common stock with an adjusted, estimated value of approximately $100,000.

The sale included the following assets of the Company: The entire in-car phone fleet of approximately 15,000 Ericsson phones; patents pending on the computer operating system including the smart phone technology and 1,530 smart phones; and computer equipment. The Company's contracts with rental car companies (see
Note 8) and with certain carriers were assigned to STC along with manufacturing and royalty agreements for the smart phone.

Upon the November 13, 1995 sale, the Company ceased its business operations.

Peoples retained all liabilities in excess of $1.2 million assumed by STC, including any potential liabilities arising from the lawsuits described in Note 5 and the approximate $1.6 million outstanding on the Bank Loan described in
Note 9 at November 13, 1995.

During 1995 the Company made significant additional investments in the development and manufacture of the smart phone. The recognizable consideration received of $3.6 million (exclusive of the $2.5 million potential revenue earn out due to its contingent nature) was not sufficient to recoup the carrying amounts of the long lived assets, as of December 31, 1994 and the significant subsequent capital additions. As a result the sales transaction resulted in a loss. Management of the Company is unable to estimate the impact of the loss on this sale transaction on the long-lived assets of the Company as of December 31, 1994, accordingly no loss has been provided in the accompanying financial statements.

PTC Cellular, Inc.
Balance Sheets
September 30, 1995 and 1994
(unaudited)


                                                                                 September 30, 1995
                                                                                 -------------------

ASSETS

Current assets:

  Cash                                                                                      $18,607
  Accounts receivable, net of allowance at Sept 30 1995 and 1994 of                         810,449
      $589,351 and $1,256,532, respectively.
  Pre-Paid Expenses and Other Current Assets                                                405,777
                                                                                 -------------------

              Total current assets                                                        1,234,833
                                                                                 -------------------


Property and Equipment, net of allowance at Sept, 30 1995 and 1994                        8,609,659
   of $2,824,081 and $1,920,299, respectively.
Intangible Assets, net of allowance at Sept 30, 1995 and 1994 of                          2,351,673
   $881,903 and $635,543, respectively.
Deferred Tax Asset                                                                                0
Other Assets                                                                                 96,018
                                                                                 -------------------

                 Total assets                                                           $12,292,183
                                                                                 ===================

LIABILITIES and STOCKHOLDERS'  DEFICIT

Current liabilities:

   Accounts payable and Accrued Expenses                                                 $2,370,096
   Creditanstalt Note Payable                                                             1,600,000
                                                                                 -------------------

              Total current liabilities                                                   3,970,096
                                                                                 -------------------

Long Term Liabilities:
  Payable to PTC                                                                         17,142,823
  Other Long Term Liabilities                                                                     0

Stockholders'  deficit
  Common Stock; $.01 par value,  25,000,000 shares authorized,
     5,000,000 and 500,100 shares issued and outstanding as of                               50,000
     Sept 30, 1995 and 1994.
  Additional paid-in capital                                                              4,659,323
  Accumulated deficit                                                                  (13,530,059)
                                                                                 -------------------

              Total stockholders' deficit                                               (8,820,736)
                                                                                 -------------------

                 Total liabilities and stockholders' deficit                            $12,292,183
                                                                                 ===================




PTC Cellular, Inc.
Statements of Operations
For the Nine Months Ended
September 30, 1995 and 1994
(unaudited)
                                                                                 September 30,1995
                                                                                 -------------------

Revenues                                                                                 $5,801,328

Cost of revenues                                                                          5,297,067
                                                                                 -------------------

Gross profit                                                                                504,261

Selling, general & administrative expenses:                                               2,861,907
                                                                                 -------------------

Operating loss                                                                          (2,357,646)

Interest expense                                                                          (893,967)
                                                                                 -------------------

Net loss                                                                               ($3,251,613)
                                                                                 ===================




PTC Cellular, Inc.
Statements of Cash Flows
For the Nine Months Ended
September 30, 1995 and 1994
(unaudited)

                                                                                 September 30,1995
                                                                                 -------------------
Cash Flows Provided by  Operating Activities:
  Net Loss                                                                             ($3,251,613)
  Adjustments:
        Depreciation and amortization                                                     1,620,791
        Loss on Sale of Portable                                                            119,007
        Deferred Tax Asset                                                                        0
        Change in Assets and Liabilities:
           Decrease (Increase) in accounts receivable                                       377,279
           Decrease (Increase) in Prepaid expenses and other current assets               (238,100)
           Decrease (increase) in Other Assets                                              156,790
           Increase (Decrease) in accounts payable and accrued expenses                   (735,781)
           Increase (Decrease) in other long term liabilities                              (67,267)
                                                                                 -------------------
  Net cash provided by  operating activities                                            (2,018,894)
                                                                                 -------------------

Cash Flows Used in Investing Activities:
           Decrease (Increase) in Property and Equipment                                (3,413,885)
           Decrease (Increase) in Intangible Assets                                        (82,267)
           Proceeds from sale of portable                                                   225,000
                                                                                 -------------------
  Net cash used in investing activities                                                 (3,271,152)
                                                                                 -------------------

Cash Flows Provided by Financing Activities:

   Loans from PTC                                                                         3,685,085
  Creditanstalt Note                                                                      1,600,000
  Issuance of common stock                                                                        0

                                                                                 -------------------
  Net cash provided by financing activities                                               5,285,085
                                                                                 -------------------

Net increase in cash                                                                        (4,961)

Cash, Beginning of Period                                                                    23,568
                                                                                 -------------------
Cash, End of Period                                                                         $18,607
                                                                                 ===================




                                                                                 ===================

PTC Cellular, Inc.
Notes to Financial Statements
September 30, 1995
(unaudited)


NOTE 1 - GENERAL

Description of business

PTC Cellular, Inc. ("PTCC" or the "Company") is a provider of in-car wireless telephone service to persons who rent cars from certain domestic car rental companies. The Company is a 90% owned subsidiary of Peoples Telephone Company, Inc. ("Peoples").

The Company was developing new car phones known as "smart phones". These smart phones will periodically signal the Company. This signal enables the Company to detect when phones are inoperable. With this change in technology the Company anticipates less down time for phones and ultimately increased revenues.

As reflected in the accompanying financial statements, the Company has sustained losses from operations. As a result, the Company depended substantially on Peoples for funding. In December 1994, the parent company approved the divestiture of the cellular telephone operations and reported this segment of the business as a discontinued operations in its consolidated financial statement. This was an effort on the part of Peoples to return its focus to its core public pay telephone business, which resulted in curtailed financing to the Company. The Company has concentrated its efforts on obtaining third party financing, and ultimately a purchaser, to sustain operations and to finance the development and production of the smart phone technology (see note 9).

Acquisitions

In July 1994 Peoples acquired the 25% interest in the Company owned by Nationwide Cellular Services, Inc. This transaction was pushed down to the Company by Peoples, resulting in a $602,353 charge to goodwill. Also, the Company issued additional stock. The Company originally had 100 shares issued and outstanding, and, subsequently, the Company recapitalized by issuing 4,499,900 additional shares. Furthermore, the Company issued and sold 500,000 shares (a 10% interest in the Company) to its President for consideration of $87,500 and a note receivable of $50,000. The note bears interest at 7.5% per annum, and matures July 18, 1995.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company defines cash and cash equivalents as those highly liquid investments purchased with an original maturity of three months or less.

Fair Value of Financial Instruments

The carrying amounts of cash and cash equivalent, accounts receivable, accounts payable, and the intercompany debt to the parent company approximate their fair values.

Software and Smart Phone Development

Includes software and developmental costs, for internal use, with a useful life of over five years, externally developed from scratch after the feasibility of the projects had been determined. These costs will be amortized over a five year period when the smart phone becomes operational.

Property and Equipment

Property and equipment is recorded at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets commencing when the equipment is installed or placed in service. Installation, maintenance and repair costs are charged to expense.

Intangible Assets

Location contracts and intangible assets primarily result from business combinations and include owner contracts, agreements not to compete and other identifiable intangible assets. These assets are being amortized on the straight-line basis over the estimated life, assuming, in some instances, renewal of the underlying contracts (3 to 6 years).Amortization expense for the nine months ended September 30, 1995 and 1994 was $ 235,380 and $236,602, respectively.

Goodwill is being amortized on a straight-line basis over 10 years. Amortization expense for the nine months ended September 30, 1995 and 1994 was $144,757 and $113,406, respectively.






Revenue Recognition

Revenues are recognized when earned. The Company recognizes revenue from the rental of cellular telephones monthly, as the calls are made.


Income Taxes

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes. SFAS 109 requires companies to record deferred tax liabilities or assets for the deferred tax consequences of all temporary differences and requires ongoing adjustments for enacted changes in tax rates and regulations. A valuation allowance reducing the deferred tax asset recognized must be recorded if it is determined it is more likely than not the asset will not be realized.


NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment is summarized as follows:

                                            September 30,         Estimated
                                         1995         1994        Useful Lives
                                       ----------   ----------    (in years)

Installed telephones and related
equipment ........................   10,536,625    8,398,723          3-5
Furniture, fixtures and office
  equipment   ....................      862,556      748,438            5
Other ............................       34,559       34,559            5
                                     ----------   ----------
                                      1,433,740    9,181,720
Less:  Accumulated depreciation ..    2,824,081    1,920,299
                                     ----------   ----------


Depreciation expense of $1,240,654 and $1,442,568, was recognized for the nine months ended September 30, 1995 and 1994, respectively.









NOTE 4-COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company's offices are located in Miami, Florida. The Company occupies space in Peoples's offices and did not have a written lease agreement and as such no lease commitment. The Company, however, is allocated expenses from the parent company, which include the payment of rent.

Debt Guarantee

Under the terms of Peoples $125 million credit facility, the Company acts as a guarantor and has pledged certain assets as collateral for this debt. During July 1995, Peoples completed the sale of $100 million of Senior Notes due 2002 (the "Senior Notes") and the issuance of 150,000 shares of Series C Cumulative Convertible Stock (the "Preferred Stock") for $1.5 million. The net proceeds of approximately $109.5 million from the Senior Notes and the Preferred Stock were used to repay the outstanding balance due under Peoples $125 million credit facility and certain other notes payable at approximately $105.1 in the aggregate. Simultaneously with the sale of the Senior Notes and issuance of the Preferred Stock, Peoples executed the Fourth Amended and Restated Loan and Security Agreement (the "Loan Agreement") with Creditanstalt Bankverein (the "Bank"). The Loan Agreement provides for a new $40 million credit facility . The Loan Agreement is secured by substantially all of Peoples and the Company's assets and contains certain restrictive covenants.

Contingent Liabilities

     "Cloning" is an industry term which describes the illegal programming of cellular telephone numbers into unauthorized telephones so that cloners can sell air-time which is billed to the subscriber or customer of the cellular telephone and not the actual user of the cloned telephone. Carriers in general provide a credit for air-time attributable to a "cloned telephone" provided the Company complies with that carrier's policy on notification of a cloned telephone; therefore, the Company excludes the fraudulent calls from its payments to its carriers and claims a credit for such calls. As of September 30, 1995 the unrecorded liability for these unapproved credits taken by the Company amounted to approximately $2,110,000. $650,000 related to Mc Caw Cellular Communications of Florida, Inc (dba Cellular One); $1,200,000 relates to LA Cellular, which was subsequently credited; and the remaining amount relates to NYNEX and various other carriers. In connection with the cellular cloning fraud disputes involving Cellular One and NYNEX, Peoples has filed a claim. The insurance company has preliminary denied coverage for this claim and Peoples intends to file suit against the insurance company in connected with said denial. Patent

QuickCall Corporation ("QuickCall") filed suit asserting claims of patent infringement, alleging that the Company infringed upon the patent technology related to this operation of cellular phones, but without reference to time or place of that infringement or particular equipment. The Company has filed a response to QuickCall's complaint in the form of a motion for more definite statement, due to the vague nature of QuickCall's allegations. This motion is still pending before the court, together with a motion filed on behalf of Peoples to dismiss QuickCalls' claims for failure to state a claim. The Company anticipates that it will dispute the validity of the patents upon which QuickCall bases its action. QuickCall has not specified the amount of damages it claims to have incurred due to and conduct by the Company and has not tendered a settlement demand. Because of the preliminary nature of the litigation, management and the Company's outside council are unable to predict the outcome of such litigation. Accordingly, the financial statements do not include any adjustments that might result from this uncertainty.

Litigation

On March 24, 1995 the Company commenced a lawsuit against Ericcson GE Mobile Communications, Inc., arising from the purchase of mobile telephones. The Company alleges that Ericcson breached certain warranties given in connection with Ericcson's sale of mobile telephones to the Company. The Company has accrued, as of September 30, 1995, a liability for equipment received from Ericcson in the approximate amount of $ 664,000 and has not authorized payment of these invoices based on Ericcson's alleged breach of warranty and the resulting damages sustained by the Company. The amount of damages sought by the Company substantially exceeds the accrued liability.

On September 6, 1995 Peoples, commenced a lawsuit against Cellular One, a vendor which has provided cellular telephone services to the Company. The claim involves approximately $ 800,000 in fraudulent telephone charges incurred in connection with the Company's telephone rental operations. Cellular One has demanded payment of the full amount in dispute, despite the fact that all, or substantially all, of the charges were generated through unauthorized, improper "cloning" of the Company's cellular telephone numbers. In connection with this litigation, Cellular One has countersued Peoples for this amount. The Company does not believe that it is liable for payment of the fraudulent cloning charges. At this juncture, management and the Company's outside counsel are unable to evaluate the likelihood of an unfavorable outcome in this matter.



NOTE 5 - RELATED PARTY TRANSACTIONS

The Company has been substantially dependent upon Peoples to provide sufficient funding to meet its cash requirements. The Company also relies on certain functions provided by Peoples such as legal MIS, finance, and human resources. During the nine months ended September 30, 1995 and 1994, Peoples allocated to the Company administrative expenses of $183,672 and $197,815, respectively. Charges by Peoples for provided services are not necessarily indicative of what would be negotiated with independent third parties.

The payable to Peoples for funding as of September 30, 1995 and 1994 was $17,142,823 and $11,645,935, respectively. Interest accrues on the intercompany balance plus overdrafts at a rate of one half percent above Peoples' borrowing rate (9.75% as of December 31, 1994).

Employees of the Company are included in the saving plan under the provisions of section 401(k) of the Internal revenue Code and the stock option plan for Peoples.

NOTE 6 - INCOME TAXES

The Company has net operating losses of approximately $10 million for financial reporting purposes and approximately $9.4 million for tax purposes which are available to reduce future taxable income and income taxes, if any. These carryforwards expire commencing in 2008. The net operating loss carryforward for financial purposes differs from the tax amount primarily due to differences in the treatment of reserves (inventory and bad debt) and depreciation.

A valuation allowance reducing the asset recognized must be recorded if it is determined that it is more likely than not that the asset will not be realized. A valuation allowance in the amount of $3,291,111, which represents the full amount of the future tax benefit associated with the cumulative new operating loss carryforwards, has been established. The result is a $1,113,041 new tax provision in 1994.

NOTE 7 -  MAJOR SUPPLIER

The Company utilizes one main channel of distribution, rental car companies. As such, the Company has agreements with rental car companies to install cellular phones in their rental cars.

The Company has a five year contract with Avis Rent A Car System, Inc. ("Avis") effective March 1, 1995, amended effective October 1, 1995. This is an exclusive contract for Avis locations. Under this agreement, the Company must have installed 10,000 Ericcson or "Smart" phones by January 1, 1996 and 10,000 "Smart" phones by December 31, 1996. About 87% of the Company's sales are through AVIS locations.

The Company has a three-year exclusive agreement, effective January 23, 1995, for several major corporate Budget Rent-A-Car markets across the United States. The Company has agreed to install phones in 10% of the fleet specified by Budget in each market. Once a deployment schedule is established, the Company is obligated under the agreement to deploy the 10% minimum within six months. To date, no deployment schedule has been set and, therefore, the Company has not been required to meet the 10% minimum.

NOTE 8 - BANK LOANS

In May 1995 the Company signed an agreement with Creditanstalt Corporate Finance, Inc. for a one year loan up to $2.5 million, with an interest rate fluctuating daily, equal to the higher of the Creditanstalt prime rate of the Federal Funds Rate plus 1/2 of 1%. This loan is guaranteed by Peoples and is collateralized by the Smart Phone.

NOTE 9 - SUBSEQUENT EVENTS

On July 21, 1995 the Company sold certain portable cellular phone assets to Shared Technologies Cellular, Inc ("STC") for $225,000. On November 13, 1995, Peoples sold certain assets subject to certain liabilities as well as assigned certain contracts of the Company to STC for approximately $6.3 million. Of the $6.3 million, $2.5 million represents consideration contingent upon future earnings which is not recognizable for financial reporting purposes at the time of the sale. Accordingly, recognizable consideration amounted to $3.8 million:
$0.3 million in cash; a $2.0 million promissory note bearing interest at 8.0% per annum, with principal and interest payable semiannually through 2000; STC will pay certain of the Company's liabilities, net of trade receivables as of November 1, 1995 for a total of $1.2 million; and 100,000 shares of STC common stock with an estimated value of approximately $225,000.

The sale included the following assets of the Company; the entire in-car phone fleet of approximately 15,000 Ericcson phones; patents pending on the computer operating system including Smart Phone technology and 1,530 Smart Phones; and computer equipment. The Company's contracts with rental car companies (see Note
7) and with certain carriers were assigned to STC along with manufacturing and royalty agreements for the Smart Phone.

Upon the November 13, 1995 sale, the Company ceased its business operations.

Peoples retained all liabilities in excess of $1.2 million assumed by STC, including any potential liabilities arising from the lawsuits described in note 4 and the approximately $1.6 million outstanding on the Bank Loan described in
Note 8 at November 13, 1995

                    FAIRCHILD INDUSTRIES, INC. AND SUBSIDIARY

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                                               Page
Post-Recapitalization/Merger Financials

         Report of Arthur Andersen LLP, Independent Public Accountants.......................      F-

         Consolidated Balance Sheets as of June 30, 1994 and 1995
              and October 1, 1995 (unaudited)................................................      F-

         Consolidated  Statements  of Income for the Years Ended June 30,  1993,
              1994 and 1995 and the three months ended
              October 2, 1994 and October 1, 1995 (unaudited)................................      F-

         Consolidated  Statements  of  Changes in  Stockholders'  Equity for the
              Years Ended June 30, 1992, 1993, 1994 and 1995 and the three
              months ended October 1, 1995 (unaudited).......................................      F-

         Consolidated  Statements  of Cash  Flows for the Years  Ended  June 30,
              1993, 1994 and 1995 and the three months ended
              October 1, 1994 and October 2, 1995 (unaudited)................................      F-

         Notes to Consolidated Financial Statements .........................................      F-

Pre-Recapitalization/Merger Financials

         Consolidated Balance Sheets as of June 30, 1994 and 1995............................      F-

         Consolidated Statements of Earnings - The Three Years Ended
              June 30, 1993, 1994, and 1995..................................................      F-

         Consolidated Statements  of Stockholders' Equity - The Three
              Years Ended June 30, 1992, 1993, and 1994......................................      F-

         Consolidated Statements of Cash Flows - The Three Years
              Ended June 30, 1993, 1994, and 1995............................................      F-

         Notes to Consolidated Financial Statements..........................................      F-

         Report of Independent Public Accountants............................................      F-

         Condensed Consolidated Balance Sheets
              As of October 1, 1995 and June 30, 1995........................................      F-

         Consolidated Statements of Earnings for the three months ended
              October 1, 1995 and October 2, 1994............................................      F-

         Consolidated Statements of Cash Flows for the three months ended
              October 1, 1995 and October 2, 1994............................................      F-

         Notes to Condensed Consolidated Financial Statements................................      F-


AFTER  THE  REORGANIZATION   TRANSACTIONS  DISCUSSED  IN  NOTE  1  TO  FAIRCHILD
INDUSTRIES, INC.'S CONSOLIDATED FINANCIAL STATEMENTS IS EFFECTED, WE EXPECT TO BE IN A POSITION TO RENDER THE FOLLOWING AUDIT REPORT.

                                                            ARTHUR ANDERSEN LLP
                                                            JANUARY 9, 1996


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Fairchild Industries, Inc.:

We have audited the accompanying consolidated balance sheets of Fairchild Industries, Inc. (a Delaware Corporation) as of June 30, 1994 and 1995, and the related consolidated statements of income, changes in stockholders' equity and cash flows for the years ended June 30, 1993, 1994 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fairchild Industries, Inc. as of June 30, 1994 and 1995, and the results of its operations and its cash flows for the years ended June 30, 1993, 1994 and 1995, in conformity with generally accepted accounting principles.

                           FAIRCHILD INDUSTRIES, INC.


                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)


                                                                        ASSETS
                                                                                  JUNE 30,           OCTOBER 1,
                                                                              1994          1995         1995
                                                                              ----          ----         ----
                                                                                                     (unaudited)
CURRENT ASSETS:
     Cash and cash equivalents                                                 $    64      $ 1,469      $    -
     Billed accounts receivable - trade, net of allowances of $204,
       $254 and $383                                                             6,369       14,429       16,795
     Unbilled accounts receivable                                                3,487        6,218        6,241
     Inventories                                                                     -        1,246          869
     Prepaid and other current assets                                            1,326        2,283        1,904
     Net current assets of operations transferred to RHI                        25,760       56,876       53,391
                                                                                ------       ------       ------
                  Total current assets                                          37,006       82,521       79,200


PROPERTY, PLANT AND EQUIPMENT, at cost:
     Buildings and improvements                                                  3,417        3,733        3,802
     Equipment and autos                                                        59,455       73,968       77,289
     Furniture and fixtures                                                        734        3,097        3,432
                                                                                ------       ------       ------
                                                                                63,606       80,798       84,523
     Accumulated depreciation                                                  (23,104)     (31,239)     (33,513)
                                                                                ------       ------       ------
                  Property, plant and equipment, net                            40,502       49,559       51,010


GOODWILL, less accumulated amortization of $2,389, $3,013 and $3,189            20,686       25,958       25,939


OTHER INTANGIBLE ASSETS, less accumulated amortization of $4,383,
   $5,938 and $6,353                                                             6,682        7,589        7,174


DEFERRED LOAN COSTS                                                              5,960        4,561        4,397


PREPAID PENSION COST                                                               216          195          184


NET NON-CURRENT ASSETS OF OPERATIONS TRANSFERRED TO RHI                        220,266      180,926      184,422
                                                                               -------      -------      -------
                  Total assets                                                $331,318     $351,309     $352,326
                                                                              ========     ========     ========
-------------------------------------------------------------------------

                                      The  accompanying  notes  are an  integral part of these financial statements.

                           FAIRCHILD INDUSTRIES, INC.


                           CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                        LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                   JUNE 30,             OCTOBER 1,
                                                                              1994          1995          1995
                                                                              ----          ----          ----
                                                                                                      (unaudited)
CURRENT LIABILITIES:
     Accounts payable                                                      $   6,744     $  12,780     $  14,068
     Advanced billings                                                             -           941           537
     Deferred revenue on maintenance contracts                                   371         3,109         3,044
     Accrued liabilities-
         Salaries and wages                                                      935         1,986         1,771
         Sales, payroll and use taxes                                          1,254         1,162         1,451
         Commissions                                                             297           293           215
         Dividends                                                               975           975           975
         Other                                                                 1,103         3,182         1,801
     Current portion of capital lease obligations                              1,954           751           514
                                                                              ------        ------        ------
                  Total current liabilities                                   13,633        25,179        24,376

12.25% SENIOR SECURED NOTES DUE 1999                                         125,000       125,000       125,000

BANK CREDIT AGREEMENT                                                         55,373        55,373        55,373

CAPITAL LEASE OBLIGATIONS                                                        932           185           128

POSTRETIREMENT BENEFITS                                                           78            98           104

REDEEMABLE PREFERRED STOCK:  $3.60 cumulative Series A Convertible
   Preferred Stock, without par value, 424,701 shares authorized,
   issued and outstanding at redemption value of $45.00 per share             19,112        19,112        19,112
                                                                              ------        ------        ------
                  Total liabilities                                          214,128       224,947       224,093

STOCKHOLDERS' EQUITY:
     Series C cumulative preferred stock:  without par value, 558,360 shares authorized, issued and outstanding; liquidation value of
       $45.00 per share                                                       24,015        24,015        24,015
     Series B preferred stock: without par value, 3,000 shares
       authorized, 2,025, 2,278 and 2,302 issued and outstanding;
       liquidation value of $100,000 per share                               202,500       227,800       230,200
     Common stock, par value of $100.00 per share, 1,400 shares
       authorized, issued and outstanding                                        140           140           140
     Paid-in capital                                                           2,390         2,523         2,575
     Accumulated deficit                                                    (111,855)     (128,116)     (128,697)
                                                                            --------      --------      --------
                  Total stockholders' equity                                 117,190       126,362       128,233
                                                                             -------       -------       -------
                  Total liabilities and stockholders' equity                $331,318      $351,309      $352,326
                                                                            ========      ========      ========
-------------------------------------------------------------------------

                                          The accompanying notes are an integral part of these financial statements.

                           FAIRCHILD INDUSTRIES, INC.

                        CONSOLIDATED STATEMENTS OF INCOME
                                 (IN THOUSANDS)

                                                         YEARS ENDED                     THREE MONTHS ENDED
                                                           JUNE 30,                   OCTOBER 2,    OCTOBER 1,
                                               1993          1994          1995          1994          1995
                                               ----          ----          ----          ----          ----
                                                                                            (unaudited)


Revenues                                     $ 68,639      $ 74,897      $109,741     $  20,124     $  33,138

Cost of revenues                               33,735        36,979        58,360        10,038        17,614
                                               ------        ------        ------        ------        ------

Gross profit                                   34,904        37,918        51,381        10,086        15,524

General and administrative expenses            19,944        21,258        32,504         5,590        10,607

Goodwill amortization                             540           578           624           146           176
                                                  ---           ---           ---           ---           ---
             OPERATING INCOME                  14,420        16,082        18,253         4,350         4,741

Interest expense                               20,033        19,538        21,280         5,430         5,490
                                               ------        ------        ------         -----         -----
             NET LOSS FROM CONTINUING
               OPERATIONS BEFORE TAXES         (5,613)       (3,456)       (3,027)       (1,080)         (749)

Taxes                                               -             -             -             -             -

Operating results of operations
   transferred to RHI                          (6,644)      (30,531)       (9,332)        1,387         1,143
                                               ------       -------        ------         -----         -----

             NET EARNINGS (LOSS) BEFORE
               PREFERRED DIVIDENDS            (12,257)      (33,987)      (12,359)          307           394

Series A preferred dividends                    1,713         1,529         1,529           382           382

Series C preferred dividends                    2,160         2,373         2,373           593           593
                                                -----         -----         -----           ---           ---
             NET LOSS AFTER PREFERRED
               DIVIDENDS                     $(16,130)     $(37,889)     $(16,261)      $  (668)      $  (581)
                                             ========      ========      ========       =======       =======

Dividends to RHI Holdings, Inc. (Parent)     $ 50,000      $      -      $      -       $     -       $     -
                                             ========      ========      ========       =======       =======


                                          The accompanying notes are an integral part of these financial statements.

                           FAIRCHILD INDUSTRIES, INC.

           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                 (IN THOUSANDS)


                                                                     SERIES C    SERIES B
                                                            COMMON   PREFERRED   PREFERRED      PAID-IN    ACCUMULATED
                                                            STOCK     STOCK        STOCK        CAPITAL      DEFICIT        TOTAL
                                                            -----     -----        -----        -------      -------        -----
BALANCE, June 30, 1992                                       $140           -     $192,600      $2,230    $    (6,985)     $187,985
     Net loss                                                   -           -            -           -        (12,257)      (12,257)
     Issuance of Series B Preferred Stock to parent             -           -        5,000           -              -         5,000
     Exchange of Series A Preferred Stock for issuance of
       Series C Preferred Stock                                 -      24,015            -           -              -        24,015
     Cash dividends to preferred stockholders                   -           -            -           -         (3,873)       (3,873)
     Cash dividends to parent                                   -           -            -           -        (50,000)      (50,000)
                                                             ----      ------      -------       -----         ------       --------
BALANCE, June 30, 1993                                        140      24,015      197,600       2,230        (73,115)      150,870
     Net loss                                                   -           -            -           -        (33,987)      (33,987)
     Issuance of Series B Preferred Stock to parent             -           -        4,900         143              -         5,043
     Transfer of subsidiary from parent                         -           -            -          17           (851)         (834)
     Cash dividends to preferred stockholders                   -           -            -           -         (3,902)       (3,902)
                                                             ----      ------      -------       -----         ------       --------
BALANCE, June 30, 1994                                        140      24,015      202,500       2,390       (111,855)      117,190
     Net loss                                                   -           -            -           -        (12,359)      (12,359)
     Issuance of Series B Preferred Stock to parent             -           -       25,300          88              -        25,388
     Transfer of pension plan from parent                       -           -            -          45              -            45
     Cash dividends to preferred stockholders                   -           -            -           -         (3,902)       (3,902)
                                                             ----      ------      -------       -----         ------       --------
BALANCE, June 30, 1995                                        140      24,015      227,800       2,523       (128,116)      126,362
     Net Income                                                 -           -            -           -            394           394
     Issuance of Series B Preferred Stock to parent             -           -        2,400           -              -         2,400
     Cash dividends to preferred stockholders                   -           -            -           -           (975)         (975)
     Paid in capital from parent                                -           -            -          52              -            52
                                                             ----      ------      -------       -----         ------       --------
BALANCE, October 1, 1995 (unaudited)                         $140     $24,015     $230,200      $2,575      $(128,697)     $128,233
                                                             ====     =======     ========      ======      =========      ========


                                              The  accompanying   notes  are  an integral part of these financial statements.

                           FAIRCHILD INDUSTRIES, INC.


                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)


                                                                  YEARS ENDED               THREE MONTHS ENDED
                                                                   JUNE 30,              OCTOBER 1    OCTOBER 2
                                                          1993       1994       1995        1994        1995
                                                          ----       ----       ----        ----        ----
                                                                                               (unaudited)
CASH FLOWS (USED IN)/PROVIDED BY OPERATING
   ACTIVITIES:
     Net loss from continuing operations                 $(5,613)    $(3,396)   $(3,027)   $(1,080)     $ (749)
     Adjustments to reconcile net income to net cash
       (used in)/provided by operating activities:
         Amortization and depreciation                     7,935       8,947     10,330      2,289       2,702
         (Decrease) increase in advanced billings              -           -        326        -          (404)
         Increase in billed accounts receivable           (1,086)       (251)    (8,060)    (1,630)     (2,366)
         (Increase) decrease in unbilled accounts
           receivable                                       (666)        277     (2,014)      (108)        (23)
         (Decrease) increase in non-current assets          (404)        (43)      (536)    (1,793)      2,257
         Increase in inventories                               -           -     (1,033)       -          (377)
         (Decrease) increase in prepaid and other            (20)       (374)      (709)       757         379
           assets
         (Decrease) increase in accrued liabilities          339         406      2,716       (522)     (1,385)
         (Decrease) increase in deferred revenue             359         (24)      (162)      (138)        (65)
         Increase (decrease) in accounts payable             (86)     (1,325)     5,576      1,288       1,288
         Operations transferred to RHI                    16,579       6,438     14,341      2,689      (5,182)
                                                          ------       -----     ------      -----      ------
              Net cash (used in)/provided by              17,337      10,655     17,748      1,752      (3,925)
                operating activities

CASH FLOWS USED IN INVESTING ACTIVITIES:
     Acquisitions, net of cash acquired                   (7,313)          -    (11,550)      (550)          -
     Purchases of property, plant and equipment           (5,769)     (7,775)   (10,349)    (1,815)     (2,183)
     Proceeds from sales of property, plant and
       equipment                                               8          31         25                      -
     Operations transferred to RHI                        (6,539)     (7,105)    (5,754)    (1,497)     (1,930)
                                                          ------      ------     ------     ------      ------
              Net cash used in investing activities      (19,613)    (14,849)   (27,628)    (3,862)     (4,113)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
     Issuance of Series B preferred stock                  5,000       4,000     24,400     11,400       2,400
     Issuance of Series C preferred stock                 24,015           -          -          -           -
     Purchase/exchange of Series A preferred stock       (25,126)          -          -          -           -
     Payment of dividends                                (53,782)     (3,902)    (3,902)      (975)       (975)
     Paid-in capital contribution                              -         143         88          -          52
     Repayments of capital lease obligations              (3,200)     (3,118)    (1,950)      (394)       (237)
     Decrease (increase) in deferred loan cost            (3,703)      1,008      1,399        338         164
     Operations transferred to RHI                        59,070       6,127     (8,750)    (8,030)      5,165
                                                          ------       -----     ------     ------       -----
              Net cash provided by financing               2,274       4,258     11,285      2,339       6,569
                activities

NET INCREASE (DECREASE) IN CASH                               (2)         64      1,405        229      (1,469)

CASH, beginning of period/year                                 2           -         64         64       1,469

CASH, end of period/year                               $           $           $  1,469     $  293   $
                                                               -          64                                 -

SUPPLEMENTARY DISCLOSURES OF CASH FLOW INFORMATION:
     Cash paid during the period/year for interest       $20,033     $19,538    $21,280    $ 5,430     $ 5,490
                                                         =======     =======    =======    =======     =======
     Cash paid during the period/year for taxes          $     -     $     -    $     -    $     -     $     -
                                                         =======     =======    =======    =======     =======



                                              The  accompanying   notes  are  an integral part of these financial statements.

                           FAIRCHILD INDUSTRIES, INC.
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

     (UNAUDITED WITH RESPECT TO OCTOBER 1, 1995 AND THE THREE MONTHS ENDED
                      OCTOBER 1, 1995 AND OCTOBER 2, 1994)


1.   ORGANIZATION, MERGER AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Fairchild Industries, Inc. is incorporated in the State of Delaware. As used herein, the term "Company" refers to Fairchild Industries, Inc. The Company is a subsidiary of RHI Holdings, Inc. ("RHI") which is in turn a wholly-owned subsidiary of The Fairchild Corporation ("TFC").

Subsequent to June 30, 1995, TFC announced plans to recapitalize the Company in order to improve the financial and operating flexibility and strengthen the financial position of TFC and its subsidiaries (the "Recapitalization"). The Company's plans to merge into Shared Technologies Inc. ("STI") (the "Merger") are an integral part of the Recapitalization. Concurrent with the Merger, and as part of the Recapitalization, the Company is transferring to its immediate parent, RHI, all of its assets and liabilities except those expressly related to the Company's telecommunications business (the "Telecommunications Business"), $125 million principal amount of the Company's 12 1/4% Senior Secured Notes Due 1999 (the "12 1/4% Notes"), and approximately $55.4 million of existing bank indebtedness. The Merger is contingent on STI obtaining sufficient financing.

In the Merger Agreement, TFC, RHI and FII make representations and warranties with respect to the Telecommunications Business and the Merger Agreement provides that STI and TFC on the one hand and RHI on the other hand shall indemnify each other from losses arising out of any breaches of their respective representations and warranties in the Merger Agreement to the extent that losses to a party exceed $4,000,000.

Upon consummation of the Merger, all outstanding shares of FII common stock will be converted into the right to receive in the aggregate (i) 6,000,000 shares of STI Common Stock, (ii) shares of STI Cumulative Convertible Preferred Stock bearing a six percent initial annual dividend and having an aggregate liquidation preference of $25,000,000 plus an amount equal to the total amount of dividends the holders would have received if dividends had been paid at the rate of ten percent, less the amount of dividends actually paid, and (iii) shares of STI Special Preferred having an aggregate initial liquidation preference of $20,000,000 (the "Common Consideration"). In connection with the Merger, all shares of Series A Convertible Preferred Stock and Series C Cumulative Preferred Stock of FII will be redeemed by STI and canceled in consideration of the payment of the full liquidation value thereof together with accrued dividends aggregating approximately $44,000,000 (the "Preferred Consideration"). RHI is transferring to the Company as a contribution to its capital all of the outstanding shares of the Company's Series B Preferred Stock.

Prior to the Recapitalization, in addition to the Telecommunications Business, the Company conducted two other businesses: the Aerospace Fasteners and Industrial Products businesses. The Aerospace Fasteners business designs, manufactures and markets high performance, specialty fastening systems, primarily for aerospace applications. The Industrial Products business designs, manufacturers and markets tooling and electronic control systems for the plastic injection molding and die casting industries. The Telecommunications Business is the sole continuing operation of the Company and accounted for 21.4% of the Company's total combined sales for the three businesses for the fiscal year ended June 30, 1995. The Telecommunications Business has no operations or sales outside of the United States of America.

The transaction between STI and FII was structured as a merger. As a result of this structure, the Surviving Corporation will be liable for all liabilities of FII with respect to its operations prior to the Effective Time. Prior to the Merger, and as a precondition of the Merger, FII, RHI, TFC and certain other subsidiaries of TFC will undergo a recapitalization pursuant to which FII will divest itself of all assets unrelated to the Telecommunications Business. RHI will assume all liabilities of FII unrelated to the Telecommunications Business, including but not limited to: (i) contingent liabilities related to the Company's alleged failure to comply with certain Federal Acquisition Regulations and Cost Accounting Standards in accounting for (a) the 1985 reversion to the Company of certain assets of terminated defined benefit pension plans and (b) pension costs associated with the discontinuation of certain of its former operations; (ii) all environmental liabilities except those related to the Company's Telecommunications Business; (iii) approximately $50,000,000 (at June 30, 1995) of costs associated with postretirement healthcare benefits; (iv) a secured note payable in an aggregate principal amount of approximately $3,300,000 at September 30, 1995; and (v) all other accrued and any and all other unasserted liabilities that do not relate to or arise out of the Telecommunications Business (which liabilities consist principally of those related to certain divested businesses).

The Company and RHI will enter into an agreement (the "Indemnification Agreement") pursuant to which RHI will assume and agree to discharge in full, and will indemnify the Company from the Assumed Liabilities. Notwithstanding the Indemnification Agreement, the Company will not be released from its obligations with respect to the Assumed Liabilities as a matter of law. Accordingly, to the extent RHI is unable to meet its obligations under the Indemnification Agreement, the Company will be required to satisfy in full any of the Assumed Liabilities not satisfied by RHI. RHI is primarily a holding company and, therefore, any claim by the Company pursuant to the Indemnification Agreement will be effectively subordinated to the creditors of RHI's subsidiaries. There is no expiration date with respect to the Indemnification Agreement. All indemnification obligations are secured by all of the shares of preferred stock issued by STI to RHI in the Merger. Since the execution of the Merger Agreement, FII has entered into a letter agreement setting forth the general terms of a sale of substantially all of the assets of DME Company, its Industrial Products Segment, which, if consummated, may have an effect on RHI's ability to meet RHI's indemnification obligations.

With respect to the contingent liabilities described in clause (i) of the second preceding paragraph, the Corporate Administrative Contracting Officer (the "ACO") has directed the Company to prepare cost impact proposals relating to such plan terminations and segment closings and, following receipt of such cost impact proposals, may seek adjustments to contract prices. The ACO alleges that substantial amounts will be due if such adjustments are made. The Company believes it properly accounted for the asset reversions in accordance with applicable accounting standards. The Company has had discussions with the government to attempt to resolve these pension accounting issues. However, there can be no assurance that the Company will be able to satisfactorily resolve them.

As of June 30, 1995, the consolidated total recorded liabilities of the Company for the environmental matters referred to above totaled $8,601,000 which was the estimated probable exposure for these matters. It is reasonably possible that the total exposure for these matters could be as much as $15,778,000.

FISCAL YEAR

The fiscal year ("fiscal") of the Company ends on June 30. All references herein to "1995", "1994", and "1993" mean the fiscal years ended June 30, 1995, 1994 and 1993, respectively.

CASH EQUIVALENTS/STATEMENTS OF CASH FLOWS

For purposes of these statements, the Company considers all highly liquid investments with original maturity dates of three months or less as cash equivalents.

INVENTORIES

Inventories are stated at the lower of cost or market. Cost is determined primarily using the weighted average method. The inventories consist of telecommunications equipment waiting to be installed at customer sites.

PROPERTIES AND DEPRECIATION

Properties are stated at cost and depreciated over estimated useful lives, generally on a straight-line basis. No interest costs were capitalized in any of the years presented. Useful lives for property, plant and equipment are:


          Buildings and improvements                              17 - 40 years
          Equipment and autos                                      3 - 10 years
          Furniture and fixtures                                       10 years

Depreciation  expense  related to  property,  plant and  equipment  amounted  to
$6,191,000,   $6,998,000  and   $8,153,000  for  fiscal  1993,   1994  and  1995
respectively.

UNBILLED RECEIVABLES AND ADVANCED BILLINGS

Unbilled receivables arise from those contracts under which billings can only be rendered upon the achievement of certain contract stages or upon submission of appropriate billing detail. Advance billings represent pre-billings for services not yet rendered. Unbilled receivables and advance billings are generally for services rendered within one year.

REVENUE RECOGNITION

The majority of the Company's revenues are related to the sale and installation of telecommunications equipment and services and maintenance after the sale. Service revenues are billed and earned on a monthly basis. For systems installations, usually three to five months, the Company uses the percentage-of-completion method, measured by costs incurred versus total estimated cost at completion. The Company bills maintenance contracts in advance. The deferred revenue is relieved when the revenue is earned.

INTANGIBLE ASSETS AND GOODWILL

Intangible assets as of June 30, 1994 and 1995, respectively, are comprised of the following:

                                                                                          USEFUL
                                                              1994         1995           LIVES
                                                              ----         ----           -----
                                                               (IN THOUSANDS)

         Noncompete contracts                                $ 2,774       $ 3,659   5-10 years
         Subscriber base                                       6,256         6,456   10 years
         Right of first refusal                                  700           700   10 years
         Acquisition/organization costs                          720         1,321   5-20 years
         Other                                                   615         1,391   8-10 years
                                                                 ---         -----
                                                              11,065        13,527
         Accumulated amortization                             (4,383)       (5,938)
                                                             -------       -------
                                                             $ 6,682       $ 7,589
                                                             =======       =======

The intangible assets are being amortized over their expected useful lives described above. Amortization expense related to these intangible assets amounted to $1,203,000, $1,371,000 and $1,555,000 for the years ended June 30,
1993, 1994 and 1995, respectively.


The Company allocates the excess of cost of purchased businesses over the fair value of their net tangible assets at acquisition dates to identifiable intangible assets to the extent possible. The residual is treated as goodwill and is amortized on a straight-line basis over 40 years.

IMPAIRMENT OF LONG-LIVED ASSETS

The Company reviews its long-lived assets, including property, plant and equipment, identifiable intangibles and goodwill, for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. To determine recoverability of its long-lived assets the Company evaluates the probability that future undiscounted net cash flows, without interest charges, will be less than the carrying amount of the assets. Impairment is measured at fair value.

In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of". SFAS 121 establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used, and for long-lived assets and certain identifiable intangibles to be disposed of. SFAS 121 is required to be implemented by the Company on, or before, July 1, 1996. Since the Company's present policy is identical to the policy prescribed by SFAS 121, there will be no effect from implementation.

INTERIM FINANCIAL STATEMENTS

The accompanying interim consolidated financial statements, as of October 1, 1995 and for the three months ended October 1, 1995 and October 2, 1994, of the Company have been prepared by the Company without audit. Certain information and footnote disclosures normally included in financial statements presented in accordance with generally accepted accounting principles have been omitted from the accompanying interim statements. The Company believes the disclosures made are adequate to make the information presented not misleading.

In the opinion of the Company, the accompanying unaudited interim consolidated financial statements reflect all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position of the Company as of October 1, 1995 and the results of its operations and its cash flows for the three months ended October 1, 1995 and October 2, 1994.

Interim results are not necessarily indicative of annual performance because of the impact of seasonal variations.

2.   ACQUISITIONS:

On November 28, 1994, the Company completed the acquisition of substantially all of the telecommunications assets of JWP Telecom, Inc. ("JWP") for approximately $11,000,000, plus the assumption of approximately $3,000,000 of liabilities. The Company recorded $1,610,000 and $5,595,000 in identifiable intangibles and goodwill, respectively, as a result of this acquisition. JWP is a telecommunications system integrator, specializing in the distribution, installation and maintenance of voice and data communications equipment. In the first quarter of fiscal 1995, the Company acquired all the shared telecommunications assets of Eaton & Lauth Co., Inc., for approximately $550,000. The Company recorded $250,000 and $300,000 of the acquisition price as identifiable intangibles and goodwill, respectively. See Note 12 for the pro forma information assuming acquisition of JWP at the beginning of fiscal 1995 and at the beginning of fiscal 1994.

In fiscal 1993, the Company acquired all the telecommunications assets of Office Networks, Inc. for approximately $7,300,000. The Company recorded $2,282,000 and $2,748,000 in identifiable intangibles and goodwill, respectively, as a result of this acquisition.

3.   OPERATIONS BEING TRANSFERRED TO RHI:

The operations being transferred to RHI had the following operating results and net assets (in thousands).

                                                                               JUNE 30,
                                                                               --------
                                                                          1994            1995
                                                                          ----            ----
     Current assets                                                       $173,835        $165,738
     Property, plant and equipment, net                                    116,799         108,632
     Goodwill                                                              175,243         170,028
     Net assets held for sale                                               34,515          34,811
     Other assets                                                           31,792          23,072

     Current liabilities                                                  (148,075)       (108,862)
     Debt to be assumed by RHI                                             (94,393)        (84,982)
     Other liabilities                                                     (40,544)        (62,463)
     Cumulative Translation Adjustment                                      (3,146)         (8,172)
                                                                            ------          ------

                  Net assets to be transferred                            $246,026        $237,802
                                                                          ========        ========



                                                                      FOR THE YEARS ENDED
                                                                           JUNE 30,
                                                                           --------
                                                              1993            1994           1995
                                                              ----            ----           ----
     Revenues                                                 $400,594        $ 369,792     $401,779
     Cost of sales                                             302,067          284,850      311,150
     Selling, general and administrative                        69,549           67,438       76,171
     Research and development                                    3,262            3,940        4,100
     Amortization of goodwill                                    5,298            5,228        5,218
     Restructuring charges                                      15,469           18,860            -
     Unusual items                                                   -            6,000            -
                                                              --------        ---------     --------
     Operating income (loss)                                     4,949          (16,524)       5,140
     Interest expense                                           12,788           11,129       14,004
     Other income                                                2,269            4,008        1,549
     Income tax provision (benefit)                                264           (4,792)`      2,017
     Cumulative effect of accounting changes for income
       taxes and postretirement benefits
                                                                   810           11,678            -
                                                              --------        ---------     --------
     Net loss of transferred operations                      $  (6,644)       $ (30,531)   $  (9,332)
                                                             =========        =========    =========


The interest allocated to discontinued operations represents the interest on the debt to be assumed by RHI. Goodwill was allocated to business segments at the acquisition date of FII by TFC (June 1989) based on the ratio of estimated fair value of the units to total estimated fair value. In addition, the remaining goodwill allocated to the telecommunications business relates to acquisitions made by the telecommunications business. The provision for income taxes, which was calculated on a separate company basis, was allocated entirely to discontinued operations as the continuing operations experienced losses after interest in all historical periods. The cumulative effect from changing accounting for income taxes has been solely allocated to operations transferred to RHI as the telecommunications business has experienced losses after interest in all historical periods and any tax assets could not be realized. The cumulative effect from changing accounting for postretirement benefits was partially allocated to continuing operations based upon actuarial reports. See Note 5 for further discussion regarding the cumulative effect from changing accounting for postretirement benefits. The Company's litigation contingencies are part of the liabilities being transferred to RHI. These contingencies include the determination by the ACO, based upon the advise of the United States Defense Contract Audit Agency, that the Company did not comply with Federal Acquisition Regulations and Cost Accounting Standards in accounting for (i) the 1985 reversion to the Company of certain assets of terminated defined benefit pensions plans, and (ii) costs upon the closing of segments of the Company's business. The ACO has directed the Company to prepare cost impact proposals relating to such plan terminations and segment closings and following receipt of such cost impact proposals, may seek adjustments to contract prices. The ACO alleges that substantial amounts will be due if such adjustments are made. The Company believes it has properly accounted for the asset reversions in accordance with applicable accounting standards. The Company has had discussions with the government to attempt to resolve these pension accounting issues.

         To date, the stringent Federal, state and local environmental laws and regulations, which apply to the Company and other aerospace fastener and industrial product manufacturers, concerning, among other things, the discharge of materials into the environment and the generation, handling, storage, transportation and disposal of waste and hazardous materials, have not had a material effect on the financial condition of the Company.

         In connection with its plans to dispose of certain real estate, the Company must investigate environmental conditions and may be required to take certain corrective action prior or pursuant to any such disposition. In addition, management has identified several areas of potential contamination at or from other facilities owned, or previously owned, by the Company, that may require the Company to take corrective action or to contribute to a cleanup. The Company is also a defendant in certain lawsuits and proceedings seeking to require the Company to pay for investigation or remediation of environmental matters and has been alleged to be a potentially responsible party at various "Superfund" sites. Management of the Company believes that it has recorded adequate reserves in its financial statements to complete such investigations and take any necessary corrective actions or make any necessary contributions. None of the amounts estimated for FII's environmental liabilities are related to the Communications Services Business. No amounts have been recorded as due from third parties, including insurers, or set off against, any liability of the Company, unless such parties are contractually obligated to contribute and are not disputing such liability. The reserves recorded by the Company related to the litigation discussed above have been included in operations transferred to RHI.

4.   LONG-TERM OBLIGATIONS:

The Company maintains a credit agreement (the "Credit Agreement") with a consortium of banks, which provides a revolving credit facility and term loans (collectively the "Credit Facilities"). The Credit Facilities generally bear interest at 3.75% over the London Interbank Offer Rate ("LIBOR") for the revolving credit facility and Term Loan VIII, and at 2.75% over LIBOR for Term Loan VII, respectively. The LIBOR was approximately 6% as of June 30, 1995. The commitment fee on the unused portion of the revolving credit facility was 1.0% at June 30, 1995. The Credit Facilities mature March 31, 1997 and are secured by substantially all the Company's assets. RHI has assumed $94,393,000 and $84,982,000 of this debt as of June 30, 1994 and 1995, respectively, in connection with the Merger. The remaining debt related to the continuing operations will be repaid as part of the Merger and there will be no further obligation of the Company.

The Credit Agreement, as amended, contains certain covenants, including a material adverse change clause, and restrictions on dividends, capital expenditures, capital leases, operating leases, investments and indebtedness. It requires the Company to comply with certain financial covenants including achieving cumulative earnings before interest, taxes, depreciation and amortization ("EBITDA Covenant"), and maintaining certain coverage ratios.

The Company issued the 12 1/4% Senior Secured Notes (the "Notes") in August 1992. The Notes require semi-annual interest payments and mature in 1999, however, the Company may redeem the Notes at any time after July 31, 1997. If the Company desires to redeem the Notes prior to July 31, 1997, a majority of the holders must consent to the redemption. The Notes are secured by a lien on all of the issued and outstanding common stock and Series B Preferred Stock of the Company and all issued and outstanding common stock of its wholly-owned subsidiary, VSI Corporation. There are no direct or contingent liabilities or compensating balance arrangements as a result of the Notes.

The Company is party to several capital leases with interest rates ranging from 5.85% to 15.50%. (See Note 11 for additional capital lease disclosures.)

Annual maturities of long-term debt obligations (exclusive of capital lease obligations) for each of the five years following June 30, 1995 are as follows:
$14,338,000 for 1996,  $121,231,000 for 1997, $1,001,000 for 1998,  $125,056,000
for 1999 and $56,000 for 2000.

5.   PENSIONS AND POSTRETIREMENT BENEFITS:

PENSIONS

The Company has established defined benefit pension plans covering substantially all employees. The Company's funding policy for the plans is to contribute each year the minimum amount required under the Employee Retirement Income Security Act of 1974. A portion of the Company's pension cost and prepaid pension cost have been included in operations transferred to RHI.

The following table provides a summary of the components of net periodic pension cost for the plans:

                                                                             1993     1994    1995
                                                                             ----     ----    ----
                                                                                 (In thousands)
         Service cost of benefits earned during the period                    $  55  $         $106
                                                                                         97
         Interest cost of projected benefit obligation                           35      56      63
         Return on plan assets                                                  (39)    (57)    (55)
         Net amortization and deferral                                            8      12       5
         Amortization of prior service cost                                       4      (8)     (8)
                                                                              -----    ----    ----
                       Total pension cost                                     $  63    $100    $111
                                                                              =====    ====    ====


Assumptions used in accounting for the plans were:

                                                                            1993      1994     1995
                                                                            ----      ----     ----

         Discount rate                                                       8.5%      8.5%      8.5%

         Expected rate of increase in salaries                               4.5%      4.5%      4.5%

         Expected long-term rate of return on plan assets                    9.0%      9.0%      9.0%

The following table sets forth the funded status and amounts recognized in the Company's balance sheets at June 30, 1994 and 1995 for the continuing operations portion of its defined benefit pension plans:

                                                                                       1994       1995
                                                                                       ----       ----
                                                                                       (In thousands)

          Vested benefit obligation                                                     $421        $493
          Non-vested benefit obligation                                                   27          32
                                                                                        ----        ----
               Accumulated benefit obligation                                            448         525
                                                                                        ----        ----
          Projected benefit obligation                                                   642         758
          Plan assets at fair value                                                      699         800
                                                                                        ----        ----
          Plan assets in excess of projected benefit obligation                           57          42
          Unrecognized net loss                                                          155         150
          Unrecognized prior service cost                                                  4           3
                                                                                        ----        ----
          Prepaid pension cost                                                          $216        $195
                                                                                        ====        ====


POSTRETIREMENT HEALTH CARE BENEFITS


Effective July 1, 1993, the Company adopted Statement of Financial Accounting Standards No. 106 ("SFAS No. 106"), "Employers' Accounting for Postretirement Benefits Other Than Pensions". This standard requires that the expected cost of postretirement benefits be accrued and charged to expense during the years the employees render the services. The impact of the accounting change was $60,000 which was included in general and administrative expenses. A portion of the Company's net periodic postretirement benefit cost and accrued postretirement benefit cost have been included in operations transferred to RHI.

The components of expense for continuing operations in 1994 and 1995 are as follows:

                                                                                       1994       1995
                                                                                       ----       ----
                                                                                       (In thousands)
          Service cost of benefits earned                                                $12         $13
          Interest cost on liabilities                                                     6           7
                                                                                         ---         ---
          Net periodic postretirement benefit cost                                       $18         $20
                                                                                         ===         ===


The following table sets forth the funded status for the continuing portion of the Company's postretirement health care benefit plan at June 30, 1994 and 1995.


                                                                                       1994       1995
                                                                                       ----       ----
                                                                                       (In thousands)
          Accumulated postretirement benefit obligation                                  $67         $87
          Unrecognized net gain                                                           11          11
                                                                                         ---         ---
          Accrued postretirement benefit cost                                            $78         $98
                                                                                         ===         ===


The accumulated postretirement benefit obligation was determined using a discount rate of 8.5%, and a health care cost trend rate of 8.0% and 7.5% for pre-age-65 and post-age-65 employees, respectively, gradually decreasing to 4.5% and 4.5%, respectively, in the year 2003 and thereafter.

Increasing the assumed health care cost trend rates by 1% would increase the accumulated postretirement benefit obligation related to the continuing operations of the Company as of June 30, 1995, by approximately $29,000, and increase net periodic postretirement benefit cost by approximately $7,000 for fiscal 1995.

6.   INCOME TAXES:

Effective July 1, 1993, the Company changed its method of accounting for income taxes from the deferred method to the liability method required by Statement of Financial Accounting Standards No. 109 ("SFAS No. 109"), "Accounting for Income Taxes".

Under the liability method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Prior to the adoption of SFAS No. 109, income tax expense was determined using the deferred method. Deferred tax expense was based on items of income and expense that were reported in different years in the financial statements and tax returns and were measured at the tax rate in effect in the year the difference originated.

As permitted under SFAS No. 109, prior years' financial statements were not restated. The effect of the accounting change was not material.

There was no provision or benefit for current or deferred income taxes from continuing operations for 1995, 1994 and 1993 due to the historical losses of continuing operations.

The income tax provision for continuing operations differs from that computed using the statutory Federal income tax rate of 34.0% in 1993 and 35.0% in 1994 and 1995 and for the following reasons:

                                                              1993          1994          1995
                                                              ----          ----          ----
                                                                       (In thousands)
     Computed statutory amount                                $(1,908)      $(1,189)      $(1,059)
     Effect of net operating losses                             1,719           981           826
     Nondeductible acquisition valuation items                    184           202           218
     Other                                                          5             6            15
                                                              -------       -------       -------
                                                              $     -       $     -       $     -
                                                              =======       =======       =======


The following table is a summary of the significant components of the continuing operations portion of the Company's deferred tax assets and liabilities as of June 30, 1994 and 1995.


                                                               1994                             1995
                                                             Deferred                         Deferred
                                                           (Provision)        June 30,      (Provision)       June 30,
                                                             Benefit            1994          Benefit           1995
                                                             -------            ----          -------           ----
                                                                                (In thousands)
Deferred tax assets:
      Accrued expenses                                          $   (15)       $     72       $      17       $      89
      Employee compensation and benefits                             32             192              45             237
      Deferred revenue                                               (9)            130             958           1,088
      NOL carryforwards                                           1,682          12,311             822          13,133
      Postretirement benefits                                        41             135              27             162
      Other                                                          58              40               8              48
                                                                -------        --------       ---------       ---------
                                                                  1,673          12,880           1,877          14,757

 Deferred tax liabilities:
      Asset basis differences - fixed assets                       (592)         (5,367)              -          (5,367)
      Asset basis differences - intangible assets                  (143)         (1,426)           (198)         (1,624)
      Other                                                         (10)           (326)              -            (326)
                                                                -------        --------       ---------       ---------
                                                                   (745)         (7,119)           (198)         (7,317)
                                                                -------        --------       ---------       ---------

 Less- valuation allowance                                         (928)         (5,761)         (1,679)         (7,440)
                                                                -------        --------       ---------       ---------
      Net deferred tax liability                              $       -       $       -       $       -        $      -
                                                              =========       =========       =========        ========



         For fiscal 1993, prior to the change in method of accounting for taxes, the deferred income tax component of the income tax provision for continuing operations consists of the effect of timing differences related to:

                                                                     1993
                                                                (IN THOUSANDS)
         Deferred revenue...................................          122
         Intangible amortization............................         (386)
         Depreciation.......................................       (1,346)
         Effect of net operating loss.......................        1,610
                                                                   ------
                                                                    $   -
                                                                   ======

In the opinion of management, adequate provision has been made for all income taxes and interest, and any tax liability that may arise for prior periods will not have a material effect on the financial condition or results of operations of the Company.

The Company has entered into a tax sharing agreement with its parent whereby the Company is included in the consolidated federal income tax return of TFC. The Company makes payments to TFC based on the amount of federal income taxes, if any, it would have paid had it filed a separate federal income tax return.

7.   REDEEMABLE PREFERRED STOCK:

As part of the Merger discussed in Note 1, the outstanding Series A Preferred Stock will be redeemed at $45.00 per share. The Series A Preferred Stock is subject to annual mandatory redemptions and annual dividend payments of $3.60 per share. The Company did not purchase any shares during the past three fiscal years. Series A Preferred Stock is listed on the New York Stock Exchange ("NYSE").

Holders of the Series A Preferred Stock have general voting rights. Additionally, in the event of a cumulative arrearage equal to six quarterly dividends, all Series A Preferred stockholders have the right to elect separately, as a class, two members to the Board of Directors. No cash dividends can be declared or paid on any stock junior to the Series A Preferred Stock in the event of dividend arrearages or a default in the obligation to redeem such Series A Preferred Stock. Due to the merger of the Company with RHI in August 1989, holders of the Series A Preferred Stock are entitled, at their option, but subject to compliance with certain covenants under the Company's Credit Agreement, to redeem their shares for $27.18 in cash.

Annual maturity redemption requirements for redeemable preferred stock as of June 30, 1995, are as follows: $4,211,000 for 1996, $7,450,000 for 1997, and
$7,450,000 for 1998.

8.   EQUITY SECURITIES:

As part of the Merger discussed in Note 1, the Series C Preferred Stock will be redeemed at redemption value of $45.00 per share. 558,360 shares of Series C Preferred Stock were authorized, issued and outstanding at June 30, 1995 and 1994, respectively. Also, as part of the Merger, RHI will contribute to the Company all of the Company's outstanding Series B Preferred Stock. Such Series B Preferred Stock will be retired and canceled in connection with the Merger.

9.   FAIR VALUE OF FINANCIAL INSTRUMENTS:

Statement of Financial Accounting Standards No. 107 ("SFAS 107"), "Disclosures about Fair Value of Financial Instruments," requires disclosures of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. Financial instruments are defined as cash, evidence of an ownership interest in an entity or a contract that imposes a contractual obligation to deliver cash or other financial instruments to the second party. In cases where quoted market prices are not available, fair values are based on estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments.

The carrying amount reported in the balance sheet approximates the fair value for cash and cash equivalents, accounts receivable, accounts payable, advanced billings, deferred revenue, accrued liabilities and capital lease obligations.

Fair values of Series A and Series C preferred stock of the Company are based on quoted market prices.

There is no active market for the Company's long-term debt. Therefore, the fair value for the Company's fixed rate long-term debt is estimated using discounted cash flow analysis, based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

Fair values for the Company's off-balance-sheet instruments, lease guarantees, are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counter parties' credit standing. The fair value of the Company's off-balance-sheet instruments at June 30, 1995, is not material.

The carrying amounts and fair values of the Company's financial instruments at June 30, 1994 and June 30, 1995 are as follows.

                                                           JUNE 30, 1994                       JUNE 30, 1995
                                                     CARRYING            FAIR              CARRYING        FAIR
                                                      AMOUNT             VALUE              AMOUNT         VALUE

                                                                          (In thousands)

Cash and cash equivalents                            $        64     $        64            $1,469        $1,469
Accounts receivable                                        9,856           9,856            20,647        20,647
Accounts payable                                           6,744           6,744            12,780        12,780
Accrued liabilities                                        3,589           3,589             6,623         6,623
Advanced billings                                              -               -               941           941
Deferred revenue on maintenance contracts
                                                             371             371             3,109         3,109
Bank credit agreement                                     55,373          55,373            55,373        55,373
12.25% senior secured notes                              125,000         125,000           125,000       125,000
Redeemable preferred stock                                19,112          15,608            19,112        15,714
Series C cumulative preferred stock                       24,015          21,427            24,015        20,939

10.  RELATED PARTY TRANSACTIONS:

Corporate general and administrative expense was billed to the Company on a monthly basis during 1993, 1994 and 1995. These costs represent the cost of services incurred on behalf of the Company by TFC and its subsidiaries based primarily on estimated hours spent by corporate employees. The Company has reimbursed TFC and its subsidiaries for such services. Corporate general and administrative expense allocated to the Company was $342,000, $441,000 and $537,000 in fiscal 1993, 1994 and 1995, respectively.

The Company had sales to TFC and subsidiaries of TFC of $601,000, $707,000 and $1,031,000 for the years ended June 30, 1993, 1994 and 1995, respectively.

11.  COMMITMENTS AND CONTINGENCIES:

LEASES

The Company leases certain of its facilities and equipment under capital and operating leases. The following is an analysis of the assets under capital leases included in property, plant and equipment.

                                                                     JUNE 30,
                        DESCRIPTION                                    1995
                        -----------                                    ----
                                                                  (In thousands)


Building improvements                                                  $   422
Equipment and autos                                                     11,582
Furniture and fixtures                                                     297
Less- Accumulated depreciation                                          (6,446)
                                                                        ------
                                                                        $5,855
                                                                        ======


Future minimum lease payments:

                                                   OPERATING          CAPITAL
                                                   LEASES             LEASES
                                                   ------             ------
                                                         (In thousands)

1996                                               $  4,414           $   812
1997                                                  4,635               189
1998                                                  4,867                 8
1999                                                  5,110                 -
2000                                                  5,366                 -
----                                               --------           -------
                                                    $24,392             1,009
                                                    =======
Less- Amount representing interest                                        (73)
                                                                      -------
Present value of capital lease obligations                            $   936
                                                                      =======


Rental  expense  under  all  leases  amounted  to  $2,985,000,   $3,023,000  and
$4,204,000 for the years ended June 30, 1993, 1994 and 1995, respectively.


OTHER MATTERS

The Company's continuing operations are involved in various claims and lawsuits incidental to its business. The Company, either on its own or through its insurance carriers, is contesting these matters. In the opinion of management, the ultimate resolution of the legal proceedings will not have a material adverse effect on the financial condition or the future operating results of the Company. See further discussion of the Assumed Liabilities in Note 1.

12.  PRO FORMA INFORMATION (UNAUDITED):

As described in Note 2, the Company acquired substantially all of the telecommunications assets of JWP on November 28, 1994. The following unaudited pro forma condensed results of operations for the years ended June 30, 1994 and 1995, give effect to the JWP acquisition as if the acquisition had occurred at the beginning of each year.

                                                             UNAUDITED
                                                             ---------
                                                   FISCAL 1994       FISCAL 1995
                                                   -----------       -----------
                                                            (In thousands)


Sales                                                $122,426         $132,716
Cost of sales                                         (86,860)         (98,628)
Other expenses                                        (38,917)         (36,926)
                                                      -------          -------
    Net loss from continuing operations                (3,351)          (2,838)
Operating results of operations
     transferred to RHI                               (30,591)          (9,332)
                                                      -------           ------
    Net loss before preferred dividends              $(33,942)        $(12,170)
                                                     ========         ========

                    Report of Independent Public Accountants
                    ----------------------------------------



To Fairchild Industries, Inc.:

We have audited the accompanying consolidated balance sheets of Fairchild Industries, Inc. (a Delaware corporation) and subsidiaries as of June 30, 1994 and 1995, and the related consolidated statements of earnings, stockholders' equity and cash flows for the years ended June 30, 1993, 1994 and 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fairchild Industries, Inc. and subsidiaries as of June 30, 1994 and 1995 and the results of their operations and their cash flows for the years ended June 30, 1993, 1994, and 1995, in conformity with generally accepted accounting principles.

As discussed in Notes 5 and 6 to the consolidated financial statements, effective July 1, 1993, the Company changed its method of accounting for postretirement benefits other than pensions, and income taxes.



                                                     Arthur Andersen LLP

Washington, D.C.
September 15, 1995

            FAIRCHILD INDUSTRIES, INC. AND CONSOLIDATED SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                      June 30,              June 30,
ASSETS                                                                  1994                  1995
----------                                                            --------              --------

Current Assets:
Cash and cash equivalents                                              $   2,468            $   2,412
Accounts receivable-trade, less allowances
     of $2,135 and $4,478                                                 68,364               84,927
Inventories:
     Finished goods                                                       46,358               50,963
     Work-in-process                                                      28,418               19,976
     Raw materials                                                        10,120               17,866
                                                                        --------             --------
                                                                          84,896               88,805

Prepaid expenses and other current
     assets                                                               29,353               15,239
                                                                        --------             --------
Total Current Assets                                                     185,081              191,383

Property, plant and equipment, net                                       157,301              158,191

Net assets held for sale                                                  34,515               34,811
Cost in excess of net assets acquired,
     (Goodwill) less accumulated amortization
     of $28,864 and $34,707                                              195,929              195,986
Deferred loan costs                                                        7,820                5,648
Prepaid pension assets                                                    17,795               15,336
Other assets                                                              19,035               14,433
                                                                        --------             --------
Total Assets                                                           $ 617,476            $ 615,788
                                                                         =======              =======



The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

            FAIRCHILD INDUSTRIES, INC. AND CONSOLIDATED SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                      June 30,              June 30,
LIABILITIES AND STOCKHOLDERS' EQUITY                                    1994                  1995
------------------------------------                                  --------              --------
Current Liabilities:
Bank notes payable and current maturities
     of long-term debt                                                 $  12,735            $  15,352
Accounts payable                                                          32,372               39,124
Due to affiliated companies                                               52,250               13,759
Accrued liabilities:
     Wages, salaries and commissions                                      13,527               14,655
     Employee benefit plans                                                2,015                1,352
     Insurance                                                            13,662               15,150
     Interest                                                              6,836                6,647
     Other                                                                28,311               28,002
                                                                        --------             --------
                                                                          64,351               65,806

Total Current Liabilities                                                161,708              134,041

Long-term debt                                                           224,132              249,306
Retiree health care liabilities                                           49,200               47,567
Noncurrent income taxes                                                   26,576               18,049
Other long-term liabilities                                               16,412               13,179
                                                                        --------             --------
Total liabilities                                                        478,028              462,142

Redeemable preferred stock:  $3.60 Cumulative Series
     A  Convertible  Preferred  Stock,  without  par
     value,  424,701 shares  authorized,  issued and
     outstanding  at redemption  value of $45.00 per
     share                                                                19,112               19,112

Stockholders' Equity:
Series B Preferred Stock, without par
     value, 3,000 shares authorized, 2,025
     and 2,278 issued and outstanding;
     liquidation value of $100,000 per share                             202,500              227,800
Series C Cumulative Preferred Stock,
     without par value, 558,360 shares
     authorized issued and outstanding;
     liquidation value of $45.00 per share                                24,015               24,015

Common Stockholder's Equity:
Common stock, par value of $100.00 per
     share, 1,400 shares authorized,
     issued, and outstanding                                                 140                  140
Paid-in capital                                                            2,390                2,523
Accumulated deficit                                                    (111,855)            (128,116)
Cumulative translation adjustment                                          3,146                8,172
                                                                        --------             --------
                                      F-61

Total Common Stockholder's Deficit                                     (106,179)            (117,281)
                                                                        --------             --------
Total Stockholders' Equity                                               120,336              134,534
                                                                        --------             --------
Total Liabilities and Stockholders' Equity                             $ 617,476            $ 615,788
                                                                          ======               ======
The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

            FAIRCHILD INDUSTRIES, INC. AND CONSOLIDATED SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                                 (In thousands)

                                                                     For the years ended June 30,
                                                                     ----------------------------
                                                               1993              1994             1995
Revenues:                                                    --------          --------         --------
     Sales                                                    $ 463,567        $ 444,145         $ 508,612
     Other income, net                                            5,666              544             2,908
                                                               --------         --------          --------
                                                                469,233          444,689           511,520
Costs and Expenses:
     Cost of sales                                              351,074          337,881           392,802
     Selling, general & administrative                           74,228           72,601            85,383
     Research and development                                     3,262            3,940             4,100
     Amortization of goodwill                                     5,838            5,806             5,842
     Restructuring                                               15,469           18,860               --
     Unusual items                                                  --             6,000               --
                                                               --------         --------          --------
                                                                449,871          445,088           488,127
Operating income (loss)                                          19,362            (399)            23,393
Interest expense                                                 32,821           30,667            35,284
Interest income                                                   (459)            (311)             (184)
                                                               --------         --------          --------
Net interest expense                                             32,362           30,356            35,100
Investment income                                                 1,424            3,354               924
Equity in earnings of affiliates                                    522              541               762
Minority interest                                                 (129)            (181)             (121)
                                                               --------         --------          --------
Loss from continuing operations
     before taxes                                              (11,183)         (27,041)          (10,142)
Income tax provision (benefit)                                      264          (4,792)             2,017
                                                               --------         --------          --------
Net loss from continuing operations                            (11,447)         (22,249)          (12,159)
Loss on disposal of discontinued
     operations, net                                                --               --              (200)
                                                               --------         --------          --------
Net loss before extraordinary items
     and changes in accounting
     principals                                                (11,447)         (22,249)          (12,359)
Extraordinary items, net                                          (810)              --                --
Cumulative effect of change in
     accounting for postretirement
     benefits, net                                                  --             (252)               --
Cumulative effect of change in
     accounting for income taxes, net                               --          (11,486)               --
                                                               --------         --------          --------
Net loss                                                     $ (12,257)       $ (33,987)        $ (12,359)
                                                                 ======           ======            ======
Series A Preferred Dividends                                  $   1,713        $   1,529         $   1,529
Series C Preferred Dividends                                      2,160            2,373            $2,373
                                                               --------         --------          --------
                                      F-63

Loss after Preferred Dividends                               $ (16,130)         (37,889)         $(16,261)
                                                                 ======            =====            ======
Dividends to RHI Holdings, Inc.
     (Parent)                                                 $  50,000          $   --            $   --
                                                                 ======            =====             =====
The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

            FAIRCHILD INDUSTRIES, INC. AND CONSOLIDATED SUBSIDIARIES

                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                 (In thousands)


                                              Series B      Series C                                    Cumulative
                                  Common      Preferred     Preferred       Paid-in      Accumulated    Translation
                                   Stock        Stock         Stock         Capital        Deficit      Adjustment          Total
                              -----------  --------------  ----------     -------------  -------------  --------------     -------
BALANCE, July 1, 1992             $   140       $192,600       $   --       $  2,230        $  (6,985)       $  6,169       $194,154
----------------------------
Net loss                               --            --            --            --           (12,257)            --        (12,257)
Issuance of Series B
 Preferred Stock to
 parent                                --          5,000           --            --                --             --           5,000
Exchange of Series A
 Preferred Stock for
 issuance of Series C
 Preferred Stock                       --            --         24,015           --                --             --          24,015
Cash dividends to
 preferred stockholders                --            --            --            --            (3,873)            --         (3,873)
Cash dividends to
 parent                                --            --            --            --           (50,000)            --        (50,000)
Cumulative translation
 adjustment, net                       --            --            --            --                --         (3,503)        (3,503)
                                  -------        -------       -------       -------          --------        -------        -------
BALANCE, June 30, 1993           $    140       $197,600      $ 24,015      $  2,230        $ (73,115)       $  2,666       $153,536
-----------------------
Net loss                               --            --            --            --           (33,987)            --        (33,987)
Issuance of Series B
 Preferred Stock to
 parent                                --          4,900           --            143               --             --           5,043
Transfer of subsidiary
 from parent                           --            --            --             17             (851)            --           (834)
Cash dividends to
 preferred stockholders                --            --            --            --            (3,902)            --         (3,902)
Cumulative translation
 adjustment, net                       --            --            --            --                --             480            480
                                  -------        -------       -------       -------          --------        -------        -------

                                      F-65

BALANCE, June 30, 1994           $    140       $202,500      $ 24,015      $  2,390        $(111,855)       $  3,146       $120,336
-----------------------
Net loss                               --            --            --            --           (12,359)            --        (12,359)
Issuance of Series B
 Preferred Stock to
 parent                                --         25,300           --             88               --             --          25,388
Transfer of pension
 plan from parent                      --            --            --             45               --             --              45
Cash dividends to
 preferred stockholders                --            --            --            --            (3,902)            --         (3,902)
Cumulative translation
 adjustment, net                       --            --            --            --                --           5,026          5,026
                                  -------        -------       -------       -------          --------        -------        -------
BALANCE, June 30, 1995           $    140       $227,800      $ 24,015      $  2,523        $(128,116)       $  8,172       $134,534
                                 ========       ========      ========      ========        =========        ========       ========


The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

            FAIRCHILD INDUSTRIES, INC. AND CONSOLIDATED SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In thousands)

                                                                         For the years ended June 30,
                                                                        ------------------------------
                                                                    1993             1994              1995
Cash flows from operating activities:                              --------          --------         --------
     Net loss                                                    $ (12,257)        $ (33,987)       $ (12,359)
     Adjustments to reconcile net loss:
     Cumulative effect of accounting changes,
       net                                                               --            11,738               --
     Depreciation and amortization                                   30,477            32,295           35,172
     Accretion of discount on long-term
       liabilities                                                    2,205             3,070            3,311
     Undistributed earnings of affiliates                             (266)             (230)            (450)
     Provision for restructuring and
       unusual items (excluding cash
       payments of $7,896 in 1993 and
       $6,020 in 1994)                                                7,573            18,840               --
     Minority interest                                                  129               181              121
     Loss on sale of property, plant and
       equipment                                                      2,364               583              726
     Change in accounts receivable                                    6,942           (2,114)         (16,563)
     Change in inventories                                            9,444             4,246          (3,696)
     Change in other current assets                                (11,896)          (10,063)            9,545
     Change in other non-current assets                             (5,899)               387            3,538
     Change in accounts payable, accrued
       and other liabilities                                       (17,295)          (11,772)          (4,062)
                                                                    -------          --------         --------
Net cash provided by operating activities                            11,521            13,174           15,283
                                                                    -------          --------         --------
Cash flows from investing activities:
     Acquisitions, net of cash acquired                             (7,313)                --         (11,550)
     Collections on notes and other
       receivables related to operations
       sold                                                             218             1,183               --
     Purchases of property, plant and
       equipment                                                   (15,508)          (16,092)         (19,779)
     Proceeds from sales of property, plant
       and equipment                                                    975             1,351            1,787
     Change in net assets held for sale                               2,015           (1,291)            1,914
                                                                    -------          --------         --------
Net cash used for investing activities                             (19,613)          (14,849)         (27,628)
                                                                    -------          --------         --------


The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

            FAIRCHILD INDUSTRIES, INC. AND CONSOLIDATED SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED
                                 (In thousands)

                                                                         For the years ended June 30,
                                                                        ------------------------------
                                                                    1993             1994              1995
                                                                  --------         --------          --------
Cash flows from financing activities:
     Proceeds from issuance of debt                               $ 180,942         $ 106,960        $  72,117
     Debt repayments and repurchase of
       debentures, net                                            (125,072)         (103,951)         (82,817)
     Issuance of Series B preferred stock                             5,000             4,000           24,400
     Issuance of Series C preferred stock                            24,015               --               --
     Purchase/exchange of Series A preferred
       stock                                                       (25,126)               --               --
     Paid-in capital contribution                                       --                143               88
     Payment of dividends                                          (53,782)           (3,902)          (3,902)
                                                                   --------          --------         --------
Net cash provided by financing activities                             5,977             3,250            9,886
                                                                   --------          --------         --------
Effect of exchange rate changes on cash                             (2,900)               893            2,403
Net increase (decrease) in cash and cash
     equivalents                                                    (5,015)             2,468             (56)
Cash and cash equivalents, beginning
     of year                                                          5,015                --            2,468
                                                                   --------          --------         --------
Cash and cash equivalents, end of year                             $    --          $   2,468        $   2,412
                                                                   ========          ========         ========


The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
         ------------------------------------------

         Corporate Structure: Fairchild Industries, Inc. is incorporated in the State of Delaware. As used herein, the term "Company" refers to Fairchild Industries, Inc. and its subsidiaries unless otherwise indicated. The Company is a subsidiary of RHI Holdings, Inc. ("RHI") which is in turn a wholly-owned subsidiary of The Fairchild Corporation ("TFC"). The Company conducts its operations through its wholly-owned subsidiary VSI Corporation ("VSI").

         Fiscal Year: The fiscal year ("Fiscal") of the Company ends on June 30. All references herein to "1993", "1994", and "1995" mean the fiscal years ended June 30, 1993, 1994 and 1995, respectively.

         Principles of Consolidation: The consolidated financial statements are prepared in accordance with generally accepted accounting principles and include the accounts of the Company and its majority-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation. Investments in companies owned between 20 percent and 50 percent are recorded using the equity method. On June 30, 1995, approximately $1,620,000 of the Company's $(128,116,000) accumulated deficit were from undistributed earnings of 50 percent or less owned affiliates.

         Cash Equivalents/Statements of Cash Flows: For purposes of these statements, the Company considers all highly liquid investments with original maturity dates of three months or less as cash equivalents. Total cash disbursements made by the Company for income taxes and interest were as follows:

       (In thousands)                 1993              1994             1995
                                    --------          --------         --------

       Interest                    $ 19,129         $ 25,050          $ 29,898
       Income taxes                   1,171              270             1,867

         Inventories: Inventories are stated at the lower of cost or market. Cost is determined primarily using the last-in, first-out (LIFO) method. Inventories from continuing operations are valued as follows:

       (In thousands)                                             June 30,                   June 30,
                                                                    1994                       1995
                                                                  --------                   --------
       Last-in, first-out (LIFO)                                   $ 69,828                 $ 69,211
       First-in, first-out (FIFO)                                    15,068                   19,594
                                                                    -------                  -------
       Total inventories                                           $ 84,896                 $ 88,805
                                                                    =======                  =======


         For inventories valued on the LIFO method, the excess of current FIFO value over stated LIFO value was approximately $7,924,000 and $7,447,000 at June 30, 1994 and 1995, respectively. The LIFO decrement was immaterial for Fiscal 1995.

         Properties and Depreciation: Properties are stated at cost and depreciated over estimated useful lives, generally on a straight-line basis. For Federal income tax purposes, accelerated depreciation methods are used. No interest costs were capitalized in any of the years presented.
Property, plant, and equipment consisted of the following:

       (In thousands)                                             June 30,                   June 30,
                                                                    1994                       1995
                                                                  --------                   --------
       Land                                                        $ 14,229                  $ 14,022
       Buildings and improvements                                    32,937                    33,353
       Machinery and equipment                                      183,693                   208,475
       Transportation vehicles                                          529                       513
       Furniture and fixtures                                         5,118                     8,025
       Construction in progress                                       6,358                     4,419
                                                                    -------                   -------
                                                                    242,864                   268,807
       Less:  Accumulated depreciation                             (85,563)                 (110,616)
                                                                    -------                   -------
       Net property, plant, and equipment                          $157,301                  $158,191
                                                                    =======                   =======

         Amortization of Goodwill: The excess of cost of purchased businesses over the fair value of their net assets at acquisition dates (goodwill) is being amortized on a straight-line basis over 40 years.

         Deferred Loan Costs: Deferred loan costs associated with various debt issues are being amortized over the terms of the related debt, based on the amount of outstanding debt, using the effective interest method. Amortization expense for these loan costs was $1,895,000, $2,201,000 and $2,259,000, for Fiscal 1993, 1994 and 1995, respectively.

         Impairment of Long-Lived Assets: The Company reviews its long-lived assets, including property, plant and equipment, identifiable intangibles and goodwill, for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be fully recoverable. To determine recoverability of its long-lived assets the Company evaluates the probability that future undiscounted net cash flows, without interest charges, will be less than the carrying amount of the assets. Impairment is measured at fair value.

         Despite three consecutive years of operating losses in the Company's Aerospace Fasteners segment, the Company believes that future net cash flows from this segment will be sufficient to permit recovery of the segment's long-lived assets, including the remaining goodwill.

         In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of". SFAS 121 establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used, and for long-lived assets and certain identifiable intangibles to be disposed of. SFAS 121 is required to be implemented by the Company on, or before, July 1, 1996. Since the Company's present policy is identical to the policy prescribed by SFAS 121, there will be no effect from implementation. (For further discussion, see "Impact of future accounting changes" included in Item 7, Management Discussion and Analysis of Results of Operations and Financial Condition).

         Foreign Currency Translation: All balance sheet accounts of foreign subsidiaries are translated at current exchange rates at the end of the accounting period. Income statement items are translated at average exchange rates during the period. The resulting translation adjustment is recorded as a separate component of stockholders' equity. Foreign transaction gains and losses are included in other income and were insignificant in Fiscal 1993, 1994 and 1995.

         Research and Development: Company-sponsored research and development expenditures are expensed as incurred.

         Reclassification: Certain amounts in prior years' financial statements have been reclassified to conform to the Fiscal 1995 presentation.

2.       ACQUISITIONS
         ---------------------

         In Fiscal 1993, Fairchild Communications Services Company ("Fairchild Communications"), a partnership whose partners are indirect subsidiaries of the Company, acquired all the telecommunication assets of Office Networks, Inc. for approximately $7,300,000.

         On November 28, 1994, Fairchild Communications completed the acquisition of substantially all of the telecommunications assets of JWP Telecom, Inc. ("JWP") for approximately $11,000,000, plus the assumption of approximately $3,000,000 of liabilities. JWP is a telecommunications system integrator, specializing in the distribution, installation and maintenance of voice and data communications equipment. In the first quarter of Fiscal 1995, Fairchild Communications acquired all the shared telecommunications assets of Eaton & Lauth Co., Inc., for approximately $550,000.

         Proforma financial statements are not required for these acquisitions on an individual basis.

3.       NET ASSETS HELD FOR SALE AND DISCONTINUED OPERATIONS
         -----------------------------------------------------------------------

         The Company has decided not to sell Fairchild Data Corporation ("Data") which previously was included in net assets held for sale. The Company is recording the Fiscal 1994 and Fiscal 1995 results from Data with the Company's Industrial Products Segment. Sales from Data formerly included in net assets held for sale, and not included in results of operations, were $15,432,000 for the twelve months ended June 30, 1993. The impact of Data's earnings on the Fiscal 1993 period was immaterial.

         Net assets held for sale at June 30, 1995, includes two parcels of real estate in California and an 88 acre parcel of real estate located in Farmingdale, New York, which the Company plans to sell, lease or develop, subject to the resolution of certain environmental matters and market conditions, and a limited partnership interest in a real estate development joint venture.

         Net assets held for sale are recorded at estimated net realizable values, which reflect anticipated sales proceeds and other carrying costs to be incurred during the holding period. Interest is not allocated to net assets held for sale.

         The Company recorded a $200,000 after tax loss on disposal of discontinued operations, relating to workers' compensation claims from employees of operations which were previously discontinued.

4.       NOTES PAYABLE AND LONG-TERM DEBT
         -----------------------------------------------------------

         At June 30, 1994 and 1995, notes payable and long-term debt consisted of the following:

                                                                             June 30,           June 30,
       (In thousands)                                                          1994               1995
                                                                             --------           --------
       Short-term notes payable (weighted average
         interest rates of 8.5% and 8.2% in 1994
         and 1995, respectively)                                              $  3,592            $  5,348
                                                                               =======             =======

       Bank credit agreement                                                  $ 97,315            $126,396
       9.75% Subordinated Debentures, due annually
         1996 through 1998                                                       3,998               2,999
       12.25% Senior secured notes due 1999                                    125,000             125,000
       10.65% Industrial revenue bonds                                           1,500               1,500
       Capital lease obligations, interest from
         5.85% to 15.50% (see Note 13)                                           3,302               1,253
       Other notes payable, collateralized
         by property or equipment, interest
         from 5.50% to 10.65%                                                    2,160               2,162
                                                                               -------             -------
                                                                               233,275             259,310
       Less:  Current maturities                                                 9,143              10,004
                                                                               -------             -------
                                                                              $224,132            $249,306
                                                                               =======             =======

         The Company maintains a credit agreement (the "Credit Agreement") with a consortium of banks, which provides a revolving credit facility and term loans (collectively the "Credit Facilities"). The Credit Facilities generally bear interest at 3.75% over the London Interbank Offer Rate ("LIBOR") for the revolving credit facility and Term Loan VIII, and at 2.75% over LIBOR for Term Loan VII, respectively. The commitment fee on the unused portion of the revolving credit facility was 1.0% at June 30, 1995. The Credit Facilities mature March 31, 1997 and are secured by substantially all the Company's assets.

         The following table summarizes the Credit Facilities under the Credit Agreement.

                                                                       Outstanding                Total
                                                                          as of                 Available
       (In thousands)                                                 June 30, 1995            Facilities
                                                                      -------------            ----------
       Revolving Credit Facility (a)                                      $ 34,700                $ 50,250
       Term Loan VII                                                        49,696                  49,696
       Term Loan VIII                                                       42,000                  42,000
                                                                           -------                 -------
                                                                          $126,396                $141,946
                                                                           =======                 =======

         (a) In the first quarter of Fiscal 1995, the revolving credit facility was reduced by $9,250,000 to $50,250,000. In addition, the borrowing rate increased by 1.0% to generally bear interest at 3.75% over LIBOR and the commitment fee increased by 0.5% to 1.0%.

         On June 30, 1995, the Company had outstanding letters of credit of $7,554,000 which were supported by the Credit Agreement and other bank facilities on an unsecured basis. At June 30, 1995, the Company had unused short-term bank lines of credit aggregating $7,996,000 at interest rates slightly higher than the prime rate. The Company also has short-term lines of credit relating to foreign operations aggregating $9,529,000 against which the Company owed $5,349,000 at June 30, 1995.

         The Credit Agreement, as amended, contains certain covenants, including a material adverse change clause, and restrictions on dividends, capital expenditures, capital leases, operating leases, investments and indebtedness. It requires the Company to comply with certain financial covenants including achieving cumulative earnings before interest, taxes, depreciation and amortization ("EBITDA Covenant"), and maintaining certain coverage ratios. To comply with the minimum EBITDA Covenant requirements (as amended), the Company's subsidiary, VSI Corporation ("VSI"), must earn for the cumulative total of the trailing four quarters, EBITDA as follows: $60,000,000 for the first quarter of Fiscal 1996, $65,000,000 for the second quarter of 1996, $70,000,000 for the third quarter of Fiscal 1996, and $80,000,000 for the fourth quarter of Fiscal 1996. VSI's ability to meet the minimum requirements under the EBITDA Covenant in Fiscal 1996 is uncertain, and there can be no assurance that the Company will be able in the future to comply with the minimum requirements under the EBITDA Covenant and other financial covenants under the Credit Agreement. Noncompliance with any of the financial covenants, without cure, would constitute an event of default under the Credit Agreement. An event of default resulting from a breach of a financial covenant may result, at the option of lenders holding a majority of the loans, in an acceleration of the principal and interest outstanding, and a termination of the revolving credit line. However, if necessary, management believes a waiver can be obtained.

         VSI's capital expenditures are limited during the remaining term of the Credit Agreement to the lower of (i) an annual ceiling of $25,200,000 to $26,500,000 per year, or (ii) 30% of the prior Fiscal year's earnings before interest, taxes, depreciation and amortization. Capital expenditure reductions can be offset by cash contributions from RHI. Capital expenditures can also be increased if cash proceeds are received from the sale of other property, subject to approval by the senior lenders under the Credit Agreement. The Company's sale of property, plant, and equipment is limited during the remaining term of the Credit Agreement.

         Any available cash may be paid as dividends to RHI if the purpose of such dividends is to provide TFC with funds necessary to meet its debt service requirements under specified notes and debentures. All other dividends to RHI are subject to certain limitations under the Credit Agreement. As of June 30, 1995, the Company was unable to provide dividends to RHI. The Credit Agreement also restricts all additional borrowings under the Credit Facilities for the payment of any dividends.

         The indenture, covering the Company's 9.75% subordinated debentures, places restrictions on payment of dividends and the creation of additional debt of equal priority with the debentures. The Company is in compliance with these restrictions at June 30, 1995.

         Annual maturities of long-term debt obligations (exclusive of capital lease obligations) for each of the five years following June 30, 1995 are as follows: $14,338,000 for 1996, $121,231,000 for 1997, $1,001,000 for 1998,
$125,056,000 for 1999, and $56,000 for 2000.

5.       PENSIONS AND POSTRETIREMENT BENEFITS
         -------------------------------------

         Pensions
         --------

         The Company has established defined benefit pension plans covering substantially all employees. Employees in foreign subsidiaries may participate in local pension plans, which are in the aggregate insignificant and are not included in the following disclosures. The Company's funding policy for the plans is to contribute each year the minimum amount required under the Employee Retirement Income Security Act of 1974.

         The following table provides a summary of the components of net periodic pension cost for the plans:

(In thousands)                                                  1993             1994              1995
                                                                ----             ----              ----
Service cost of benefits earned during
       the period                                              $  4,183         $  3,827          $  3,917
Interest cost of projected benefit
       obligation                                                 5,479            5,665             5,784
Return on plan assets                                          (13,397)             (41)          (10,102)
Net amortization and deferral                                     6,939          (7,407)             3,248
Amortization of prior service cost                                  111              125                81
                                                                -------          -------           -------
Net periodic pension cost                                         3,315            2,169             2,928
Early retirement payout                                             817              758               414
                                                                -------          -------           -------
Total pension cost                                             $  4,132         $  2,927          $  3,342
                                                                =======          =======           =======

Assumptions used in accounting for the plans were:

                                                                 1993              1994              1995
                                                                 ----              ----              ----
Discount Rate                                                      8.5%             8.5%              8.5%
Expected rate of increase in salaries                              4.5%             4.5%              4.5%
Expected long term rate of return on
       plan assets                                                 9.0%             9.0%              9.0%

         The following table sets forth the funded status and amounts recognized in the Company's consolidated balance sheets at June 30, 1994 and 1995 for its defined benefit pension plans:

(In thousands)                                                                 1994               1995
                                                                             --------           --------
Projected benefit obligation:
       Vested benefit obligation                                              $ 60,372            $ 72,636
       Non-vested benefits                                                       4,908               3,880
                                                                               -------             -------
       Accumulated benefit obligation                                         $ 65,280            $ 76,516
                                                                               =======             =======
       Projected benefit obligation                                           $ 69,697            $ 82,331
       Plan assets at fair value                                                75,904              86,916
                                                                               -------             -------
Plan assets in excess of
       projected benefit obligations                                             6,207               4,585
Unrecognized net loss                                                           16,823              16,310
Unrecognized prior service cost                                                    406                 329
                                                                               -------             -------
Prepaid pension cost prior to SFAS
       109 implementation                                                     $ 23,436            $ 21,224
Effect of SFAS 109 implementation                                              (5,641)             (5,888)
                                                                               -------             -------
                                      F-74

Prepaid pension cost                                                          $ 17,795            $ 15,336
                                                                               =======             =======

         All of the Company's defined benefit plans have assets in excess of accumulated benefit obligations.

         Plan assets  include Class A common stock of The Fairchild  Corporation
of  $3,172,000  and  $2,763,000  at  June  30,  1994  and  1995,   respectively.
Substantially all of the plan assets are invested in listed stocks and bonds.

         Postretirement Health Care Benefits
         -----------------------------------

         Effective July 1, 1993, the Company adopted Statement of Financial Accounting Standards No. 106 ("SFAS No. 106"), "Employers' Accounting for Postretirement Benefits Other Than Pensions". This standard requires that the expected cost of postretirement benefits be accrued and charged to expense during the years the employees render the service. This is a significant change from the Company's previous policy of expensing these costs for active employees when paid.

         The Company  elected the  immediate  recognition  method of adoption of
SFAS No. 106. The unamortized portion of the overstated liability for discontinued operations was $10,652,000, net of tax, which substantially offset a $10,904,000, net of tax, charge relating to the transition obligation for active employees and retirees of continuing operations. The charge to net earnings from the cumulative effect of this accounting change was $252,000, net of tax.

         The Company provides health care benefits for most retired employees. Postretirement health care expense from continuing operations totaled $1,366,000, $1,948,000, and $1,385,000 for the years ended June 30, 1993, 1994 and 1995, respectively. The Company has accrued approximately $33,397,000 and $31,998,000 as of June 30, 1994 and 1995, respectively, for postretirement health care benefits related to discontinued operations. This represents the cumulative discounted value of the long-term obligation and includes interest expense of $4,866,000, $2,849,000 and $3,068,000 for the years ended June 30,
1993, 1994 and 1995, respectively. The components of expense for continuing operations and discontinued operations combined in 1994 and 1995 are as follows:

(In thousands)
                                                                          1994                    1995
                                                                         -------                 -------
Service cost of benefits earned                                           $    437                $    318
Interest cost on liabilities                                                 4,364                   4,258
Net amortization and deferral                                                   (4)                   (123)
                                                                           -------                 -------
Net periodic postretirement benefit cost                                  $  4,797                $  4,453
                                                                           =======                 =======

         The following table set forth the funded status for the Company's postretirement health care benefit plan at June 30, 1994 and 1995:


(In thousands)
                                                                          1994                    1995
                                                                         -------                 -------
Accumulated postretirement benefit obligations:
       Retirees                                                           $ 46,881                $ 44,494
       Fully eligible active participants                                      497                     531
       Other active participants                                             4,962                   5,738
                                                                           -------                 -------
Accumulated postretirement benefit obligation                               52,340                  50,763
Unrecognized net loss                                                        (427)                   (527)
                                                                           -------                 -------
Accrued postretirement benefit cost                                       $ 51,913                $ 50,236
                                                                           =======                 =======

         The accumulated postretirement benefit obligation was determined using a discount rate of 8.5%, and a health care cost trend rate of 8.0% and 7.5% for pre-age-65 and post-age-65 employees, respectively, gradually decreasing to 4.5% and 4.5%, respectively, in the year 2003 and thereafter.

         Increasing the assumed health care cost trend rates by 1% would increase the accumulated postretirement benefit obligation as of June 30, 1995, by approximately $2,353,000, and increase net periodic postretirement benefit cost by approximately $260,000 for Fiscal 1995.

6.       INCOME TAXES
         ------------

         Effective July 1, 1993, the Company changed its method of accounting for income taxes from the deferred method to the liability method required by
Statement of Financial Accounting Standards No. 109 ("SFAS No. 109"), "Accounting for Income Taxes".

         Under the liability method, deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. Prior to the adoption of SFAS No. 109, income tax expense was determined using the deferred method. Deferred tax expense was based on items of income and expense that were reported in different years in the financial statements and tax returns and were measured at the tax rate in effect in the year the difference originated.

         As permitted under SFAS No. 109, prior years' financial statements have not been restated. The Company elected the immediate recognition method and recorded a $11,486,000 charge, in Fiscal 1994, representing the prior years' cumulative effect. This charge represents deferred taxes that had to be recorded related primarily to fixed assets, prepaid pension expense, and inventory basis differences.

The  provision  (benefit)  for  income  taxes  from  continuing   operations  is
summarized as follows:

(In thousands)
                                                                 1993              1994              1995
Continuing operations:                                         --------          --------          --------
  Current:
       Federal                                               $  (3,059)       $  (9,355)         $   4,443
       State                                                      1,002              635             1,588
       Foreign                                                    1,335              158             1,767
                                                               --------         --------          --------
                                                                  (722)          (8,562)             7,798
  Deferred:
       Federal                                                      960            3,528           (5,947)
       State                                                         26              242               166
                                                               --------         --------          --------
                                                                    986            3,770           (5,781)
                                                               --------         --------          --------
Net tax provision (benefit)                                   $     264       $  (4,792)        $   2,017
                                                               ========         ========          ========

         The income tax provision for continuing operations differs from that computed using the statutory Federal income tax rate of 34.0% in 1993 and 35.0% in 1994 and 1995 for the following reasons:

(In thousands)                                                1993              1994              1995
                                                            --------          --------          --------
Computed statutory amount                                    $  (3,802)       $  (9,465)        $  (3,549)
State income taxes, net of applicable
       Federal tax benefit                                          678              655             1,199
Foreign Sales Corporation benefits                                (340)            (350)               --
Nondeductible acquisition valuation
       items                                                      1,136            4,356             1,918
Tax on foreign earnings, net of tax
       credits                                                    2,956              138             2,638
Other  (364)                                                      (126)            (189)
                                                               --------         --------          --------
                                                              $     264       $  (4,792)         $   2,017
                                                               ========         ========          ========

         The following table is a summary of the significant components of the Company's deferred tax assets and liabilities as of June 30, 1994 and 1995:


(In thousands)                                                                1994                          1995
                                                                            Deferred                      Deferred
                                                           June 30,        (Provision)    June 30,       (Provision)
                                                             1994            Benefit        1995           Benefit
                                                           --------        ----------     --------      ------------
Deferred tax assets:

     Accrued expenses                                        $  8,774       $  1,454       $  5,914       $ (2,860)
     Asset basis differences                                       64        (1,133)             10            (54)
     Employee compensation and benefits                         4,985          (837)          5,200             215
     Environmental reserves                                     4,239          (464)          3,329           (910)
     Credit carryforwards                                       2,891             --          2,891              --
     Postretirement benefits                                   19,160          (231)         19,712             552
     Other                                                      1,518        (3,789)          2,061             543
                                                              -------        -------        -------         -------
                                                               41,631        (5,000)         39,117         (2,514)
Deferred tax liabilities:
     Asset basis differences                                 (42,186)            (8)       (38,148)           4,038
     Inventory                                                (9,870)          1,310        (6,473)           3,397
     Pensions                                                 (5,169)          1,184        (4,230)             939
     Other                                                    (1,609)          (121)        (1,688)            (79)
                                                              -------        -------        -------         -------
                                                             (58,834)          2,365       (50,539)           8,295
                                                              -------        -------        -------         -------
                                                             (17,203)        (2,635)       (11,422)           5,781
Less amount related to accounting change                           --          1,135             --              --
                                                              -------        -------        -------         -------
Net deferred tax liability                                  $(17,203)      $ (3,770)      $(11,422)        $  5,781
                                                              =======        =======        =======         =======
The amounts included in the balance sheet are as follows:

Prepaid expenses and other current assets:
     Current deferred                                        $  5,367                      $  7,642
     Taxes receivable (payable)                                 6,419                       (1,438)
                                                              -------                       -------
                                                             $ 11,786                      $  6,204
                                                              =======                       =======

Other assets:
     Taxes receivable                                        $  2,873                       $   --
                                                              =======                       =======

Noncurrent income tax liabilities (assets):
     Noncurrent deferred                                     $ 22,570                      $ 19,064
     Other noncurrent                                           4,006                       (1,015)
                                                              -------                       -------
                                                             $ 26,576                      $ 18,049
                                                              =======                       =======

         For Fiscal 1993 prior to the change in the method of accounting for taxes, the deferred income tax component of the income tax provision for continuing operations consists of the effect of timing differences related to:

(In thousands)                                                        1993
                                                                    --------
Compensation and other wage related                                 $     813
Pension expense and reversion                                             200
Depreciation                                                            2,839
Other                                                                 (2,866)
                                                                     --------
                                                                    $     986
                                                                     ========

         Domestic income taxes, less allowable credits, are provided on the unremitted income of foreign subsidiaries and affiliated companies, to the extent that such earnings are intended to be repatriated. No domestic income taxes or foreign withholding taxes are provided on the undistributed earnings of foreign subsidiaries and affiliates that are considered permanently invested, or which would be offset by allowable foreign tax credits. At June 30, 1995, the amount of domestic taxes payable upon distribution of such earnings is not significant.

         In the opinion of management, adequate provision has been made for all income taxes and interest, and any tax liability that may arise for prior periods will not have a material effect on the financial condition or results of operations of the Company.

7.       REDEEMABLE PREFERRED STOCK
         --------------------------

         The Series A Preferred Stock is subject to annual mandatory redemptions of 165,564 shares per annum at $45.00 per share and annual dividend payments of $3.60 per share. In addition, the Company has the option of redeeming any or all shares at $45.00 per share. The Company announced on August 30, 1989, that the Board of Directors authorized expenditure of up to $25,000,000 for additional early redemption of these shares as market conditions permit. The Company did not purchase any shares during the past three fiscal years. Series A preferred Stock is listed on the New York Stock Exchange ("NYSE").

         Holders of the Series A Preferred Stock have general voting rights. Additionally, in the event of a cumulative arrearage equal to six quarterly dividends, all Series A Preferred stockholders have the right to elect separately, as a class, two members to the Board of Directors. No cash dividends can be declared or paid on any stock junior to the Series A Preferred Stock in the event of dividend arrearages or a default in the obligation to redeem such Series A Preferred Stock. Due to the merger of the Company with RHI in August 1989, holders of the Series A Preferred Stock are entitled, at their option, but subject to compliance with certain covenants under the Company's Credit Agreement, to redeem their shares for $27.18 in cash.

         Annual maturity redemption requirements for redeemable preferred stock as of June 30, 1995, are as follows: $4,211,000 for 1996, $7,450,000 for 1997, and $7,450,000 for 1998.

8.       EQUITY SECURITIES
         -----------------

         3,000  shares of Series B Preferred  Stock were  authorized,  2,025 and
2,278  shares  were  issued  and   outstanding   at  June  30,  1994  and  1995,
respectively. All of which is owned by the Company's parent, RHI.

9.       FAIR VALUE OF FINANCIAL INSTRUMENTS
         -----------------------------------

         Statement of Financial Accounting Standards No. 107 ("SFAS 107"), "Disclosures about Fair Value of Financial Instruments," requires disclosures of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS 107 excludes certain financial instruments and all non-financial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

         The carrying amount reported in the balance sheet approximates the fair value for cash and cash equivalents, short-term borrowings, current maturities of long-term debt, and all other variable rate debt (including borrowings under the Credit Agreement).

         Fair values for equity securities, long-term public debt issued by the Company, and redeemable preferred stock of the Company, are based on quoted market prices, where available. For equity securities not actively traded, fair values are estimated by using quoted market prices of comparable instruments or, if there are no relevant comparables, on pricing models or formulas using current assumptions. The fair value of limited partnerships, other investments, and notes receivable are estimated by discounting expected future cash flows using a current market rate applicable to the yield, considering the credit quality and maturity of the investment.

         The fair value for the Company's other fixed rate long-term debt is estimated using discounted cash flow analyses, based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

         Fair values for the Company's off-balance-sheet instruments (letters of credit, commitments to extend credit, and lease guarantees) are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counter parties' credit standing. The fair value of the Company's off-balance-sheet instruments at June 30, 1995, is not material.

         The carrying amounts and fair values of the Company's financial instruments at June 30, 1994 and June 30, 1995 are as follows:


                                                           June 30, 1994                       June 30, 1995
                                                       ---------------------               ---------------------
                                                       Carrying         Fair              Carrying          Fair
(In Thousands)                                          Amount          Value              Amount           Value
                                                       --------       --------            --------        --------
Cash and cash equivalents                               $  2,468        $  2,468           $  2,412        $  2,412
Investment Securities:
     Long-term limited partnership                         3,396           4,299                 --              --
Notes receivable-current                                   1,275           1,229                 --              --
Short-term debt                                            3,592           3,592              5,348           5,348
Long-term debt:
     Bank Credit Agreement                                97,315          97,315            126,396         126,396
     Subordinated debentures and
       senior notes                                      128,998         128,428            127,999         128,681
     Industrial revenue bonds                              1,500           1,500              1,500           1,500
     Capitalized leases                                    3,302           3,302              1,253           1,253
     Other                                                 2,160           2,160              2,162           2,162
Redeemable preferred stock                                19,112          15,608             19,112          15,714

10.      RESTRUCTURING CHARGES
         ---------------------

         In Fiscal 1993 and 1994, the Company recorded the restructuring charges in the Aerospace Fasteners segment in the categories shown below. Except for the costs included in the other category (see note (d) below), all costs classified as restructuring were the direct result of formal plans to close plants, to terminate employees, or to exit product lines. Substantially all of these plans have been executed. These charges were either incurred during the year shown or shortly after each year end. Other than a reduction in the Company's existing cost structure and manufacturing capacity, none of the restructuring charges resulted in future increases in earnings or represented an accrual of future costs. The costs included in restructuring were predominately non-recurring in nature and to a large degree non-cash charges.

(In thousands)

SIGNIFICANT COMPONENTS                                                        1993                   1994
----------------------                                                       ------                 ------
Write off of goodwill related to discontinued
     products lines                                                           $  --                $ 6,959
Write down of inventory to net realizable value
     related to discontinued product lines (a)                                   540                 2,634
Write down of fixed assets related to
     discontinued product lines                                                3,465                 3,000
Severance benefits for terminated employees
     (substantially all paid within twelve months)                             4,213                   471
Plant closings facility costs (b)                                              3,164                   851
Relocation of business from closed plant in
     New Jersey to California (c)                                              1,884                 1,795
Contract termination claims                                                       --                   128
Lease penalty for closed plant                                                   388                    --
Other (d)                                                                      1,815                 3,022
                                                                              ------                ------
                                                                             $15,469               $18,860

(a) Write down was required because product line was discontinued, otherwise inventory would have been sold at prices in excess of book value.

(b)  Includes  lease   settlements,   write  offs  of  leasehold   improvements,
maintenance, restorations and clean up costs.

(c) Principally consists of costs to move equipment, inventory, tooling and personnel.

(d) Includes  costs  associated  with a  requalification  of product  lines by a
customer,   nonrecurring   costs  of   cellularization   and   reengineering  of
manufacturing processes and methods.

11.      UNUSUAL ITEMS
         -------------

         On January 17, 1994, the Company's Chatsworth, California Aerospace Fasteners manufacturing facility suffered extensive damage from the Southern California earthquake. As a result, the Company relocated the Chatsworth manufacturing operations to its other Southern California facilities. This disruption caused increased costs and reduced revenues in Fiscal 1994, and negatively affected Fiscal 1995 as well. While the Company carries insurance for both business interruption and property damage caused by earthquakes, the policy has a 5% deductible. The Company recorded an unusual pretax loss of $4,000,000 in Fiscal 1994 in the Aerospace Fasteners segment to cover the estimated net cost of the damages and related business interruption caused by the earthquake. In addition, the Company recorded a write down of $2,000,000 in Fiscal 1994 relating to the damaged real estate which is included in net assets held for sale.

12.      RELATED PARTY TRANSACTIONS
         --------------------------

         The Company's corporate staff performs work for each of the three corporate entities. Corporate administrative expense incurred by the Company is invoiced to RHI and to TFC on a monthly basis and represents the estimated cost of services performed on behalf of such companies by the Company. The estimated cost is based primarily on estimated hours spent by corporate employees on functions related to RHI and to TFC. In addition, TFC bills the Company for services performed by TFC on behalf of the Company.

         The Company has entered into a tax sharing agreement with its parent whereby the Company is included in the consolidated federal income tax return of the parent. The Company makes payments to the parent based on the amounts of federal income taxes, if any, it would have paid had it filed a separate federal income tax return.

         The Aerospace Fasteners segment had sales to Banner Aerospace, Inc. a 47.2% affiliate of RHI, of $8,750,000, $5,680,000 and $5,494,000 for the years ended June 30, 1993, 1994 and 1995, respectively.

13.      COMMITMENTS AND CONTINGENCIES
         -----------------------------

         Leases
         ------

         The Company leases certain of its facilities and equipment under capital and operating leases. The following is an analysis of the assets under capital leases included in property, plant and equipment:

         (In thousands)
                                                                     June 30,
         Description                                                   1995
         -----------                                                   ------
         Buildings and improvements                                   $   422
         Machinery and equipment                                       12,688
         Furniture and fixtures                                           297
         Less:  Accumulated depreciation                              (7,167)
                                                                       ------
                                                                      $ 6,240
                                                                       ======

Future minimum lease payments:
                                                             Operating                    Capital
         (In thousands)                                       Leases                      Leases
                                                              ------                      ------
         1996                                                   $ 8,131                   $ 1,109
         1997                                                     7,302                       244
         1998                                                     7,278                         8
         1999                                                     6,771                       --
         2000                                                     7,253                       --
                                                                 ------                    ------
                                                                $36,735                     1,361
                                                                                           ======
         Less:  Amount representing interest                                                (108)
                                                                                           ------
         Present value of capital lease obligations             $ 1,253
                                                                                           ======

         Rental expense under all leases amounted to $9,575,000, $7,193,000 and $10,811,000 for the years ended June 30, 1993, 1994 and 1995, respectively.

         In connection with the sale of Metro Credit Corporation, the Company remained contingently liable as a guarantor of the payment and performance of obligations of third party lessees under aircraft leases, which call for aggregate annual base lease payments of approximately $3,094,000 in 1996, and approximately $7,942,000 over the remaining 4-year guaranty period. In each case, the Company has been indemnified by the purchasers and lessors from any losses related to such guaranties.

         Government Claims
         -----------------

         The Corporate Administrative Contracting Officer (the "ACO"), based upon the advice of the United States Defense Contract Audit Agency, has made a determination that the Company did not comply with Federal Acquisition Regulations and Cost Accounting Standards in accounting for (i) the 1985 reversion to the Company of certain assets of terminated defined benefit pension plans, and (ii) pension costs upon the closing of segments of the Company's business. The ACO has directed the Company to prepare cost impact proposals relating to such plan terminations and segment closings and, following receipt of such cost impact proposals, may seek adjustments to contract prices. The ACO alleges that substantial amounts will be due if such adjustments are made. The Company believes it has properly accounted for the asset reversions in accordance with applicable accounting standards. The Company has entered into discussions with the government to attempt to resolve these pension accounting issues.

Environmental Matters
---------------------

         The Company and other aerospace fastener and industrial product manufacturers are subject to stringent Federal, state and local environmental laws and regulations concerning, among other things, the discharge of materials into the environment and the generation, handling, storage, transportation and disposal of waste and hazardous materials. To date, such laws and regulations have not had a material effect on the financial condition of the Company, although the Company has expended, and can be expected to expend in the future, significant amounts for investigation of environmental conditions and installation of environmental control facilities, remediation of environmental conditions and other similar matters, particularly in the Aerospace Fasteners segment.

         In connection with its plans to dispose of certain real estate, the Company must investigate environmental conditions and may be required to take certain corrective action prior or pursuant to any such disposition. In addition, management has identified several areas of potential contamination at or from other facilities owned, or previously owned, by the Company, that may require the Company either to take corrective action or to contribute to a clean-up. The Company is also a defendant in certain lawsuits and proceedings seeking to require the Company to pay for investigation or remediation of environmental matters and has been alleged to be a potentially responsible party at various "Superfund" sites. Management of the Company believes that it has recorded adequate reserves in its financial statements to complete such investigation and take any necessary corrective actions or make any necessary contributions. No amounts have been recorded as due from third parties, including insurers, or set off against, any liability of the Company, unless such parties are contractually obligated to contribute and are not disputing such liability.

         As of June 30, 1995, the consolidated total recorded liabilities of the Company for environmental matters referred to above totalled $8,601,000. As of June 30, 1995, the estimated probable exposures for these matters was $8,580,000. It is reasonalby possible the Company's total exposure for these matters could be approximately $15,778,000.

Other Matters
-------------

         The Company is involved in various other claims and lawsuits incidental to its business, some of which involve substantial amounts. The Company, either on its own or through its insurance carriers, is contesting these matters.

         In the opinion of management, the ultimate resolution of the legal proceedings, including those discussed above, will not have a material adverse effect on the financial condition or the future operating results of the Company.

14.      BUSINESS SEGMENTS
         -----------------

         The Company's operations are conducted in three principal business segments. The Aerospace Fasteners segment includes the manufacture of high performance specialty fasteners and fastening systems. The Industrial Products segment is primarily engaged in the manufacture of tooling and injection control systems for the plastic injection molding and die casting industries and the supply of modems for use in high speed digitized voice and data communications. The Communications Services segment provides telecommunication services to office buildings and sells, installs and maintains telecommunications systems for business and government customers. Intersegment sales are insignificant to the sales of any segment.

         Identifiable assets represent assets that are used in the Company's operations in each segment at year end. Corporate assets are principally in cash and short-term investments, notes receivable, assets held for sale, and property maintained for general corporate purposes.

         The Company's financial data by business segment is as follows:


(In thousands)                                               1993                1994                1995
                                                            -------             -------             -------
Sales by Business Segment:
     Aerospace Fasteners                                     $247,080           $203,456            $219,129
     Industrial Products(a)                                   148,449            166,499             180,773
     Communications Services                                   68,038             74,190             108,710
                                                              -------            -------             -------
Total Segment Sales                                          $463,567           $444,145            $508,612
                                                              =======            =======             =======
Operating Income (Loss) Segment:
     Aerospace Fasteners(b)                                 $(15,398)          $(32,208)           $(14,073)
     Industrial Products(a)                                    19,081             21,024              23,625
     Communications Services                                   14,688             16,483              18,498
                                                              -------            -------             -------
Total Segment Operating Income                                 18,371              5,299              28,050

     Corporate administrative expense                         (3,260)            (3,638)             (5,203)
     Other corporate income (expense)                           4,251            (2,060)                 546
                                                              -------            -------             -------
Total Consolidated Operating
     Income (loss)                                           $ 19,362          $   (399)            $ 23,393
                                                              =======            =======             =======
Capital Expenditures:
     Aerospace Fasteners                                     $  5,711           $  4,320            $  4,974
     Industrial Products                                        4,002              3,997               4,440
     Communications Services                                    5,792              7,775              10,349
     Corporate and Other                                            3                 --                  16
                                                              -------            -------             -------
Total Capital Expenditures                                   $ 15,508           $ 16,092            $ 19,779
                                                              =======            =======             =======
Depreciation and Amortization:
     Aerospace Fasteners                                     $ 14,280           $ 14,373            $ 15,619
     Industrial Products                                        6,154              6,765               6,962
     Communications Services                                    7,936              8,948              10,329
     Corporate and Other                                        2,107              2,209               2,262
                                                              -------            -------             -------
Total Depreciation and Amortization                          $ 30,477           $ 32,295            $ 35,172
                                                              =======            =======             =======
Identifiable Assets at June 30,:
     Aerospace Fasteners                                     $337,185           $306,008            $290,465
     Industrial Products                                      146,754            147,910             152,697
     Communications Services                                   78,752             79,087             108,666
     Corporate and Other                                       77,319             84,471              63,960
                                                              -------            -------             -------
Total Identifiable Assets                                    $640,010           $617,476            $615,788
                                                              =======            =======             =======

(a) - Included in Fiscal 1994 and 1995 are the results of Fairchild Data Corporation. Sales from this division, formerly included in net assets held for sale, and not included in the results of operations, were $15,432,000 for Fiscal 1993. The impact of this division's earnings on the Fiscal 1993 results was immaterial.

(b) - Includes charges to reflect the cost of restructuring of $15,469,000 and $18,860,000 in Fiscal 1993 and 1994, respectively, and an unusual loss from earthquake damage and related business interruption of $4,000,000 in Fiscal 1994.

15.      FOREIGN OPERATIONS AND EXPORT SALES
         -----------------------------------

         The Company's operations are located primarily in the United States and Europe. Interarea sales are not significant to the total sales of any geographic area. The Company's financial data by geographic area is as follows:

(In thousands)                                               1993                1994                1995
                                                            -------             -------             -------
Sales by Geographic Area
     United States                                           $369,343           $358,614            $402,414
     Europe                                                    85,479             76,366              95,420
     Other                                                      8,745              9,165              10,778
                                                              -------            -------             -------
Total Sales                                                  $463,567           $444,145            $508,612
                                                              =======            =======             =======
Operating Income by Geographic Area
     United States                                           $ 15,390          $ (1,011)            $ 24,639
     Europe                                                     2,034              5,847               2,107
     Other                                                        947                463               1,304
                                                              -------            -------             -------
Total Segment Operating Income                               $ 18,371           $  5,299            $ 28,050
                                                              =======            =======             =======

Identifiable Assets by Geographic Area
at June 30:
     United States                                           $479,751           $454,635            $473,269
     Europe                                                    78,176             73,809              79,029
     Other                                                      4,764              4,561               9,465
     Corporate and Other                                       77,319             84,471              54,025
                                                              -------            -------             -------
Total Identifiable Assets                                    $640,010           $617,476            $615,788
                                                              =======            =======             =======

         Export sales are defined as sales to customers in foreign countries by the Company's domestic operations. Export sales amounted to the following:

(In thousands)
                                                             1993                1994                1995
Export Sales                                                -------             -------             -------
     Europe                                                  $ 15,297           $ 12,692            $ 16,547
     Other                                                     13,546             16,593              17,031
                                                              -------            -------             -------
Total Export Sales                                           $ 28,843           $ 29,285            $ 33,578
                                                              =======            =======             =======

16.      QUARTERLY FINANCIAL INFORMATION (UNAUDITED)
         -------------------------------------------

                                                    First           Second             Third           Fourth
(In thousands)                                     Quarter          Quarter           Quarter          Quarter
                                                   -------         --------          --------         --------

1994:
     Sales                                        $110,491         $108,830          $112,836         $111,988
     Gross profit                                   22,962           25,875            27,138           30,289
     Loss from continuing
       operations                                  (4,528)          (5,960)           (2,416)          (9,345)
     Cumulative effect of
       change in accounting for
       postretirement benefits,
       net                                           (252)              --                --               --
     Cumulative effect of
       change in accounting for
       income taxes, net                          (11,486)              --                --               --
     Net loss                                     (16,266)          (5,960)           (2,416)          (9,345)

1995:
     Sales                                        $114,562         $119,921          $138,912         $135,217
     Gross profit                                   30,176           26,800            31,994           26,840
     Earnings (loss) from
       continuing operations                           307          (1,906)           (2,439)          (8,121)
     Loss on disposal of
       discontinued operations                         --               --              (200)              --
     Net earnings (loss)                               307          (1,906)           (2,639)          (8,121)

         Charges to reflect the cost of restructuring the Company's Aerospace Fasteners Segment, of $9,903,000 and $8,957,000 in the second and fourth quarters of Fiscal 1994, respectively, are included in earnings (loss) from continuing operations. The Company recorded an unusual loss in the third and fourth quarters of Fiscal 1994, of $3,200,000 and $2,800,000, respectively, to cover the estimated net cost of the damages and related business interruption caused by an earthquake and the related write down of real estate and other assets. Net earnings (loss) from continuing operations in the fourth quarter of Fiscal 1995, include adjustments to inventories and receivables of the Company's Aerospace Fasteners Segment, to reflect required valuation allowances against these assets.

         The Fiscal 1994 first and second quarter data presented vary from the amounts previously reported in each of their respective Form 10-Q filings due to the Company's decision not to sell a division which was included in net assets held for sale, and not included in the results of operations. Sales from the division were $4,141,000 and $3,438,000 in the first and second quarters, respectively, of Fiscal 1994. Earnings from the division had no material effect during these periods.

         FAIRCHILD INDUSTRIES, INC. AND CONSOLIDATED SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)

                                              October 1,       June 30,
ASSETS                                           1995            1995
------                                       ------------    ------------
                                              (Unaudited)         (*)
Current Assets:
Cash and cash equivalents....................  $  6,614        $  2,412
Accounts receivable-trade, less allowances
  of $4,373 and $4,478.......................    87,228          84,927
Inventories:
   Finished goods............................    53,623          50,963
   Work-in-process...........................    19,379          19,976
   Raw materials.............................    17,114          17,866
                                                -------         -------
                                                 90,116          88,805

Prepaid expenses and other current assets....     9,680          15,239
                                                -------         -------
Total Current Assets.........................   193,638         191,383

Property, plant and equipment, net of
  accumulated depreciation of $115,319 and
  $110,616...................................   155,312         158,191

Net assets held for sale.....................    35,463          34,811
Cost in excess of net assets acquired,
  (Goodwill) less accumulated amortization of
  $36,178 and $34,707........................   194,625         195,986
Prepaid pension assets.......................    14,470          15,336
Other assets.................................    20,623          20,081
                                                -------         -------
Total Assets.................................  $614,131        $615,788
                                                =======         =======




*Condensed from audited financial statements.



The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

         FAIRCHILD INDUSTRIES, INC. AND CONSOLIDATED SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)

                                             October 1,        June 30,
LIABILITIES AND STOCKHOLDERS' EQUITY            1995             1995
------------------------------------        ------------     ------------
                                             (Unaudited)         (*)
Current Liabilities:
Bank notes payable and current
  maturities of long-term debt...........     $ 21,799         $ 15,352
Accounts payable.........................       36,875           39,124
Due to affiliated companies..............       18,684           13,759
Accrued interest.........................        3,170            6,647
Other accrued liabilities................       58,286           59,159
                                               -------          -------
Total Current Liabilities................      138,814          134,041

Long-term debt, less current maturities..      242,861          249,306
Other long-term liabilities..............       12,852           13,179
Retiree health care liabilities..........       47,141           47,567
Noncurrent income taxes..................       18,078           18,049
                                               -------          -------
Total Liabilities........................      459,746          462,142

Redeemable Preferred Stock: $3.60
  Cumulative Series A Convertible
  Preferred Stock, without par value,
  424,701 shares authorized, issued
  and outstanding at redemption value
  of $45.00 per share....................       19,112           19,112

Stockholders' Equity:
Series B Preferred Stock, without par
  value, 3,000 shares authorized, 2,302
  and 2,278 issued and outstanding;
  liquidation value of $100,000 per share      230,200          227,800

Series C Cumulative Preferred Stock,
  without par value, 558,360 shares
  authorized, issued and outstanding;
  liquidation value of $45.00 per share..       24,015           24,015

Common stock, par value of $100.00 per
  share, 1,400 shares authorized,
  issued, and outstanding................          140              140
Paid-in capital..........................        2,575            2,523
Accumulated deficit......................     (128,697)        (128,116)
Cumulative translation adjustment........        7,040            8,172
                                               -------          -------
Total Stockholders' Equity...............      135,273          134,534
                                               -------          -------
Total Liabilities and Stockholders'
  Equity.................................     $614,131         $615,788
                                               =======          =======
*Condensed from audited financial statements.


The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

          FAIRCHILD INDUSTRIES, INC. AND CONSOLIDATED SUBSIDIARIES
              CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)
                                 (In thousands)

                                                  Three Months Ended
                                               October 1,      October 2,
                                                  1995            1994
                                              ------------    ------------

Revenue:
   Sales....................................    $132,187        $114,562
   Other income, net........................         345             569
                                                 -------         -------
                                                 132,532         115,131
Costs and Expenses:
   Cost of sales............................      98,229          84,386
   Selling, general & administrative........      21,908          18,334
   Research and development.................         752             968
   Amortization of goodwill.................       1,471           1,464
                                                 -------         -------
                                                 122,360         105,152

Operating income............................      10,172           9,979

Interest expense............................       9,177           8,466
Interest income.............................         (46)            (26)
                                                 -------         -------
Net interest expense........................       9,131           8,440

Investment income...........................        --               278
Equity in earnings of affiliates............         170             277
Minority interest...........................         (38)            (67)
                                                 -------         -------
Earnings from continuing operations
 before taxes...............................       1,173           2,027

Income tax provision........................         779           1,720
                                                 -------         -------
Net earnings................................         394             307

Series A Preferred Dividends................         382             382
Series C Preferred Dividends................         593             593
                                                 -------         -------
Net loss after Preferred Dividends..........    $   (581)       $   (668)
                                                 =======         =======





The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

          FAIRCHILD INDUSTRIES, INC. AND CONSOLIDATED SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
                                 (In thousands)

                                                   Three Months Ended
                                               October 1,      October 2,
                                                  1995            1994
                                              ------------    ------------

Cash flows provided by (used for) Operations:
    Net earnings............................    $    394        $    307
    Adjustments to reconcile net earnings:
    Depreciation and amortization...........       8,755           7,878
    Accretion of discount on long-term
      liabilities...........................         850             782
    Minority interest.......................          38              67
    Undistributed earnings of affiliates....          33            (150)
    Changes in assets and liabilities.......      (7,504)         (7,974)
                                                 -------         -------
    Net cash provided by operations.........       2,566             910

  Investments:
    Purchase of property, plant and equipment     (3,508)         (3,443)
    Acquisitions, net of cash acquired......        --              (550)
    Other, net..............................        (605)            131
                                                 -------         -------
    Net cash used for investments...........      (4,113)         (3,862)

  Financing:
    Proceeds from issuance of debt..........       7,541             940
    Debt repayments, net....................      (2,614)         (9,364)
    Issuance of Series B preferred stock....       2,400          11,400
    Payment of dividends....................        (975)           (975)
    Paid in capital contribution............          53            --
                                                 -------         -------
    Net cash provided by financing..........       6,405           2,001

Effect of exchange rate changes on cash.....        (656)            684
Net increase (decrease) in cash.............       4,202            (267)
Cash and cash equivalents, beginning of
    period..................................       2,412           2,468
                                                 -------         -------
Cash and cash equivalents, end of period....    $  6,614        $  2,201
                                                 =======         =======





The accompanying Notes to Consolidated Financial Statements are an integral part of these statements.

         FAIRCHILD INDUSTRIES, INC. AND CONSOLIDATED SUBSIDIARIES
           NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

Note 1 - Financial Statements

     The consolidated balance sheet as of October 1, 1995, and the consolidated statements of earnings and cash flows for the three months ended October 1, 1995 and October 2, 1994 have been prepared by the Company, without audit. In the opinion of management, all adjustments (consisting of normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at October 1, 1995, and for all periods presented have been made. The balance sheet at June 30, 1995, was condensed from audited financial statements as of that date.

     Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. These consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's June 30, 1995, Form 10-K. The results of operations for the period ended October 1, 1995 are not necessarily indicative of the operating results for the full year. Certain amounts in prior years' quarterly financial statements have been reclassified to conform to the current presentation.

Note 2 - Acquisitions

     On November 28, 1994, Fairchild Communications Services Company ("Fairchild Communications"), a partnership whose partners are indirect subsidiaries of the Company, completed the acquisition of substantially all of the telecommunications assets of JWP Telecom, Inc. ("JWP") for approximately $11,000,000, plus the assumption of approximately $3,000,000 of liabilities. The Company recorded $5,595,000 in goodwill as a result of this acquisition. JWP is a telecommunications system integrator, specializing in the distribution, installation and maintenance of voice and data communications equipment. In the first quarter of Fiscal 1995, Fairchild Communications acquired all the shared telecommunications assets of Eaton & Lauth Co., Inc. for approximately $550,000. Approximately $300,000 of the acquisition price was recorded as goodwill.

     Proforma financial statements are not required for these acquisitions on an individual basis.

Note 3 - Redeemable Preferred Stock

     The Company's Series A Preferred Stock has a mandatory redemption value of $45.00 per share and an annual dividend requirement of $3.60 per share. There were 424,701 shares of Series A Preferred Stock authorized, issued and outstanding at October 1, 1995 and June 30, 1995.

Note 4 - Commitments and Contingencies

Government Claims
-----------------

     The Corporate Administrative Contracting Officer (the "ACO"), based upon the advice of the United States Defense Contract Audit Agency, has made a determination that the Company did not comply with Federal Acquisition Regulations and Cost Accounting Standards in accounting for (i) the 1985 reversion to the Company of certain assets of terminated defined benefit pension plans, and (ii) pension costs upon the closing of segments of the Company's business. The ACO has directed the Company to prepare cost impact proposals relating to such plan terminations and segment closings and, following receipt of such cost impact proposals, may seek adjustments to contract prices. The ACO alleges that substantial amounts will be due if such adjustments are made. The Company believes it has properly accounted for the asset reversions in accordance with applicable accounting standards. The Company has held discussions with the government to attempt to resolve these pension accounting issues.

Environmental Matters
---------------------

     The Company and other aerospace fastener and industrial product manufacturers are subject to stringent Federal, state and local environmental laws and regulations concerning, among other things, the discharge of materials into the environment and the generation, handling, storage, transportation and disposal of waste and hazardous materials. To date, such laws and regulations have not had a material effect on the financial condition of the Company, although the Company has expended, and can be expected to expend in the future, significant amounts for investigation of environmental conditions and installation of environmental control facilities, remediation of environmental conditions and other similar matters, particularly in the Aerospace Fasteners segment.

     In connection with its plans to dispose of certain real estate, the Company must investigate environmental conditions and may be required to take certain corrective action prior or pursuant to any such disposition. In addition, management has identified several areas of potential contamination at or from other facilities owned, or previously owned, by the Company, that may require the Company either to take corrective action or to contribute to a clean-up. The Company is also a defendant in certain lawsuits and proceedings seeking to require the Company to pay for investigation or remediation of environmental matters and has been alleged to be a potentially responsible party at various "Superfund" sites. Management of the Company believes that it has recorded adequate reserves in its financial statements to complete such investigation and take any necessary corrective actions or make any necessary contributions. No amounts have been recorded as due from third parties, including insurers, or set off against, any liability of the Company, unless such parties are contractually obligated to contribute and are not disputing such liability.

     As of October 1, 1995, the consolidated total recorded liabilities of the Company for environmental matters referred to above totalled $7,988,000. As of October 1, 1995, the estimated probable exposures for these matters was $7,967,000. It is reasonably possible that the Company's total exposure for these matters could be approximately $15,165,000.

Other Matters
-------------

     The Company is involved in various other claims and lawsuits incidental to its business, some of which involve substantial amounts. The Company, either on its own or through its insurance carriers, is contesting these matters.

     In the opinion of management, the ultimate resolution of the legal proceedings, including those discussed above, will not have a material adverse effect on the financial condition or the future operating results of the Company.

Note 5 - Subsequent Events

     On November 9, 1995, the Company announced it has entered into an agreement to merge with Shared Technologies Inc. ("Shared Technologies"). The agreement provides that, upon consummation of the merger, Shared Technologies will (1) assume and repay $180,000,000 of the Company's existing debt, and may redeem its Series A and Series C preferred stock issues, and (2) issue to the Company's parent 6,000,000 shares of common stock of Shared Technologies (equal to approximately 41% of Shared Technologies shares outstanding following the transaction) and $45,000,000 face amount of newly-issued Shared Technologies preferred shares, part of which are convertible into additional shares of Shared Technologies common stock which would increase RHI Holdings, Inc. ("RHI"), the Company's parent, interest to approximately 42%, on a fully diluted basis. None of the Company's assets and liabilities other than those relating to the Communications Services segment and $180,000,000 of the Company's existing debt will be transferred to Shared Technologies pursuant to the merger. The Company and Shared Technologies expect to complete this transaction in January, 1996.

     On November 13, 1995, the Company signed a letter of intent with Cincinnati Milacron Inc. ("Cincinnati Milacron") to sell the D-M-E Company ("D-M-E"), a mold equipment supplier, subject to satifactory completion of due diligence and definitive documentation, and various approvals of, including the Cincinnati Milcron Board of Directors, normal regulatory agencies and debt holders of the Company. The sale price is approximately $260,000,000 for the purchase of the D-M-E business including assets and liabilities. The Company expects to complete this transaction early in 1996.

     Both transactions will result in significant gains to the Company.

                                  EXHIBIT INDEX


   Exhibit      Description                                                Page

      A         Merger Agreement

      A-1       First Amendment to Agreement and Plan of Merger

      B         Opinion of S.G. Warburg & Co., Inc.

                          AGREEMENT AND PLAN OF MERGER


                  AGREEMENT AND PLAN OF MERGER, dated as of November 9, 1995, by and among Fairchild Industries, Inc., a Delaware corporation ("Fairchild"), RHI Holdings, Inc., a Delaware corporation ("RHI"), The Fairchild Corporation, a Delaware corporation ("TFC"), and Shared Technologies Inc., a Delaware corporation ("Shared Technologies").


                              W I T N E S S E T H :

                  WHEREAS, the Boards of Directors of Fairchild and Shared Technologies have approved the merger of Fairchild with and into Shared
Technologies (the "Merger") upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Delaware;

                  WHEREAS, RHI, which is a wholly owned subsidiary of TFC, is the sole owner of all of the outstanding common stock of Fairchild and has approved the Merger upon the terms and subject to the conditions set forth herein, and RHI has received an irrevocable proxy from the holder of approximately 9.84% of Shared Technologies' common stock (based on the shares outstanding as of the date hereof) agreeing to vote for the Merger;

                  WHEREAS, Fairchild is the sole owner of 100% of the issued and outstanding capital stock of VSI Corporation ("VSI");

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:


                                    ARTICLE I

                                     MERGER

                  1.1 The Merger. At the Effective Time (as hereinafter defined), Fairchild shall be merged with and into Shared Technologies as provided herein. Thereupon, the corporate existence of Shared Technologies, with all its purposes, powers and objects, shall continue unaffected and unimpaired by the

Merger, and the corporate identity and existence, with all the purposes, powers and objects, of Fairchild shall be merged with and into Shared Technologies and Shared Technologies as the corporation surviving the Merger shall be fully vested therewith and shall change its name to "Shared Technologies Fairchild Inc." The separate existence and corporate organization of Fairchild shall cease upon the Merger becoming effective as herein provided and thereupon Fairchild and Shared Technologies shall be a single corporation, Shared Technologies Fairchild Inc. (herein sometimes called the "Surviving Corporation"). Prior to the Effective Time, Fairchild and its subsidiaries will undergo a corporate reorganization (the "Fairchild Reorganization") pursuant to which all the assets of Fairchild and its subsidiaries (other than certain indebtedness and preferred stock) will be transferred to, and liabilities of Fairchild and its subsidiaries will be assumed by, RHI except for the assets and liabilities comprising the telecommunications systems and service business of Fairchild Communications Services Company, which as a result of said reorganization, will reside in VSI, all as described on Schedule 9.1. Except where indicated to the contrary, all references herein to "Fairchild" shall be deemed to refer to Fairchild as it will exist following the Fairchild Reorganization and, accordingly, none of the representations, warranties, restrictions or covenants contained in this Agreement apply to the businesses, operations, assets or liabilities of Fairchild Industries, Inc. and its subsidiaries other than as they relate to the telecommunications systems and service business of Fairchild, and each of TFC, RHI and Fairchild may operate such other businesses and assets (including without limitation selling assets and businesses and incurring liabilities) as it deems appropriate in the exercise of its business judgment.

                  1.2 Filing. As soon as practicable after the requisite approval of the Merger by the stockholders of Shared Technologies and the fulfillment or waiver of the conditions set forth in Sections 9.1, 9.2 and 9.3 or on such later date as may be mutually agreed to between Fairchild and Shared Technologies, the parties hereto will cause to be filed with the office of the Secretary of State of the State of Delaware, a certificate of merger (the
"Certificate of Merger"), in such form as required by, and executed in accordance with, the relevant provisions of the Delaware General Corporation Law (the "DGCL").

                  1.3 Effective Time of the Merger. The Merger shall be effective at the time that the filing of the Certificate of

Merger with the office of the Secretary of State of the State of Delaware is completed, or at such later time specified in such Certificate of Merger, which time is herein sometimes referred to as the "Effective Time" and the date thereof is herein sometimes referred to as the "Effective Date."


                                   ARTICLE II

                     CERTIFICATE OF INCORPORATION; BY-LAWS;
                             SHAREHOLDERS AGREEMENT

                  2.1   Certificate  of   Incorporation.   The   Certificate  of
Incorporation  of  Shared  Technologies,  as  amended  in  accordance  with this
Agreement,   shall  be  the  Certificate  of   Incorporation  of  the  Surviving
Corporation.

                  2.2 By-Laws. The By-Laws of Shared Technologies, as amended in accordance with this Agreement, shall be the By-Laws of the Surviving Corporation until the same shall thereafter be altered, amended or repealed in accordance with law, the Certificate of Incorporation of the Surviving Corporation or said By-Laws.

                  2.3 Shareholders Agreement. At the Effective Time, Shared Technologies, RHI and Anthony D. Autorino shall enter into a shareholders agreement in the form of Exhibit A hereto (the "Shareholders Agreement") providing for the election of directors and officers of the Surviving Corporation.


                                   ARTICLE III

                              CONVERSION OF SHARES

                  3.1 Conversion. At the Effective Time the issued shares of capital stock of Fairchild shall, by virtue of the Merger and without any action on the part of the holders thereof, become and be converted as follows: (A) each outstanding share of Common Stock, $100.00 par value per share, of Fairchild (the "Fairchild Common Stock") shall be converted into and become the right to receive a Pro Rata Amount (as defined below) of the Merger Consideration (as defined below); and (B) each outstanding share of Series A Preferred Stock, without par value, of Fairchild (the "Series A Preferred Stock") and each outstanding share of Series C Preferred Stock, without par value, of Fairchild (the "Series C Preferred Stock") shall be converted into the right to receive an amount in cash equal to $45.00 per share ($44,237,745 in the aggregate for all such shares of Series A Preferred Stock and Series C Preferred Stock) plus accrued and unpaid dividends thereon to the Effective Time. "Merger Consideration" means (x) 6,000,000 shares of Common Stock, $.004 par value per share, of Shared Technologies (the "Technologies Common Stock"), (y) shares of Convertible Preferred Stock of Shared Technologies (the "Convertible Preferred Stock") having an initial aggregate liquidation value of $25,000,000 and the other terms set forth on the attached Schedule 3.1(a) and (z) shares of Special Preferred Stock of Shared Technologies (the "Special Preferred Stock") having an initial aggregate liquidation value of $20,000,000 and the other terms set forth on the attached Schedule 3.1(b). The Convertible Preferred Stock and Special Preferred Stock are collectively referred to as the "Preferred Stock." With respect to any share of capital stock, "Pro Rata Amount" means the product of the Merger Consideration multiplied by a fraction, the numerator of which is one and the denominator of which is the aggregate number of all issued and outstanding shares of such capital stock on the Effective Date.

                  3.2 Preferred Stock Pledge. Immediately after the Effective Time, RHI shall pledge all of the shares of Preferred Stock then issued to it (other than shares of Convertible Preferred Stock having an aggregate liquidation preference of $1,500,000) to secure RHI's and Fairchild's obligations under the Indemnification Agreement of TFC and RHI (the form of which is attached as Exhibit B-1 hereto) pursuant to the terms of a Pledge Agreement (the form of which is attached as Exhibit C hereto) and with a pledge agent mutually agreed upon by the parties. Such shares will be released from such pledge on the later to occur of (i) third anniversary of the Effective Time and (ii) the date on which the consolidated net worth (computed in accordance with generally accepted accounting principles) of The Fairchild Corporation at such time (or evidenced by any audited balance sheet) is at least (x) $25 million greater than such net worth at September 30, 1995 (excluding for such purpose any value attributed to the Preferred Stock on such balance sheet) and
(y) $225 million (including for such purpose the value of the Preferred Stock).


                                   ARTICLE IV

                          CERTAIN EFFECTS OF THE MERGER

                  4.1 Effect of the Merger. On and after the Effective Time and pursuant to the DGCL, the Surviving Corporation shall possess all the rights, privileges, immunities, powers, and purposes of each of Fairchild and Shared Technologies; all the property, real and personal, including subscriptions to shares, causes of action and every other asset (including books and records) of Fairchild and Shared Technologies, shall vest in the Surviving Corporation without further act or deed; and the Surviving Corporation shall assume and be liable for all the liabilities, obligations and penalties of Fairchild and Shared Technologies; provided, however, that this shall in no way impair or affect the indemnification obligations of any party pursuant to indemnification agreements entered into in connection with this Agreement. No liability or obligation due or to become due and no claim or demand for any cause existing against either Fairchild or Shared Technologies, or any stockholder, officer or director thereof, shall be released or impaired by the Merger, and no action or proceeding, whether civil or criminal, then pending by or against Fairchild or Shared Technologies, or any stockholder, officer or director thereof, shall abate or be discontinued by the Merger, but may be enforced, prosecuted, settled or compromised as if the Merger had not occurred, and the Surviving Corporation may be substituted in any such action or proceeding in place of Fairchild or Shared Technologies.

                  4.2 Further Assurances. If at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of either of Fairchild or Shared Technologies, the officers of such corporation are fully authorized in the name of their corporation or otherwise to take, and shall take, all such further action and TFC will, and cause each of its subsidiaries (direct or indirect) to, take all actions reasonably requested by the Surviving Corporation (at the Surviving Corporation's expense) in furtherance thereof.


                                    ARTICLE V

              REPRESENTATIONS AND WARRANTIES OF SHARED TECHNOLOGIES

                  Shared Technologies represents and warrants to Fairchild that:

                  5.1 Organization and Qualification. Each of Shared Technologies and its subsidiaries (which for purposes of this Agreement, unless indicated to the contrary, shall not include Shared Technologies Cellular, Inc.) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of Shared Technologies and its subsidiaries is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing which would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, operations, condition (financial or otherwise) or prospects of Shared Technologies and its subsidiaries taken as a whole (a "Shared Technologies Material Adverse Effect"). Neither Shared
Technologies nor any of its subsidiaries is in violation of any of the provisions of its Certificate of Incorporation (or other applicable charter document) or By-Laws. Shared Technologies has delivered to Fairchild accurate and complete copies of the Certificate of Incorporation (or other applicable charter document) and By-Laws, as currently in effect, of each of Shared Technologies and its subsidiaries.

                  5.2 Capital Stock of Subsidiaries. The only direct or indirect subsidiaries of Shared Technologies are those listed in Section 5.2 of the Disclosure Statement previously delivered by Shared Technologies to Fairchild (the "Disclosure Statement"). Shared Technologies is directly or indirectly the record (except for directors' qualifying shares) and beneficial owner (including all qualifying shares owned by directors of such subsidiaries as reflected in
Section 5.2 of the Disclosure Statement) of all of the outstanding shares of capital stock of each of its subsidiaries, there are no proxies with respect to such shares, and no equity securities of any of such subsidiaries are or may be required to be issued by reason of any options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of any such subsidiary, and there are no contracts, commitments, understandings or arrangements by which any such subsidiary is bound to issue additional shares of its capital stock or securities convertible into or exchangeable for such shares. Other than as set forth in Section 5.2 of the Disclosure Statement, all of such shares so owned by Shared Technologies are validly issued, fully paid and nonassessable and are owned by it free and clear of any claim, lien or encumbrance of any kind with respect thereto. Except as disclosed in Section 5.2 of the Disclosure Statement, Shared Technologies does not directly or indirectly own any interest in any corporation, partnership, joint venture or other business association or entity.

                  5.3 Capitalization. The authorized capital stock of Shared Technologies consists of 20,000,000 shares of Common Stock, par value $.004 per share, and 10,000,000 shares of Preferred Stock, par value $.01 per share. As of the date hereof, 8,495,815 shares of Common Stock were issued and outstanding and 1,527,970 shares of Preferred Stock were issued and outstanding. All of such issued and outstanding shares are validly issued, fully paid and nonassessable and free of preemptive rights. As of the date hereof 5,022,083 shares of Common Stock were reserved for issuance upon exercise of outstanding convertible securities, warrants, options, and options which may be granted under the stock option plans of Shared Technologies (the "Stock Option Plans"), all of which warrants, options and Stock Option Plans are listed and described in Section 5.3 of the Disclosure Statement. Other than the Stock Option Plans, Shared Technologies has no other plan which provides for the grant of options to purchase shares of capital stock, stock appreciation or similar rights or stock awards. Except as set forth above, there are not now, and at the Effective Time, except for shares of Common Stock issued after the date hereof upon the conversion of convertible securities and the exercise of warrants and options outstanding on the date hereof or issued after the date hereof pursuant to the Stock Option Plans, there will not be, any shares of capital stock of Shared Technologies issued or outstanding or any subscriptions, options, warrants, calls, claims, rights (including without limitation any stock appreciation or similar rights), convertible securities or other agreements or commitments of any character obligating Shared Technologies to issue, transfer or sell any of its securities.

                  5.4 Authority Relative to This Agreement. Shared Technologies has full corporate power and authority to execute and deliver this Agreement and to consummate the Merger and other transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the Merger and other transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Shared Technologies and no other corporate proceedings on the part of Shared Technologies are necessary to authorize this Agreement or to consummate the Merger or other transactions contemplated hereby (other than, with respect to the Merger, the approval of Shared Technologies' stockholders pursuant to Section 251(c) of the DGCL). This Agreement has been duly and validly executed and delivered by Shared Technologies and, assuming the due authorization, execution and delivery hereof by Fairchild, constitutes a valid and binding agreement of Shared Technologies, enforceable against Shared Technologies in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable or fiduciary principles.

                  5.5      No Violations, etc.

                  (a) Assuming that all filings, permits, authorizations, consents and approvals or waivers thereof have been duly made or obtained as contemplated by Section 5.5(b) hereof, except as listed in Section 5.5 of the Disclosure Statement, neither the execution and delivery of this Agreement by Shared Technologies nor the consummation of the Merger or other transactions contemplated hereby nor compliance by Shared Technologies with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Shared Technologies or any of its subsidiaries under, any of the terms, conditions or provisions of (x) their respective charters or by-laws, (y) except as set forth in Section 5.5 of the Disclosure Statement, any note, bond, mortgage, indenture or deed of trust, or (z) any license, lease, agreement or other instrument or obligation to which Shared Technologies or any such subsidiary is a party or to which they or any of their respective properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to Shared Technologies or any of its subsidiaries or any of their respective properties or assets, except, in the case of clauses (i)(z) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, suspensions, accelerations, rights of termination or acceleration or creations of liens, security interests, charges or encumbrances which would not, individually or in the aggregate, either have a Shared Technologies Material Adverse Effect or materially impair Shared Technologies' ability to consummate the Merger or other transactions contemplated hereby.

                  (b) No filing or registration with, notification to and no permit, authorization, consent or approval of any governmental entity is required by Shared Technologies in connection with the execution and delivery of this Agreement or the consummation by Shared Technologies of the Merger or other transactions contemplated hereby, except (i) in connection with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iii) the approval of Shared Technologies' stockholders pursuant to the DGCL, (iv) filings with applicable state public utility commissions and (v) such other filings, registrations, notifications, permits, authorizations, consents or approvals the failure of which to be obtained, made or given would not, individually or in the aggregate, either have a Shared Technologies Material Adverse Effect or materially impair Shared Technologies' ability to consummate the Merger or other transactions contemplated hereby.

                  (c) As of the date hereof, Shared Technologies and its subsidiaries are not in violation of or default under (x) their respective charter or bylaws, and (y) except as set forth in Section 5.5 of the Disclosure Statement, any note, bond, mortgage, indenture or deed of trust, or (z) any license, lease, agreement or other instrument or obligation to which Shared Technologies or any such subsidiary is a party or to which they or any of their respective properties or assets may be subject, except, in the case of clauses
(y) and (z) above, for such violations or defaults which would not, individually or in the aggregate, either have a Shared Technologies Material Adverse Effect or materially impair Shared Technologies' ability to consummate the Merger or other transactions contemplated hereby.

                  5.6      Commission Filings; Financial Statements.

                  (a) Shared Technologies has filed all required forms, reports and documents during the past three years (collectively, the "SEC Reports") with the Securities and Exchange Commission (the "SEC"), all of which complied when filed in all material respects with all applicable requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"). As of their respective dates the SEC Reports (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of Shared Technologies and its subsidiaries included or incorporated by reference in such SEC Reports have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the consolidated financial position of Shared Technologies and its subsidiaries as of the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and to the extent they may not include footnotes or may be condensed or summary statements).

                  (b) Shared Technologies will deliver to Fairchild as soon as they become available true and complete copies of any report or statement mailed by it to its securityholders generally or filed by it with the SEC, in each case subsequent to the date hereof and prior to the Effective Time. As of their respective dates, such reports and statements (excluding any information therein provided by Fairchild, as to which Shared Technologies makes no representation) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading and will comply in all material respects with all applicable requirements of law. The audited consolidated financial statements and unaudited consolidated interim financial statements of Shared Technologies and its subsidiaries to be included or incorporated by reference in such reports and statements (excluding any information therein provided by Fairchild, as to which Shared Technologies makes no representation) will be prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and will fairly present the consolidated financial position of Shared Technologies and its subsidiaries as of the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and to the extent they may not include footnotes or may be condensed or summary statements).

                  5.7 Absence of Changes or Events. Except as set forth in Shared Technologies' Form 10-K for the fiscal year ended December 31, 1994, as filed with the SEC, since December 31, 1994:

                  (a) there has been no material adverse change, or any development involving a prospective material adverse change, in the general affairs, management, business, operations, condition (financial or otherwise) or prospects of Shared Technologies and its subsidiaries taken as a whole;

                  (b) there has not been any direct or indirect redemption, purchase or other acquisition of any shares of capital stock of Shared Technologies or any of its subsidiaries, or any declaration, setting aside or payment of any dividend or other distribution by Shared Technologies or any of its subsidiaries in respect of its capital stock (except for the distribution of the shares of Shared Technologies Cellular, Inc.);

                  (c) except in the ordinary course of its business and consistent with past practice neither Shared Technologies nor any of its subsidiaries has incurred any indebtedness for borrowed money, or assumed, guaranteed, endorsed or otherwise as an accommodation become responsible for the obligations of any other individual, firm or corporation, or made any loans or advances to any other individual, firm or corporation;

                  (d) there has not been any change in accounting methods, principles or practices of Shared Technologies or its subsidiaries;

                  (e) except in the ordinary course of business and for amounts which are not material, there has not been any revaluation by Shared Technologies or any of its subsidiaries of any of their respective assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivables;

                  (f) there has not been any damage, destruction or loss, whether covered by insurance or not, except for such as would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect; and

                  (g) there has not been any agreement by Shared Technologies or any of its subsidiaries to (i) do any of the things described in the preceding clauses (a) through (f) other than as expressly contemplated or provided for in this Agreement or (ii) take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Article V untrue or incorrect.

                  5.8 Proxy Statement. None of the information supplied by Shared Technologies for inclusion in the proxy statement to be sent to the shareholders of Shared Technologies in connection with the Special Meeting (as hereinafter defined), including all amendments and supplements thereto (the "Proxy Statement"), shall on the date the Proxy Statement is first mailed to shareholders, at the time of the Special Meeting or at the Effective Time, be false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Special Meeting which has become false or misleading. None of the information to be filed by Fairchild and Shared Technologies with the SEC in connection with the Merger or in any other documents to be filed with the SEC or any other
regulatory  or   governmental
agency or authority in connection with the transactions contemplated hereby, including any amendments thereto (the "Other Documents"), insofar as such information was provided or supplied by Shared Technologies, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement shall comply in all material respects with the requirements of the Exchange Act.

                  5.9 Litigation. Except as set forth in Section 5.9 of the Disclosure Statement, there is no (i) claim, action, suit or proceeding pending or, to the best knowledge of Shared Technologies or any of its subsidiaries, threatened against or relating to Shared Technologies or any of its subsidiaries before any court or governmental or regulatory authority or body or arbitration tribunal, or (ii) outstanding judgment, order, writ, injunction or decree, or application, request or motion therefor, of any court, governmental agency or arbitration tribunal in a proceeding to which Shared Technologies, any subsidiary of Shared Technologies or any of their respective assets was or is a party except, in the case of clauses (i) and (ii) above, such as would not, individually or in the aggregate, either have a Shared Technologies Material Adverse Effect or materially impair Shared Technologies' ability to consummate the Merger.

                  5.10 Insurance. Section 5.10 of the Disclosure Statement lists all insurance policies in force on the date hereof covering the businesses, properties and assets of Shared Technologies and its subsidiaries, and all such policies are currently in effect. True and complete copies of all such policies have been delivered to Fairchild. Except as set forth in Section 5.10 of the Disclosure Statement, Shared Technologies has not received notice of the cancellation of any such insurance policy.

                  5.11 Title to and Condition of Properties. Except as set forth in Section 5.11 of the Disclosure Statement, Shared Technologies and its subsidiaries have good title to all of the real property and own outright all of the personal property (except for leased property or assets) which is reflected on Shared Technologies' and its subsidiaries' December 31, 1994 audited consolidated balance sheet contained in Shared Technologies' Form 10-K for the fiscal year ended December 31, 1994 filed with the SEC (the "Balance Sheet") except for property since sold or otherwise disposed of in the ordinary course of business and consistent with past practice. Except as set forth in Section 5.11 of the Disclosure Statement, no such real or personal property is subject to claims, liens or encumbrances, whether by mortgage, pledge, lien, conditional sale agreement, charge or otherwise, except for those which would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect. Section
5.11 of the Disclosure Statement contains a true and complete list of all real properties owned by Shared Technologies and its subsidiaries.

                  5.12 Leases.  There has been made  available to Fairchild true and complete copies of each lease requiring the payment of rentals aggregating at least $35,000 per annum pursuant to which real or personal property is held under lease by Shared Technologies or any of its subsidiaries, and true and complete copies of each lease pursuant to which Shared Technologies or any of its subsidiaries leases real or personal property to others. A true and complete list of all such leases is set forth in Section 5.12 of the Disclosure Statement. All of the leases so listed are valid and subsisting and in full force and effect and are subject to no default with respect to Shared
Technologies or its subsidiaries, as the case may be, and, to Shared Technologies' knowledge, are in full force and effect and subject to no default with respect to any other party thereto, and the leased real property is in good and satisfactory condition.

                  5.13  Contracts  and  Commitments.  Other than as disclosed in
Section 5.13 of the Disclosure Statement, no existing contract or commitment contains an agreement with respect to any change of control that would be triggered by the Merger. Other than as set forth in Section 5.13 of the Disclosure Statement, neither this Agreement, the Merger nor the other transactions contemplated hereby will result in any outstanding loans or borrowings by Shared Technologies or any subsidiary of Shared Technologies becoming due, going into default or giving the lenders or other holders of debt instruments the right to require Shared Technologies or any of its subsidiaries to repay all or a portion of such loans or borrowings.

                  5.14 Labor Matters. Each of Shared Technologies and its subsidiaries is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and neither Shared Technologies nor any of its subsidiaries is engaged in any unfair labor practice. There is no labor strike, slowdown or stoppage pending (or, to the best knowledge of Shared Technologies, any labor strike or stoppage threatened) against or affecting Shared Technologies or any of its subsidiaries. No petition for certification has been filed and is pending before the National Labor Relations Board with respect to any employees of Shared Technologies or any of its subsidiaries who are not currently organized.

                  5.15 Compliance with Law. Except for matters set forth in the Disclosure Statement, neither Shared Technologies nor any of its subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule or order of any foreign, federal, state or local government or any other governmental department or agency, or any judgment, decree or order of any court, applicable to its business or operations, except where any such violation or failure to comply would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect; the conduct of the business of Shared Technologies and its subsidiaries is in conformity with all foreign, federal, state and local energy, public utility and health requirements, and all other foreign, federal, state and local governmental and regulatory requirements, except where such nonconformities would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect. Shared Technologies and its subsidiaries have all permits, licenses and franchises from governmental agencies required to conduct their businesses as now being conducted, except for such permits, licenses and franchises the absence of which would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect.

                  5.16 Board Recommendation. The Board of Directors of Shared Technologies has, by a majority vote at a meeting of such Board duly held on, or by written consent of such Board dated, November 9, 1995, approved and adopted this Agreement, the Merger and the other transactions contemplated hereby, determined that the Merger is fair to the holders of shares of Shared Technologies Common Stock and recommended that the holders of such shares of Common Stock approve and adopt this Agreement, the Merger and the other transactions contemplated hereby.

                  5.17 Employment and Labor Contracts. Neither Shared Technologies nor any of its subsidiaries is a party to any employment, management services, consultation or other similar contract with any past or present officer, director, employee or other person or, to the best of Shared Technologies' knowledge, any entity affiliated with any past or present officer, director or employee or other person other than those set forth in Section 5.17 of the Disclosure Statement and other than those which (x) have a term of less than one year and (y) involve payments of less than $30,000 per year, in each case true and complete copies of which contracts have been delivered to Fairchild, and other than the agreements executed by employees generally, the forms of which have been delivered to Fairchild.

                  5.18 Patents and Trademarks. Shared Technologies and its subsidiaries own or have the right to use all patents, patent applications, trademarks, trademark applications, trade names, inventions, processes, know-how and trade secrets necessary to the conduct of their respective businesses, except for those which the failure to own or have the right to use would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect ("Proprietary Rights"). All issued patents and trademark registrations and pending patent and trademark applications of the Proprietary Rights have previously been delivered to Fairchild. No rights or licenses to use Proprietary Rights have been granted by Shared Technologies or its subsidiaries except those listed in Section 5.18 of the Disclosure Statement; and no contrary assertion has been made to Shared Technologies or any of its subsidiaries or notice of conflict with any asserted right of others has been given by any person except those which, even if correct, would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect. Shared Technologies has not given notice of any asserted claim or conflict to a third party with respect to Shared Technologies' Proprietary Rights. True and complete copies of all material license agreements under which Shared Technologies or any of its subsidiaries is a licensor or licensee have been delivered to Fairchild.

                  5.19 Taxes.  "Tax" or "Taxes"  shall mean all federal,  state, local and foreign taxes, duties, levies, charges and assessments of any nature, including social security payments and deductibles relating to wages, salaries and benefits and payments to subcontractors (to the extent required under applicable Tax law), and also including all interest, penalties and additions imposed with respect to such amounts. Except as set forth in Section 5.19 of the Disclosure Statement: (i) Shared Technologies and its subsidiaries have prepared and timely filed or will timely file with the appropriate governmental agencies all franchise, income and all other material Tax returns and reports required to be filed for any period ending on or before the Effective Time, taking into account any extension of time to file granted to or obtained on behalf of Shared Technologies and/or its subsidiaries; (ii) all material Taxes of Shared Technologies and its subsidiaries in respect of the pre-Merger period have been paid in full to the proper authorities, other than such Taxes as are being contested in good faith by appropriate proceedings and/or are adequately reserved for in accordance with generally accepted accounting principles; (iii) all deficiencies resulting from Tax examinations of federal, state and foreign income, sales and franchise and all other material Tax returns filed by Shared Technologies and its subsidiaries have either been paid or are being contested in good faith by appropriate proceedings; (iv) to the best knowledge of Shared Technologies, no deficiency has been asserted or assessed against Shared Technologies or any of its subsidiaries, and no examination of Shared Technologies or any of its subsidiaries is pending or threatened for any material amount of Tax by any taxing authority; (v) no extension of the period for assessment or collection of any material Tax is currently in effect and no extension of time within which to file any material Tax return has been requested, which Tax return has not since been filed; (vi) no material Tax liens have been filed with respect to any Taxes; (vii) Shared Technologies and each of its subsidiaries will not make any voluntary adjustment by reason of a change in their accounting methods for any pre-Merger period that would affect the taxable income or deductions of Shared Technologies or any of its subsidiaries for any period ending after the Effective Date; (viii) Shared Technologies and its subsidiaries have made timely payments of the Taxes required to be deducted and withheld from the wages paid to their employees; (ix) the Tax Sharing Agreement under which Shared Technologies or any subsidiary will have any obligation or liability on or after the Effective Date is attached as Exhibit E; (x) Shared Technologies has foreign losses as defined in Section 904(f)(2) of the Code listed in Section 5.19 of the Disclosure Statement; (xi) Shared Technologies and its subsidiaries have unused foreign tax credits set forth in Section 5.19 of the Disclosure Statement; and (xii) to the best knowledge of Shared Technologies, there are no transfer pricing agreements made with any taxation authority involving Shared Technologies and its subsidiaries.

                  5.20     Employee Benefit Plans; ERISA.

                  (a) Except as set forth in Section 5.20 of the Disclosure Statement, there are no "employee pension benefit plans" as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), covering employees employed in the United States, maintained or contributed to by Shared Technologies or any of its subsidiaries, or to which Shared Technologies or any of its subsidiaries contributes or is obligated to make payments thereunder or otherwise may have any liability ("Pension Benefits Plans").

                  (b) Shared Technologies has furnished Fairchild with a true and complete schedule of all "welfare benefit plans" (as defined in Section 3(1) of ERISA) covering employees employed in the United States, maintained or contributed to by Shared Technologies or any of its subsidiaries ("Welfare Plans"), all multiemployer plans as defined in Section 3(37) of ERISA covering employees employed in the United States to which Shared Technologies or any of its subsidiaries is required to make contributions or otherwise may have any liability, and, to the extent covering employees employed in the United States, all stock bonus, stock option, restricted stock, stock appreciation right, stock purchase, bonus, incentive, deferred compensation, severance and vacation plans maintained or contributed to by Shared Technologies or a subsidiary.

                  (c) Shared Technologies and each of its subsidiaries, and each of the Pension Benefit Plans and Welfare Plans, are in compliance with the applicable provisions of ERISA (the "Code") and other applicable laws except where the failure to comply would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect.

                  (d) All  contributions  to, and  payments  from,  the  Pension
Benefit Plans which are required to have been made in accordance with the Pension Benefit Plans and, when applicable, Section 302 of ERISA or Section 412 of the Code have been timely made except where the failure to make such contributions or payments on a timely basis would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect. All contributions required to have been made in accordance with

Section 302 of ERISA or Section 412 of the Code to any employee pension benefit plan (as defined in Section 3(2) of ERISA) maintained by an ERISA Affiliate of Shared Technologies or any of its subsidiaries have been timely made except where the failure to make such contributions on a timely basis would not individually or in the aggregate have a Shared Technologies Material Adverse Effect. For purposes of this Agreement, "ERISA Affiliate" shall mean any person (as defined in Section 3(9) of ERISA) that is a member of any group of persons described in Section 414(b), (c), (m) or (o) of the Code of which Shared Technologies or a subsidiary is a member.

                  (e) The  Pension  Benefit  Plans  intended  to  qualify  under
Section 401 of the Code are so qualified and have been determined by the Internal Revenue Service ("IRS") to be so qualified and nothing has occurred with respect to the operation of such Pension Benefit Plans which would cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code. Such plans have been or will be, on a timely basis, (i) amended to comply with changes to the Code made by the Tax Reform Act of 1986, the Unemployment Compensation Amendments of 1992, the Omnibus Budget Reconciliation Act of 1993, and other applicable legislative, regulatory or administrative requirements; and (ii) submitted to the Internal Revenue Service for a determination of their tax qualification, as so amended; and no such amendment will adversely affect the qualification of such plans.

                  (f) Each Welfare Plan that is intended to qualify for exclusion of benefits thereunder from the income of participants or for any other tax-favored treatment under any provisions of the Code (including, without limitation, Sections 79, 105, 106, 125 or 129 of the Code) is and has been maintained in compliance with all pertinent provisions of the Code and Treasury Regulations thereunder.

                  (g) Except as disclosed in Shared Technologies' Form 10-K for the fiscal year ended December 31, 1994, there are (i) no investigations pending, to the best knowledge of Shared Technologies, by any governmental entity involving the Pension Benefit Plans or Welfare Plans, (ii) no termination proceedings involving the Pension Benefit Plans and (iii) no pending or, to the best of Shared Technologies' knowledge, threatened claims (other than routine claims for benefits), suits or proceedings against any Pension Benefit or Welfare Plan, against the assets of any of the trusts under any Pension Benefit or Welfare Plan or against any fiduciary of any Pension Benefit or Welfare Plan with respect to the operation of such plan or asserting any rights or claims to benefits under any Pension Benefit or Welfare Plan or against the assets of any trust under such plan, which would, in the case of clause (i), (ii) or (iii) of this paragraph (f), give rise to any liability which would, individually or in the aggregate, have a Shared Technologies Material Adverse Effect, nor, to the best of Shared
Technologies' knowledge, are there any facts which would give rise to any liability which would, individually or in the aggregate, have a Shared Technologies Material Adverse Effect in the event of any such investigation, claim, suit or proceeding.

                  (h) None of Shared Technologies, any of its subsidiaries or any employee of the foregoing, nor any trustee, administrator, other fiduciary or any other "party in interest" or "disqualified person" with respect to the Pension Benefit Plans or Welfare Plans, has engaged in a "prohibited transaction" (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) which would be reasonably likely to result in a tax or penalty on Shared Technologies or any of its subsidiaries under Section 4975 of the Code or
Section 502(i) of ERISA which would, individually or in the aggregate, have a Shared Technologies Material Adverse Effect.

                  (i) Neither the Pension Benefit Plans subject to Title IV of ERISA nor any trust created thereunder has been terminated nor have there been any "reportable events" (as defined in Section 4043 of ERISA and the regulations thereunder) with respect to either thereof which would, individually or in the aggregate, have a Shared Technologies Material Adverse Effect nor has there been any event with respect to any Pension Benefit Plan requiring disclosure under
Section 4063(a) of ERISA or any event with respect to any Pension Benefit Plan requiring disclosure under Section 4041(c)(3)(C) of ERISA which would, individually or in the aggregate, have a Shared Technologies Material Adverse Effect.

                  (j) Neither Shared Technologies nor any subsidiary of Shared Technologies has incurred any currently outstanding liability to the Pension Benefit Guaranty Corporation (the "PBGC") or to a trustee appointed under
Section 4042(b) or (c) of ERISA other than for the payment of premiums, all of which have been paid when due. No Pension Benefit Plan has applied for, or received, a waiver of the minimum funding standards imposed by Section 412 of the Code. The information supplied to the actuary by Shared Technologies or any of its subsidiaries for use in preparing the most recent actuarial report for Pension Benefit Plans is complete and accurate in all material respects.

                  (k) Neither Shared Technologies, any of its subsidiaries nor any of their ERISA Affiliates has any liability (including any contingent liability under Section 4204 of ERISA) with respect to any multiemployer plan, within the meaning of Section 3(37) of ERISA, covering employees employed in the United States.

                  (l) Except as disclosed in Section 5.20 of the Disclosure Statement, with respect to each of the Pension Benefit and Welfare Plans, true, correct and complete copies of the following documents have been delivered to
Fairchild: (i) the current plans and related trust documents, including amendments thereto, (ii) any current summary plan descriptions, (iii) the most recent Forms 5500, financial statements and actuarial reports, if applicable,
(iv) the most recent IRS determination letter, if applicable; and (v) if any application for an IRS determination letter is pending, copies of all such applications for determination including attachments, exhibits and schedules thereto.

                  (m) Neither Shared Technologies, any of its subsidiaries, any organization to which Shared Technologies is a successor or parent corporation, within the meaning of Section 4069(b) of ERISA, nor any of their ERISA Affiliates has engaged in any transaction, within the meaning of Section 4069(a) of ERISA, the liability for which would, individually or in the aggregate, have a Shared Technologies Material Adverse Effect.

                  (n) Except as disclosed in Section 5.20 of the Disclosure Statement, none of the Welfare Plans maintained by Shared Technologies or any of its subsidiaries are retiree life or retiree health insurance plans which provide for continuing benefits or coverage for any participant or any beneficiary of a participant following termination of employment, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), or except at the expense of the participant or the participant's beneficiary. Shared Technologies and each of its subsidiaries which maintain a "group health plan" within the meaning of Section 5000(b)(1) of the Code have complied with the notice and continuation requirements of Section 4980B of the Code, COBRA, Part 6 of Subtitle B of Title I of ERISA and the regulations thereunder except where the failure to comply would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect.

                  (o) No liability under any Pension Benefit or Welfare Plan has been funded nor has any such obligation been satisfied with the purchase of a contract from an insurance company as to which Shared Technologies or any of its subsidiaries has received notice that such insurance company is in rehabilitation.

                  (p) Except pursuant to the agreements listed in Section 5.20 of the Disclosure Statement, the consummation of the transactions contemplated by this Agreement will not result in an increase in the amount of compensation or benefits or accelerate the vesting or timing of payment of any benefits or compensation payable to or in respect of any employee of Shared Technologies or any of its subsidiaries.

                  (q) Shared  Technologies has disclosed to Fairchild in Section
5.20 of the Disclosure Statement each material Foreign Plan to the extent the benefits provided thereunder are not mandated by the laws of the applicable foreign jurisdiction. Shared Technologies and each of its subsidiaries and each of the Foreign Plans are in compliance with applicable laws and all required contributions have been made to the Foreign Plans, except where the failure to comply or make contributions would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect. For purposes hereof, the term "Foreign Plan" shall mean any plan, with respect to benefits voluntarily provided by Shared Technologies or any subsidiary with respect to employees of any of them employed outside the United States.

                  5.21     Environmental Matters.

                  (a)  Except as set  forth in  Section  5.21 of the  Disclosure
Statement:

                        (i) each of Shared Technologies and its subsidiaries, and the properties and assets owned by them, and to the actual knowledge of Shared Technologies, all properties operated, leased, managed or used by Shared Technologies and its subsidiaries are in compliance with all applicable Environmental Laws except where the failure to be in compliance would not, individually or in the aggregate, have a Shared Technologies Material Adverse Effect;

                       (ii) there is no Environmental Claim that is (1) pending or threatened against Shared Technologies or any of its subsidiaries or
         (2) pending or threatened against any person or entity or any assets owned by Shared Technologies or its subsidiaries whose liability for such Environmental Claim has been retained or assumed by contract or otherwise by Shared Technologies or any of its subsidiaries or can be imputed or attributed by law to Shared Technologies or any of its subsidiaries, the effect of any of which would, individually or in the aggregate, have a Shared Technologies Material Adverse Effect;

                      (iii) there are no past or present actions, activities, circumstances, conditions, events or incidents arising out of, based upon, resulting from or relating to the ownership, operation or use of any property or assets currently or formerly owned, operated or used by Shared Technologies or any of its subsidiaries (or any predecessor in interest of any of them), including, without limitation, the generation, storage, treatment or transportation of any Hazardous Materials, or the emission, discharge, disposal or other Release or threatened Release of any Hazardous Materials into the Environment which is presently expected to result in an Environmental Claim;

                       (iv) no lien has been recorded under any Environmental Law with respect to any material property, facility or asset owned by Shared Technologies or any of its subsidiaries; and to the actual knowledge of Shared Technologies, no lien has been recorded under any Environmental Law with respect to any material property, facility or asset, operated, leased or managed or used by Shared Technologies or its subsidiaries and relating to or resulting from Shared Technologies or its subsidiaries operations, lease, management or use for which Shared Technologies or its subsidiaries may be legally responsible;

                        (v) neither Shared Technologies nor any of its subsidiaries has received notice that it has been identified as a potentially responsible party or any request for information under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended

         ("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), or any comparable state law nor has Shared Technologies or any of its subsidiaries received any notification that any Hazardous Materials that it or any of their respective predecessors in interest has used, generated, stored, treated, handled, transported or disposed of, or arranged for transport for treatment or disposal of, or arranged for disposal or treatment of, has been found at any site at which any person is conducting or plans to conduct an investigation or other action pursuant to any Environmental Law;

                       (vi) to the actual knowledge of Shared Technologies, there has been no Release of Hazardous Materials at, on, upon, under, from or into any real property in the vicinity of any property currently or formerly owned by Shared Technologies or any of its subsidiaries that, through soil, air, surface water or groundwater migration or contamination, has become located on, in or under such properties and, to the actual knowledge of Shared Technologies, there has been no release of Hazardous Materials at, on, upon, under or from any property currently or formerly operated, leased, managed or used by Shared Technologies or any of its subsidiaries that through soil, air, surface water or groundwater migration or contamination has become located on, in or under such properties as resulting from or relating to Shared Technologies or any of its subsidiaries operations, lease, management or use thereof of for which Shared Technologies and any of its subsidiaries may be legally responsible;

                      (vii) no asbestos or asbestos containing material or any polychlorinated biphenyls are contained within products presently manufactured and, to the best knowledge of Shared Technologies manufactured at any time by Shared Technologies or any of its subsidiaries and, to the actual knowledge of Shared Technologies there is no asbestos or asbestos containing material or any polychlorinated biphenyl in, on or at any property or any facility or equipment owned, operated, leased, managed or used by Shared Technologies or any of its subsidiaries;

                     (viii) no property owned by Shared Technologies or any of its subsidiaries and to the actual knowledge of Shared Technologies, no property operated, leased, managed or used by Shared Technologies and any of its subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list published by any governmental authority;

                       (ix) no underground storage tank or related piping is located at, under or on any property owned by Shared Technologies or any of its subsidiaries or to the actual knowledge of Shared Technologies, any property operated, leased, managed or used by Shared Technologies, nor to the actual knowledge of Shared Technologies, has any such tank or piping been removed or decommissioned from or at such property;

                        (x) all environmental investigations, studies, audits, assessments or reviews conducted of which Shared Technologies has actual knowledge in relation to the current or prior business or assets owned, operated, leased, managed or used of Shared Technologies or any of its subsidiaries or any real property, assets or facility now or previously owned, operated, leased, managed or used by Shared Technologies or any of its subsidiaries have been delivered to Fairchild; and

                       (xi) each of Shared Technologies and its subsidiaries has obtained all permits, licenses and other authorizations ("Authorizations") required under any Environmental Law with respect to the operation of its assets and business and its use, ownership and operation of any real property, and each such Authorization is in full force and effect.

         (b)      For purposes of Section 5.21(a):

                       (i) "Actual Knowledge of Shared Technologies" means the actual knowledge of individuals at the corporate management level of Shared Technologies and its subsidiaries.

                       (ii) "Environment" means any surface water, ground water, drinking water supply, land surface or subsurface strata, ambient air and including, without limitation, any indoor location;

                      (iii) "Environmental Claim" means any notice or claim by any person alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental costs, or harm, injuries or damages to any person, property or natural resources, and any fines or penalties) arising out of, based upon, resulting from or relating to (1) the emission, discharge, disposal or other release or threatened release in or into the Environment of any Hazardous Materials or (2) circumstances forming the basis of any violation, or alleged violation, of any applicable Environmental Law;

                       (iv) "Environmental  Laws" means all federal,  state, and
         local laws, codes, and regulations relating to pollution, the protection of human health, the protection of the Environment or the emission, discharge, disposal or other release or threatened release of Hazardous Materials in or into the Environment;

                       (v) "Hazardous Materials" means pollutants, contaminants or chemical, industrial, hazardous or toxic materials or wastes, and includes, without limitation, asbestos or asbestos-containing materials, PCBs and petroleum, oil or petroleum or oil products, derivatives or constituents; and

                       (vi) "Release" means any past or present spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of Hazardous Materials into the Environment or within structures (including the abandonment or discarding of barrels, containers or other closed receptacles containing any Hazardous Materials).

                  5.22 Disclosure. No representation or warranty by Shared Technologies herein, or in any certificate furnished by or on behalf of Shared Technologies to Fairchild in connection herewith, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

                  5.23 Absence of Undisclosed Liabilities. Neither Shared Technologies nor any of its subsidiaries has any liabilities or obligations (including without limitation any liabilities or obligations related to Shared Technologies Cellular, Inc.) of any nature, whether absolute, accrued, unmatured, contingent or otherwise, or any unsatisfied judgments or any leases of personalty or realty or unusual or extraordinary commitments, except the liabilities recorded on the Balance Sheet and the notes thereto, and except for liabilities or obligations incurred in the ordinary course of business and consistent with past practice since December 31, 1994 that would not individually or in the aggregate have a Shared Technologies Material Adverse Effect.

                  5.24 Finders or Brokers. Except as set forth in Section 5.24 of the Disclosure Statement, none of Shared Technologies, the subsidiaries of Shared Technologies, the Board of Directors or any member of the Board of Directors has employed any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or any commission in connection with the Merger, and Section 5.24 of the Disclosure Statement sets forth the maximum consideration (present and future) agreed to be paid to each such party.

                  5.25 State Antitakeover Statutes. Shared Technologies has granted all approvals and taken all other steps necessary to exempt the Merger and the other transactions contemplated hereby from the requirements and provisions of Section 203 of the DGCL and any other applicable state antitakeover statute or regulation such that none of the provisions of such
Section 203 or any other "business combination," "moratorium," "control share" or other state antitakeover statute or regulation (x) prohibits or restricts Shared Technologies' ability to perform its obligations under this Agreement or its ability to consummate the Merger and the other transactions contemplated hereby, (y) would have the effect of invalidating or voiding this Agreement any provision hereof, or (z) would subject Fairchild to any material impediment or condition in connection with the exercise of any of its rights under this Agreement.


                                   ARTICLE VI

            REPRESENTATIONS AND WARRANTIES OF TFC, RHI AND FAIRCHILD

                  Each of TFC, RHI and Fairchild represents and warrants to Shared Technologies that:

                  6.1 Organization and Qualification. Each of Fairchild and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of Fairchild and its subsidiaries is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing which would not, individually or in the aggregate, have a material adverse effect on the general affairs, management, business, operations, condition (financial or otherwise) or prospects of Fairchild and its subsidiaries taken as a whole (a "Fairchild Material Adverse Effect"). Neither Fairchild nor any of its subsidiaries is in violation of any of the provisions of its Certificate of Incorporation (or other applicable charter document) or By-Laws. Fairchild has delivered to Shared Technologies accurate and complete copies of the Certificate of Incorporation (or other applicable charter document) and By-Laws, as currently in effect, of each of Fairchild and its subsidiaries.

                  6.2 Capital Stock of Subsidiaries. The only direct or indirect subsidiaries of Fairchild are those listed in Section 6.2 of the Disclosure Statement previously delivered by Fairchild to Shared Technologies (the "Disclosure Statement"). Fairchild is directly or indirectly the record (except for directors' qualifying shares) and beneficial owner (including all qualifying shares owned by directors of such subsidiaries as reflected in Section 6.2 of the Disclosure Statement) of all of the outstanding shares of capital stock of each of its subsidiaries, there are no proxies with respect to such shares, and no equity securities of any of such subsidiaries are or may be required to be issued by reason of any options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, shares of any capital stock of any such subsidiary, and there are no contracts, commitments, understandings or arrangements by which any such subsidiary is bound to issue additional shares of its capital stock or securities convertible into or exchangeable for such shares. Other than as set forth in Section 6.2 of the Disclosure Statement, all of such shares so owned by Fairchild are validly issued, fully paid and nonassessable and are owned by it free and clear of any claim, lien or encumbrance of any kind with respect thereto. Except as disclosed in Section 6.2 of the Disclosure Statement, Fairchild does not directly or indirectly own any interest in any corporation, partnership, joint venture or other business association or entity.

                  6.3 Capitalization. The authorized capital stock of Fairchild consists of 1,400 shares of Common Stock, par value $100.00 per share, and 3,000,000 shares of Preferred Stock, without par value. As of the date hereof, 1,400 shares of Common Stock are issued and outstanding (all of which are owned by RHI), 424,701 shares of Series A Preferred Stock are issued and outstanding, 2,278 shares of Series B Preferred Stock are issued and outstanding (which will be extinguished immediately prior to the Effective Time) and 558,360 shares of Series C Preferred Stock are issued and outstanding. All of such issued and outstanding shares are validly issued, fully paid and nonassessable and free of preemptive rights. Except as set forth above, there are not now, and at the Effective Time, there will not be, any shares of capital stock of Fairchild issued or outstanding or any subscriptions, options, warrants, calls, claims, rights (including without limitation any stock appreciation or similar rights), convertible securities or other agreements or commitments of any character obligating Fairchild to issue, transfer or sell any of its securities.

                  6.4 Authority Relative to This Agreement. Each of TFC and RHI is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Each of TFC, RHI and Fairchild has full corporate power and authority to execute and deliver this Agreement and to consummate the Merger and other transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the Merger and other transactions contemplated hereby have been duly and validly authorized by the Board of Directors of each of TFC (which owns all of the outstanding common stock of RHI), RHI and Fairchild and no other corporate proceedings on the part of TFC, RHI or Fairchild are necessary to authorize this Agreement or to consummate the Merger or other transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of TFC (which owns all of the outstanding common stock of RHI), RHI and Fairchild and, assuming the due authorization, execution and delivery hereof by Shared Technologies, constitutes a valid and binding agreement of each of TFC, RHI and Fairchild, enforceable against each of TFC, RHI and Fairchild in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable or fiduciary principles.

                  6.5      No Violations, etc.

                  (a) Assuming that all filings, permits, authorizations, consents and approvals or waivers thereof have been duly made or obtained as contemplated by Section 6.5(b) hereof, neither the execution and delivery of this Agreement by TFC, RHI or Fairchild nor the consummation of the Merger or other transactions contemplated hereby nor compliance by Fairchild with any of the provisions hereof will (i) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or suspension of, or accelerate the performance required by, or result in a right of termination or acceleration under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of TFC, RHI or Fairchild or any of their respective subsidiaries under, any of the terms, conditions or provisions of (x) their respective charters or by-laws, (y) except as set forth in Section 6.5 of the Disclosure Statement, any note, bond, mortgage, indenture or deed of trust, or
(z) any license, lease, agreement or other instrument or obligation, to which TFC, RHI or Fairchild or any such subsidiary is a party or to which they or any of their respective properties or assets may be subject, or (ii) subject to compliance with the statutes and regulations referred to in the next paragraph, violate any judgment, ruling, order, writ, injunction, decree, statute, rule or regulation applicable to TFC, RHI or Fairchild or any of their respective subsidiaries or any of their respective properties or assets, except, in the case of clauses (i)(z) and (ii) above, for such violations, conflicts, breaches, defaults, terminations, suspensions, accelerations, rights of termination or acceleration or creations of liens, security interests, charges or encumbrances which would not, individually or in the aggregate, either have a Fairchild Material Adverse Effect or materially impair Fairchild's ability to consummate the Merger or other transactions contemplated hereby.

                  (b) No filing or registration with, notification to and no permit, authorization, consent or approval of any governmental entity is required by TFC, RHI or Fairchild or any of their respective subsidiaries in connection with the execution and delivery of this Agreement or the consummation by Fairchild of the Merger or other transactions contemplated hereby, except (i) in connection with the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (iii) filings with applicable state public utility commissions, and
(iv) such other filings, registrations, notifications, permits, authorizations, consents or approvals the failure of which to be obtained, made or given would not, individually or in the aggregate, either have a Fairchild Material Adverse Effect or materially impair Fairchild's ability to consummate the Merger or other transactions contemplated hereby.

                  (c) As of the date hereof, Fairchild and its subsidiaries are not in violation of or default under (x) their respective charter or bylaws, and
(y) except as set forth in Sections 6.5 and 6.9 of the Disclosure Statement, any note, bond, mortgage, indenture or deed of trust, or (z) any license, lease, agreement or other instrument or obligation to which Fairchild or any such subsidiary is a party or to which they or any of their respective properties or assets may be subject, except, in the case of clauses (y) and (z) above, for such violations or defaults which would not, individually or in the aggregate, either have a Fairchild Material Adverse Effect or materially impair Fairchild's ability to consummate the Merger or other transactions contemplated hereby.

                  6.6      Commission Filings; Financial Statements.

                  (a) Fairchild has filed all required forms, reports and documents during the past three years (collectively, the "SEC Reports") with the Securities and Exchange Commission (the "SEC"), all of which complied when filed in all material respects with all applicable requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder

(the "Exchange Act"). As of their respective dates the SEC Reports (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited consolidated interim financial statements of Fairchild and its subsidiaries included or incorporated by reference in such SEC Reports were prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly presented the consolidated financial position of Fairchild and its subsidiaries (before giving effect to the Fairchild Reorganization) as of the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and to the extent they may not include footnotes or may be condensed or summary statements).

                  (b) Fairchild will deliver to Shared Technologies as soon as they become available true and complete copies of any report or statement mailed by it to its securityholders generally or filed by it with the SEC, in each case subsequent to the date hereof and prior to the Effective Time. As of their respective dates, such reports and statements (excluding any information therein provided by Shared Technologies, as to which Fairchild makes no representation) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading and will comply in all material respects with all applicable requirements of law. The audited consolidated financial statements and unaudited consolidated interim financial statements of Fairchild and its subsidiaries to be included or incorporated by reference in such reports and statements (excluding any information therein provided by Shared Technologies, as to which Fairchild makes no representation) will be prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto) and will fairly present the consolidated financial position of Fairchild and its subsidiaries (before giving effect to the Fairchild Reorganization unless otherwise specified therein) as of the dates thereof and the consolidated results of operations and consolidated cash flows for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments and to the extent they may not include footnotes or may be condensed or summary statements).

                  (c) Fairchild has delivered to Shared Technologies audited financial statements for the three years ended June 30, 1995 (the "Fairchild Financial Statements") which were prepared in accordance with generally accepted accounting principles applied on a consistent basis and which fairly present the consolidated financial position, results of operations and cash flows of Fairchild and its subsidiaries as if the Fairchild Reorganization had occurred at the beginning of such three-year period. In addition, Fairchild has delivered to Shared Technologies an unaudited pro forma balance sheet of each of D-M-E Inc., Fairchild Fasteners Inc. and RHI as of June 30, 1995 which was prepared in accordance with generally accepted accounting principles applied on a consistent basis and which fairly presents the consolidated financial position of such entities if the Fairchild Reorganization had occurred at such date.

                  (d) Fairchild will deliver to Shared Technologies within 45 days of the end of each fiscal quarter subsequent to the date hereof and prior to the Effective Time unaudited consolidated interim financial statements for such quarter prepared in accordance with generally accepted accounting principles on the same basis as the Fairchild Financial Statements were prepared.

                  6.7 Absence of Changes or Events. Except as set forth in Fairchild's Form 10-K for the fiscal year ended June 30, 1995, as filed with the SEC, since June 30, 1995:

                  (a) there has been no material adverse change, or any development involving a prospective material adverse change, in the general affairs, management, business, operations, condition (financial or otherwise) or prospects of Fairchild and its subsidiaries taken as a whole; (it being understood that no such material adverse change shall be deemed to have occurred with respect to Fairchild and VSI, taken as a whole, if the pro forma consolidated net worth of Fairchild, as evidenced by a pro forma closing date balance sheet to be delivered to Shared Technologies on the Effective Date, is at least $80,000,000);

                  (b) except as contemplated by Schedule 9.1 and except for dividends by Fairchild to RHI in an amount not exceeding capital contributions made to Fairchild by RHI since June 30, 1995 plus $4,000,000, there has not been any direct or indirect redemption, purchase or other acquisition of any shares of capital stock of Fairchild or any of its subsidiaries, or any declaration, setting aside or payment of any dividend or other distribution by Fairchild or any of its subsidiaries in respect of their capital stock;

                  (c) except in the ordinary course of its business and consistent with past practice neither Fairchild nor any of its subsidiaries has incurred any indebtedness for borrowed money, or assumed, guaranteed, endorsed or otherwise as an accommodation become responsible for the obligations of any other individual, firm or corporation, or made any loans or advances to any other individual, firm or corporation;

                  (d) there has not been any change in accounting methods, principles or practices of Fairchild or its subsidiaries;

                  (e) except in the ordinary course of business and for amounts which are not material, there has not been any revaluation by Fairchild or any of its subsidiaries of any of their respective assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivables;

                  (f) there has not been any damage, destruction or loss, whether covered by insurance or not, except for such as would not, individually or in the aggregate, have a Fairchild Material Adverse Effect; and

                  (g) there has not been any agreement by Fairchild or any of its subsidiaries to (i) do any of the things described in the preceding clauses
(a) through (f) other than as expressly contemplated or provided for in this Agreement or (ii) take, whether in writing or otherwise, any action which, if taken prior to the date of this Agreement, would have made any representation or warranty in this Article VI untrue or incorrect.

                  6.8 Proxy Statement. None of the information supplied by Fairchild or any of its subsidiaries for inclusion in the proxy statement to be sent to the shareholders of Shared Technologies in connection with the Special Meeting (as hereinafter defined), including all amendments and supplements thereto (the "Proxy Statement"), shall on the date the Proxy Statement is first mailed to shareholders, and at the time of the Special Meeting or at the Effective Time, be false or misleading with respect to any material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Special Meeting which has become false or misleading. None of the information to be filed by Fairchild and Shared Technologies with the SEC in connection with the Merger or in any other documents to be filed with the SEC or any other regulatory or governmental agency or authority in connection with the transactions contemplated hereby, including any amendments thereto (the "Other Documents"), insofar as such information was provided or supplied by Fairchild or any of its subsidiaries, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement shall comply in all material respects with the requirements of the Exchange Act.

                  6.9 Litigation. Except as set forth in Section 6.9 of the Disclosure Statement, there is no (i) claim, action, suit or proceeding pending or, to the best knowledge of TFC, RHI, Fairchild or any of their subsidiaries, threatened against or relating to Fairchild or any of its subsidiaries before any court or governmental or regulatory authority or body or arbitration tribunal, or (ii) outstanding judgment, order, writ, injunction or decree, or application, request or motion therefor, of any court, governmental agency or arbitration tribunal in a proceeding to which Fairchild, any subsidiary of Fairchild or any of their respective assets was or is a party except, in the case of clauses (i) and (ii) above, such as would not, individually or in the aggregate, either have a Fairchild Material Adverse Effect or materially impair Fairchild's ability to consummate the Merger or other transactions contemplated hereby.

                  6.10 Insurance. Section 6.10 of the Disclosure Statement lists all insurance policies in force on the date hereof covering the businesses, properties and assets of

Fairchild and its subsidiaries, and all such policies are currently in effect. True and complete copies of all such policies have been delivered to Shared Technologies. Except as set forth in Section 6.10 of the Disclosure Statement, Fairchild has not received notice of the cancellation of any such insurance policy.

                  6.11 Title to and Condition of Properties. Except as set forth in Section 6.11 of the Disclosure Statement, Fairchild and its subsidiaries have good title to all of the real property and own outright all of the personal property (except for leased property or assets) which is reflected on Fairchild's and its subsidiaries' June 30, 1995 audited consolidated balance sheet contained in the Fairchild Financial Statements (the "Balance Sheet") except for property since sold or otherwise disposed of in the ordinary course of business and consistent with past practice. Except as set forth in Sections
6.9 and 6.11 of the Disclosure Statement, no such real or personal property is subject to claims, liens or encumbrances, whether by mortgage, pledge, lien, conditional sale agreement, charge or otherwise, except for those which would not, individually or in the aggregate, have a Fairchild Material Adverse Effect.
Section 6.11 of the Disclosure Statement contains a true and complete list of all real properties owned by Fairchild and its subsidiaries.

                  6.12 Leases. There has been made available to Shared Technologies true and complete copies of each lease requiring the payment of rentals aggregating at least $35,000 per annum pursuant to which real or personal property is held under lease by Fairchild or any of its subsidiaries, and true and complete copies of each lease pursuant to which Fairchild or any of its subsidiaries leases real or personal property to others. A true and complete list of all such leases is set forth in Section 6.12 of the Disclosure Statement. All of the leases so listed are valid and subsisting and in full force and effect and subject to no default with respect to Fairchild or its subsidiaries, as the case may be, and, to Fairchild's knowledge, are in full force and effect and subject to no default and subject to no default with respect to any other party thereto, and the leased real property is in good and satisfactory condition.

                  6.13  Contracts  and  Commitments.  Other than as disclosed in
Section 6.13 of the Disclosure Statement, no existing contract or commitment contains an agreement with respect to any change of control that would be triggered as a result of the Merger. Other than as set forth in Section 6.13 of the Disclosure Statement, neither this Agreement, the Merger nor the other transactions contemplated hereby will result in any outstanding loans or borrowings by Fairchild or any subsidiary of Fairchild becoming due, going into default or giving the lenders or other holders of debt instruments the right to require Fairchild or any of its subsidiaries to repay all or a portion of such loans or borrowings.

                  6.14 Labor Matters. Each of Fairchild and its subsidiaries is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and neither Fairchild nor any of its subsidiaries is engaged in any unfair labor practice. There is no labor strike, slowdown or stoppage pending (or, to the best knowledge of Fairchild, any labor strike or stoppage threatened) against or affecting Fairchild or any of its subsidiaries. No petition for certification has been filed and is pending before the National Labor Relations Board with respect to any employees of Fairchild or any of its subsidiaries who are not currently organized.

                  6.15 Compliance with Law. Except for matters set forth in the Disclosure Statement, neither Fairchild nor any of its subsidiaries has violated or failed to comply with any statute, law, ordinance, regulation, rule or order of any foreign, federal, state or local government or any other governmental department or agency, or any judgment, decree or order of any court, applicable to its business or operations, except where any such violation or failure to comply would not, individually or in the aggregate, have a Fairchild Material Adverse Effect; the conduct of the business of Fairchild and its subsidiaries is in conformity with all foreign, federal, state and local energy, public utility and health requirements, and all other foreign, federal, state and local governmental and regulatory requirements, except where such nonconformities would not, individually or in the aggregate, have a Fairchild Material Adverse Effect. Fairchild and its subsidiaries have all permits, licenses and franchises from governmental agencies required to conduct their businesses as now being conducted, except for such permits, licenses and franchises the absence of which would not, individually or in the aggregate, have a Fairchild Material Adverse Effect.

                  6.16 Board Recommendation. The Board of Directors of Fairchild has, by a unanimous vote at a meeting of such Board duly held on, or by unanimous written consent of such Board dated, November 9, 1995, approved and adopted this Agreement, the Merger and the other transactions contemplated hereby.

                  6.17 Employment and Labor Contracts. Neither Fairchild nor any of its subsidiaries is a party to any employment, management services, consultation or other similar contract with any past or present officer, director, employee or other person or, to the best of Fairchild's knowledge, any entity affiliated with any past or present officer, director or employee or other person other than those set forth in Section 6.17 of the Disclosure Statement and other than those which (x) have a term of less than one year and
(y) involve payments of less than $30,000 per year, in each case true and complete copies of which contracts have been delivered to Shared Technologies, and other than the agreements executed by employees generally, the forms of which have been delivered to Shared Technologies.

                  6.18 Patents and Trademarks. Fairchild and its subsidiaries own or have the right to use all patents, patent applications, trademarks, trademark applications, trade names, inventions, processes, know-how and trade secrets necessary to the conduct of their respective businesses, except for those which the failure to own or have the right to use would not, individually or in the aggregate, have a Fairchild Material Adverse Effect ("Proprietary Rights"). All issued patents and trademark registrations and pending patent and trademark applications of the Proprietary Rights have previously been delivered to Shared Technologies. No rights or licenses to use Proprietary Rights have been granted by Fairchild or its subsidiaries except those listed in Section
6.18 of the Disclosure Statement; and no contrary assertion has been made to Fairchild or any of its subsidiaries or notice of conflict with any asserted right of others has been given by any person except those which, even if correct, would not, individually or in the aggregate, have a Fairchild Material Adverse Effect. Fairchild has not given notice of any asserted claim or conflict to a third party with respect to Fairchild's Proprietary Rights. True and complete copies of all material license agreements under which Fairchild or any of its subsidiaries is a licensor or licensee have been delivered to Shared Technologies.

                  6.19 Taxes. "Tax" or "Taxes" shall mean all federal, state, local and foreign taxes, duties, levies, charges and assessments of any nature, including social security payments and deductibles relating to wages, salaries and benefits and payments to subcontractors (to the extent required under applicable Tax law), and also including all interest, penalties and additions imposed with respect to such amounts. Except as set forth in Sections 6.9 and
6.19 of the Disclosure Statement: (i) Fairchild and its subsidiaries have prepared and timely filed or will timely file with the appropriate governmental agencies all franchise, income and all other material Tax returns and reports required to be filed for any period ending on or before the Effective Time, taking into account any extension of time to file granted to or obtained on behalf of Fairchild and/or its subsidiaries; (ii) all material Taxes of Fairchild and its subsidiaries in respect of the pre-Merger period have been paid in full to the proper authorities, other than such Taxes as are being contested in good faith by appropriate proceedings and/or are adequately reserved for in accordance with generally accepted accounting principles; (iii) all deficiencies resulting from Tax examinations of federal, state and foreign income, sales and franchise and all other material Tax returns filed by Fairchild and its subsidiaries have either been paid or are being contested in good faith by appropriate proceedings; (iv) to the best knowledge of Fairchild, no deficiency has been asserted or assessed against Fairchild or any of its subsidiaries, and no examination of Fairchild or any of its subsidiaries is pending or threatened for any material amount of Tax by any taxing authority;
(v) no extension of the period for assessment or collection of any material Tax is currently in effect and no extension of time within which to file any material Tax return has been requested, which Tax return has not since been filed; (vi) no material Tax liens have been filed with respect to any Taxes;
(vii) Fairchild and each of its subsidiaries will not make any voluntary adjustment by reason of a change in their accounting methods for any pre-Merger period that would affect the taxable income or deductions of Fairchild or any of its subsidiaries for any period ending after the Effective Date; (viii) Fairchild and its subsidiaries have made timely payments of the Taxes required to be deducted and withheld from the wages paid to their employees; (ix) the Tax Sharing Agreement under which Fairchild or any subsidiary will have any obligation or liability on or after the Effective Date is attached as Exhibit E;
(x) Fairchild has foreign losses as defined in Section 904(f)(2) of the Code listed in Section 6.19 of the

Disclosure Statement; (xi) Fairchild and its subsidiaries have unused foreign tax credits set forth in Section 6.19 of the Disclosure Statement; and (xii) to the best knowledge of Fairchild, there are no transfer pricing agreements made with any taxation authority involving Fairchild and its subsidiaries.

                  6.20     Employee Benefit Plans; ERISA.

                  (a) Except as set forth in Section 6.20 of the Disclosure Statement, there are no "employee pension benefit plans" as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), covering employees employed in the United States, maintained or contributed to by Fairchild or any of its subsidiaries, or to which Fairchild or any of its subsidiaries contributes or is obligated to make payments thereunder or otherwise may have any liability ("Pension Benefits Plans").

                  (b) Fairchild has furnished Shared Technologies with a true and complete schedule of all "welfare benefit plans" (as defined in Section 3(1) of ERISA) covering employees employed in the United States, maintained or contributed to by Fairchild or any of its subsidiaries ("Welfare Plans"), all multiemployer plans as defined in Section 3(37) of ERISA covering employees employed in the United States to which Fairchild or any of its subsidiaries is required to make contributions or otherwise may have any liability, and, to the extent covering employees employed in the United States, all stock bonus, stock option, restricted stock, stock appreciation right, stock purchase, bonus, incentive, deferred compensation, severance and vacation plans maintained or contributed to by Fairchild or a subsidiary.

                  (c) Fairchild and each of its subsidiaries, and each of the Pension Benefit Plans and Welfare Plans, are in compliance with the applicable provisions of ERISA and other applicable laws except where the failure to comply would not, individually or in the aggregate, have a Fairchild Material Adverse Effect.

                  (d) All  contributions  to, and  payments  from,  the  Pension
Benefit Plans which are required to have been made in accordance with the Pension Benefit Plans and, when applicable, Section 302 of ERISA or Section 412 of the Code have been timely made except where the failure to make such contributions or payments on a timely basis would not, individually or in the aggregate, have a Fairchild Material Adverse Effect. All contributions required to have been made in accordance with Section 302 of ERISA or Section 412 of the Code to any employee pension benefit plan (as defined in Section 3(2) of ERISA) maintained by an ERISA Affiliate of Fairchild or any of its subsidiaries have been timely made except where the failure to make such contributions on a timely basis would not individually or in the aggregate have a Fairchild Material Adverse Effect. For purposes of this Agreement, "ERISA Affiliate" shall mean any person (as defined in Section 3(9) of ERISA) that is a member of any group of persons described in Section 414(b), (c), (m) or (o) of the Code of which Fairchild or a subsidiary is a member.

                  (e) The  Pension  Benefit  Plans  intended  to  qualify  under
Section 401 of the Code are so qualified and have been determined by the Internal Revenue Service ("IRS") to be so qualified and nothing has occurred with respect to the operation of such Pension Benefit Plans which would cause the loss of such qualification or exemption or the imposition of any material liability, penalty or tax under ERISA or the Code. Such plans have been or will be, on a timely basis, (i) amended to comply with changes to the Code made by the Tax Reform Act of 1986, the Unemployment Compensation Amendments of 1992, the Omnibus Budget Reconciliation Act of 1993, and other applicable legislative, regulatory or administrative requirements; and (ii) submitted to the Internal Revenue Service for a determination of their tax qualification, as so amended; and no such amendment will adversely affect the qualification of such plans.

                  (f) Each Welfare Plan that is intended to qualify for exclusion of benefits thereunder from the income of participants or for any other tax-favored treatment under any provisions of the Code (including, without limitation, Sections 79, 105, 106, 125, or 129 of the Code) is and has been maintained in compliance with all pertinent provisions of the Code and Treasury Regulations thereunder.

                  (g) Except as disclosed in Fairchild's Form 10-K for the fiscal year ended June 30, 1995, there are (i) no investigations pending, to the best knowledge of Fairchild, by any governmental entity involving the Pension Benefit Plans or Welfare Plans, (ii) no termination proceedings involving the Pension Benefit Plans and (iii) no pending or, to the best of Fairchild's knowledge, threatened claims (other than routine claims for benefits), suits or proceedings against any Pension Benefit or Welfare Plan, against the assets of any of the trusts under any Pension Benefit or Welfare Plan or against any fiduciary of any Pension Benefit or Welfare Plan with respect to the operation of such plan or asserting any rights or claims to benefits under any Pension Benefit or Welfare Plan or against the assets of any trust under such plan, which would, in the case of clause (i), (ii) or (iii) of this paragraph (f), give rise to any liability which would, individually or in the aggregate, have a Fairchild
Material Adverse Effect, nor, to the best of Fairchild's knowledge, are there are any facts which would give rise to any liability which would, individually or in the aggregate, have a Fairchild Material Adverse Effect in the event of any such investigation, claim, suit or proceeding.

                  (h) None of Fairchild, any of its subsidiaries or any employee of the foregoing, nor any trustee, administrator, other fiduciary or any other "party in interest" or "disqualified person" with respect to the Pension Benefit Plans or Welfare Plans, has engaged in a "prohibited transaction" (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) which would be reasonably likely to result in a tax or penalty on Fairchild or any of its subsidiaries under Section 4975 of the Code or Section 502(i) of ERISA which would, individually or in the aggregate, have a Fairchild Material Adverse Effect.

                  (i) Neither the Pension Benefit Plans subject to Title IV of ERISA nor any trust created thereunder has been terminated nor have there been any "reportable events" (as defined in Section 4043 of ERISA and the regulations thereunder) with respect to either thereof which would, individually or in the aggregate, have a Fairchild Material Adverse Effect nor has there been any event with respect to any Pension Benefit Plan requiring disclosure under Section 4063(a) of ERISA or any event with respect to any Pension Benefit Plan requiring disclosure under Section 4041(c)(3)(C) of ERISA which would, individually or in the aggregate, have a Fairchild Material Adverse Effect.

                  (j) Neither Fairchild nor any subsidiary of Fairchild has incurred any currently outstanding liability to the Pension Benefit Guaranty Corporation (the "PBGC") or to a trustee appointed under Section 4042(b) or (c) of ERISA other than for the payment of premiums, all of which have been paid when due. No Pension Benefit Plan has applied for, or received, a waiver of the minimum funding standards imposed by Section 412 of the Code. The information supplied to the actuary by Fairchild or any of its subsidiaries for use in preparing the most recent actuarial report for Pension Benefit Plans is complete and accurate in all material respects.

                  (k) Except as set forth in Section 6.20 of the Disclosure Statement, neither Fairchild, any of its subsidiaries nor any of their ERISA Affiliates has any liability (including any contingent liability under Section 4204 of ERISA) with respect to any multiemployer plan, within the meaning of
Section 3(37) of ERISA, covering employees employed in the United States.

                  (l) Except as disclosed in Section 6.20 of the Disclosure Statement, with respect to each of the Pension Benefit and Welfare Plans, true, correct and complete copies of the following documents have been delivered to Shared Technologies: (i) the current plans and related trust documents, including amendments thereto, (ii) any current summary plan descriptions, (iii) the most recent Forms 5500, financial statements and actuarial reports, if applicable, (iv) the most recent IRS determination letter, if applicable; and
(v) if any application for an IRS determination letter is pending, copies of all such applications for determination including attachments, exhibits and schedules thereto.

                  (m) Neither Fairchild, any of its subsidiaries, any organization to which Fairchild is a successor or parent corporation, within the meaning of Section 4069(b) of ERISA, nor any of their ERISA Affiliates has engaged in any transaction, within the meaning of Section 4069(a) of ERISA, the liability for which would, individually or in the aggregate, have a Fairchild Material Adverse Effect.

                  (n) Except as disclosed in Section 6.20 of the Disclosure Statement, none of the Welfare Plans maintained by Fairchild or any of its subsidiaries are retiree life or retiree health insurance plans which provide for continuing benefits or coverage for any participant or any beneficiary of a participant following termination of employment, except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), or except at the expense of the participant or the participant's beneficiary. Fairchild and each of its subsidiaries which maintain a "group health plan" within the meaning of Section 5000(b)(1) of the Code have complied with the notice and continuation requirements of Section 4980B of the Code, COBRA, Part 6 of Subtitle B of Title I of ERISA and the
regulations thereunder except where the failure to comply would not, individually or in the aggregate, have a Fairchild Material Adverse Effect.

                  (o) No liability under any Pension Benefit or Welfare Plan has been funded nor has any such obligation been satisfied with the purchase of a contract from an insurance company as to which Fairchild or any of its
subsidiaries   has   received   notice  that  such   insurance   company  is  in
rehabilitation.

                  (p) Except pursuant to the agreements listed in Section 6.20 of the Disclosure Statement, the consummation of the transactions contemplated by this Agreement will not result in an increase in the amount of compensation or benefits or accelerate the vesting or timing of payment of any benefits or compensation payable to or in respect of any employee of Fairchild or any of its subsidiaries.

                  (q) Fairchild has disclosed to Shared  Technologies in Section
6.20 of the Disclosure Statement each material Foreign Plan to the extent the benefits provided thereunder are not mandated by the laws of the applicable foreign jurisdiction. Fairchild and each of its subsidiaries and each of the Foreign Plans are in compliance with applicable laws and all required contributions have been made to the Foreign Plans, except where the failure to comply or make contributions would not, individually or in the aggregate, have a Fairchild Material Adverse Effect. For purposes hereof, the term "Foreign Plan" shall mean any plan with respect to benefits voluntarily provided by Fairchild or any subsidiary with respect to employees of any of them employed outside the United States.

                  6.21     Environmental Matters.

                    (a) Except as set forth in  Section  6.21 of the  Disclosure
Statement:

                    (i) each of Fairchild and its subsidiaries, and the properties and assets owned by them, and to the actual knowledge of
         Fairchild, all properties operated, leased, managed or used by Fairchild and its subsidiaries are in compliance with all applicable Environmental Laws except where the failure to be in compliance would not, individually or in the aggregate, have a Fairchild Material Adverse Effect;

                   (ii) there is no Environmental Claim that is (1) pending or threatened against Fairchild or any of its subsidiaries or (2) pending or threatened against any person or entity or any assets owned by Fairchild or its subsidiaries whose liability for such Environmental Claim has been retained or assumed by contract or otherwise by Fairchild or any of its subsidiaries or can be imputed or attributed by law to Fairchild or any of its subsidiaries, the effect of any of which would, individually or in the aggregate, have a Fairchild Material Adverse Effect;

                  (iii)  there  are no  past  or  present  actions,  activities, circumstances, conditions, events or incidents arising out of, based upon, resulting from or relating to the ownership, operation or use of any property or assets currently or formerly owned, operated or used by Fairchild or any of its subsidiaries (or any predecessor in interest of any of them), including, without limitation, the generation, storage, treatment or transportation of any Hazardous Materials, or the emission, discharge, disposal or other Release or threatened Release of any Hazardous Materials into the Environment which is presently expected to result in an Environmental Claim;

                   (iv) no lien has been recorded under any Environmental Law with respect to any material property, facility or asset owned by Fairchild or any of its subsidiaries, and to the actual knowledge of Fairchild, no lien has been recorded under any Environmental Law with respect to any material property, facility or asset, operated, leased or managed or used by Fairchild or its subsidiaries and relating to or resulting from Fairchild or its subsidiaries operations, lease, management or use for which Fairchild or its subsidiaries may be legally responsible;

                    (v)  neither  Fairchild  nor  any  of its  subsidiaries  has
         received   notice  that  it  has  been   identified  as  a  potentially
         responsible party or any request for information under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act, as amended ("RCRA"), or any comparable state law nor has Fairchild or any of its subsidiaries received any notification that any Hazardous

         Materials that it or any of their respective predecessors in interest has used, generated, stored, treated, handled, transported or disposed of, or arranged for transport for treatment or disposal of, or arranged for disposal or treatment of, has been found at any site at which any person is conducting or plans to conduct an investigation or other action pursuant to any Environmental Law;

                   (vi) to the actual knowledge of Fairchild, there has been no Release of Hazardous Materials at, on, upon, under, from or into any real property in the vicinity of any property currently or formerly owned by Fairchild or any of its subsidiaries that, through soil, air, surface water or groundwater migration or contamination, has become located on, in or under such properties and, to the actual knowledge of Fairchild, there has been no release of Hazardous Materials at, on, upon, under or from any property currently or formerly operated, leased, managed or used by Fairchild or any of its subsidiaries that through soil, air, surface water or groundwater migration or contamination has become located on, in or under such properties as resulting from or relating to Fairchild or any of its subsidiaries operations, lease, management or use thereof of for which Fairchild and any of its subsidiaries may be legally responsible;

                  (vii) no asbestos or asbestos containing material or any polychlorinated biphenyls are contained within products presently manufactured and, to the best knowledge of Fairchild manufactured at any time by Fairchild or any of its subsidiaries and, to the actual knowledge of Fairchild there is no asbestos or asbestos containing material or any polychlorinated biphenyl in, on or at any property or any facility or equipment owned, operated, leased, managed or used by Fairchild or any of its subsidiaries;

                 (viii) no property owned by Fairchild or any of its subsidiaries and to the actual knowledge of Fairchild, no property operated, leased, managed or used by Fairchild and any of its subsidiaries is (i) listed or proposed for listing on the National Priorities List under CERCLA or (ii) listed in the Comprehensive Environmental Response, Compensation, Liability Information System List promulgated pursuant to CERCLA, or on any comparable list published by any governmental authority;

                   (ix) no underground storage tank or related piping is located at, under or on any property owned by Fairchild or any of its subsidiaries or, to the actual knowledge of Fairchild, any property operated, leased, managed or used by Fairchild and any of its subsidiaries, nor, to the actual knowledge of Fairchild, has any such tank or piping been removed or decommissioned from or at such property;

                    (x) all environmental investigations, studies, audits, assessments or reviews conducted of which Fairchild has actual knowledge in relation to the current or prior business or assets owned, operated, leased managed or used by Fairchild or any of its subsidiaries or any real property, assets or facility now or previously owned operated, managed, leased or used by Fairchild or any of its subsidiaries have been delivered to Shared Technologies; and

                   (xi) each of Fairchild and its subsidiaries has obtained all permits, licenses and other authorizations ("Authorizations") required under any Environmental Law with respect to the operation of its assets and business and its use, ownership and operation of any real property, and each such Authorization is in full force and effect.

                    (b)       For purposes of Section 6.21(a):

                   (i)  "Actual   Knowledge  of  Fairchild"   means  the  actual
         knowledge of individuals at the corporate management level of Fairchild and its subsidiaries.

                   (ii) "Environment" means any surface water, ground water, drinking water supply, land surface or subsurface strata, ambient air and including, without limitation, any indoor location;

                   (iii) "Environmental Claim" means any notice or claim by any person alleging potential liability (including, without limitation, potential liability for investigatory costs, cleanup costs, governmental costs, or harm, injuries or damages to any person, property or natural resources, and any fines or penalties) arising out of, based upon, resulting from or relating to (1) the emission, discharge, disposal or other release or threatened release in or into the Environment of any Hazardous Materials or

         (2) circumstances forming the basis of any violation, or alleged violation, of any applicable Environmental Law;

                   (iv) "Environmental Laws" means all federal, state and local laws, codes and regulations relating to pollution, the protection of human health, the protection of the Environment or the emission, discharge, disposal or other release or threatened release of Hazardous Materials in or into the Environment;

                   (v) "Hazardous Materials" means pollutants, contaminants or chemical, industrial, hazardous or toxic materials or wastes, and includes, without limitation, asbestos or asbestos-containing materials, PCBs and petroleum, oil or petroleum or oil products, derivatives or constituents; and

                   (vi) "Release" means any past or present spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of Hazardous Materials into the Environment or within structures (including the abandonment or discarding of barrels, containers or other closed receptacles containing any Hazardous Materials).

                  6.22 Disclosure. No representation or warranty by Fairchild herein, or in any certificate furnished by or on behalf of Fairchild to Shared Technologies in connection herewith, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

                  6.23 Absence of Undisclosed Liabilities. Except as set forth in Section 6.9 of the Disclosure Statement, neither Fairchild nor any of its subsidiaries has any liabilities or obligations of any nature, whether absolute, accrued, unmatured, contingent or otherwise, or any unsatisfied judgments or any leases of personalty or realty or unusual or extraordinary commitments, except the liabilities recorded on the Balance Sheet and the notes thereto, and except for liabilities or obligations incurred in the ordinary course of business and consistent with past practice since June 30, 1995 that would not individually or in the aggregate have a Fairchild Material Adverse Effect.

                  6.24 Finders or Brokers. Except as set forth in Section 6.24 of the Disclosure Statement, none of Fairchild, the subsidiaries of Fairchild, the Board of Directors or any member of the Board of Directors has employed any investment banker, broker, finder or intermediary in connection with the transactions contemplated hereby who might be entitled to a fee or any commission in connection with of the Merger, and Section 6.24 of the Disclosure Statement sets forth the maximum consideration (present and future) agreed to be paid to each such party.


                                   ARTICLE VII

                      CONDUCT OF BUSINESS OF FAIRCHILD AND
                     SHARED TECHNOLOGIES PENDING THE MERGER

                  7.1 Conduct of Business of Fairchild and Shared Technologies Pending the Merger. Except as contemplated by this Agreement or as expressly agreed to in writing by Fairchild and Shared Technologies, during the period from the date of this Agreement to the Effective Time, each of Fairchild and its subsidiaries and Shared Technologies and its subsidiaries will conduct their respective operations according to its ordinary course of business consistent with past practice, and will use all commercially reasonable efforts to preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relationships with suppliers, distributors, customers and others having business relationships with it and will take no action which would materially adversely affect the ability of the parties to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Effective Time, neither Fairchild nor
Shared Technologies will nor will they permit any of their respective subsidiaries to, without the prior written consent of the other party:

                   (a) amend its certificate of incorporation or by-laws, except Shared Technologies may amend its certificate of incorporation and bylaws as required by the terms of this Agreement;

                  (b) authorize for issuance, issue, sell, deliver, grant any options for, or otherwise agree or commit to issue, sell or deliver any shares of any class of its capital stock or any securities convertible into shares of any class of its capital stock, except (i) pursuant to and in accordance with the terms of currently outstanding convertible securities, warrants and options, and
         (ii) options granted under the Stock Option Plans of Shared Technologies, in the ordinary course of business consistent with past practice;

                  (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock or purchase, redeem or otherwise acquire any shares of its own capital stock or of any of its subsidiaries, except as otherwise expressly provided in this Agreement (including, without limitation, Section 6.7(b)) and except for the distribution of the shares of Shared Technologies Cellular Inc. to the shareholders of Shared Technologies;

                  (d) except in the ordinary course of business, consistent with past practice (i) create, incur, assume, maintain or permit to exist any long-term debt or any short-term debt for borrowed money other than under existing lines of credit; (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person except its wholly owned subsidiaries in the ordinary course of business and consistent with past practices; or (iii) make any loans, advances or capital contributions to, or investments in, any other person;

                  (e) except as otherwise expressly contemplated by this Agreement (including without limitation as set forth in Schedule 6.17 to the Disclosure Statement) or in the ordinary course of business, consistent with past practice, (i) increase in any manner the compensation of any of its directors, officers or other employees; (ii) pay or agree to pay any pension, retirement allowance or other employee benefit not required, or enter into or agree to enter into any agreement or arrangement with such director, officer or employee, whether past or present, relating to any such pension, retirement allowance or other employee benefit, except as required under currently existing agreements, plans or arrangements; (iii) grant any severance or termination pay to, or enter into any employment or severance agreement with, any of its directors, officers or other employees; or (iv) except as may be required to comply with applicable law, become obligated (other than pursuant to any new or renewed collective bargaining agreement) under any new pension plan, welfare plan, multiemployer plan, employee benefit plan, benefit arrangement, or similar plan or arrangement, which was not in existence on the date hereof, including any bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other benefit plan, agreement or arrangement, or employment or consulting agreement with or for the benefit of any person, or amend any of such plans or any of such agreements in existence on the date hereof;

                  (f) except as otherwise expressly contemplated by this Agreement, enter into any other agreements, commitments or contracts, except agreements, commitments or contracts for the purchase, sale or lease of goods or services in the ordinary course of business, consistent with past practice;

                  (g) except in the ordinary course of business, consistent with past practice, or as contemplated by this Agreement, authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into any agreement in principle or an agreement with respect to, any plan of liquidation or dissolution, any acquisition of a material amount of assets or securities, any sale, transfer, lease, license, pledge, mortgage, or other disposition or encumbrance of a material amount of assets or securities or any material change in its capitalization, or any entry into a material contract or any amendment or modification of any material contract or any release or relinquishment of any material contract rights; or

                  (h)      agree to do any of the foregoing.


                                  ARTICLE VIII

                            COVENANTS AND AGREEMENTS

                  8.1      Approval of Stockholders; SEC and Other Filings.

                  (a) Shared Technologies shall cause a special meeting of its stockholders (the "Special Meeting") to be duly called and held as soon as reasonably practicable for the purpose of (i) voting on this Agreement, (ii) authorizing Shared Technologies' Board of Directors, to the extent permitted by law, to make modifications of or amendments to this Agreement as Shared Technologies' Board of Directors deems proper without further stockholder approval and (iii) voting on all other actions contemplated hereby which require the approval of Shared Technologies' stockholders, including without limitation any such approval needed to amend Shared Technologies' Certificate of Incorporation and Bylaws as required by this Agreement. Shared Technologies shall comply with all applicable legal requirements in connection with the Special Meeting.

                  (b) Shared Technologies and Fairchild shall cooperate with each other and use their best efforts to file with the SEC or other applicable regulatory or governmental agency or authority, as the case may be, as promptly as practicable the Proxy Statement and the Other Documents. The parties shall use their best efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after filing and, as promptly as practicable after the Proxy Statement has been so cleared, shall mail the Proxy Statement to the stockholders of Shared Technologies as of the record date for the Special Meeting. Subject to the fiduciary obligations of Shared Technologies' Board of Directors under applicable law as advised by Gadsby & Hannah or other nationally recognized counsel, the Proxy Statement shall contain the recommendation of the Board in favor of the Merger and for approval and adoption of this Agreement. In addition to the irrevocable proxy received from a stockholder of Shared Technologies prior to the date hereof, Shared Technologies shall use its best efforts to solicit from stockholders of Shared Technologies proxies or consents in favor of such approval and to take all other action necessary or, in the reasonable judgment of Fairchild, helpful to secure the vote of stockholders required by law to effect the Merger. Shared Technologies and Fairchild each shall use its best efforts to obtain and furnish the information required to be included in the Proxy Statement and any Other Document, and Shared Technologies, after consultation with Fairchild, shall use its best efforts to respond as promptly as is reasonably practicable to any comments made by the SEC or any other applicable regulatory or governmental agency or authority with respect to any of the foregoing (or any preliminary version thereof). Shared

Technologies will promptly notify Fairchild of the receipt of the comments of the SEC or any other applicable regulatory or governmental agency or authority, as the case may be, and of any request by any of the foregoing for amendments or supplements to the Proxy Statement or any Other Document, as the case may be, or for additional information, and will supply Fairchild with copies of all correspondence between Shared Technologies and its representatives, on the one hand, and the SEC, any other applicable regulatory or governmental agency or authority or the members of the staff of any of the foregoing, on the other hand, with respect to the Proxy Statement or any Other Document, as the case may be. If at any time prior to the Special Meeting any event should occur relating to Shared Technologies or any of its subsidiaries or Fairchild or any of its affiliates or associates, or relating to the Financing (as hereinafter defined) which should be set forth in an amendment of or a supplement to, the Proxy Statement or any Other Document, Shared Technologies will promptly inform Fairchild or Fairchild will promptly inform Shared Technologies, as the case may be. Whenever any event occurs which should be set forth in an amendment of, or a supplement to, the Proxy Statement or any Other Document, as the case may be, Fairchild and Shared Technologies will upon learning of such event, cooperate and promptly prepare, file and mail such amendment or supplement.

                  (c) Fairchild shall use its best efforts to file with and obtain from the Internal Revenue Service a favorable ruling to the effect set forth in Schedule 9.2(d) hereto. Fairchild and Shared Technologies shall cooperate with each other and use their best efforts to effect a tender offer and consent solicitation for the outstanding 12 1/4% Senior Notes due 1999 of Fairchild and, if the Merger is consummated, to retire all such Notes tendered in such offer.

                  8.2      Additional Agreements; Cooperation.

                  (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, and to cooperate with each other in connection with the foregoing, including using its best efforts (i) to obtain all necessary waivers, consents and approvals from other parties to loan agreements, leases and other contracts that are specified on Schedule 8.2 to the Disclosure Statement,
(ii) to obtain all necessary consents, approvals and authorizations as are required to be obtained under any federal, state or foreign law or regulations,
(iii) to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby, (iv) to lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, (v) to effect all necessary registrations and filings, including, but not limited to, filings under the HSR Act and any pre-merger notifications required in any other country, if any, and submissions of information requested by governmental authorities, (vi) provide all necessary information for the Proxy Statement and (vii) to fulfill all conditions to this Agreement. In addition, Fairchild agrees to use its best efforts (subject to compliance with all applicable securities laws) to solicit and receive the irrevocable proxies from shareholders of Shared Technologies contemplated by Section 10.1(b). Shared Technologies agrees to use its best efforts to cause the distribution to its shareholders of all shares of capital stock of Shared Technologies Cellular, Inc. ("STCI") owned by Shared Technologies and its subsidiaries to be completed prior to the Effective Time and, prior to such distribution to cause STCI, to enter into an agreement preventing STCI from competing in the telecommunications systems and service business.

                  (b) Shared Technologies will supply Fairchild with copies of all correspondence, filings or communications (or memoranda setting forth the substance thereof) between Shared Technologies or its representatives, on the one hand, and the Federal Trade Commission, the Antitrust Division of the United States Department of Justice, the SEC and any other regulatory or governmental agency or authority or members of their respective staffs, on the other hand, with respect to this Agreement, the Merger and the other transactions contemplated hereby. Each of the parties hereto agrees to furnish to the other party hereto such necessary information and reasonable assistance as such other party may request in connection with its preparation of necessary filings or submissions to any regulatory or governmental agency or authority, including, without limitation, any filing necessary under the provisions of the HSR Act or any other applicable Federal or state statute.

                  (c) Fairchild will supply Shared Technologies with copies of all correspondence, filings or communications (or memoranda setting forth the substance thereof) between Fairchild or its representatives, on the one hand, and the Federal Trade Commission, the Antitrust Division of the United States Department of Justice, the SEC or any other regulatory or governmental agency or authority or members of their respective staffs, on the other hand, with respect to this Agreement, the Merger and the other transactions contemplated hereby.

                  8.3 Publicity. Shared Technologies and Fairchild agree to consult with each other in issuing any press release and with respect to the general content of other public statements with respect to the transactions contemplated hereby, and shall not issue any such press release prior to such consultation, except as may be required by law.

                  8.4      No Solicitation.

                  (a) Each of Shared Technologies and Fairchild agrees that, prior to the Effective Time, it shall not, and shall not authorize or permit any of its subsidiaries or any of its or its subsidiaries' directors, officers, employees, agents or representatives to, directly or indirectly, solicit, initiate, facilitate or encourage (including by way of furnishing or disclosing non-public information) any inquiries or the making of any proposal with respect to any merger, consolidation or other business combination involving Shared Technologies or its subsidiaries or Fairchild or its subsidiaries or acquisition of any kind of all or substantially all of the assets or capital stock of Shared Technologies and its subsidiaries taken as a whole or Fairchild and its subsidiaries taken as a whole (an "Acquisition Transaction") or negotiate, explore or otherwise communicate in any way with any third party (other than Shared Technologies or Fairchild, as the case may be) with respect to any Acquisition Transaction or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the Merger or any other transactions contemplated by this Agreement; provided that Shared Technologies or Fairchild may, in response to an unsolicited written proposal with respect to an Acquisition Transaction from a financially capable third party that contains no financing condition, (i) furnish or disclose non-public information to such third party and (ii) negotiate, explore or otherwise communicate with such third party, in each case only if the Board of Directors of such party determines in good faith by a majority vote, after consultation with its legal and financial advisors, and after receipt of the written opinion of outside legal counsel of such party that failing to take such action would constitute a breach of the fiduciary duties of such Board of Directors, that taking such action is reasonably likely to lead to an Acquisition Transaction that is more favorable to the stockholders of such party than the Merger and that failing to take such action would constitute a breach of the Board's fiduciary duties.

                  (b) Each of Shared Technologies and Fairchild shall immediately advise the other in writing of the receipt of any inquiries or proposals relating to an Acquisition Transaction and any actions taken pursuant to Section 8.4(a).


                  8.5      Access to Information.

                  (a) From the date of this Agreement until the Effective Time, each of Shared Technologies and Fairchild will give the other party and its authorized representatives (including counsel, environmental and other consultants, accountants and auditors) full access during normal business hours to all facilities, personnel and operations and to all books and records of it and its subsidiaries, will permit the other party to make such inspections as it may reasonably require and will cause its officers and those of its subsidiaries to furnish the other party with such financial and operating data and other information with respect to its business and properties as such party may from time to time reasonably request.

                  (b) Each of the  parties  hereto  will hold and will cause its
consultants  and  advisors  to  hold  in  strict  confidence   pursuant  to  the
Confidentiality Agreement dated October 1995 between the parties (the "Confidentiality Agreement") all documents and information furnished to the other in connection with the transactions contemplated by this Agreement as if each such consultant or advisor was a party thereto, and the provisions of the Confidentiality Agreement shall survive any termination of this Agreement but will be extinguished at the Effective Time if the Merger occurs.

                  8.6   Financing.   Fairchild   will   cooperate   with  Shared
Technologies to assist Shared Technologies in obtaining the financing required for Shared Technologies to effect the Merger

(including the funds necessary to repay the indebtedness  referred to on Exhibit
9.1 and to pay the amounts owing to the holders of the Series A and Series C Preferred Stock) (the "Financing"). Immediately prior to the Effective Time, Fairchild will certify the aggregate amount of accrued and unpaid dividends on the Series A Preferred Stock and Series C Preferred Stock to be paid by Shared Technologies pursuant to the Merger.

                  8.7 Notification of Certain Matters. Shared Technologies or Fairchild, as the case may be, shall promptly notify the other of (i) its obtaining of actual knowledge as to the matters set forth in clauses (x) and (y) below, or (ii) the occurrence, or failure to occur, of any event which occurrence or failure to occur would be likely to cause (x) any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time, or (y) any material failure of Shared Technologies or Fairchild, as the case may be, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations or warranties of the parties or the conditions to the obligations of the parties hereunder.

                  8.8 Board of Directors of Shared Technologies. The Shared Technologies Board of Directors shall take such corporate action as may be necessary to cause the directors comprising its full board to be changed at the Effective Time to include, subject to the requisite vote of the shareholders of Shared Technologies, immediately after the Effective Time on the Surviving Corporation Board of Directors the persons specified pursuant to the Shareholders Agreement.

                  8.9      Indemnification.

                  (a) The Surviving Corporation shall indemnify, defend and hold harmless the present and former officers, directors, employees and agents of Fairchild and its subsidiaries against all losses, claims, damages, expenses or liabilities arising out of actions or omissions or alleged actions or omissions occurring at or prior to the Effective Time to the same extent and on the same terms and conditions (including with respect to advancement of expenses) provided for in Fairchild's Certificate of Incorporation and By-Laws and agreements in effect at the date hereof (to the extent consistent with applicable law); provided that such actions or omissions or alleged actions or omissions are exclusively related to the business of the Fairchild Communications Services Company; and, provided, further, that in no event will this indemnity extend to the transactions effected pursuant to this Agreement, including but not limited to the Fairchild Reorganization.

                  (b) The provisions of this Section 8.9 are intended to be for the benefit of and shall be enforceable by each indemnified party hereunder, his or her heirs and his or her representatives.

                  8.10     Fees and Expenses.

                  (a) Except as set forth in Section 8.10(b), in the event this Agreement is terminated, Shared Technologies and Fairchild shall bear their respective expenses incurred in connection with the Merger, including, without limitation, the preparation, execution and performance of this Agreement and the transactions contemplated hereby, and all fees and expenses of investment bankers, finders, brokers, agents, representatives, counsel and accountants, except that the fees and expenses of CS First Boston shall be shared equally by Shared Technologies and Fairchild. If the Merger occurs, then the Surviving Corporation shall be responsible, and reimburse Fairchild, for all of such expenses incurred by Shared Technologies and Fairchild in connection with the Merger (but Fairchild's expenses shall only be borne by the Surviving Corporation to the extent set forth in Schedule 8.10).

                  (b) If  this  Agreement  is  terminated  pursuant  to  Section
10.1(d), (e) or (h), then Shared Technologies shall promptly, but in no event later than the next business day after the date of such termination, pay Fairchild, in immediately available funds, the amount of any and all fees and expenses incurred by Fairchild (including, but not limited to, fees and expenses of Fairchild's counsel, investment banking fees and expenses and printing expenses) in connection with this Agreement, the Merger and the other transactions contemplated hereby and, in addition, if such termination is pursuant to Section 10.1(h), a fee of $5,000,000. If this Agreement is terminated pursuant to Section 10.1(f) or (i) or pursuant to Section 10.1(c) solely due to the failure of Fairchild to satisfy the condition in Section 9.2(d) or to obtain tenders and consents from at least 51% of the outstanding principal amount of Fairchild's 12 1/4% Senior Notes due 1999 as contemplated by Schedule 9.1, then Fairchild shall promptly, but in no event later than the next business day after the date of such termination, pay Shared Technologies, in immediately available funds, the amount of any and all fees and expenses incurred by Shared Technologies
(including,  but not  limited  to,  fees and  expenses  of Shared  Technologies'
counsel,  investment  banking  fees  and  expenses  and  printing  expenses)  in connection with this Agreement, the Merger and the other transactions contemplated hereby and in addition, if such termination is pursuant to Section 10.1(i), a fee of $5,000,000.

                  8.11 Post-Merger Cooperation. After the Effective Time, the Surviving Corporation shall cooperate with RHI and permit RHI to take all actions (including without limitation the right to endorse checks and enter into agreements) reasonably required by RHI to allow RHI to assert title (and prosecute claims against and defend claims brought by third parties), whether in its own name or in the name of Fairchild, with respect to all assets, claims and privileges of Fairchild that were owned by it, and defend against all liabilities and claims attributable to it, in each case, immediately prior to the Fairchild Reorganization and that did not relate to the telecommunications systems and service business. After the Effective Time, RHI will cooperate with the Surviving Corporation and permit the Surviving Corporation to take all actions (including without limitation the right to endorse checks and enter into agreements) reasonably required by the Surviving Corporation to allow the Surviving Corporation to assert title (and prosecute claims against third parties) whether in its own name or in the name of Fairchild, with respect to all assets, claims and privileges of Fairchild's telecommunications systems and service business.


                                   ARTICLE IX

                              CONDITIONS TO CLOSING

                  9.1 Conditions to Obligations of Each Party to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment or waiver by the Board of Directors of the waiving party (subject to applicable law) at or prior to the Effective Date of each of the following conditions:

                  (a) Shared Technologies' shareholders shall have duly approved and adopted the Merger, this Agreement and any other transactions contemplated hereby which require the approval of such shareholders by law as required by applicable law;

                  (b) any waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated;

                  (c) no order, statute, rule, regulation, executive order, injunction, stay, decree or restraining order shall have been enacted, entered, promulgated or enforced by any court of competent jurisdiction or governmental or regulatory authority or instrumentality that prohibits the consummation of the Merger or the transactions contemplated hereby;

                  (d) all necessary consents and approvals of any United States or any other governmental authority or any other third party required for the consummation of the transactions contemplated by this Agreement shall have been obtained except for such consents and approvals the failure to obtain which individually or in the aggregate would not have a material adverse effect on the Surviving Corporation and any waiting period applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated;

                  (e)  each  of the  transactions  set  forth  on  the  attached
         Schedule 9.1 shall have been consummated;

                  (f) the parties shall have received the written opinion of Donaldson, Lufkin & Jenrette Securities Corporation or another investment banking firm of nationally recognized standing selected by Fairchild that the fair market value of the Preferred Stock is at least equal to the positive difference between $47.5 million and the value of the Shared Technologies Common Stock to be received as Merger Consideration (based upon the closing price thereof on the date preceding the Effective Time); and

                  (g)  Mel D.  Borer  shall  have  been  offered  an  employment
         agreement  on  terms   satisfactory   to  both   Fairchild  and  Shared
         Technologies.

                  9.2 Additional Conditions to Obligations of Fairchild. The obligations of Fairchild to effect the Merger shall be subject to the fulfillment or waiver (subject to applicable law), at or prior to the Effective Date, of each of the following conditions:


                  (a) Shared Technologies shall have furnished Fairchild with certified copies of resolutions duly adopted by its Board of Directors approving the execution and delivery of this Agreement and the Merger and all other necessary corporate action to enable Shared Technologies to comply with the terms of this Agreement;

                  (b) Shared Technologies shall have performed or complied in all material respects with all its agreements, obligations and covenants required by this Agreement to be performed by it on or prior to the Effective Date, and Shared Technologies shall have delivered to Fairchild a certificate, dated the Effective Date, of its President and its Secretary to such effect;

                  (c) the representations and warranties of Shared Technologies contained herein shall be true and correct in all material respects on the date of this Agreement and the Effective Date as though such representations and warranties were made at and on such date, and Shared Technologies shall have delivered to Fairchild a certificate, dated the Effective Date, of its President and its Secretary to such effect;

                  (d) Fairchild shall have received a favorable ruling of the Internal Revenue Service to the effect set forth in Schedule 9.2(d) hereto;

                  (e) Shared Technologies shall have amended its Certificate of Incorporation and Bylaws to the extent set forth in Schedule 9.2(e);

                  (f) there shall not have occurred since December 31, 1994 any material adverse change in the business, operations, assets, financial condition or results of operations of Shared Technologies and its subsidiaries taken as a whole;

                  (g) Shared Technologies shall have executed and delivered a registration rights agreement in the form of Exhibit D hereto;

                  (h) Shared Technologies shall have entered into a Tax Sharing Agreement with RHI in the form of Exhibit E hereto; and

                  (i) Shared Technologies shall have, prior to the Effective Time, completed the distribution to its shareholders of all of the capital stock of Shared Technologies Cellular, Inc. owned by Shared Technologies and Shared Technologies Cellular, Inc. shall have executed a non-competition agreement with Shared Technologies, in form and substance satisfactory to Fairchild.

                  9.3 Additional Conditions to Obligations of Shared Technologies. The obligations of Shared Technologies to effect the Merger shall be subject to the fulfillment or waiver (subject to applicable law), at or prior to the Effective Date, of each of the following conditions:

                  (a) Each of TFC, RHI and Fairchild shall have furnished Shared Technologies with certified copies of resolutions duly adopted by its Board of Directors approving the execution and delivery of this Agreement and the Merger and all other necessary corporate action to enable Fairchild to comply with the terms of this Agreement;

                  (b) Fairchild shall have performed or complied in all material respects with all its agreements, obligations and covenants required by this Agreement to be performed by it on or prior to the Effective Date and Fairchild shall have delivered to Shared Technologies a certificate, dated the Effective Date, of its President and its Secretary to such effect;

                  (c) the representations and warranties of TFC, RHI and Fairchild contained herein shall be true and correct in all material respects on the date of this Agreement and the Effective Date as though such representations and warranties were made at and on such date and Fairchild shall have delivered to Shared Technologies a certificate, dated the Effective Date, of its President and its Secretary to such effect;

                  (d) there shall not have occurred since June 30, 1995 any material adverse change in the business, operations, assets, financial condition or results of operations of Fairchild and its wholly owned subsidiary, VSI, taken as a whole (it being understood that no such material adverse change shall be deemed to have occurred with respect to Fairchild and VSI, taken as a whole, if the pro forma consolidated net worth of Fairchild, as evidenced by a pro forma closing date balance sheet to be delivered to Shared Technologies on the Effective Date, is at least $80,000,000); and

                  (e) RHI, The Fairchild Corporation, D-M-E Inc. and Fairchild Fasteners Inc. shall have entered into Indemnification Agreements with Shared Technologies in the forms of Exhibits B1-3 hereto; and RHI shall have delivered to Shared Technologies an executed Pledge Agreement in the form of Exhibit C hereto, as well as the Preferred Stock required to be pledged thereby.


                                    ARTICLE X

                                   TERMINATION

                  10.1 Termination. This Agreement may be terminated at any time prior to the Effective Time whether before or after approval by the stockholders of Shared Technologies:

                  (a)  by  mutual  written   consent  of  Fairchild  and  Shared
         Technologies;

                  (b) by Fairchild if RHI has not received within 10 business days after the date of this Agreement irrevocable proxies from holders of more than 50% of Shared Technologies common stock (on a fully diluted basis) agreeing to vote for the Merger; provided, that such right of termination must be exercised, if at all, within 13 business days after the date of this Agreement;

                  (c) by either Fairchild or Shared Technologies if the Effective Time has not occurred on or prior to January 31, 1996 unless the Merger has not occurred at such time solely by reason of the condition set forth in Section 9.2(d) having not yet been satisfied or because of the failure of the Securities and Exchange Commission to give timely approval to the proxy materials for Shared Technologies shareholders, in which case February 28, 1996 or such other date, if any, as Fairchild and Shared Technologies shall agree upon, unless the absence of such occurrence shall be due to the failure of the party seeking to terminate this Agreement (or its subsidiaries or affiliates) to perform in all material respects each of its obligations under this Agreement required to be performed by it at or prior to the Effective Time;

                  (d) by either Fairchild or Shared Technologies if, at the Special Meeting (including any adjournment thereof), the stockholders of Shared Technologies fail to adopt and approve this Agreement, the Merger and any of the other transactions contemplated hereby in accordance with Delaware law;

                  (e) by Fairchild if Shared Technologies fails to perform in any material respect any of its obligations under this Agreement;

                  (f) by Shared Technologies if Fairchild fails to perform in any material respect any of its obligations under this Agreement;

                  (g) by Fairchild or Shared Technologies if a court of competent jurisdiction or a governmental, regulatory or administrative agency or commission shall have issued an order, decree, or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable;

                  (h) by Shared Technologies if its Board of Directors shall have withdrawn, modified or amended in an adverse manner its recommendation of the Merger as a result of its exercise of its fiduciary duties; or

                  (i) by Fairchild if its Board of Directors shall have withdrawn, modified or amended in an adverse manner its recommendation of the Merger as a result of its exercise of its fiduciary duties; or

                  (j) by either Shared Technologies or Fairchild if either of their respective Board of Directors reasonably determine that market conditions will not permit the completion of the Financing contemplated by Section 8.6 in a timely manner or on acceptable terms or it becomes obvious that the necessary marketing activities or filings necessary for such Financing have not been completed in a timely manner necessary to complete the Merger.

                  10.2 Effect of Termination. In the event of the termination of this Agreement pursuant to the foregoing provisions of this Article X, this Agreement shall become void and have no effect, with no liability on the part of any party or its stockholders or directors or officers in respect thereof except for agreements which survive the termination of this Agreement and except for liability that TFC, RHI, Fairchild or Shared Technologies might have arising from a breach of this Agreement.


                                   ARTICLE XI

                          SURVIVAL AND INDEMNIFICATION

                  11.1 Survival of Representations and Warranties. All representations and warranties made in this Agreement shall survive from the Effective Time until March 31, 1997 and shall not be extinguished by the Merger or any investigation made by or on behalf of any party hereto.

                  11.2 Indemnification by TFC and RHI. Each of TFC and RHI hereby agrees, jointly and severally, to indemnify and hold harmless Shared Technologies against any and all losses, liabilities and damages or actions (or actions or proceedings, whether commenced or threatened) or claims (including, without limitation, counsel fees and expenses of Shared Technologies in the event that TFC or RHI fail to assume the defense thereof) in respect thereof (hereinafter referred to collectively as "Losses") resulting from any breach of the representations and warranties made by TFC, RHI or Fairchild in this Agreement;

provided, however, that TFC's and RHI's obligations under this Section 11.2 is to the extent that the Losses exceed $4,000,000. Notwithstanding the foregoing, in no event shall Shared Technologies be entitled to indemnification for, and the term "Losses" shall not include any consequential damages or damages which are speculative, remote or conjectural (except to the extent represented by a successful claim by a third party).

                  If any  action,  proceeding  or  claim  shall  be  brought  or
asserted  against  Shared   Technologies  by  any  third  party,  which  action,
proceeding or claim, if determined adversely to the interests of Shared Technologies would entitle Shared Technologies to indemnity pursuant to this Agreement, Shared Technologies shall promptly but in no event later than 10 days from the date Shared Technologies receives written notice of such action, proceeding or claim, notify TFC and RHI of the same in writing specifying in detail the basis of such claim and the facts pertaining thereto (but the failure to give such notice in a timely fashion shall not affect TFC's and RHI's obligations under this Section 11.2 except to the extent it prejudiced or damaged their ability to defend, settle or compromise such claim or to pay any Losses resulting therefrom), and TFC and RHI shall be entitled (but not obligated) to assume the defense thereof by giving written notice thereof within 10 days after TFC and RHI received notice of the claim from Shared Technologies to Shared Technologies and have the sole control of defense and settlement thereof (but only, with respect to any settlement, if such settlement involves an unconditional release of Shared Technologies and its subsidiaries in respect of such claim), including the employment of counsel and the payment of all expenses.

                  11.3 Indemnification by Shared Technologies. Shared Technologies hereby agrees to indemnify and hold harmless TFC and RHI against any and all losses, liabilities and damages or actions (or actions or proceedings, whether commenced or threatened) or claims (including, without limitation, counsel fees and expenses of TFC and RHI in the event that Shared Technologies fails to assume the defense thereof) in respect thereof hereinafter referred to as the "Shared Technologies' Losses") resulting from the breach of the representations and warranties made by Shared Technologies in this Agreement; provided, however, that Shared Technologies' obligation under this
Section 11.3 is to the extent that the Shared Technologies' Losses exceed $4,000,000. Notwithstanding the foregoing, in no event shall TFC or RHI be entitled to indemnification for, and the term "Shared Technologies' Losses" shall not include any consequential damages or damages which are speculative, remote or conjectural (except to the extent represented by a successful claim by a third party).

                  Shared Technologies at its option may make any indemnification pursuant to this Section 11.3 in cash or in shares of Common Stock of Shared Technologies having a fair market value at the time of issuance in an amount equal to the amount of such loss. In the event that Shared Technologies makes a payment in cash in fulfillment of its obligation under this Section 11.3, the term "Shared Technologies' Losses" shall also include the diminution as a result of such payment in the value of the shares of Common Stock and Preferred Stock as a result of such payment. In the event that Shared Technologies issues Common Stock in fulfillment of its obligation under this Section 11.3, the term "Shared Technologies' Losses" shall also include the diminution as a result of such issuance in the value of the shares of Common Stock and Preferred Stock of Shared Technologies owned by RHI prior to such issuance.

                  If any action, proceeding or claim shall be brought or asserted against TFC or RHI by any third party, which action, proceeding or claim, if determined adversely to the interests of TFC or RHI would entitle TFC or RHI to indemnity pursuant to this Agreement, TFC or RHI shall, promptly but in no event later than 10 days from the date TFC or RHI receives written notice of such action, proceeding or claim, notify Shared Technologies of the same in writing specifying in detail the basis of such claim and the facts pertaining thereto (but the failure to give such notice in a timely fashion shall not affect Shared Technologies' obligations under this Section 11.3 except to the extent it prejudiced or damaged Shared Technologies' ability to defend, settle or compromise such claim or to pay any Losses resulting therefrom), and Shared Technologies shall be entitled (but not obligated) to assume the defense thereof by giving written notice thereof within 10 days after Shared Technologies received notice of the claim from TFC or RHI to TFC or RHI and have the sole control of defense and settlement thereof (but only, with respect to any settlement, if such settlement involves an unconditional release of TFC and RHI and their respective subsidiaries in respect of such claim), including the employment of counsel and the payment of all expenses.

                  11.4 Set-Off. In the event that either TFC, RHI or Shared Technologies fails to make any payment required by Section 11.2 or 11.3 hereof, the party entitled to receive such payment may set off the amount thereof against any other payments owed by it to the party failing to make such payment.


                                   ARTICLE XII

                                  MISCELLANEOUS

                  12.1     Closing and Waiver.

                  (a) Unless this Agreement shall have been terminated in accordance with the provisions of Section 10.1 hereof, a closing (the "Closing" and the date and time thereof being the "Closing Date") will be held as soon as practicable after the conditions set forth in Sections 9.1, 9.2 and 9.3 shall have been satisfied or waived. The Closing will be held at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York or at such other places as the parties may agree. Immediately thereafter, the Certificate of Merger will be filed.

                  (b) At any time prior to the Effective Date, any party hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements of any other party or with any conditions to its own obligations contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing duly authorized by and signed on behalf of such party.

                  12.2     Notices.

                  (a) Any notice or communication to any party hereto shall be duly given if in writing and delivered in person or mailed by first class mail (registered or certified, return receipt requested), facsimile or overnight air courier guaranteeing next day delivery, to such other party's address.

                  If to The Fairchild Corporation, RHI Holdings, Inc. or Fairchild Industries, Inc.:

                           300 West Service Road
                           P.O. Box 10803
                           Chantilly, VA  22001
                           Facsimile No.:  (703) 888-5674
                           Attention:  Donald Miller, Esq.

                           with a copy to:

                           James J. Clark, Esq.
                           Cahill Gordon & Reindel
                           80 Pine Street
                           New York, NY  10005
                           Facsimile No.:  (212) 269-5420

                  If to Shared Technologies Inc.:

                           100 Great Meadow Road, Suite 104
                           Wethersfield, CT  06109
                           Facsimile No.:  (203) 258-2401
                           Attention:  Legal Department

                           with a copy to:

                           Walter D. Wekstein, Esq.
                           Harold J. Carroll, Esq.
                           Gadsby & Hannah
                           125 Summer Street
                           Boston, MA  02110
                           Facsimile No.:  (617) 345-7050

                  (b) All notices and communications will be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, if mailed; when sent, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

                  12.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  12.4 Interpretation. The headings of articles and sections herein are for convenience of reference, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof. As used in this Agreement, "person" means any individual, corporation, limited or general partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof; "subsidiary" of any person means (i) a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by such person or by one or more other subsidiaries of such person or by such person and one or more subsidiaries thereof or (ii) any other person (other than a corporation) in which such person, or one or more other subsidiaries of such person or such person and one or more other subsidiaries thereof, directly or indirectly, have at least a majority ownership and voting power relating to the policies, management and affairs thereof; and "voting stock" of any person means capital stock of such person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  12.5 Variations and Amendment. This Agreement may be varied or amended only by written action of Shared Technologies and Fairchild, before or after the Special Meeting at any time prior to the Effective Time.


                  12.6 No Third Party Beneficiaries. Except for the provisions of Sections 8.9 (which are intended to be for the benefit of the persons referred to therein, and may be enforced by such persons) and 8.11, nothing in this Agreement shall confer any rights upon any person or entity which is not a party or permitted assignee of a party to this Agreement.

                  12.7 Use of Fairchild Name. RHI hereby grants a royalty free license in perpetuity to Shared Technologies for the use of the Fairchild name to Shared Technologies for exclusive use by Shared Technologies as a trade name in the telecommunications system and services business but not for any other use. In no event may Shared Technologies assign the right to use the Fairchild name to any other person.

                  12.8 Governing Law. Except as the laws of the State of Delaware are by their terms applicable, this Agreement shall be governed by, and construed in accordance with, the laws of the

State of New York without regard to principles of conflicts of laws.

                  12.9 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

                  12.10 No Recourse Against Others. No director, officer or employee, as such, of Shared Technologies, TFC, RHI or any of their respective subsidiaries shall have any liability for any obligations of Shared Technologies, TFC or RHI, respectively, under this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

                  12.11 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Merger Agreement to be executed by their duly authorized officers all as of the day and year first above written.

                                                SHARED TECHNOLOGIES INC.

                                                By:  /s/ Anthony D. Autorino
                                                Title:  Chairman of the Board,
                                                        Chief Executive Officer
                                                        and President

                                                FAIRCHILD INDUSTRIES, INC.


                                                By:  /s/ Jeffrey J. Steiner
                                                Title:  Chairman of the Board,
                                                        Chief Executive Officer
                                                        and President

                                                THE FAIRCHILD CORPORATION


                                                 By:  /s/ Jeffrey J. Steiner
                                                 Title:  Chairman of the Board,
                                                         Chief Executive Officer
                                                         and President

                                                 RHI HOLDINGS, INC.


                                                 By:  /s/ Jeffrey J. Steiner
                                                 Title:  Chairman of the Board,
                                                         Chief Executive Officer
                                                         and President

                                  Schedule 9.1


                  The steps comprising the Fairchild Recapitalization are as follows:

                  1. Fairchild Industries, Inc., as it exists on the date of the Merger Agreement ("FII"), will cause Fairchild Communications Services Company, a Delaware partnership ("FCSC") to merge into FII's wholly owned subsidiary, VSI Corporation ("VSI").

                  2. FII will then cause VSI to transfer all of VSI's assets and liabilities (other than those of the former FCSC, but excluding from those real estate owned by FCSC, and other than the Assumed Indebtedness described below) to one or more wholly owned subsidiaries.

                  3. FII (or Shared Technologies) will make a cash tender offer to purchase all of the outstanding 12 1/4% Senior Notes due 1999 (the "12 1/4% Notes") of FII and, in connection therewith, will obtain such Noteholders' consent (representing at least 51% of the outstanding principal amount of the 12 1/4% Notes) to the transfer by FII of all of the assets of FII (other than the stock of VSI) to RHI and to amend the indenture under which the 12 1/4% Notes were issued to remove all covenants which can be amended or deleted by majority vote. The aggregate amount needed to be paid to consummate such tender offer and consent solicitation is herein called the "Note Purchase Amount".

                  4. Prior to the Effective Time, FII will transfer (in one or more transactions) all of its assets to RHI, and RHI will assume all liabilities, except for (i) the stock of VSI (which will only have in it the assets and liabilities of the former FCSC), (ii) the 12 1/4% Senior Notes, (iii) the Series A and C Preferred Stock and (iv) an amount of bank and other indebtedness (the "Assumed Indebtedness") equal to $223,500,000 minus (x) the Note Purchase Amount and (y) $44,237,745 (the aggregate redemption price of the Series A and C Preferred Stock) plus accrued dividends thereon through the Effective Time, and RHI will contribute all of the outstanding Series B Preferred Stock to FII.

                  5. Concurrently with the consummation of the Merger, the Surviving Corporation will (i) purchase the 12 1/4% Notes tendered for the Note Purchase Amount, (ii) repay the Assumed Indebtedness in full and (iii) deposit in escrow the funds necessary to pay the holders of the Series A and Series C Preferred Stock the amounts owed to them under the Merger Agreement.

                                 Schedule 9.2(d)

                       TAX RULINGS REQUESTED BY FAIRCHILD


                  Fairchild requests the following rulings be issued regarding the mergers of the three corporate subsidiaries of VSI into VSI:

                  1. The mergers will qualify as a complete liquidation of each of the three corporate subsidiaries (FCSII, FCSI, and FCNMC, which are the partners in FCSC) underss. 332(a) of the Internal Revenue Code of 1986, as amended (the "Code");

                  2. No gain or loss will be recognized by VSI on its receipt of the assets from each of the three corporate subsidiaries underss. 332(a);

                  3. No gain or loss will be recognized by the three corporate subsidiaries on the distribution of their respective assets to VSI in complete liquidation underss. 336 andss. 337(a).

                  Fairchild   requests  the  following   rulings  regarding  the
formation of Subsidiary 1, the distribution of the stock of Subsidiary 1 by VSI to FII, and the distribution of the stock of Subsidiary 1 by FII to RHI:

                  4. VSI will recognize no gain or loss on its transfer of assets (except the Telecommunications business) to Subsidiary 1 in exchange for common stock of Subsidiary 1 and assumption of liabilities by Subsidiary 1 (ss.ss. 351 and 357(a) of the Code and Rev. Rul. 77-449, 1977-2 C.B. 110).

                  VSI's basis in the stock of Subsidiary 1 received in the transaction will equal the basis of the property transferred in exchange therefor, reduced by the sum of the liabilities assumed by Subsidiary 1, or to which assets transferred are taken subject (ss. 358(a) and (d)).

                  5. Subsidiary 1 will recognize no gain or loss on its transfer of assets to Subsidiaries 2, 3, 4, 5, 6 and 7 in exchange for the common stock of Subsidiaries 2, 3, 4, 5, 6 and 7 and the assumption of liabilities by Subsidiaries 2 to 7 (ss.ss. 351 and 357(a) and Rev. Rul. 77-449).

                  Subsidiary 1's basis in the stock of Subsidiaries 2 to 7 received in the transaction will equal the basis of the property transferred to Subsidiaries 2 to 7, respectively, in exchange therefor, reduced by the sum of the liabilities assumed by Subsidiaries 2 to 7 or to which assets transferred are taken subject (ss. 358(a) and (d)).

                  6. No income, gain or loss will be recognized by Subsidiary 1 upon the receipt of the assets of Fastener and D-M-E businesses, stock of FDC, plus real estate held for sale in exchange for stock of Subsidiary 1 and Subsidiary 1's assumption of liabilities (ss. 1032(a)).

                  7. The basis of the assets received by Subsidiary 1 will be the same as the basis of such assets in the hands of VSI immediately prior to the Distribution (ss. 362(b)).

                  8. No income, gain or loss will be recognized by FII as the Shareholder of VSI on its receipt of the Subsidiary 1 common stock pursuant to the Distribution (ss. 355(a)).

                  9. No income, gain or loss will be recognized by RHI as the Shareholder of FII on its receipt of Subsidiary 1 common stock pursuant to the Distribution (ss. 355(a)).

                  10. No income, gain or loss will be recognized by VSI and FII upon the distributions to their respective Shareholders of all of the Subsidiary 1's common stock pursuant to the Distribution (ss. 355(c)).

                                 Schedule 9.2(e)


                  The   Restated   Certificate   of   Incorporation   of  Shared
Technologies (the "Certificate") shall be amended in the following manner:

                  (a) Article Four of the Certificate shall be amended to (i) increase the authorized common shares of the Corporation, $.004 par value, to 50,000,000 and (ii) to increase the authorized shares of preferred stock of the Corporation, $.01 par value, to 25,000,000; and

                  (b) The Certificate shall be amended or a certificate of designation shall be filed to reflect the terms of the Convertible Preferred Stock and the [Special] Preferred Stock in form and substance satisfactory to RHI and consistent with Schedules 3.1 (c) and (b) hereof; and

                  The Amended and Restated Bylaws of the Corporation (the "Bylaws") shall be amended in the following manner:

                  (a) Article II, Section 11 of the Bylaws is deleted in its entirety and is replaced by the following paragraph:

                  "No action requiring shareholder approval may be taken without a meeting of the shareholders entitled to vote thereon."

                  (b) Article III, Section 1 of the Bylaws shall be amended to include the following sentences at the end of such section:

                  "So long as The Fairchild Corporation and its affiliates (collectively, "TFC") owns 25% or more of the common stock of the Corporation that TFC owned on the [Date of Merger] TFC shall have the irrevocable right to appoint four (4) members of the Board of Directors; provided, that so long as Mel D. Borer is President and a Director of the Corporation, TFC shall only be entitled to appoint three (3) directors."

                  "The Board of Directors may not grant any options for, or any other rights to acquire, common stock of the Corporation, except for options issued pursuant to a plan approved by the shareholders or in a transaction with non-affiliates where such party pays cash for such option or right, unless such transaction is approved by a majority of the shareholders."

                  (c) Article III, Section 10 of the Bylaws shall be deleted in its entirety and replaced with the following paragraph:

                  "Executive Committee. The Board of Directors of the Corporation shall have an executive committee consisting of the President, a director appointed by TFC as long as TFC owns at least 25% of the common stock of the Corporation that TFC owned on the [Date of Merger], and a third director appointed by the Board of Directors of the Corporation. All actions taken by the Executive Committee may only be taken pursuant to a unanimous vote by the members thereof."

                  (d) Article III, Sections 11, 12 and 13 shall be amended to include the following sentence as the second sentence of each such section:

                  "As long as TFC owns at least 25% of the common stock of the Corporation, TFC will be entitled to appoint one director to such committee."

                  (e) Article IV, Section 5 shall be amended to include the following sentence at the end of such section:

                  "The Corporation shall have a Vice Chairman of the Board of Directors who shall have such duties as are designated by the Board of Directors."

                  (f) Article IV, Section 6 shall be deleted in its entirety and replaced with the following paragraph:

                  "Executive Officers. The Chairman of the Board of the Corporation shall also be the Chief Executive Officer of the Corporation and shall be the senior executive of the Corporation and shall have overall supervision of the affairs of the Corporation. The President of the Corporation shall also be the Chief Operating Officer of the Company and he shall be responsible for the day-to-day business operations of the Corporation under the direction of the Chief Executive Officer. Each of the Chief Executive Officer and the President shall see that all orders and resolutions of the Board of Directors of the Corporation are carried into effect, subject, however, to the right of the Board of Directors to delegate any specific powers, except as may be exclusively conferred on the President by law, to the Chairman or any other officer of the Corporation. Each of the Chief Executive Officer and the President may execute bonds, mortgages, and other contracts requiring a signature under the seal of the Corporation.

                  (g) Article VIII, Section 1 shall be deleted in its entirety and replaced with the following paragraph:

                  "By Directors or Shareholders. The bylaws of the Corporation may be altered, amended or repealed at any validly called and convened meeting of the shareholders by the affirmative vote of the holders of a majority of the voting power of shares entitled to vote thereon represented at such meeting in person or by proxy and at any validly called and convened meeting of the board of directors by the affirmative vote of at least a majority of the directors (unless such alteration, amendment or repeal in any way adversely affects the rights granted to TFC hereunder or in Article II, Section 11, Article III,
Section 10 or Article IV, Section 6 of these bylaws, in which event a vote of 80% of the directors shall be required); provided, however, that the notice of such meeting shall state that such alteration, amendment or repeal will be proposed."

                               FIRST AMENDMENT TO

                          AGREEMENT AND PLAN OF MERGER


         This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER dated as of February 2, 1996 ("First Amendment") is made by and among Fairchild Industries, Inc., a Delaware corporation ("Fairchild"), RHI Holdings, Inc., a Delaware corporation ("RHI"), The Fairchild Corporation, a Delaware corporation ("TFC"), and Shared Technologies Inc., a Delaware corporation ("Shared Technologies"), amending certain provisions of the Agreement and Plan of Merger dated as of November 9, 1995, including the exhibits and schedules thereto (the "Merger Agreement") by and among Fairchild, RHI, TFC and Shared Technologies. Terms not otherwise defined herein which are defined in the Merger Agreement shall have the same respective meanings herein as therein.

         WHEREAS, Fairchild, RHI, TFC and Shared Technologies have agreed to modify certain terms and conditions of the Merger Agreement as specifically set forth in this First Amendment.

         NOW THEREFORE, in consideration of the premises and mutual agreements contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                    ARTICLE I

                         AMENDMENTS TO MERGER AGREEMENT

         1.1 References to the distribution of shares of Shared Technologies Cellular Inc. shall be deleted from sections 5.7(b) and 7.1(c) and in Section
5.5 of the Disclosure Statement.

         1.2 Section 6.19 of the Merger Agreement is hereby amended by deleting the provisions of clause (ii) thereof and by inserting therefor the following:

         "(ii) all material Taxes of Fairchild and its subsidiaries in respect of the pre-Merger period (including but not limited to Taxes attributable to the Fairchild Reorganization) have been paid in full to the proper authorities, other than such Taxes as are being contested in good faith by appropriate proceedings and/or are adequately reserved for in accordance with generally accepted accounting principles;

         1.3 The first sentence of ss.8.1(c) of the Merger Agreement is hereby deleted in its entirety.

         1.4 The last sentence of ss.8.2(a) of the Merger Agreement is hereby deleted in its entirety and replaced with the following:

         "Shared Technologies shall cause Shared Technologies Cellular, Inc. ("STCI") to enter into an agreement preventing STCI from competing in the telecommunications systems and service business."

         1.5 Section 9.1(f) shall be amended to state "43.5" in place of "47.5".

         1.6 Section 9.1 shall be amended to replace the references to "Recapitalization" with "Reorganization."

         1.7 Section 9.2(d) of the Merger Agreement and Schedule 9.2(d) of the Merger Agreement shall be deleted in their entirety.

         1.8 Schedule 9.2(e) shall be amended by adding to the end thereof the following:

         "(h) Article III, Section 20 shall be amended to include the following language at the end of such section:

         '; provided that in no event shall the board authorize or permit to be issued any preferred or special class of shares which are entitled to more than one vote per share or authorize or permit to be issued any additional shares of the Corporation's Series C Preferred Stock, in each case without the affirmative vote of 80% of the directors.' "

         1.9 Section 9.2(i) is hereby deleted in its entirety and replaced with the following:

         "STCI shall have executed a non-competition agreement with Shared Technologies in form and substance satisfactory to Fairchild."

         1.10 The "and" at the end of ss.9.3(d) of the Merger Agreement shall be deleted.

         1.11 The following is added as new ss.9.3(e) of the Merger Agreement and existing Section 9.3(e) of the Merger Agreement is renumbered as ss.9.3(f):

                  "(e) TFC and RHI shall have entered into a Tax Sharing Agreement with Shared Technologies in the form of Exhibit E hereto; and

         1.12 The reference to the entities "D-M-E, Inc." and B-3 and the "Fairchild Fasteners, Inc." in ss.9.3(f) (formerly ss.9.3(e)) of the Merger Agreement shall be deleted and replaced with the entity "Fairchild Holdings Corp." and the reference to "B-1, B-2 and B-3" shall be replaced by "B-1 and B-2."

                                   ARTICLE II

                    AMENDMENTS TO INDEMNIFICATION AGREEMENTS
                             (EXHIBITS B-1 through B-3)

         2.1 The first sentence of Section 1 of the Indemnification Agreement set forth as Exhibit B-1 to the Merger Agreement is hereby amended by adding the clause "and including all Taxes (including but not limited to Taxes related to the Fairchild Reorganization)" after the first reference to "Merger Agreement" therein.

         2.2 The first sentence of Section 1 of the Indemnification Agreement set forth as Exhibit B-2 to the Merger Agreement is hereby amended by adding the clause "and including all Taxes (including but not limited to Taxes related to the Fairchild Reorganization)" after the reference to "Merger Agreement" therein.

         2.3 All references to "Fairchild Recapitalization" in the Indemnification Agreements set forth as Exhibits B-1 and B-2 to the Merger Agreement are hereby deleted and replaced with the defined term "Fairchild Reorganization."

         2.4 All references to the entity "Fairchild Fasteners, Inc." in the Indemnification Agreement set forth as Exhibit B-2 to the Merger Agreement are hereby deleted and replaced with the entity "Fairchild Holdings Corp." and all references to the defined term "Fasteners" in the Indemnification Agreement set forth as Exhibit B-2 to the Merger Agreement are hereby deleted and replaced with the defined term "FHC".

         2.5 All references to "Shared Technologies" in ss.1 of the Indemnification Agreements set forth as Exhibits B-1 and B-2 shall include, and shall be deemed to include for all purposes set forth in ss.1, all subsidiaries of Shared Techologies Inc.

         2.6 Exhibit B-3 shall be deleted in its entirety.

                                   ARTICLE III

                       AMENDMENTS TO TAX SHARING AGREEMENT
                                   (EXHIBIT E)

         3.1 The Tax Sharing Agreement as set forth as Exhibit E to the Merger Agreement is hereby deleted and the Tax Sharing Agreement as attached hereto as Exhibit E (Restated) is substituted therefor.

                                   ARTICLE IV

                        PROVISIONS OF GENERAL APPLICATION

         4.1 Except as otherwise expressly provided by this First Amendment, all of the terms, conditions and provisions to the Merger Agreement remain unaltered. The Merger Agreement and this First Amendment shall be read and construed as one agreement.

         4.2 If any of the terms of this First Amendment shall conflict in any respect with any of the terms of the Merger Agreement, the terms of this First Amendment shall be controlling.


         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers all as of the day and year first above written.

SHARED TECHNOLOGIES INC.                         THE FAIRCHILD CORPORATION


By:__________________________                    By:____________________________
      Anthony D. Autorino
      Chairman of the Board, Chief Executive
      Officer and President


FAIRCHILD INDUSTRIES, INC.                        RHI HOLDINGS, INC.


By:__________________________                     By____________________________





ACCEPTED AND AGREED TO BY:

FAIRCHILD HOLDINGS CORP.


By:__________________________

                                                                       EXHIBIT B


S.G. WARBURG                                S.G. Warburg & Co., Inc.
                                            277 Park Avenue, New York, NY 10172
                                            Telephone: (212) 224-7000
                                            Telex: 170984
                                            Facsimile: (212) 224-7019



                                                       November 9, 1995


Board of Directors
Shared Technologies Inc.
100 Great Meadow Road, Suite 104
Wethersfield, Connecticut  06109

Gentlemen and Madam:

We understand that Shared Technologies Inc. ("Shared Technologies" or the "Company"), The Fairchild Corporation ("TFC"), Fairchild Industries, Inc. and its wholly owned subsidiary, VSI Corporation, (collectively "Fairchild") and RHI Holdings Inc. ("RHI") propose to enter into an Agreement and Plan of Merger dated as of November 9, 1995 (the "Merger Agreement"). The terms of the Merger Agreement provide, among other things, that Fairchild shall be merged with and into Shared Technologies (the "Merger") and that Shared Technologies as the corporation surviving the Merger shall change its name to Shared Technologies Fairchild Inc. ("Shared Technologies Fairchild"). In consideration for acquiring the shares of Fairchild: (i) Shared Technologies will issue to RHI $25 million in convertible preferred shares; (ii) Shared Technologies will issue to RHI 6.0 million common shares; (iii) cash proceeds of $223.5 million will be made available to Fairchild through the issuance by Shared Technologies Fairchild of various debt instruments; and, (iv) Shared Technologies will issue to RHI Special Preferred Stock with an initial liquidation preference of $20 million, together the "Merger Consideration". The terms and conditions of the merger and the Merger Consideration are more fully set forth in the Merger Agreement.

You have requested our opinion as to the fairness, from a financial point of view, to Shared Technologies of the consideration to be paid by Shared Technologies in exchange for the shares of Fairchild pursuant to the Merger Agreement.

For purposes of the opinion set forth herein, we have among other things:

(i) reviewed the consolidated financial statements of recent years of The Fairchild Corporation and

         Fairchild Industries, Inc. as filed with the Securities and Exchange Commission;

(ii)     reviewed   certain   audited   financial    statements   of   Fairchild
         Communications Services Company ("FCS") for the three years ended June 30, 1995;

(iii) reviewed certain audited financial statements for Shared Technologies for the three years ending December 31, 1994 and more recent unaudited financial information (including that for the six months ended June 30, 1995);

(iv) reviewed certain internal financial statements relating to Shared Technologies prepared by the management of Shared Technologies and certain internal financial statements relating to FCS prepared by the management of FCS;

(v) reviewed certain financial projections of Shared Technologies and FCS prepared by their respective management;

(vi) discussed the past and current operations and financial condition and prospects of Shared Technologies and FCS with their respective senior management;

(vii)    analyzed the pro forma impact of the merger on Shared Technologies;

(viii) reviewed certain financial and stock market information of certain companies we deemed appropriate in analyzing Shared Technologies and FCS, as well as the financial terms of certain other related transactions;

(ix)     participated   in   selected   discussions   and   negotiations   among
         representatives of Shared Technologies and FCS and their respective advisors;

(x)      reviewed  the  Merger  Agreement,   the  Shareholders'  Agreement,  the
         Registration   Rights   Agreement  and  other  relevant   documentation
         concerning the transaction; and

(xi) performed such other financial studies, analyses and examinations and considered such other factors as we deemed relevant.

We have assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us for purposes of this opinion. With respect to the financial projections relating to Shared Technologies and FCS used in our analyses, we have assumed that they have been reasonably prepared on a basis which reflects the best currently available estimates and judgments of Shared Technologies' and FCS's management, respectively, as to the future financial performance of their respective companies. Our opinion also incorporates management's expectations of the projected synergies to be realized as a result of the Merger. We have not prepared any independent valuation or appraisal of the assets of Shared Technologies or FCS.

Our opinion is necessarily based on the economic, market, and other conditions in effect on, and the information made available to us as of, the date hereof. Our opinion does not address the matter of indemnification provided to Shared Technologies by TFC, RHI and their respective affiliates.

S.G. Warburg & Co. Inc. is acting as financial advisor to Shared Technologies in connection with this transaction and will receive a fee for its services.

Based upon and subject to the foregoing, it is our opinion as investment bankers that as of the date hereof, the consideration offered to RHI is fair, from a financial point of view, to Shared Technologies.


Very truly yours,


S.G. WARBURG & CO. INC.

By:                                                  By:
    /s/ James M. Stewart                                  /s/ David M. Cohen
Name:   James M. Stewart                             Name:    David M. Cohen
Title:  Managing Director                            Title:   Managing Director

                                                                PRELIMINARY COPY


                            SHARED TECHNOLOGIES INC.


                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                FEBRUARY 28, 1996


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anthony D. Autorino and Vincent DiVincenzo, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of common stock, par value $.004, (the "Common Stock") of Shared Technologies Inc. ("STI") held of record by the undersigned on February 1, 1996 at the Special Meeting of Stockholders to be held on February 28, 1996 or any adjournment or adjournments thereof, upon all matters set forth in the Notice of Special Meeting of Stockholders and Proxy Statement dated February 7, 1995, a copy of which has been received by the undersigned, as follows:


1. To approve (i) the merger of Fairchild Industries Inc. with and into STI pursuant to the terms of an Agreement and Plan of Merger, dated as of November 9, 1995 as amended by that certain Amendment dated February 2, 1996 (the "Merger Agreement") and (ii) amendments to the Restated Certificate of Incorporation of STI as required by the Merger Agreement as a condition to the Merger to:

            (a) increase  the  authorized  Common Stock, $.004 par value of STI from 20,000,000 to 50,000,000;

            (b) increase  the  authorized  shares  of  preferred stock, $.01 par value, of STI from 10,000,000 to 25,000,000; and

            (c) change the name of STI to "Shared Technologies Fairchild Inc."

     |_|     FOR                  |_|     AGAINST               |_|     ABSTAIN

2.       Grant  authority to vote upon such other  matters as may properly  come
         before  the  Special   Meeting  as  Anthony  D.  Autorino  and  Vincent
         DiVincenzo determine are in the best interest of the Company.

     |_|     FOR                  |_|     AGAINST               |_|     ABSTAIN

          The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement. Any proxy heretofore given to vote said Common Stock is hereby revoked. The undersigned hereby ratify and confirm all that said proxy or any of their substitutes may lawfully do by virtue hereof.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
       DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS
              PROXY WILL BE VOTED "FOR" EACH OF THE MATTERS STATED.

          Please be sure to complete, sign and date this Proxy and return it in the enclosed envelope. If acting as an executor, administrator, trustee or guardian, you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer. If Common Stock is held jointly, each Stockholder should sign.

Date:___________________


________________________________                     __________________________
SIGNATURE                                            CO-OWNER SIGN HERE